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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-7736
Janus Aspen Series
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)
Stephanie Grauerholz, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 12/31
Date of reporting period: 6/30/14

Item 1 — Reports to Shareholders

semiannual report
June 30, 2014

Janus Aspen Series

Janus Aspen Balanced Portfolio

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Janus Aspen Balanced Portfolio (unaudited)

PORTFOLIO SNAPSHOT
We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our benchmark and peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.
Marc Pinto co-portfolio manager	Gibson Smith co-portfolio manager

PERFORMANCE SUMMARY

Janus Aspen Balanced Portfolio’s Institutional Shares and Service Shares returned 4.94% and 4.84%, respectively, for the six-month period ended June 30, 2014. That compares with 7.14% for the Portfolio’s primary benchmark, the S&P 500 Index, and 3.93% for the Portfolio’s secondary benchmark, the Barclays U.S. Aggregate Bond Index. The Balanced Index, an internally calculated benchmark composed of a 55% weighting in the S&P 500 Index and a 45% weighting in the Barclays U.S. Aggregate Bond Index, returned 5.74%.

INVESTMENT ENVIRONMENT

The equities market started 2014 on weak footing amid concerns about when the Federal Reserve (Fed) would start to hike rates as well as anxiety over slowing growth in China. The market started rebounding on reassurance that the Fed would continue its accommodative monetary policies and emerging stability in China’s growth. The rebound in equities gathered momentum in the second quarter amid generally favorable economic developments in the U.S. despite a sharp downward revision to first quarter gross domestic product and a hint of inflation near period end.

On the fixed income front, the yield of the 10-year Treasury note started the year at around 3.00%. It promptly began to decline in January as emerging market volatility drove safe haven buying. The decline in the bellwether note’s yield continued as the U.S. recovery faltered amid a winter-related slowdown. In the second quarter, the 10-year yield dipped briefly below 2.50%; it was otherwise range bound.

The Fed acknowledged improved economic conditions during the second quarter and continued to taper its quantitative easing (QE) program. While inflation moved to the Fed’s 2% target, policymakers seem to be looking for improving trends in economic data to strengthen even further. The central bank signaled that the first rate hike won’t be until 2015. Amid low rates, investors continued to reach for yield and returns. This has created stretched valuations in the fixed income market. Credit and mortgage-backed securities spreads tightened.

PERFORMANCE DISCUSSION

Our equity and fixed income allocations during the six-month period did not vary significantly. We began the period with a 54% weighting to equities and 45% to debt. We ended the period with a 51% weighting in equities and a 47% weighting in debt. The decline in our equity exposure was driven primarily by selling stocks that, in our view, were more fully valued. We were holding the proceeds in cash until we could find investments that were in keeping with our focus on risk-adjusted returns and capital preservation. The slight allocation tilt toward equities reflects our belief that there are more opportunities in equities than in fixed income given valuations in both markets.

The equity sleeve underperformed the S&P 500 Index during the period, as stock selection and weightings within certain sectors weighed on relative performance. Specifically, stock selection within the information technology and consumer discretionary sectors as well as our underweight in energy and overweight in consumer discretionary detracted from relative returns. Sector contributors were led by health care, where our stock selection and sector overweight both benefited relative performance.

Individual stock detractors were led by toy maker Mattel. The company reported first quarter earnings that disappointed and followed weak reports in the most recent quarters. Mattel is still working on inventory reduction and stabilizing its market share after weak sales during 2013’s holiday season.

Another stock detractor was CIT Group, Inc. The lender to mid-size businesses reported quarterly earnings that were beneath analyst expectations. We had liked CIT for its restructuring potential, however we have since exited the position.

Janus Aspen Series | 1

Janus Aspen Balanced Portfolio (unaudited)

Credit card solutions company MasterCard, Inc. detracted as well amid concern about its growth abroad, particularly in Russia.

Equity contributors were led by two specialty pharmaceutical firms primarily because of acquisition bids they received during the period. First was Ireland-based Shire PLC. Shire received an acquisition bid from U.S.-based AbbVie in a proposed tax-favored deal. It initially rejected the offer. Shire’s drug therapies have a strong position within the attention deficit and hyperactivity disorder market as well as in certain rare disease markets. We believe the stock to be more fully valued after rallying on the takeover offer. We have reduced our position in the stock.

Specialty drug maker Allergan, Inc. was also a top contributor after receiving an acquisition bid from Canadian firm Valeant Pharmaceuticals. Allergan’s prospects are strong given its dominant market share in ophthalmology and in aesthetics, through its Botox product, which we think will grow through new indications. While Allergan has, thus far, rejected the bid it has received, the bid’s premium drove up its stock price, and we now believe it is more fully valued. We have reduced our position.

Chemicals and refining company LyondellBasell Industries was another top contributor. The company benefited from better performance by its refining business and signs that the restructuring of its European business is paying off. Moreover, the company announced a share buyback program and increased its dividend.

Meanwhile, our fixed income sleeve underperformed the Barclays U.S. Aggregate Bond Index, largely due to our yield curve positioning. As was the case when the period began, the sleeve was short duration versus its benchmark; however, we shortened duration slightly more during the six months as risks toward higher rates in the longer term increased. As rates mostly fell in the period itself, this positioning worked against us. Our Treasurys allocation, where we have a slight overweight versus the index, was our largest relative detractor by asset class as our yield curve positioning worked against us.

Individual credit selection within our corporate segment offset the yield curve effect there, and largely made our allocation to corporate credit the largest relative contributor to returns. The performance of our corporate credit segment reflects our bottom-up, fundamentally driven process. The Portfolio’s significant overweight in corporates versus the index is driven by our belief that credit offers the greatest opportunity for solid risk-adjusted returns in fixed income. Our overweight to higher yielding credit was also additive. An improving U.S. economy and an increased focus by the corporate sector on balance sheet strength underpins our overweight in this credit segment.

From a credit sector standpoint, top contributors were led by banking, pharmaceutical and utility pipeline companies. Top detractors included electric utility, media cable and retailing companies.

We were underweight mortgage-backed securities (MBS) during the period as we believe corporates offer better risk-adjusted return opportunities. Our yield curve positioning and individual security selection within our MBS allocation made it a relative detractor.

As part of its QE wind-down, the Fed is reducing purchases of mainly lower-coupon MBS securities. We believe being higher in the coupon stack and in more prepayment-resistant tranches should provide defensive characteristics against any resultant volatility from the Fed’s QE tapering. This positioning has helped give our MBS exposure a more stable cash-flow profile, which we believe could benefit the overall portfolio when rates are volatile. On the other hand, if Treasury yields drift lower and within a tight range, our positioning can work against us, which was the case in the second half of the period.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Portfolio.

OUTLOOK

The gradual improvement in the economy and the current accommodative Federal Reserve policy should lead to a good environment for stocks, particularly given the lack of other attractive investment alternatives. We believe equity valuations are reasonable and justifiable, but given the significant moves higher in equity markets, we are being increasingly selective in our buying decisions. Moreover, our overall constructive scenario for equities could change if interest rates move materially higher, if the economy takes a turn for the worst, or if inflation appears to be more systemic than it does now.

We would add that many companies are deploying their cash back into the market through merger and acquisition activity, share buybacks and dividends. While these actions are shareholder friendly, it is less so for bondholders as this activity drains cash and can result in balance sheet leverage. Indeed, we take this as another reason to be increasingly selective in our fixed income sleeve. Also, the low-rate environment has prompted a reach for yield and

2 | JUNE 30, 2014

(unaudited)

returns that has in turn resulted in stretched valuations in the fixed income market.

While we are still bullish on credit in general and tend to favor high yield, we believe security avoidance may be just as important as security selection going forward. Both involve a bottom-up, fundamentally driven process and require in-depth research on companies with a view toward recognizing what is worth owning and, more importantly, what is not. That said, we continue to believe that credit will produce some of the best risk-adjusted returns in the fixed income market during 2014.

Finally, given the risks toward an upward rise in rates longer term, we believe that managing duration and yield curve risk will be important to success in this market. While using the long end of the Treasury yield curve to provide some protection for investors is still applicable, we think the “new defensive” will be more about being opportunistic as it relates to rates, with a bias toward being short in duration, particularly in credit.

Thank you for investing in Janus Aspen Balanced Portfolio.

Janus Aspen Series | 3

Janus Aspen Balanced Portfolio (unaudited)

Janus Aspen Balanced Portfolio At A Glance

5 Top Performers – Equity Holdings

Contribution

Shire PLC (ADR)	1.00%
Allergan, Inc.	0.98%
LyondellBasell Industries NV – Class A	0.73%
Apple, Inc.	0.52%
Enterprise Products Partners LP	0.50%

5 Bottom Performers – Equity Holdings

Contribution

Mattel, Inc.	–0.46%
MasterCard, Inc. – Class A	–0.33%
CIT Group, Inc.	–0.32%
Boeing Co.	–0.21%
Precision Castparts Corp.	–0.10%

5 Top Performers – Sectors*

	Portfolio	Portfolio Weighting	S&P 500®
	Contribution	(Average % of Equity)	Index Weighting

Health Care	1.53%	19.06%	13.34%
Materials	0.21%	7.25%	3.51%
Telecommunication Services	0.13%	1.23%	2.39%
Financials	–0.03%	12.06%	16.17%
Consumer Staples	–0.05%	6.64%	9.65%

5 Bottom Performers – Sectors*

	Portfolio	Portfolio Weighting	S&P 500®
	Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	–0.74%	18.37%	12.14%
Information Technology	–0.44%	15.02%	18.71%
Energy	–0.36%	5.36%	10.31%
Utilities	–0.33%	0.00%	3.04%
Other**	–0.19%	2.78%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | JUNE 30, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2014

LyondellBasell Industries NV – Class A Chemicals	2.0%
Boeing Co. Aerospace & Defense	1.9%
EI du Pont de Nemours & Co. Chemicals	1.8%
Apple, Inc. Technology Hardware, Storage & Peripherals	1.7%
Blackstone Group LP Capital Markets	1.7%

9.1%

Asset Allocation – (% of Net Assets)
As of June 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2014

As of December 31, 2013

Janus Aspen Series | 5

Janus Aspen Balanced Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014						Expense Ratios – per the May 1, 2014 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Balanced Portfolio – Institutional Shares	4.94%	16.43%	12.81%	8.93%	10.36%	0.58%

Janus Aspen Balanced Portfolio – Service Shares	4.84%	16.13%	12.53%	8.66%	10.20%	0.84%

S&P 500® Index	7.14%	24.61%	18.83%	7.78%	9.30%

Barclays U.S. Aggregate Bond Index	3.93%	4.37%	4.85%	4.93%	5.69%

Balanced Index	5.74%	15.22%	12.62%	6.75%	7.95%

Morningstar Quartile – Institutional Shares	–	2nd	2nd	1st	1st

Morningstar Ranking – based on total returns for Moderate Allocation Funds	–	368/872	313/727	16/590	10/262

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

See important disclosures on the next page.

6 | JUNE 30, 2014

(unaudited)

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – September 13, 1993

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Institutional Shares	$1,000.00	$1,049.40	$2.95	$1,000.00	$1,021.92	$2.91	0.58%

Service Shares	$1,000.00	$1,048.40	$4.22	$1,000.00	$1,020.68	$4.16	0.83%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series | 7

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2014

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 1.6%
$1,092,000	AmeriCredit Automobile Receivables Trust 2012-4 2.6800%, 10/9/18	$1,121,202
351,000	AmeriCredit Automobile Receivables Trust 2013-4 3.3100%, 10/8/19	363,783
953,000	Aventura Mall Trust 2013-AVM 3.8674%, 12/5/20 (144A),‡	924,508
600,000	Boca Hotel Portfolio Trust 2013-BOCA 3.2018%, 8/15/26 (144A),‡	601,714
1,372,769	CKE Restaurant Holdings, Inc. 4.4740%, 3/20/43 (144A)	1,409,991
219,022	COMM 2006-FL12 Mortgage Trust 0.4918%, 12/15/20 (144A),‡	217,062
412,667	COMM 2006-FL12 Mortgage Trust 0.5318%, 12/15/20 (144A),‡	404,848
412,672	COMM 2006-FL12 Mortgage Trust 0.7218%, 12/15/20 (144A),‡	396,600
236,000	COMM 2007-C9 Mortgage Trust 5.6500%, 12/10/49	256,335
2,284,000	Commercial Mortgage Trust 2007-GG11 5.8670%, 12/10/49‡	2,524,074
254,265	Credit Suisse Mortgage Capital Certificates 0.5518%, 9/15/21 (144A),‡	252,965
748,757	Credit Suisse Mortgage Capital Certificates 0.7018%, 9/15/21 (144A),‡	743,819
400,000	Credit Suisse Mortgage Capital Certificates 0.4018%, 10/15/21 (144A),‡	395,231
540,000	Credit Suisse Mortgage Capital Certificates 0.4518%, 10/15/21 (144A),‡	530,862
1,255,714	FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20§	1,095,485
1,041,000	GS Mortgage Securities Corp. II 3.5495%, 12/10/27 (144A),‡	981,380
1,993,000	GS Mortgage Securities Corp. II 2.7510%, 11/8/29 (144A),‡	2,029,209
1,198,000	GS Mortgage Securities Corp. II 3.7510%, 11/8/29 (144A),‡	1,209,588
422,000	GS Mortgage Securities Corp. Trust 2013-NYC5 3.7706%, 1/10/18 (144A),‡	427,697
452,000	Hilton USA Trust 2013-HLT 4.4065%, 11/5/30 (144A)	468,048
437,000	Hilton USA Trust 2013-HLT 4.6017%, 11/5/30 (144A),‡	451,108
636,904	JP Morgan Chase Commercial Mortgage Securities Corp. 3.9018%, 8/15/29 (144A),‡	642,609
730,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-JWRZ 3.1418%, 4/15/30 (144A),‡	731,880
292,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-JWRZ 3.8918%, 4/15/30 (144A),‡	292,449
351,000	JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU 3.6518%, 12/15/28 (144A),‡	352,243
1,459,000	LB-UBS Commercial Mortgage Trust 2007-C2 5.4930%, 2/15/40‡	1,568,005
418,000	Santander Drive Auto Receivables Trust 2.5200%, 9/17/18	427,602
446,000	Santander Drive Auto Receivables Trust 2012-5 3.3000%, 9/17/18	463,762
1,550,400	Wachovia Bank Commercial Mortgage Trust Series 2007-C30 5.3830%, 12/15/43	1,686,544
425,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C31 5.5910%, 4/15/47‡	465,530
390,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 2.9018%, 1/15/27 (144A),‡	390,245
188,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 2.4018%, 2/15/27 (144A),‡	188,177
188,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 3.4018%, 2/15/27 (144A),‡	187,793

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $23,989,052)		24,202,348

Bank Loans and Mezzanine Loans – 0.8%
Basic Industry – 0.1%
883,196	FMG Resources August 2006 Pty, Ltd. 3.7500%, 6/28/19‡	883,532
Communications – 0.1%
1,296,485	Tribune Co. 4.0000%, 12/27/20‡	1,298,508
Consumer Cyclical – 0.1%
1,396,730	MGM Resorts International 3.5000%, 12/20/19‡	1,391,925
Consumer Non-Cyclical – 0.1%
307,455	CHS / Community Health Systems, Inc. 4.2500%, 1/27/21‡	309,097
1,329,667	IMS Health, Inc. 3.5000%, 3/17/21‡	1,321,357
696,057	Quintiles Transnational Corp. 3.7500%, 6/8/18‡	695,360

		2,325,814
Technology – 0.4%
5,558,000	Avago Technologies Cayman, Ltd. 3.7500%, 5/6/21‡	5,573,396

Total Bank Loans and Mezzanine Loans (cost $11,451,845)		11,473,175

Common Stock – 50.4%
Aerospace & Defense – 3.4%
219,129	Boeing Co.	27,879,783
129,983	Honeywell International, Inc.	12,081,920
42,890	Precision Castparts Corp.	10,825,436

		50,787,139

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2014

Schedule of Investments (unaudited)

As of June 30, 2014

Shares or Principal Amount		Value

Airlines – 0.3%
103,335	United Continental Holdings, Inc.*	$4,243,968
Automobiles – 0.4%
182,646	General Motors Co.	6,630,050
Beverages – 0.4%
204,945	Diageo PLC	6,544,044
Capital Markets – 1.8%
766,271	Blackstone Group LP	25,624,102
40,562	Greenhill & Co., Inc.	1,997,679

		27,621,781
Chemicals – 3.8%
409,415	EI du Pont de Nemours & Co.	26,792,118
305,091	LyondellBasell Industries NV – Class A	29,792,136

		56,584,254
Commercial Banks – 2.4%
199,088	JPMorgan Chase & Co.	11,471,451
547,626	U.S. Bancorp	23,723,158

		35,194,609
Consumer Finance – 0.6%
92,635	American Express Co.	8,788,283
Diversified Financial Services – 0.3%
52,602	CME Group, Inc.	3,732,112
Diversified Telecommunication Services – 0.7%
215,043	CenturyLink, Inc.	7,784,557
51,738	Verizon Communications, Inc.	2,531,540

		10,316,097
Electronic Equipment, Instruments & Components – 1.8%
41,893	Amphenol Corp. – Class A	4,035,971
380,033	TE Connectivity, Ltd. (U.S. Shares)	23,501,241

		27,537,212
Food Products – 1.0%
65,656	Hershey Co.	6,392,925
175,100	Unilever PLC	7,943,156

		14,336,081
Health Care Equipment & Supplies – 0.7%
255,517	Abbott Laboratories	10,450,645
Health Care Providers & Services – 3.2%
296,324	Aetna, Inc.	24,025,950
130,637	AmerisourceBergen Corp.	9,492,084
209,200	Express Scripts Holding Co.*	14,503,836

		48,021,870
Hotels, Restaurants & Leisure – 1.5%
233,105	Las Vegas Sands Corp.	17,767,263
102,683	Six Flags Entertainment Corp.	4,369,162

		22,136,425
Industrial Conglomerates – 0.6%
63,359	3M Co.	9,075,543
Information Technology Services – 1.5%
51,292	Automatic Data Processing, Inc.	4,066,430
257,371	MasterCard, Inc. – Class A	18,909,047

		22,975,477
Insurance – 0.6%
416,342	Prudential PLC	9,553,802
Internet & Catalog Retail – 0.8%
10,279	Priceline Group, Inc.*	12,365,637
Internet Software & Services – 1.0%
25,697	Google, Inc. – Class C*	14,782,970
Leisure Products – 1.2%
462,787	Mattel, Inc.	18,034,809
Machinery – 0.3%
51,599	Dover Corp.	4,692,929
Media – 3.0%
401,447	CBS Corp. – Class B	24,945,916
59,902	Time Warner Cable, Inc.	8,823,565
124,140	Viacom, Inc. – Class B	10,766,662

		44,536,143
Oil, Gas & Consumable Fuels – 3.0%
168,765	Chevron Corp.	22,032,271
289,364	Enterprise Products Partners LP	22,654,307

		44,686,578
Pharmaceuticals – 5.7%
400,036	AbbVie, Inc.	22,578,032
90,498	Allergan, Inc.	15,314,072
111,462	Eli Lilly & Co.	6,929,592
50,142	Endo International PLC*	3,510,943
154,174	Johnson & Johnson	16,129,684
225,429	Mylan, Inc.*	11,623,119
20,784	Shire PLC (ADR)	4,894,424
149,406	Zoetis, Inc.	4,821,332

		85,801,198
Professional Services – 0.2%
24,656	Towers Watson & Co. – Class A	2,569,895
Real Estate Investment Trusts (REITs) – 0.9%
6,399,631	Colony American Homes Holdings III LP – Private Placement*,§	7,039,594
100,120	Ventas, Inc.	6,417,692

		13,457,286
Road & Rail – 2.1%
53,939	Canadian Pacific Railway, Ltd. (U.S. Shares)	9,770,511
213,487	Union Pacific Corp.	21,295,328

		31,065,839
Software – 1.1%
385,892	Microsoft Corp.	16,091,696
Specialty Retail – 0.7%
8,609	AutoZone, Inc.*	4,616,490
79,734	Home Depot, Inc.	6,455,265

		11,071,755
Technology Hardware, Storage & Peripherals – 1.7%
280,897	Apple, Inc.	26,103,758
Textiles, Apparel & Luxury Goods – 1.6%
308,637	NIKE, Inc. – Class B	23,934,799
Tobacco – 2.1%
255,589	Altria Group, Inc.	10,719,403
250,218	Philip Morris International, Inc.†	21,095,879

		31,815,282

Total Common Stock (cost $485,719,162)		755,539,966

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2014

Shares or Principal Amount		Value

Corporate Bonds – 18.7%
Asset-Backed Securities – 0.1%
$1,439,000	American Tower Trust I 1.5510%, 3/15/18 (144A)	$1,433,145
Banking – 3.4%
2,666,000	Abbey National Treasury Services PLC 4.0000%, 3/13/24	2,751,181
1,618,000	American Express Co. 6.8000%, 9/1/66‡	1,779,800
792,000	American Express Credit Corp. 1.7500%, 6/12/15	802,045
2,789,000	American Express Credit Corp. 2.1250%, 3/18/19	2,800,853
618,000	Bank of America Corp. 1.5000%, 10/9/15	623,691
663,000	Bank of America Corp. 2.6000%, 1/15/19	670,799
3,501,000	Bank of America Corp. 2.6500%, 4/1/19	3,548,614
1,202,000	Bank of America Corp. 8.0000%µ	1,330,320
3,158,000	Citigroup, Inc. 5.0000%, 9/15/14	3,185,961
1,384,000	Citigroup, Inc. 5.9000%, 12/29/49	1,397,840
161,000	Citigroup, Inc. 5.3500%µ	154,459
1,759,000	Goldman Sachs Capital I 6.3450%, 2/15/34	2,009,475
555,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	610,800
1,941,000	Goldman Sachs Group, Inc. 2.3750%, 1/22/18	1,971,155
1,394,000	Goldman Sachs Group, Inc. 5.7000%µ	1,440,176
667,000	HBOS PLC 6.7500%, 5/21/18 (144A)	768,403
360,000	HSBC Bank USA NA 4.8750%, 8/24/20	401,237
2,636,000	Intesa Sanpaolo SpA 5.0170%, 6/26/24 (144A)	2,667,144
309,000	JPMorgan Chase & Co. 7.9000%µ	345,307
555,000	Lloyds Bank PLC 6.5000%, 9/14/20 (144A)	651,443
1,132,000	Morgan Stanley 3.4500%, 11/2/15	1,171,282
502,000	Morgan Stanley 4.7500%, 3/22/17	546,547
1,067,000	Morgan Stanley 2.5000%, 1/24/19	1,078,950
1,716,000	Morgan Stanley 5.0000%, 11/24/25	1,830,231
352,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	359,260
2,604,000	Royal Bank of Scotland Group PLC 6.1000%, 6/10/23	2,850,323
2,713,000	Royal Bank of Scotland Group PLC 6.0000%, 12/19/23	2,933,309
4,828,000	Royal Bank of Scotland Group PLC 5.1250%, 5/28/24	4,902,346
1,290,000	Santander UK PLC 5.0000%, 11/7/23 (144A)	1,393,240
1,496,000	SVB Financial Group 5.3750%, 9/15/20	1,692,981
1,985,000	Zions Bancorporation 5.8000%µ	1,893,194

		50,562,366
Basic Industry – 0.6%
799,000	Ashland, Inc. 3.8750%, 4/15/18	821,971
813,000	Ashland, Inc. 4.7500%, 8/15/22	817,065
1,085,000	Ashland, Inc. 6.8750%, 5/15/43	1,169,088
1,134,000	FMG Resources August 2006 Pty, Ltd. 8.2500%, 11/1/19 (144A)	1,234,642
592,000	Plains Exploration & Production Co. 6.5000%, 11/15/20	660,820
151,000	Plains Exploration & Production Co. 6.6250%, 5/1/21	168,931
614,000	Plains Exploration & Production Co. 6.7500%, 2/1/22	697,658
2,557,000	Plains Exploration & Production Co. 6.8750%, 2/15/23	2,991,690
563,000	Reliance Steel & Aluminum Co. 4.5000%, 4/15/23	574,351

		9,136,216
Brokerage – 1.3%
1,917,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	2,119,244
864,000	Carlyle Holdings Finance LLC 3.8750%, 2/1/23 (144A)	880,357
1,154,000	Charles Schwab Corp. 7.0000%µ	1,347,295
806,000	E*TRADE Financial Corp. 6.7500%, 6/1/16	874,510
627,000	E*TRADE Financial Corp. 6.0000%, 11/15/17	652,080
926,000	E*TRADE Financial Corp. 6.3750%, 11/15/19	1,002,395
399,000	Lazard Group LLC 6.8500%, 6/15/17	452,675
1,659,000	Lazard Group LLC 4.2500%, 11/14/20	1,738,126
2,283,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	2,414,272
1,456,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	1,554,280
1,963,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	2,073,319
3,687,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	4,158,073

		19,266,626
Capital Goods – 0.6%
850,000	CNH Industrial Capital LLC 3.6250%, 4/15/18	868,062

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2014

Schedule of Investments (unaudited)

As of June 30, 2014

Shares or Principal Amount		Value

Capital Goods – (continued)
$1,181,000	Exelis, Inc. 4.2500%, 10/1/16	$1,252,632
533,000	Exelis, Inc. 5.5500%, 10/1/21	572,822
1,470,000	FLIR Systems, Inc. 3.7500%, 9/1/16	1,548,377
1,363,000	Hanson, Ltd. 6.1250%, 8/15/16	1,485,670
1,275,000	Ingersoll-Rand Global Holding Co., Ltd. 4.2500%, 6/15/23	1,341,301
469,000	Interface, Inc. 7.6250%, 12/1/18	492,450
679,000	Martin Marietta Materials, Inc. 4.2500%, 7/2/24 (144A)	684,097
254,000	Vulcan Materials Co. 7.0000%, 6/15/18	292,418

		8,537,829
Communications – 0.6%
677,000	Nielsen Finance LLC / Nielsen Finance Co. 4.5000%, 10/1/20	682,077
700,000	Nielsen Finance LLC / Nielsen Finance Co. 5.0000%, 4/15/22 (144A)	705,250
801,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	816,302
1,210,000	Sprint Corp. 7.2500%, 9/15/21 (144A)	1,334,025
1,573,000	UBM PLC 5.7500%, 11/3/20 (144A)	1,692,841
1,253,000	Verizon Communications, Inc. 3.6500%, 9/14/18	1,340,060
1,182,000	Verizon Communications, Inc. 5.1500%, 9/15/23	1,322,768
1,147,000	Verizon Communications, Inc. 6.4000%, 9/15/33	1,405,004
617,000	Viacom, Inc. 3.8750%, 4/1/24	626,993

		9,925,320
Consumer Cyclical – 2.2%
2,304,000	Brinker International, Inc. 3.8750%, 5/15/23	2,233,009
291,000	Continental Rubber of America Corp. 4.5000%, 9/15/19 (144A)	308,285
1,127,000	DR Horton, Inc. 3.7500%, 3/1/19	1,132,635
2,448,000	Ford Motor Credit Co. LLC 5.8750%, 8/2/21	2,874,106
3,867,000	General Motors Co. 3.5000%, 10/2/18 (144A)	3,954,007
8,488,000	General Motors Co. 4.8750%, 10/2/23 (144A)	8,933,620
1,729,000	General Motors Co. 6.2500%, 10/2/43 (144A)	1,984,027
594,000	General Motors Financial Co., Inc. 3.2500%, 5/15/18	602,910
1,679,000	General Motors Financial Co., Inc. 4.2500%, 5/15/23	1,676,901
1,826,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	1,829,579
755,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	841,386
1,278,000	MDC Holdings, Inc. 5.5000%, 1/15/24	1,328,406
441,000	MGM Resorts International 6.6250%, 7/15/15	461,948
629,000	MGM Resorts International 7.5000%, 6/1/16	694,259
628,000	MGM Resorts International 8.6250%, 2/1/19	748,105
1,124,000	Schaeffler Finance BV 4.2500%, 5/15/21 (144A)	1,124,000
460,000	Toll Brothers Finance Corp. 4.0000%, 12/31/18	473,800
420,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	456,750
235,000	Toll Brothers Finance Corp. 4.3750%, 4/15/23	230,888
734,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.2500%, 5/30/23 (144A)	710,145

		32,598,766
Consumer Non-Cyclical – 1.8%
933,000	Actavis, Inc. 1.8750%, 10/1/17	941,321
3,591,000	Forest Laboratories, Inc. 4.3750%, 2/1/19 (144A)	3,874,007
4,254,000	Forest Laboratories, Inc. 4.8750%, 2/15/21 (144A)	4,645,453
1,958,000	Fresenius Medical Care U.S. Finance II, Inc. 5.8750%, 1/31/22 (144A)	2,163,590
819,000	HCA, Inc. 3.7500%, 3/15/19	826,166
1,719,000	Life Technologies Corp. 6.0000%, 3/1/20	2,009,143
356,000	Life Technologies Corp. 5.0000%, 1/15/21	398,828
313,000	Perrigo Co. PLC 2.3000%, 11/8/18 (144A)	312,871
944,000	Perrigo Co. PLC 4.0000%, 11/15/23 (144A)	959,450
1,499,000	SABMiller Holdings, Inc. 2.2000%, 8/1/18 (144A)	1,514,817
948,000	Safeway, Inc. 4.7500%, 12/1/21	973,825
369,000	Smithfield Foods, Inc. 5.2500%, 8/1/18 (144A)	385,605
1,191,000	Tenet Healthcare Corp. 8.1250%, 4/1/22	1,378,583
1,077,000	Tyson Foods, Inc. 6.6000%, 4/1/16	1,179,711
2,470,000	WM Wrigley Jr Co. 2.4000%, 10/21/18 (144A)	2,508,801
2,468,000	WM Wrigley Jr Co. 3.3750%, 10/21/20 (144A)	2,555,239

		26,627,410
Electric – 0.3%
1,465,000	CMS Energy Corp. 4.2500%, 9/30/15	1,526,057

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 11

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2014

Shares or Principal Amount		Value

Electric – (continued)
$788,000	IPALCO Enterprises, Inc. 5.0000%, 5/1/18	$841,190
977,000	PPL WEM Holdings, Ltd. 3.9000%, 5/1/16 (144A)	1,023,073
543,000	PPL WEM Holdings, Ltd. 5.3750%, 5/1/21 (144A)	610,786

		4,001,106
Energy – 3.1%
4,018,000	Chesapeake Energy Corp. 5.3750%, 6/15/21	4,279,170
6,710,000	Chesapeake Energy Corp. 4.8750%, 4/15/22	6,944,850
2,072,000	Chesapeake Energy Corp. 5.7500%, 3/15/23	2,302,406
1,297,000	Cimarex Energy Co. 5.8750%, 5/1/22	1,433,185
641,000	Cimarex Energy Co. 4.3750%, 6/1/24	653,019
157,000	Continental Resources, Inc. 7.1250%, 4/1/21	177,803
2,646,000	Continental Resources, Inc. 5.0000%, 9/15/22	2,877,525
1,287,000	Continental Resources, Inc. 3.8000%, 6/1/24 (144A)	1,300,906
651,000	Continental Resources, Inc. 4.9000%, 6/1/44 (144A)	672,676
2,058,000	DCP Midstream Operating LP 4.9500%, 4/1/22	2,259,377
1,101,000	DCP Midstream Operating LP 3.8750%, 3/15/23	1,114,682
1,238,000	Devon Energy Corp. 2.2500%, 12/15/18	1,252,465
74,000	El Paso LLC 6.5000%, 9/15/20	81,955
268,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	313,928
770,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	841,800
1,413,000	El Paso Pipeline Partners Operating Co. LLC 4.3000%, 5/1/24	1,423,089
761,000	Energy Transfer Partners LP 4.1500%, 10/1/20	804,547
2,201,000	EnLink Midstream Partners LP 4.4000%, 4/1/24	2,309,670
1,783,000	EnLink Midstream Partners LP 5.6000%, 4/1/44	1,990,723
331,000	Frontier Oil Corp. 6.8750%, 11/15/18	347,550
1,093,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	1,242,290
2,705,000	Nabors Industries, Inc. 5.0000%, 9/15/20	3,035,091
159,000	Nabors Industries, Inc. 4.6250%, 9/15/21	172,227
893,000	NGL Energy Partners LP / NGL Energy Finance Corp. 5.1250%, 7/15/19 (144A)	895,233
1,230,000	Petrohawk Energy Corp. 6.2500%, 6/1/19	1,328,400
285,000	Spectra Energy Partners LP 2.9500%, 9/25/18	295,841
1,468,000	Spectra Energy Partners LP 4.7500%, 3/15/24	1,590,449
2,938,000	Western Gas Partners LP 5.3750%, 6/1/21	3,327,012
1,661,000	Whiting Petroleum Corp. 5.0000%, 3/15/19	1,748,202

		47,016,071
Finance Companies – 0.8%
3,152,000	CIT Group, Inc. 4.2500%, 8/15/17	3,287,930
443,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	497,268
3,418,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	3,704,257
897,000	CIT Group, Inc. 3.8750%, 2/19/19	910,993
592,000	GE Capital Trust I 6.3750%, 11/15/67‡	658,600
134,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	149,410
1,900,000	General Electric Capital Corp. 6.2500%µ	2,113,750
1,200,000	General Electric Capital Corp. 7.1250%µ	1,416,240

		12,738,448
Financial – 0.3%
1,663,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	1,680,422
2,946,000	LeasePlan Corp. NV 2.5000%, 5/16/18 (144A)	2,970,381

		4,650,803
Industrial – 0.2%
529,000	CBRE Services, Inc. 6.6250%, 10/15/20	561,401
676,000	Cintas Corp. No. 2 2.8500%, 6/1/16	698,674
708,000	Cintas Corp. No. 2 4.3000%, 6/1/21	763,561
477,000	URS Corp. 5.0000%, 4/1/22	486,062

		2,509,698
Insurance – 0.5%
430,000	American International Group, Inc. 5.6000%, 10/18/16	472,742
875,000	American International Group, Inc. 6.2500%, 3/15/37	978,906
1,667,000	American International Group, Inc. 8.1750%, 5/15/58‡	2,296,292
2,514,000	Primerica, Inc. 4.7500%, 7/15/22	2,738,626
1,026,000	Voya Financial, Inc. 5.6500%, 5/15/53‡	1,043,955

		7,530,521

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 | JUNE 30, 2014

Schedule of Investments (unaudited)

As of June 30, 2014

Shares or Principal Amount		Value

Owned No Guarantee – 0.1%
$877,000	CNOOC Nexen Finance 2014 ULC 4.2500%, 4/30/24	$899,218
Real Estate Investment Trusts (REITs) – 0.7%
2,059,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	2,177,088
1,185,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	1,372,254
957,000	Post Apartment Homes LP 4.7500%, 10/15/17	1,050,039
538,000	Reckson Operating Partnership LP 6.0000%, 3/31/16	579,002
309,000	Retail Opportunity Investments Partnership LP 5.0000%, 12/15/23	330,729
471,000	Senior Housing Properties Trust 6.7500%, 4/15/20	544,146
520,000	Senior Housing Properties Trust 6.7500%, 12/15/21	607,518
1,143,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 5.0000%, 8/15/18	1,244,089
2,205,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 7.7500%, 3/15/20	2,669,677

		10,574,542
Technology – 1.6%
2,274,000	Amphenol Corp. 4.7500%, 11/15/14	2,308,976
928,000	Autodesk, Inc. 3.6000%, 12/15/22	920,240
1,007,000	Fidelity National Information Services, Inc. 3.8750%, 6/5/24	1,011,772
973,000	Fiserv, Inc. 3.1250%, 10/1/15	1,000,957
1,474,000	National Semiconductor Corp. 6.6000%, 6/15/17	1,706,265
3,449,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	3,465,127
676,000	Seagate HDD Cayman 4.7500%, 1/1/25 (144A)	670,930
3,990,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	3,931,902
947,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	1,021,368
4,561,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	5,142,350
1,462,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	1,492,424
609,000	Xilinx, Inc. 2.1250%, 3/15/19	610,077
787,000	Xilinx, Inc. 3.0000%, 3/15/21	794,325

		24,076,713
Transportation – 0.5%
267,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	272,491
597,738	CSX Transportation, Inc. 8.3750%, 10/15/14	611,054
1,482,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	1,526,230
186,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	191,194
1,556,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 3.3750%, 3/15/18 (144A)	1,631,413
1,062,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 6/15/19 (144A)	1,063,960
159,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 4.8750%, 7/11/22 (144A)	173,989
861,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 4.2500%, 1/17/23 (144A)	891,177
1,010,000	Southwest Airlines Co. 5.1250%, 3/1/17	1,101,217

		7,462,725

Total Corporate Bonds (cost $266,293,140)		279,547,523

Mortgage-Backed Securities – 6.0%
	Fannie Mae:
297,667	5.5000%, 1/1/25	325,459
656,988	5.0000%, 9/1/29	732,216
274,279	5.0000%, 1/1/30	305,529
194,172	5.5000%, 1/1/33	219,683
800,609	6.0000%, 10/1/35	907,330
918,155	6.0000%, 12/1/35	1,040,188
134,497	6.0000%, 2/1/37	153,820
781,808	6.0000%, 9/1/37	856,626
651,237	6.0000%, 10/1/38	758,392
234,946	7.0000%, 2/1/39	252,348
936,237	5.5000%, 3/1/40	1,048,332
2,878,045	5.5000%, 4/1/40	3,238,580
305,946	4.5000%, 10/1/40	333,592
1,902,999	5.0000%, 2/1/41	2,122,440
501,118	5.5000%, 2/1/41	570,287
316,914	4.5000%, 4/1/41	344,455
567,614	4.5000%, 4/1/41	618,807
603,142	5.0000%, 4/1/41	671,633
598,413	4.5000%, 5/1/41	650,733
1,062,019	5.0000%, 5/1/41	1,185,145
958,934	5.5000%, 5/1/41	1,074,347
5,312,782	5.5000%, 6/1/41	5,964,743
904,228	5.0000%, 7/1/41	1,008,929
784,169	4.5000%, 8/1/41	855,440
1,567,977	4.5000%, 1/1/42	1,707,958
2,641,524	4.5000%, 6/1/42	2,863,668
2,378,539	4.0000%, 9/1/42	2,512,968
893,756	4.0000%, 11/1/42	944,355
1,101,091	4.5000%, 11/1/42	1,197,284
2,724,535	4.5000%, 2/1/43	2,962,547
3,969,648	4.5000%, 2/1/43	4,338,855
1,796,951	4.0000%, 5/1/43	1,898,227
1,879,447	4.0000%, 7/1/43	1,984,380
2,198,372	4.0000%, 8/1/43	2,321,079
550,479	4.0000%, 9/1/43	581,864
1,221,585	3.5000%, 1/1/44	1,262,777
2,739,360	3.5000%, 1/1/44	2,831,560

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 13

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2014

Shares or Principal Amount		Value

	Fannie Mae: (continued)
$1,411,073	4.0000%, 2/1/44	$1,490,613
1,426,297	3.5000%, 4/1/44	1,470,491
	Freddie Mac:
274,578	5.0000%, 1/1/19	291,464
177,480	5.0000%, 2/1/19	188,394
229,601	5.5000%, 8/1/19	243,779
283,920	5.0000%, 6/1/20	306,362
641,824	5.5000%, 12/1/28	724,805
523,483	5.5000%, 10/1/36	592,814
2,279,207	6.0000%, 4/1/40	2,606,192
744,924	4.5000%, 1/1/41	811,836
1,645,016	5.0000%, 5/1/41	1,840,580
779,372	5.5000%, 5/1/41	889,020
4,109,863	5.5000%, 9/1/41	4,594,481
	Ginnie Mae:
719,263	5.1000%, 1/15/32	814,618
762,414	4.9000%, 10/15/34	837,965
468,262	6.0000%, 11/20/34	528,388
105,751	5.5000%, 9/15/35	121,405
538,708	5.5000%, 3/15/36	607,811
210,466	6.0000%, 1/20/39	237,749
616,259	5.5000%, 8/15/39	731,755
1,857,270	5.5000%, 8/15/39	2,144,673
506,608	5.0000%, 10/15/39	559,292
695,468	5.5000%, 10/15/39	790,349
790,364	5.0000%, 11/15/39	871,158
236,701	5.0000%, 1/15/40	261,349
189,829	5.0000%, 4/15/40	209,374
83,326	5.0000%, 5/15/40	92,668
269,884	5.0000%, 5/15/40	299,126
209,410	5.0000%, 7/15/40	230,270
769,183	5.0000%, 7/15/40	848,572
842,651	5.0000%, 2/15/41	945,455
353,463	5.0000%, 5/15/41	398,645
224,166	4.5000%, 7/15/41	245,848
1,583,274	4.5000%, 8/15/41	1,760,716
189,611	5.0000%, 9/15/41	211,321
86,374	5.5000%, 9/20/41	96,590
1,076,750	4.5000%, 10/20/41	1,176,951
94,127	6.0000%, 10/20/41	107,152
249,018	6.0000%, 12/20/41	282,267
562,693	5.5000%, 1/20/42	629,341
276,696	6.0000%, 1/20/42	315,014
232,527	6.0000%, 2/20/42	264,437
174,253	6.0000%, 3/20/42	198,445
427,162	6.0000%, 4/20/42	486,213
353,962	3.5000%, 5/20/42	370,951
332,694	6.0000%, 5/20/42	378,569
1,024,066	5.5000%, 7/20/42	1,143,874
219,079	6.0000%, 7/20/42	249,182
229,813	6.0000%, 8/20/42	261,026
527,525	6.0000%, 9/20/42	600,352
223,559	6.0000%, 11/20/42	253,539
282,924	6.0000%, 2/20/43	322,331

Total Mortgage-Backed Securities (cost $88,601,699)		89,582,148

Preferred Stock – 0.6%
Capital Markets – 0.3%
7,150	Charles Schwab Corp., 6.0000%	180,395
56,050	Morgan Stanley, 6.8750%	1,522,878
60,780	Morgan Stanley, 7.1250%	1,693,939
34,375	State Street Corp., 5.9000%	900,625

		4,297,837
Commercial Banks – 0.2%
116,200	Wells Fargo & Co., 6.6250%	3,244,304
Construction & Engineering – 0%
23,000	Citigroup Capital XIII, 7.8750%	637,100
Consumer Finance – 0.1%
63,650	Discover Financial Services, 6.5000%	1,597,615

Total Preferred Stock (cost $9,084,040)		9,776,856

U.S. Treasury Notes/Bonds – 19.9%
$5,583,000	0.3750%, 3/15/15	5,594,339
11,955,000	0.2500%, 11/30/15	11,960,141
11,995,000	0.2500%, 12/31/15	11,995,936
8,421,000	0.3750%, 1/31/16	8,433,168
968,000	0.3750%, 2/15/16	969,135
43,492,000	0.2500%, 2/29/16	43,449,508
34,852,000	0.3750%, 3/31/16	34,858,796
5,689,000	0.3750%, 4/30/16	5,687,225
50,789,000	0.3750%, 5/31/16	50,743,391
3,726,000	0.8750%, 1/31/17	3,742,592
313,000	0.8750%, 2/28/17	314,149
8,052,000	0.7500%, 6/30/17	8,019,293
727,000	0.7500%, 10/31/17	719,957
420,000	0.8750%, 1/31/18	415,964
1,667,000	0.7500%, 3/31/18	1,637,827
9,709,000	1.3750%, 7/31/18	9,721,136
10,442,000	1.5000%, 8/31/18	10,496,653
35,961,000	1.3750%, 9/30/18	35,916,049
5,193,000	1.2500%, 10/31/18	5,152,837
998,000	1.7500%, 5/15/23	945,294
6,182,000	2.5000%, 8/15/23	6,218,709
17,477,000	2.7500%, 11/15/23	17,912,562
418,000	2.7500%, 2/15/24	427,503
4,518,000	2.5000%, 5/15/24	4,511,648
8,283,000	3.7500%, 11/15/43	8,945,640
999,000	3.6250%, 2/15/44	1,054,257
7,508,000	3.3750%, 5/15/44	7,558,446

Total U.S. Treasury Notes/Bonds (cost $295,645,788)		297,402,155

Money Market – 1.9%
28,349,801	Janus Cash Liquidity Fund LLC, 0.0737%°°,£ (cost $28,349,801)	28,349,801

Total Investments (total cost $1,209,134,527) – 99.9%		1,495,873,972

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		1,923,088

Net Assets – 100%		$1,497,797,060

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14 | JUNE 30, 2014

Schedule of Investments (unaudited)

As of June 30, 2014

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$1,408,999,240	94.2%
United Kingdom	50,238,259	3.4
Canada	9,770,511	0.6
Singapore	5,573,396	0.4
Taiwan	3,931,902	0.3
Australia	3,762,919	0.2
Germany	3,595,875	0.2
South Korea	3,465,127	0.2
Netherlands	2,970,381	0.2
Italy	2,667,144	0.2
China	899,218	0.1

Total	$1,495,873,972	100.0%

††	Includes Cash Equivalents of 1.9%.

Schedule of Forward Currency Contracts, Open

	Currency	Currency	Unrealized
Counterparty/Currency and Settlement Date	Units Sold	Value	Depreciation

Credit Suisse International: British Pound 7/17/14	800,000	$1,368,761	$(26,321)

HSBC Securities (USA), Inc.: British Pound 7/24/14	3,180,000	5,440,474	(53,491)

JPMorgan Chase & Co.: British Pound 7/10/14	2,930,000	5,013,407	(105,959)

RBC Capital Markets Corp.: British Pound 7/31/14	2,875,000	4,918,363	(23,675)

Total		$16,741,005	$(209,446)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 15

Notes to Schedule of Investments and Other Information (unaudited)

Balanced Index	A hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the S&P 500® Index (55%) and the Barclays U.S. Aggregate Bond Index (45%). Prior to July 1, 2009, the index was calculated using the Barclays U.S. Government/Credit Bond Index instead of the Barclays U.S. Aggregate Bond Index.

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

LP	Limited Partnership

LLC	Limited Liability Company

PLC	Public Limited Company

ULC	Unlimited Liability Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2014 is indicated in the table below:

		Value as a %
Portfolio	Value	of Net Assets

Janus Aspen Balanced Portfolio	$94,974,691	6.3%

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2014, is noted below.

Portfolio	Aggregate Value

Janus Aspen Balanced Portfolio	$12,646,500

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of period end.

°°	Rate shown is the 7-day yield as of June 30, 2014.

µ	This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

§	Schedule of Restricted and Illiquid Securities (as of June 30, 2014)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Balanced Portfolio
Colony American Homes Holdings III LP – Private Placement	1/30/13	$6,407,653	$7,039,594	0.5%
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	1,065,886	1,095,485	0.1%

		$7,473,539	$8,135,079	0.6%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2014. The issuer incurs all registration costs.

16 | JUNE 30, 2014

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2014. Unless otherwise indicated, all information in the table is for the period ended June 30, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/13	Purchases	Sales	at 6/30/14	Gain/(Loss)	Income	at 6/30/14

Janus Aspen Balanced Portfolio
Janus Cash Liquidity Fund LLC	10,478,159	317,958,186	(300,086,544)	28,349,801	$–	$7,190	$28,349,801

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Balanced Portfolio
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$24,202,348	$–

Bank Loans and Mezzanine Loans	–	11,473,175	–

Common Stock
Real Estate Investment Trusts (REITs)	6,417,692	–	7,039,594
All Other	742,082,680	–	–

Corporate Bonds	–	279,547,523	–

Mortgage-Backed Securities	–	89,582,148	–

Preferred Stock	–	9,776,856	–

U.S. Treasury Notes/Bonds	–	297,402,155	–

Money Market	–	28,349,801	–

Total Assets	$748,500,372	$740,334,006	$7,039,594

Liabilities
Other Financial Instruments(a) – Liabilities:
Forward Currency Contracts	$–	$209,446	$–

(a)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Janus Aspen Series | 17

Statement of Assets and Liabilities

Janus Aspen
Balanced
As of June 30, 2014 (unaudited)	Portfolio

Assets:
Investments at cost	$1,209,134,527
Unaffiliated investments at value	$1,467,524,171
Affiliated investments at value	28,349,801
Cash	73,345
Non-interested Trustees’ deferred compensation	30,327
Receivables:
Investments sold	14,240,215
Portfolio shares sold	1,261,929
Dividends	870,013
Foreign dividend tax reclaim	34,715
Interest	3,953,056
Other assets	3,057
Total Assets	1,516,340,629
Liabilities:
Forward currency contracts	209,446
Closed foreign currency contracts	101,972
Payables:
Investments purchased	16,542,505
Portfolio shares repurchased	679,260
Advisory fees	667,983
Fund administration fees	12,146
Distribution fees and shareholder servicing fees	205,608
Non-interested Trustees’ fees and expenses	9,981
Non-interested Trustees’ deferred compensation fees	30,327
Accrued expenses and other payables	84,341
Total Liabilities	18,543,569
Net Assets	$1,497,797,060
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,168,109,185
Undistributed net investment income*	5,004,867
Undistributed net realized gain from investment and foreign currency transactions*	38,147,340
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	286,535,668
Total Net Assets	$1,497,797,060
Net Assets - Institutional Shares	$477,527,067
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	15,621,345
Net Asset Value Per Share	$30.57
Net Assets - Service Shares	$1,020,269,993
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	31,795,940
Net Asset Value Per Share	$32.09

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

18 | JUNE 30, 2014

Statement of Operations

Janus Aspen
Balanced
For the period ended June 30, 2014 (unaudited)	Portfolio

Investment Income:
Interest	$8,869,629
Dividends	8,407,415
Dividends from affiliates	7,190
Other Income	34,427
Foreign tax withheld	(5,153)
Total Investment Income	17,313,508
Expenses:
Advisory fees	3,796,288
Shareholder reports expense	23,988
Transfer agent fees and expenses	1,078
Registration fees	17,018
Custodian fees	13,841
Professional fees	41,745
Non-interested Trustees’ fees and expenses	24,156
Fund administration fees	57,692
Distribution fees and shareholder servicing fees - Service Shares	1,144,435
Other expenses	66,448
Total Expenses	5,186,689
Net Expenses after Waivers and Expense Offsets	5,186,689
Net Investment Income	12,126,819
Net Realized Gain on Investments:
Investments and foreign currency transactions	34,681,916
Total Net Realized Gain on Investments	34,681,916
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	21,153,747
Total Change in Unrealized Net Appreciation/Depreciation	21,153,747
Net Increase in Net Assets Resulting from Operations	$67,962,482

See Notes to Financial Statements.

Janus Aspen Series | 19

Statements of Changes in Net Assets

	Janus Aspen
	Balanced
	Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2014	2013(1)

Operations:
Net investment income	$12,126,819	$18,196,548
Net realized gain on investments	34,681,916	40,110,607
Change in unrealized net appreciation/depreciation	21,153,747	133,018,410
Net Increase in Net Assets Resulting from Operations	67,962,482	191,325,565
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(5,544,883)	(6,960,262)
Service Shares	(10,207,987)	(8,326,696)
Net Realized Gain from Investment Transactions*
Institutional Shares	(12,417,608)	(25,781,443)
Service Shares	(25,030,597)	(30,435,072)
Net Decrease from Dividends and Distributions to Shareholders	(53,201,075)	(71,503,473)
Capital Share Transactions:
Shares Sold
Institutional Shares	10,513,320	25,257,529
Service Shares	166,465,128	363,391,242
Reinvested Dividends and Distributions
Institutional Shares	17,962,491	32,741,705
Service Shares	35,238,584	38,761,768
Shares Repurchased
Institutional Shares	(30,915,446)	(69,173,368)
Service Shares	(54,587,886)	(102,852,378)
Net Increase from Capital Share Transactions	144,676,191	288,126,498
Net Increase in Net Assets	159,437,598	407,948,590
Net Assets:
Beginning of period	1,338,359,462	930,410,872
End of period	$1,497,797,060	$1,338,359,462

Undistributed Net Investment Income*	$5,004,867	$8,630,918

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

See Notes to Financial Statements.

20 | JUNE 30, 2014

Financial Highlights

Institutional Shares

For a share outstanding during the period ended
June 30, 2014 (unaudited) and each year ended	Janus Aspen Balanced Portfolio
December 31	2014	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$30.26	$27.17	$26.62	$28.30	$26.88	$22.90
Income from Investment Operations:
Net investment income	0.29(1)	0.56	1.14	0.73	0.81	0.78
Net gain/(loss) on investments (both realized and unrealized)	1.21	4.67	2.30	(0.22)	1.39	4.91
Total from Investment Operations	1.50	5.23	3.44	0.51	2.20	5.69
Less Distributions:
Dividends (from net investment income)*	(0.37)	(0.45)	(0.80)	(0.69)	(0.78)	(0.75)
Distributions (from capital gains)*	(0.82)	(1.69)	(2.09)	(1.50)	–	(0.96)
Total Distributions	(1.19)	(2.14)	(2.89)	(2.19)	(0.78)	(1.71)
Net Asset Value, End of Period	$30.57	$30.26	$27.17	$26.62	$28.30	$26.88
Total Return**	4.98%	20.11%	13.66%	1.60%	8.39%	25.89%
Net Assets, End of Period (in thousands)	$477,527	$475,100	$435,689	$843,446	$955,585	$1,020,287
Average Net Assets for the Period (in thousands)	$471,396	$455,356	$509,335	$906,725	$970,582	$946,559
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.58%	0.58%	0.60%	0.57%	0.58%	0.57%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.58%	0.58%	0.60%	0.57%	0.58%	0.57%
Ratio of Net Investment Income to Average Net Assets***	1.91%	1.87%	2.23%	2.50%	2.74%	3.03%
Portfolio Turnover Rate	34%	76%	77%	108%	90%	169%

Service Shares

For a share outstanding during the period ended
June 30, 2014 (unaudited) and each year ended	Janus Aspen Balanced Portfolio
December 31	2014	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$31.72	$28.42	$27.74	$29.42	$27.93	$23.76
Income from Investment Operations:
Net investment income	0.26(1)	0.58	0.57	0.66	0.71	0.73
Net gain/(loss) on investments (both realized and unrealized)	1.27	4.82	2.94	(0.20)	1.51	5.11
Total from Investment Operations	1.53	5.40	3.51	0.46	2.22	5.84
Less Distributions:
Dividends (from net investment income)*	(0.34)	(0.41)	(0.74)	(0.64)	(0.73)	(0.71)
Distributions (from capital gains)*	(0.82)	(1.69)	(2.09)	(1.50)	–	(0.96)
Total Distributions	(1.16)	(2.10)	(2.83)	(2.14)	(0.73)	(1.67)
Net Asset Value, End of Period	$32.09	$31.72	$28.42	$27.74	$29.42	$27.93
Total Return**	4.84%	19.80%	13.37%	1.35%	8.12%	25.53%
Net Assets, End of Period (in thousands)	$1,020,270	$863,259	$494,722	$763,208	$764,603	$666,112
Average Net Assets for the Period (in thousands)	$927,890	$596,154	$533,254	$770,420	$705,784	$554,206
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.83%	0.84%	0.85%	0.82%	0.83%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.83%	0.84%	0.85%	0.82%	0.83%	0.82%
Ratio of Net Investment Income to Average Net Assets***	1.66%	1.62%	2.00%	2.25%	2.49%	2.77%
Portfolio Turnover Rate	34%	76%	77%	108%	90%	169%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

Janus Aspen Series | 21

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Balanced Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests in a combination of equity securities selected for growth potential and securities selected for income potential. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net

22 | JUNE 30, 2014

assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2014 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of June 30, 2014.

There were no transfers between Level 1, Level 2 and Level 3 during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2014 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested

24 | JUNE 30, 2014

directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

During the period, the Portfolio entered into forward contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

The following table provides average ending monthly contract amounts on sold forward contracts during the period ended June 30, 2014.

Portfolio	Sold

Janus Aspen Balanced Portfolio	$11,432,143

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2014.

Fair Value of Derivative Instruments as of June 30, 2014

Derivatives not accounted	Liability Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value

Janus Aspen Balanced Portfolio
Currency Contracts	Forward currency contracts	$209,446

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2014.

The effect of Derivative Instruments on the Statement of Operations for the period ended June 30, 2014

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investment and foreign
hedging instruments	currency transactions

Janus Aspen Balanced Portfolio
Currency Contracts	$(841,843)

Change in Unrealized Net Appreciation/(Depreciation) on Derivatives Recognized in Income
Investments, foreign
currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation

Janus Aspen Balanced Portfolio
Currency Contracts	$116,617

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands

26 | JUNE 30, 2014

federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans
The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets. Below are descriptions of the types of loans held by the Portfolio as of June 30, 2014.

•	Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as the London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

•	Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities
The Portfolio may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Portfolio’s yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Portfolio having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Portfolio’s sensitivity to interest rate changes and causing its price to decline.

Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated

28 | JUNE 30, 2014

counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, the Portfolio does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of June 30, 2014” table located in Note 2 of these Notes to Financial Statements.

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts	Gross Amounts in the
Counterparty	of Recognized Liabilities	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse International	$26,321	$–	$–	$26,321
HSBC Securities (USA), Inc.	53,491	–	–	53,491
JPMorgan Chase & Co.	105,959	–	–	105,959
RBC Capital Markets Corp.	23,675	–	–	23,675

Total	$209,446	$–	$–	$209,446

*	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Portfolio does not exchange collateral on its forward currency contracts with its counterparties; however, the Portfolio will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts.

The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Janus Aspen Series | 29

Notes to Financial Statements (unaudited) (continued)

Sovereign Debt
The Portfolio may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities
The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Portfolio may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Balanced Portfolio	All Asset Levels	0.55

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2014 on the

30 | JUNE 30, 2014

Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $144,500 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2014.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $18,154 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2014. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2014, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Balanced Portfolio	$1,206,456,101	$291,388,622	$(1,970,751)	$289,417,871

Janus Aspen Series | 31

Notes to Financial Statements (unaudited) (continued)

6.	Capital Share Transactions

For the period ended June 30 (unaudited)	Janus Aspen Balanced Portfolio
and the year ended December 31	2014	2013(1)

Transactions in Portfolio Shares – Institutional Shares
Shares sold	343,471	874,843
Reinvested dividends and distributions	589,708	1,195,907
Shares repurchased	(1,009,919)	(2,407,466)
Net Increase/(Decrease) in Portfolio Shares	(76,740)	(336,716)
Shares Outstanding, Beginning of Period	15,698,085	16,034,801
Shares Outstanding, End of Period	15,621,345	15,698,085
Transactions in Portfolio Shares – Service Shares
Shares sold	5,183,545	11,870,431
Reinvested dividends and distributions	1,102,239	1,347,765
Shares repurchased	(1,703,985)	(3,414,318)
Net Increase/(Decrease) in Portfolio Shares	4,581,799	9,803,878
Shares Outstanding, Beginning of Period	27,214,141	17,410,263
Shares Outstanding, End of Period	31,795,940	27,214,141

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Balanced Portfolio	$232,227,331	$239,873,164	$322,591,406	$228,799,371

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2014 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

32 | JUNE 30, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

34 | JUNE 30, 2014

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

36 | JUNE 30, 2014

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series | 37

Additional Information (unaudited) (continued)

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

38 | JUNE 30, 2014

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

Janus Aspen Series | 39

Additional Information (unaudited) (continued)

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

40 | JUNE 30, 2014

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

Janus Aspen Series | 41

Additional Information (unaudited) (continued)

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

42 | JUNE 30, 2014

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

Janus Aspen Series | 43

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2014. As the investing environment changes, so could opinions. These views are unique and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

44 | JUNE 30, 2014

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio.

Janus Aspen Series | 45

Useful Information About Your Portfolio Report (unaudited) (continued)

Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

46 | JUNE 30, 2014

Notes

Janus Aspen Series | 47

Notes

48 | JUNE 30, 2014

Notes

Janus Aspen Series | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0814-70873	109-24-81113 08-14

semiannual report
June 30, 2014

Janus Aspen Series

Janus Aspen Enterprise Portfolio

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Janus Aspen Enterprise Portfolio (unaudited)

PORTFOLIO SNAPSHOT
We believe that investing in companies with sustainable growth and high return on invested capital can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high-quality management teams that wisely allocate capital to fund and drive growth over time.
Brian Demain portfolio manager

PERFORMANCE OVERVIEW

During the six months ended June 30, 2014, Janus Aspen Enterprise Portfolio’s Institutional Shares and Service Shares returned 5.23% and 5.12%, respectively. Meanwhile, the Portfolio’s benchmark, the Russell Midcap Growth Index, returned 6.51%.

INVESTMENT ENVIRONMENT

Mid-cap equities enjoyed solid returns in the first six months of 2014, but the period can be broadly characterized as one in which the market didn’t reward steady, proven growth. Instead, throughout much of the period, momentum continued to drive up stocks that are tied to attractive, hyper-growth industries that we believe have unproven business models and negative earnings. These stocks generally outperformed stocks of companies with more stable earnings growth early in the year. The trend began to reverse itself in the middle of the period and those stocks fell off broadly when momentum waned in March and April, but then bounced back again in May and June.

STRATEGY OVERVIEW

The Portfolio had positive returns but underperformed its benchmark, the Russell Midcap Growth Index, during the period. We were not surprised to trail the benchmark, as it was not our most ideal investment environment for relative outperformance. Our investment process focuses on finding companies we believe have more predictable business models, recurring revenue streams and strong competitive positioning that can allow the companies to take market share and experience sustainable, long-term growth. We believe this focus should help the Portfolio outperform when markets are down and drive relative outperformance over full market cycles. As part of that investment process, we have avoided many of the stocks in hyper-growth industries that we believe trade at unreasonably high valuations. Many of these companies, particularly in the cloud computing industry, have unproven business models and have yet to produce positive earnings. While we selectively own a few companies within those industries where we feel the company has the potential to justify such high valuations, we tend to prefer companies with more steady and proven track records for earnings growth. In market environments favoring companies with high momentum but without a steadier business model or more predictable source of revenue growth, we would not always expect to outperform. We also had stocks that fell during the period and detracted from our performance.

Vistaprint was our largest detractor. The stock fell after reporting weak quarterly results. The company uses its scale and high-volume printing presses to manage and produce small-volume printing orders of marketing collateral and business cards for a wide range of small businesses and consumers. The company is in the middle of a transition as it tries to create more uniform pricing for the products it offers across different marketing channels. We believe the transition will result in better pricing, higher margins and more customer value created by Vistaprint, but in the meantime the move away from discounting select items has alienated some customers, and that showed up in the most recent quarterly results. We continue to think the company is undervalued, and believe its ability to use large-scale printing techniques to produce a wide range of small printing orders profitably is a competitive advantage that would be hard for a competitor to replicate.

Wolverine World Wide was also a detractor during the period. The company owns a number of shoe brands, and in our view it has a proven track record of acquiring and improving management of those brands, then increasing sales as Wolverine pushes those brands through its global distribution network. The stock fell during the period due to concern about a slowdown in its Sperry shoe brand, but sales were being compared to a period of extremely high sales growth the year before. We think Sperry has many elements similar to many other American lifestyle brands that have gained traction internationally, and as such, the brand will be a key beneficiary of Wolverine’s global distribution network. We would expect revenue from

Janus Aspen Series | 1

Janus Aspen Enterprise Portfolio (unaudited)

Sperry to increase in 2015. Meanwhile, we are encouraged by the growth potential of many of Wolverine’s other brands.

Verisk Analytics was another detractor during the period, but we continue to have high conviction in the long-term growth potential of the company. The risk assessment company provides services to the insurance industry through detailed actuarial and underwriting data for property and casualty companies, as well as predictive analytics to help underwriters model their risks. Innovation, analytics and data management are at the core of the company, and management continues to find ways to expand its business by providing more services for new and existing customers. Recently, we have been excited with the potential for Verisk to grow its business serving the health care industry.

While the aforementioned stocks detracted from performance during the period, we were pleased by the results of many other companies in our Portfolio. Sensata Technologies, for example, was a top contributor to performance and demonstrates many of the characteristics we tend to look for in growth companies. Sensata creates sensors and controls that go into a number of durable goods, including automobiles. The sensors are a relatively low-cost part but provide a lot of value to auto manufacturers that use the products in the engine or for safety features within the car. This gives Sensata considerable pricing power, in our view. Once a sensor is designed into a car, it is also unlikely to be replaced in future models. We believe the company has a long runway for growth as the amount of electronic content on automobiles continues to grow over the next decade. The stock rose during the period due to increased confidence about Sensata’s ability to grow content on automobiles, particularly in Europe.

Cadence Design Systems was another top contributor. The company provides software to the semiconductor industry to help them design microchips. We believe Cadence is one of the few companies tied to the semiconductor industry with considerable pricing power. In our view, Cadence is one of only two companies that semiconductor manufacturers can use to design chips. Going forward, we think both competitors will benefit from growth in the number of semiconductor engineers, who depend on design software to function. The stock was up during the period as the company started returning more cash to shareholders. An improving environment for semiconductor manufacturers also helped lift the stock.

TE Connectivity was also a top contributor to performance during the period. We think the industry structure for connector manufacturers such as TE Connectivity is much more favorable than the industry structure for semiconductor manufacturers. There are fewer suppliers making connectors, which creates less downward pressure on pricing. Compared to semiconductors, connectors also tend to make up a much smaller percentage of costs for the products they go into, which ultimately means the end customer using the connector is less likely to push back on prices. While we like the industry structure for companies making components, we like TE Connectivity specifically because its connectors are typically used in products with longer life cycles. When the end products using the connectors are redesigned less frequently, it presents a more stable, recurring revenue stream for the connector manufacturer. The stock was up this period due to signs that global demand for connectors improved, particularly in the auto and industrials sectors. Strong financial results and positive guidance announced in the first quarter also helped lift the stock.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

OUTLOOK

At a broad level, we do not believe mid-cap stocks are overvalued, and we continue to find opportunities with reasonably valued, sustainable growth companies. However, as we have discussed in previous commentaries, we are concerned about a few distortions in the market. We feel there are expensively valued pockets of the market, namely with stocks tied to cloud computing, biotech and social media. Momentum around these stocks waned early this quarter but then quickly rebounded. Multiples for many of these companies make us question whether the market is appropriately valuing the risks in their business models. A few of these companies will grow to be extremely successful, and we own a few stocks from these industries in our portfolio. However, many of these other young companies will stumble along the way or face stiff competition and fail to achieve the growth rates implied in their valuations.

We also have concerns about the IPO market. Many of the companies going public in recent months have highly levered capital structures and are benefiting from access to cheap debt. Equity value for these companies is at risk if economic growth slows or interest rates start rising.

We have largely avoided the highly levered IPOs and momentum driven pockets of the market in favor of sustainable growth companies that trade at more

2 | JUNE 30, 2014

(unaudited)

reasonable valuations. Steadier, sustainable growth companies have been out of favor in recent months, but a slow-growth economic environment should actually provide a nice backdrop for these higher-quality companies to differentiate themselves.

Thank you for your investment in Janus Aspen Enterprise Portfolio.

Janus Aspen Series | 3

Janus Aspen Enterprise Portfolio (unaudited)

Janus Aspen Enterprise Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Sensata Technologies Holding NV	0.59%
Cadence Design Systems, Inc.	0.35%
Flextronics International, Ltd.	0.32%
TE Connectivity, Ltd. (U.S. Shares)	0.32%
Amdocs, Ltd. (U.S. Shares)	0.31%

5 Bottom Performers – Holdings

Contribution

Vistaprint NV	–0.77%
Wolverine World Wide, Inc.	–0.28%
Verisk Analytics, Inc. – Class A	–0.26%
Masimo Corp.	–0.24%
Solera Holdings, Inc.	–0.14%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	0.59%	9.24%	24.42%
Industrials	0.31%	22.98%	15.17%
Financials	0.11%	7.67%	8.66%
Materials	0.07%	1.79%	5.89%
Utilities	–0.08%	0.00%	0.46%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Health Care	–0.87%	18.21%	13.68%
Energy	–0.41%	4.13%	6.44%
Information Technology	–0.29%	33.02%	16.20%
Telecommunication Services	–0.12%	0.71%	1.02%
Consumer Staples	–0.11%	0.76%	8.06%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4 | JUNE 30, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2014

Sensata Technologies Holding NV Electrical Equipment	3.3%
Dresser-Rand Group, Inc. Energy Equipment & Services	3.1%
Solera Holdings, Inc. Software	3.0%
Varian Medical Systems, Inc. Health Care Equipment & Supplies	2.7%
Verisk Analytics, Inc. – Class A Professional Services	2.7%

14.8%

Asset Allocation – (% of Net Assets)
As of June 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2014

As of December 31, 2013

Janus Aspen Series | 5

Janus Aspen Enterprise Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014						Expense Ratios – per the May 1, 2014 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Enterprise Portfolio – Institutional Shares	5.23%	23.76%	20.76%	11.10%	10.55%	0.69%

Janus Aspen Enterprise Portfolio – Service Shares	5.12%	23.46%	20.46%	10.82%	10.27%	0.94%

Russell Midcap® Growth Index	6.51%	26.04%	21.16%	9.83%	9.77%

Morningstar Quartile – Institutional Shares	–	2nd	1st	1st	2nd

Morningstar Ranking – based on total returns for Mid-Cap Growth Funds	–	348/762	115/687	46/608	74/226

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

See important disclosures on the next page.

6 | JUNE 30, 2014

(unaudited)

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – September 13, 1993

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Institutional Shares	$1,000.00	$1,052.30	$3.46	$1,000.00	$1,021.42	$3.41	0.68%

Service Shares	$1,000.00	$1,051.20	$4.73	$1,000.00	$1,020.18	$4.66	0.93%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series | 7

Janus Aspen Enterprise Portfolio

Schedule of Investments (unaudited)

As of June 30, 2014

Shares		Value

Common Stock – 99.0%
Aerospace & Defense – 3.2%
118,804	HEICO Corp. – Class A	$4,823,442
38,290	Precision Castparts Corp.	9,664,396
42,640	TransDigm Group, Inc.	7,131,967

		21,619,805
Air Freight & Logistics – 2.4%
113,408	CH Robinson Worldwide, Inc.#	7,234,297
196,470	Expeditors International of Washington, Inc.	8,676,115

		15,910,412
Airlines – 1.6%
186,797	Ryanair Holdings PLC (ADR)	10,423,273
Biotechnology – 4.2%
156,680	Celgene Corp.*	13,455,678
54,839	Incyte Corp., Ltd.*	3,095,113
82,745	Medivation, Inc.*	6,377,985
98,916	NPS Pharmaceuticals, Inc.*	3,269,174
22,472	Pharmacyclics, Inc.*	2,015,963

		28,213,913
Capital Markets – 2.7%
249,996	LPL Financial Holdings, Inc.	12,434,801
63,838	T Rowe Price Group, Inc.	5,388,566

		17,823,367
Chemicals – 1.4%
249,420	Potash Corp. of Saskatchewan, Inc. (U.S. Shares)#	9,467,983
Commercial Services & Supplies – 1.7%
208,915	Edenred#	6,334,528
197,076	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)#	4,857,924

		11,192,452
Communications Equipment – 0.8%
84,348	Motorola Solutions, Inc.	5,615,046
Diversified Financial Services – 2.0%
295,896	MSCI, Inc.*	13,566,832
Electrical Equipment – 3.9%
76,108	AMETEK, Inc.	3,978,926
475,407	Sensata Technologies Holding NV*	22,239,540

		26,218,466
Electronic Equipment, Instruments & Components – 5.8%
114,881	Amphenol Corp. – Class A	11,067,635
577,296	Flextronics International, Ltd.*	6,390,667
102,861	National Instruments Corp.	3,331,668
287,267	TE Connectivity, Ltd. (U.S. Shares)	17,764,591

		38,554,561
Energy Equipment & Services – 3.1%
321,355	Dresser-Rand Group, Inc.*	20,479,954
Food Products – 0.9%
63,042	Mead Johnson Nutrition Co.	5,873,623
Health Care Equipment & Supplies – 4.7%
48,578	IDEXX Laboratories, Inc.*	6,488,563
279,193	Masimo Corp.	6,588,955
218,875	Varian Medical Systems, Inc.*	18,197,268

		31,274,786
Health Care Providers & Services – 2.2%
104,928	Henry Schein, Inc.*	12,451,806
87,204	Premier, Inc. – Class A*	2,528,916

		14,980,722
Health Care Technology – 1.8%
97,316	athenahealth, Inc.*,#	12,177,151
Hotels, Restaurants & Leisure – 0.6%
84,642	Dunkin’ Brands Group, Inc.	3,877,450
Industrial Conglomerates – 1.0%
45,537	Roper Industries, Inc.	6,648,857
Information Technology Services – 7.6%
349,182	Amdocs, Ltd. (U.S. Shares)	16,177,602
139,873	Fidelity National Information Services, Inc.	7,656,648
115,977	Gartner, Inc.*	8,178,698
156,635	Jack Henry & Associates, Inc.	9,308,818
137,431	Teradata Corp.*	5,524,726
40,333	WEX, Inc.*	4,233,755

		51,080,247
Insurance – 1.6%
121,322	Aon PLC	10,929,899
Internet Software & Services – 2.4%
14,299	CoStar Group, Inc.*	2,261,673
309,280	Vistaprint NV*,#	12,513,469
69,350	Youku Tudou, Inc. (ADR)*	1,654,691

		16,429,833
Life Sciences Tools & Services – 3.2%
18,680	Mettler-Toledo International, Inc.*	4,729,403
110,580	PerkinElmer, Inc.	5,179,567
63,693	Techne Corp.	5,896,061
56,287	Waters Corp.*	5,878,614

		21,683,645
Machinery – 2.2%
108,901	Colfax Corp.*	8,117,480
78,688	Wabtec Corp.	6,498,842

		14,616,322
Media – 5.1%
391,391	Aimia, Inc.	6,852,736
56,390	Discovery Communications, Inc. – Class C*	4,093,350
247,136	Lamar Advertising Co. – Class A	13,098,208
87,104	Markit, Ltd.*	2,350,066
110,071	Omnicom Group, Inc.	7,839,257

		34,233,617
Multiline Retail – 0.5%
57,866	Dollar Tree, Inc.*	3,151,382
Oil, Gas & Consumable Fuels – 1.4%
189,480	World Fuel Services Corp.	9,328,100
Pharmaceuticals – 0.5%
48,574	Endo International PLC*	3,401,151
Professional Services – 2.7%
296,841	Verisk Analytics, Inc. – Class A*,†	17,816,397
Real Estate Investment Trusts (REITs) – 2.6%
232,363	Crown Castle International Corp.	17,255,276
Road & Rail – 1.2%
46,260	Canadian Pacific Railway, Ltd. (U.S. Shares)	8,379,536

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2014

Schedule of Investments (unaudited)

As of June 30, 2014

Shares		Value

Semiconductor & Semiconductor Equipment – 7.2%
1,270,630	Atmel Corp.*	$11,905,803
187,776	KLA-Tencor Corp.	13,640,049
1,211,278	ON Semiconductor Corp.*	11,071,081
253,004	Xilinx, Inc.	11,969,619

		48,586,552
Software – 8.5%
666,576	Cadence Design Systems, Inc.*	11,658,414
32,825	FactSet Research Systems, Inc.#	3,948,191
110,281	Intuit, Inc.	8,880,929
110,280	NICE Systems, Ltd. (ADR)	4,500,527
295,041	Solera Holdings, Inc.	19,812,003
181,407	SS&C Technologies Holdings, Inc.*	8,021,818

		56,821,882
Technology Hardware, Storage & Peripherals – 0.5%
34,097	Apple, Inc.	3,168,634
Textiles, Apparel & Luxury Goods – 4.8%
55,545	Carter’s, Inc.	3,828,717
197,086	Gildan Activewear, Inc.	11,604,424
7,049,720	Li & Fung, Ltd.	10,442,413
241,124	Wolverine World Wide, Inc.	6,283,691

		32,159,245
Trading Companies & Distributors – 3.0%
82,537	Fastenal Co.#	4,084,756
94,045	MSC Industrial Direct Co., Inc. – Class A	8,994,464
27,653	WW Grainger, Inc.	7,031,328

		20,110,548

Total Common Stock (cost $379,644,178)		663,070,919

Money Market – 1.0%
6,474,883	Janus Cash Liquidity Fund LLC, 0.0737%°°,£ (cost $6,474,883)	6,474,883

Investment Purchased with Cash Collateral From Securities Lending – 4.4%
29,525,260	Janus Cash Collateral Fund LLC, 0.0689%°°,£ (cost $29,525,260)	29,525,260

Total Investments (total cost $415,644,321) – 104.4%		699,071,062

Liabilities, net of Cash, Receivables and Other Assets – (4.4)%		(29,441,491)

Net Assets – 100%		$669,629,571

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$624,553,027	89.3%
Canada	41,162,603	5.9
Hong Kong	10,442,413	1.5
Ireland	10,423,273	1.5
France	6,334,528	0.9
Israel	4,500,527	0.7
China	1,654,691	0.2

Total	$699,071,062	100.0%

††	Includes Cash Equivalents of 5.1%.

Schedule of Forward Currency Contracts, Open

	Currency	Currency	Unrealized
Counterparty/Currency and Settlement Date	Units Sold	Value	Depreciation

Credit Suisse International:
Canadian Dollar 7/17/14	6,020,000	$5,640,187	$(134,576)
Euro 7/17/14	2,300,000	3,149,360	(24,281)

		8,789,547	(158,857)

HSBC Securities (USA), Inc.:
Canadian Dollar 7/24/14	5,105,000	4,781,928	(83,895)
Euro 7/24/14	3,370,000	4,614,623	(57,238)

		9,396,551	(141,133)

JPMorgan Chase & Co.: Euro 7/10/14	2,805,000	3,840,744	(22,943)

RBC Capital Markets Corp.:
Canadian Dollar 7/31/14	4,250,000	3,980,249	(38,604)
Euro 7/31/14	2,925,000	4,005,381	(32,821)

		7,985,630	(71,425)

Total		$30,012,472	$(394,358)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Notes to Schedule of Investments and Other Information (unaudited)

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt

LLC	Limited Liability Company

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2014, is noted below.

Portfolio	Aggregate Value

Janus Aspen Enterprise Portfolio	$15,605,200

°°	Rate shown is the 7-day yield as of June 30, 2014.

#	Loaned security; a portion or all of the security is on loan at June 30, 2014.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2014. Unless otherwise indicated, all information in the table is for the period ended June 30, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/13	Purchases	Sales	at 6/30/14	Gain/(Loss)	Income	at 6/30/14

Janus Aspen Enterprise Portfolio
Janus Cash Collateral Fund LLC	–	124,606,483	(95,081,223)	29,525,260	$–	$48,720(1)	$29,525,260
Janus Cash Liquidity Fund LLC	5,999,739	51,122,144	(50,647,000)	6,474,883	–	2,862	6,474,883

Total					$–	$51,582	$36,000,143

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

10 | JUNE 30, 2014

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Enterprise Portfolio
Assets
Investments in Securities:
Common Stock	$663,070,919	$–	$–

Money Market	–	6,474,883	–

Investment Purchased with Cash Collateral From Securities Lending	–	29,525,260

Total Assets	$663,070,919	$36,000,143	$–

Liabilities
Other Financial Instruments(a) – Liabilities:
Forward Currency Contracts	$–	$394,358	$–

(a)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Janus Aspen Series | 11

Statement of Assets and Liabilities

Janus Aspen
Enterprise
As of June 30, 2014 (unaudited)	Portfolio

Assets:
Investments at cost	$415,644,321
Unaffiliated investments at value(1)	$663,070,919
Affiliated investments at value	36,000,143
Cash	506
Cash denominated in foreign currency(2)	55,110
Closed foreign currency contracts	1,931
Non-interested Trustees’ deferred compensation	13,581
Receivables:
Investments sold	3,514,487
Portfolio shares sold	114,553
Dividends	218,949
Other assets	2,695
Total Assets	702,992,874
Liabilities:
Collateral for securities loaned (Note 3)	29,525,260
Forward currency contracts	394,358
Closed foreign currency contracts	7,700
Payables:
Investments purchased	1,920,552
Portfolio shares repurchased	1,015,953
Advisory fees	350,756
Fund administration fees	5,481
Distribution fees and shareholder servicing fees	54,099
Non-interested Trustees’ fees and expenses	4,858
Non-interested Trustees’ deferred compensation fees	13,581
Accrued expenses and other payables	70,705
Total Liabilities	33,363,303
Net Assets	$669,629,571
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$346,153,354
Undistributed net investment income*	802,773
Undistributed net realized gain from investment and foreign currency transactions*	39,637,505
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	283,035,939
Total Net Assets	$669,629,571
Net Assets - Institutional Shares	$406,109,574
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	7,030,423
Net Asset Value Per Share	$57.76
Net Assets - Service Shares	$263,519,997
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	4,747,769
Net Asset Value Per Share	$55.50

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Unaffiliated investments at value includes $28,794,652 of securities loaned. See Note 3 in Notes to Financial Statements.
(2)	Includes cost of $55,110.

See Notes to Financial Statements.

12 | JUNE 30, 2014

Statement of Operations

Janus Aspen
Enterprise
For the period ended June 30, 2014 (unaudited)	Portfolio

Investment Income:
Affiliated securities lending income, net	$48,720
Dividends	3,438,669
Dividends from affiliates	2,862
Other Income	72
Foreign tax withheld	(104,147)
Total Investment Income	3,386,176
Expenses:
Advisory fees	2,100,072
Shareholder reports expense	25,794
Transfer agent fees and expenses	822
Registration fees	16,104
Custodian fees	13,593
Professional fees	29,114
Non-interested Trustees’ fees and expenses	11,064
Fund administration fees	27,031
Distribution fees and shareholder servicing fees - Service Shares	322,749
Other expenses	24,712
Total Expenses	2,571,055
Net Expenses after Waivers and Expense Offsets	2,571,055
Net Investment Income	815,121
Net Realized Gain on Investments:
Investments and foreign currency transactions	39,911,358
Total Net Realized Gain on Investments	39,911,358
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(7,095,846)
Total Change in Unrealized Net Appreciation/Depreciation	(7,095,846)
Net Increase in Net Assets Resulting from Operations	$33,630,633

See Notes to Financial Statements.

Janus Aspen Series | 13

Statements of Changes in Net Assets

	Janus Aspen
	Enterprise
	Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2014	2013(1)

Operations:
Net investment income	$815,121	$1,103,573
Net realized gain on investments	39,911,358	57,079,976
Change in unrealized net appreciation/depreciation	(7,095,846)	111,693,386
Net Increase in Net Assets Resulting from Operations	33,630,633	169,876,935
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(640,569)	(1,885,685)
Service Shares	(89,019)	(855,706)
Net Realized Gain from Investment Transactions*
Institutional Shares	(27,409,527)	–
Service Shares	(18,585,932)	–
Net Decrease from Dividends and Distributions to Shareholders	(46,725,047)	(2,741,391)
Capital Share Transactions:
Shares Sold
Institutional Shares	10,225,840	22,796,712
Service Shares	22,367,212	36,587,775
Reinvested Dividends and Distributions
Institutional Shares	28,050,096	1,885,685
Service Shares	18,674,951	855,706
Shares Repurchased
Institutional Shares	(31,762,518)	(62,151,419)
Service Shares	(32,550,464)	(54,061,210)
Net Increase/(Decrease) from Capital Share Transactions	15,005,117	(54,086,751)
Net Increase in Net Assets	1,910,703	113,048,793
Net Assets:
Beginning of period	667,718,868	554,670,075
End of period	$669,629,571	$667,718,868

Undistributed Net Investment Income*	$802,773	$717,240

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

See Notes to Financial Statements.

14 | JUNE 30, 2014

Financial Highlights

Institutional Shares

For a share outstanding during the period ended June 30,	Janus Aspen Enterprise Portfolio
2014 (unaudited) and each year ended December 31	2014	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$58.96	$44.77	$38.17	$38.72	$30.79	$21.26
Income from Investment Operations:
Net investment income	0.10(1)	0.22	0.30	0.10	0.09	0.05
Net gain/(loss) on investments (both realized and unrealized)	2.97	14.23	6.30	(0.65)	7.86	9.48
Total from Investment Operations	3.07	14.45	6.60	(0.55)	7.95	9.53
Less Distributions:
Dividends (from net investment income)*	(0.10)	(0.26)	–	–	(0.02)	–
Distributions (from capital gains)*	(4.17)	–	–	–	–	–
Total Distributions	(4.27)	(0.26)	–	–	(0.02)	–
Net Asset Value, End of Period	$57.76	$58.96	$44.77	$38.17	$38.72	$30.79
Total Return**	5.23%	32.38%	17.29%	(1.42)%	25.85%	44.83%
Net Assets, End of Period (in thousands)	$406,110	$407,049	$341,699	$333,094	$394,500	$371,092
Average Net Assets for the Period (in thousands)	$403,615	$373,893	$344,014	$367,307	$359,669	$311,752
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.68%	0.69%	0.69%	0.68%	0.68%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.68%	0.69%	0.69%	0.68%	0.68%	0.70%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.34%	0.28%	0.52%	(0.17)%	(0.01)%	0.02%
Portfolio Turnover Rate	8%	15%	15%	15%	24%	36%

Service Shares

For a share outstanding during the period ended June 30,	Janus Aspen Enterprise Portfolio
2014 (unaudited) and each year ended December 31	2014	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$56.80	$43.18	$36.91	$37.53	$29.90	$20.70
Income from Investment Operations:
Net investment income/(loss)	0.03(1)	(0.03)	0.09	(0.17)	(0.10)	(0.09)
Net gain/(loss) on investments (both realized and unrealized)	2.86	13.83	6.18	(0.45)	7.73	9.29
Total from Investment Operations	2.89	13.80	6.27	(0.62)	7.63	9.20
Less Distributions:
Dividends (from net investment income)*	(0.02)	(0.18)	–	–	–	–
Distributions (from capital gains)*	(4.17)	–	–	–	–	–
Total Distributions	(4.19)	(0.18)	–	–	–	–
Net Asset Value, End of Period	$55.50	$56.80	$43.18	$36.91	$37.53	$29.90
Total Return**	5.12%	32.04%	16.99%	(1.65)%	25.52%	44.44%
Net Assets, End of Period (in thousands)	$263,520	$260,670	$212,971	$190,788	$243,756	$221,824
Average Net Assets for the Period (in thousands)	$261,775	$234,925	$206,153	$223,285	$220,145	$196,683
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.93%	0.94%	0.94%	0.93%	0.93%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.93%	0.94%	0.94%	0.93%	0.93%	0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.10%	0.03%	0.28%	(0.41)%	(0.26)%	(0.25)%
Portfolio Turnover Rate	8%	15%	15%	15%	24%	36%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

Janus Aspen Series | 15

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Enterprise Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

16 | JUNE 30, 2014

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2014 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2014 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC,

18 | JUNE 30, 2014

the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.

During the period, the Portfolio entered into forward contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

The following table provides average ending monthly contract amounts on sold forward contracts during the period ended June 30, 2014.

Portfolio	Sold

Janus Aspen Enterprise Portfolio	$23,159,286

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2014.

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

Fair Value of Derivative Instruments as of June 30, 2014

Derivatives not accounted	Liability Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value

Janus Aspen Enterprise Portfolio
Currency Contracts	Forward currency contracts	$394,358

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2014.

The effect of Derivative Instruments on the Statement of Operations for the period ended June 30, 2014

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investment and foreign
hedging instruments	currency transactions

Janus Aspen Enterprise Portfolio
Currency Contracts	$209,055

Change in Unrealized Net Appreciation/(Depreciation) on Derivatives Recognized in Income
Investments, foreign
currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation

Janus Aspen Enterprise Portfolio
Currency Contracts	$460,986

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other

20 | JUNE 30, 2014

weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, the Portfolio does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of June 30, 2014” table located in Note 2 of these Notes to Financial Statements.

Offsetting of Financial Assets and Derivative Assets

		Gross Amounts in the
	Gross Amounts	Statement of
Counterparty	of Recognized Assets	Assets and Liabilities	Collateral Pledged*	Net Amount

Deutsche Bank AG	$28,794,652	$–	$(28,794,652)	$–

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

Offsetting of Financial Liabilities and Derivative Liabilities

		Gross Amounts in the
	Gross Amounts	Statement of
Counterparty	of Recognized Liabilities	Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse International	$158,857	$–	$–	$158,857
HSBC Securities (USA), Inc.	141,133	–	–	141,133
JPMorgan Chase & Co.	22,943	–	–	22,943
RBC Capital Markets Corp.	71,425	–	–	71,425

Total	$394,358	$–	$–	$394,358

*	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Portfolio does not exchange collateral on its forward currency contracts with its counterparties; however, the Portfolio will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts.

The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below

22 | JUNE 30, 2014

the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Enterprise Portfolio	All Asset Levels	0.64

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2014 on the

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $144,500 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2014.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $18,154 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2014. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2014, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Enterprise Portfolio	$415,843,199	$287,639,230	$(4,411,367)	$283,227,863

24 | JUNE 30, 2014

6.	Capital Share Transactions

	Janus Aspen Enterprise Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2014	2013(1)

Transactions in Portfolio Shares – Institutional Shares
Shares sold	172,190	443,879
Reinvested dividends and distributions	487,573	37,218
Shares repurchased	(533,726)	(1,209,318)
Net Increase/(Decrease) in Portfolio Shares	126,037	(728,221)
Shares Outstanding, Beginning of Period	6,904,386	7,632,607
Shares Outstanding, End of Period	7,030,423	6,904,386
Transactions in Portfolio Shares – Service Shares
Shares sold	388,703	736,333
Reinvested dividends and distributions	337,825	17,658
Shares repurchased	(567,793)	(1,096,972)
Net Increase/(Decrease) in Portfolio Shares	158,735	(342,981)
Shares Outstanding, Beginning of Period	4,589,034	4,932,015
Shares Outstanding, End of Period	4,747,769	4,589,034

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Enterprise Portfolio	$51,204,680	$81,925,213	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2014 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 25

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

26 | JUNE 30, 2014

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Aspen Series | 27

Additional Information (unaudited) (continued)

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

28 | JUNE 30, 2014

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Aspen Series | 29

Additional Information (unaudited) (continued)

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

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Additional Information (unaudited) (continued)

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

32 | JUNE 30, 2014

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited) (continued)

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

34 | JUNE 30, 2014

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

36 | JUNE 30, 2014

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2014. As the investing environment changes, so could opinions. These views are unique and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

Janus Aspen Series | 37

Useful Information About Your Portfolio Report (unaudited) (continued)

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio.

38 | JUNE 30, 2014

Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 39

Notes

40 | JUNE 30, 2014

Notes

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0814-70951	109-24-81116 08-14

semiannual report
June 30, 2014

Janus Aspen Series

Janus Aspen Flexible Bond Portfolio

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Janus Aspen Flexible Bond Portfolio (unaudited)

PORTFOLIO SNAPSHOT
We believe a bottom-up, fundamentally driven investment process that focuses on credit-oriented investments can generate risk-adjusted returns and capital preservation. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed sector and risk allocation decisions.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE SUMMARY

During the six-month period ended June 30, 2014, Janus Aspen Flexible Bond Portfolio’s Institutional Shares and Service Shares returned 4.17% and 4.07%, respectively, compared with a 3.93% return for the Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index.

INVESTMENT ENVIRONMENT

The 10-year Treasury yield fell from around 3.00% to 2.53% for the six-month period. The decline occurred in the face of a second quarter economic rebound in the U.S. from a winter-related slowdown in the first quarter. The Federal Reserve (Fed) acknowledged improved economic conditions and signaled that it will be exiting its accommodative monetary policy by continuing to taper its quantitative easing (QE) program. That said, while inflation moved to the Fed’s 2% target during the period, policymakers seemed to be looking for already improving trends in economic data to strengthen even further. The central bank signaled that the first rate hike won’t be until 2015. This, coupled with safe haven buying of Treasurys due to conflicts in Ukraine and Iraq, drove most Treasury yields lower.

Amid low rates globally, investors continued to seek higher-yielding securities. Spreads of investment-grade and high-yield corporate bonds tightened to levels not seen since before the financial crisis. Spreads of mortgage-backed securities (MBS) also remained tight.

PERFORMANCE DISCUSSION

The Portfolio outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, largely on the strength of our security selection in corporate credit, where we have a significant overweight versus the benchmark. The performance of our credit allocation reflects our bottom-up, fundamentally driven process. Our focus on higher yielding securities also helped make spread carry, or the excess yield that holdings generated compared with those in the benchmark, additive.

From a credit sector standpoint, top contributors included banking, life insurance and pharmaceuticals. Relative sector detractors were led by electric utilities, media cable and food & beverages.

Given our concern about the risk of higher rates longer term, we maintained a duration that was shorter than the benchmark’s. The shorter duration, which was mainly expressed within our credit exposure, made our yield curve positioning a relative detractor for the Portfolio as rates fell during the six-month period.

Our MBS exposure was also a relative detractor. We have a material underweight to the benchmark as we believe credit offers better risk-adjusted return opportunities overall. We have also sought to avoid the type of MBS that may be most affected by the Fed’s tapering of its QE program. Still, we believe the shrinking supply of these securities and consistent demand for them will keep MBS spread levels tight, and we kept our MBS exposure generally steady throughout the period.

Specifically for MBS, we believe the more prepayment-resistant, higher-coupon stacks should provide more defensive characteristics against any resultant volatility from Fed tapering. This has helped give our MBS exposure a more stable cash-flow profile, which should benefit the overall portfolio should rates enter a more volatile period, in our view. On the other hand, if Treasury yields drift lower and within a tight range, our positioning can work against us, which was the case in the second half of the period.

Our Treasurys exposure, where we are underweight the index, was a relative contributor to returns as was our small exposure to preferred securities.

OUTLOOK

The U.S. economic recovery from the financial crisis is shaping up to look like a moderate one overall. Within that, however, the economic rebound that began in the spring after the winter slowdown is gathering momentum. Job growth trends are strengthening, and inflation has picked

Janus Aspen Series | 1

Janus Aspen Flexible Bond Portfolio (unaudited)

up. While the Fed indicated during the period that rate hikes will not come until 2015, its post-policy-meeting statements are aimed at preparing the market for an exit from loose monetary conditions. All these factors could put upward pressure on rates; thus, we remain cautious.

Meanwhile, the recovery in Europe and Japan continues to be tepid, with the risks more toward deflation. Aggressive monetary stimulus that Japan has in place and the one that the European Central Bank announced in the second quarter are somewhat offsetting the market impact of the later economic and monetary cycles of the U.S. Thus, rates in the developed world remain historically low. This global dynamic helps create dueling risks of higher and lower rates in the U.S. that could continue to be with us for the time being.

Consequently, we believe that managing duration and yield curve risk will be important to success in this market. While using the long end of the Treasury yield curve to provide some protection for investors is still applicable, we think the “new defensive” will be more about being opportunistic as it relates to rates, with a bias toward being short in duration, particularly in credit. Generally, shorter duration credit reduces our interest rate risk while still providing opportunity to gain in a spread tightening environment, in our view.

The enduring low rate environment continues to fuel a reach for yield and returns, stretching valuations in the investment grade and high yield markets. We still expect that credit will offer the best risk-adjusted returns of any fixed-income sector, and we tend to favor high yield. Given the environment, however, we believe security avoidance may be just as important as security selection going forward. Both involve a bottom-up, fundamental process with a view toward recognizing what is worth owning and, more importantly, what is not.

This is particularly true in an environment of shareholder-friendly activity, including dividends and share buybacks. Given the massive deleveraging following the 2008 financial crisis and the enormous cash balances that some companies have accumulated, it makes sense that this activity will continue. We would also note the resurgence of merger and acquisition activity as companies take advantage of cheap financing. All these activities can involve a re-leveraging of capital structures, and bondholders need to be leery of them.

We’re often asked by our clients: What should we do in this environment? Where do we go? We always turn back to our core tenet: Seeking risk-adjusted returns and capital preservation. While valuations require being increasingly selective, we see significant opportunities in the second half of 2014, including those that buck the consensus – an area where we have expertise through our fundamental, bottom-up approach. We intend to take advantage of these opportunities as we stick to our core tenet of seeking risk-adjusted returns and capital preservation.

On behalf of every member of our investment team, thank you for your investment in Janus Aspen Flexible Bond Portfolio. We appreciate your entrusting your assets with us, and we look forward to continuing to serve your investment needs.

2 | JUNE 30, 2014

(unaudited)

Janus Aspen Flexible Bond Portfolio At A Glance

Portfolio Profile
June 30, 2014

Weighted Average Maturity	8.7 Years
Average Effective Duration*	5.2 Years
30-day Current Yield**
Institutional Shares
Without Reimbursement	2.37%
With Reimbursement	2.37%
Service Shares
Without Reimbursement	2.11%
With Reimbursement	2.11%
Number of Bonds/Notes	349

*	A theoretical measure of price volatility
**	Yield will fluctuate

Ratings†Summary – (% of Total Investments)
June 30, 2014

AA	41.5%
A	6.6%
BBB	26.9%
BB	19.0%
B	1.4%
CCC	0.3%
Not Rated	2.1%
Other	2.2%

†	Credit ratings provided by Standard & Poor’s (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P’s measures. Further information on S&P’s rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. “Not Rated” securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. “Other” includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2014

Asset Allocation – (% of Net Assets)
As of June 30, 2014

Janus Aspen Series | 3

Janus Aspen Flexible Bond Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014						Expense Ratios – per the May 1, 2014 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Flexible Bond Portfolio – Institutional Shares	4.17%	5.74%	6.99%	6.34%	7.08%	0.56%

Janus Aspen Flexible Bond Portfolio – Service Shares	4.07%	5.50%	6.74%	6.08%	6.86%	0.81%

Barclays U.S. Aggregate Bond Index	3.93%	4.37%	4.85%	4.93%	5.69%

Morningstar Quartile – Institutional Shares	–	2nd	2nd	1st	1st

Morningstar Ranking – based on total returns for Intermediate-Term Bond Funds	–	347/1,078	243/951	42/840	4/416

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See important disclosures on the next page.

4 | JUNE 30, 2014

(unaudited)

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – September 13, 1993

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Institutional Shares	$1,000.00	$1,041.70	$2.83	$1,000.00	$1,022.02	$2.81	0.56%

Service Shares	$1,000.00	$1,040.70	$4.10	$1,000.00	$1,020.78	$4.06	0.81%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series | 5

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2014

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 4.9%
$1,271,000	AmeriCredit Automobile Receivables Trust 2012-4 2.6800%, 10/9/18	$1,304,989
411,000	AmeriCredit Automobile Receivables Trust 2013-4 3.3100%, 10/8/19	425,968
839,000	Aventura Mall Trust 2013-AVM 3.8674%, 12/5/20 (144A),‡	813,916
650,000	Boca Hotel Portfolio Trust 2013-BOCA 3.2018%, 8/15/26 (144A),‡	651,857
1,100,963	CKE Restaurant Holdings, Inc. 4.4740%, 3/20/43 (144A)	1,130,815
203,620	COMM 2006-FL12 Mortgage Trust 0.4918%, 12/15/20 (144A),‡	201,798
361,563	COMM 2006-FL12 Mortgage Trust 0.5318%, 12/15/20 (144A),‡	354,712
361,567	COMM 2006-FL12 Mortgage Trust 0.7218%, 12/15/20 (144A),‡	347,485
289,000	COMM 2007-C9 Mortgage Trust 5.6500%, 12/10/49	313,902
2,313,000	Commercial Mortgage Trust 2007-GG11 5.8670%, 12/10/49‡	2,556,122
223,847	Credit Suisse Mortgage Capital Certificates 0.5518%, 9/15/21 (144A),‡	222,703
682,460	Credit Suisse Mortgage Capital Certificates 0.7018%, 9/15/21 (144A),‡	677,960
320,000	Credit Suisse Mortgage Capital Certificates 0.4018%, 10/15/21 (144A),‡	316,185
450,000	Credit Suisse Mortgage Capital Certificates 0.4518%, 10/15/21 (144A),‡	442,385
1,542,664	FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20§	1,345,820
1,121,000	GS Mortgage Securities Corp. II 3.5495%, 12/10/27 (144A),‡	1,056,798
1,045,000	GS Mortgage Securities Corp. II 2.7510%, 11/8/29 (144A),‡	1,063,986
1,194,000	GS Mortgage Securities Corp. II 3.7510%, 11/8/29 (144A),‡	1,205,550
524,000	GS Mortgage Securities Corp. Trust 2013-NYC5 3.7706%, 1/10/18 (144A),‡	531,073
437,000	Hilton USA Trust 2013-HLT 4.4065%, 11/5/30 (144A)	452,516
355,000	Hilton USA Trust 2013-HLT 4.6017%, 11/5/30 (144A),‡	366,460
510,384	JP Morgan Chase Commercial Mortgage Securities Corp. 3.9018%, 8/15/29 (144A),‡	514,955
800,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-JWRZ 3.1418%, 4/15/30 (144A),‡	802,060
380,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-JWRZ 3.8918%, 4/15/30 (144A),‡	380,585
304,000	JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU 3.6518%, 12/15/28 (144A),‡	305,077
1,359,000	LB-UBS Commercial Mortgage Trust 2007-C2 5.4930%, 2/15/40‡	1,460,534
546,000	Santander Drive Auto Receivables Trust 2.5200%, 9/17/18	558,542
566,000	Santander Drive Auto Receivables Trust 2012-5 3.3000%, 9/17/18	588,541
1,760,300	Wachovia Bank Commercial Mortgage Trust Series 2007-C30 5.3830%, 12/15/43	1,914,875
668,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C31 5.5910%, 4/15/47‡	731,704
354,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 2.9018%, 1/15/27 (144A),‡	354,223
138,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 2.4018%, 2/15/27 (144A),‡	138,130
138,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 3.4018%, 2/15/27 (144A),‡	137,848

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $23,435,894)		23,670,074

Bank Loans and Mezzanine Loans – 2.3%
Basic Industry – 0.2%
996,152	FMG Resources August 2006 Pty, Ltd. 3.7500%, 6/28/19‡	996,531
Communications – 0.2%
1,204,945	Tribune Co. 4.0000%, 12/27/20‡	1,206,825
Consumer Cyclical – 0.4%
1,872,485	MGM Resorts International 3.5000%, 12/20/19‡	1,866,044
Consumer Non-Cyclical – 0.5%
262,680	CHS / Community Health Systems, Inc. 4.2500%, 1/27/21‡	264,082
1,103,235	IMS Health, Inc. 3.5000%, 3/17/21‡	1,096,340
930,694	Quintiles Transnational Corp. 3.7500%, 6/8/18‡	929,763

		2,290,185
Technology – 1.0%
4,735,000	Avago Technologies Cayman, Ltd. 3.7500%, 5/6/21‡	4,748,116

Total Bank Loans and Mezzanine Loans (cost $11,086,884)		11,107,701

Corporate Bonds – 49.8%
Asset-Backed Securities – 0.3%
1,566,000	American Tower Trust I 1.5510%, 3/15/18 (144A)	1,559,628
Banking – 8.6%
1,255,000	Abbey National Treasury Services PLC 4.0000%, 3/13/24	1,295,098
1,145,000	American Express Co. 6.8000%, 9/1/66‡	1,259,500
675,000	Bank of America Corp. 1.5000%, 10/9/15	681,215
636,000	Bank of America Corp. 2.6000%, 1/15/19	643,481

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 | JUNE 30, 2014

Schedule of Investments (unaudited)

As of June 30, 2014

Shares or Principal Amount		Value

Banking – (continued)
$2,705,000	Bank of America Corp. 2.6500%, 4/1/19	$2,741,788
2,294,000	Bank of America Corp. 8.0000%µ	2,538,896
652,000	Citigroup, Inc. 5.0000%, 9/15/14	657,773
1,538,000	Citigroup, Inc. 5.9000%, 12/29/49	1,553,380
197,000	Citigroup, Inc. 5.3500%µ	188,997
1,490,000	Goldman Sachs Capital I 6.3450%, 2/15/34	1,702,170
655,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	720,854
1,474,000	Goldman Sachs Group, Inc. 2.3750%, 1/22/18	1,496,900
1,181,000	Goldman Sachs Group, Inc. 5.7000%µ	1,220,121
566,000	HBOS PLC 6.7500%, 5/21/18 (144A)	652,048
310,000	HSBC Bank USA NA 4.8750%, 8/24/20	345,510
2,163,000	Intesa Sanpaolo SpA 5.0170%, 6/26/24 (144A)	2,188,556
259,000	JPMorgan Chase & Co. 7.9000%µ	289,432
460,000	Lloyds Bank PLC 6.5000%, 9/14/20 (144A)	539,935
2,314,000	Morgan Stanley 3.4500%, 11/2/15	2,394,298
556,000	Morgan Stanley 4.7500%, 3/22/17	605,339
1,642,000	Morgan Stanley 2.5000%, 1/24/19	1,660,390
867,000	Morgan Stanley 5.0000%, 11/24/25	924,714
314,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	320,476
2,559,000	Royal Bank of Scotland Group PLC 6.1000%, 6/10/23	2,801,066
2,388,000	Royal Bank of Scotland Group PLC 6.0000%, 12/19/23	2,581,918
4,064,000	Royal Bank of Scotland Group PLC 5.1250%, 5/28/24	4,126,582
1,213,000	Santander UK PLC 5.0000%, 11/7/23 (144A)	1,310,078
1,264,000	SVB Financial Group 5.3750%, 9/15/20	1,430,433
2,392,000	Zions Bancorporation 5.8000%µ	2,281,370

		41,152,318
Basic Industry – 2.0%
880,000	Ashland, Inc. 3.8750%, 4/15/18	905,300
887,000	Ashland, Inc. 4.7500%, 8/15/22	891,435
1,216,000	Ashland, Inc. 6.8750%, 5/15/43	1,310,240
1,076,000	FMG Resources August 2006 Pty, Ltd. 8.2500%, 11/1/19 (144A)	1,171,495
669,000	Plains Exploration & Production Co. 6.5000%, 11/15/20	746,771
160,000	Plains Exploration & Production Co. 6.6250%, 5/1/21	179,000
577,000	Plains Exploration & Production Co. 6.7500%, 2/1/22	655,616
2,646,000	Plains Exploration & Production Co. 6.8750%, 2/15/23	3,095,820
625,000	Reliance Steel & Aluminum Co. 4.5000%, 4/15/23	637,601

		9,593,278
Brokerage – 3.3%
1,147,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	1,268,009
1,048,000	Carlyle Holdings Finance LLC 3.8750%, 2/1/23 (144A)	1,067,841
1,202,000	Charles Schwab Corp. 7.0000%µ	1,403,335
664,000	E*TRADE Financial Corp. 6.7500%, 6/1/16	720,440
598,000	E*TRADE Financial Corp. 6.0000%, 11/15/17	621,920
784,000	E*TRADE Financial Corp. 6.3750%, 11/15/19	848,680
193,000	Lazard Group LLC 6.8500%, 6/15/17	218,963
1,561,000	Lazard Group LLC 4.2500%, 11/14/20	1,635,452
2,323,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	2,456,572
1,549,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	1,653,557
3,393,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	3,826,510

		15,721,279
Capital Goods – 1.6%
953,000	CNH Industrial Capital LLC 3.6250%, 4/15/18	973,251
966,000	Exelis, Inc. 4.2500%, 10/1/16	1,024,592
417,000	Exelis, Inc. 5.5500%, 10/1/21	448,155
1,365,000	FLIR Systems, Inc. 3.7500%, 9/1/16	1,437,779
938,000	Hanson, Ltd. 6.1250%, 8/15/16	1,022,420
1,433,000	Ingersoll-Rand Global Holding Co., Ltd. 4.2500%, 6/15/23	1,507,517
389,000	Interface, Inc. 7.6250%, 12/1/18	408,450
557,000	Martin Marietta Materials, Inc. 4.2500%, 7/2/24 (144A)	561,181
181,000	Timken Co. 6.0000%, 9/15/14	182,853
262,000	Vulcan Materials Co. 7.0000%, 6/15/18	301,628

		7,867,826

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2014

Shares or Principal Amount		Value

Communications – 1.5%
$550,000	Nielsen Finance LLC / Nielsen Finance Co. 4.5000%, 10/1/20	$554,125
598,000	Nielsen Finance LLC / Nielsen Finance Co. 5.0000%, 4/15/22 (144A)	602,485
867,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	883,563
1,318,000	UBM PLC 5.7500%, 11/3/20 (144A)	1,418,413
648,000	Verizon Communications, Inc. 3.6500%, 9/14/18	693,024
1,062,000	Verizon Communications, Inc. 5.1500%, 9/15/23	1,188,477
994,000	Verizon Communications, Inc. 6.4000%, 9/15/33	1,217,588
517,000	Viacom, Inc. 3.8750%, 4/1/24	525,374

		7,083,049
Consumer Cyclical – 4.8%
2,494,000	Brinker International, Inc. 3.8750%, 5/15/23	2,417,155
376,000	Continental Rubber of America Corp. 4.5000%, 9/15/19 (144A)	398,334
530,000	DR Horton, Inc. 4.7500%, 5/15/17	561,800
951,000	DR Horton, Inc. 3.7500%, 3/1/19	955,755
2,052,000	Ford Motor Credit Co. LLC 5.8750%, 8/2/21	2,409,177
1,191,000	General Motors Co. 3.5000%, 10/2/18 (144A)	1,217,797
4,402,000	General Motors Co. 4.8750%, 10/2/23 (144A)	4,633,105
1,640,000	General Motors Co. 6.2500%, 10/2/43 (144A)	1,881,900
677,000	General Motors Financial Co., Inc. 3.2500%, 5/15/18	687,155
417,000	General Motors Financial Co., Inc. 4.2500%, 5/15/23	416,479
375,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	417,907
1,104,000	MDC Holdings, Inc. 5.5000%, 1/15/24	1,147,543
516,000	MGM Resorts International 6.6250%, 7/15/15	540,510
673,000	MGM Resorts International 7.5000%, 6/1/16	742,824
544,000	MGM Resorts International 8.6250%, 2/1/19	648,040
947,000	Schaeffler Finance BV 4.2500%, 5/15/21 (144A)	947,000
846,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	1,005,796
442,000	Toll Brothers Finance Corp. 4.0000%, 12/31/18	455,260
371,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	403,463
254,000	Toll Brothers Finance Corp. 4.3750%, 4/15/23	249,555
788,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.2500%, 5/30/23 (144A)	762,390

		22,898,945
Consumer Non-Cyclical – 4.8%
1,198,000	Actavis, Inc. 1.8750%, 10/1/17	1,208,685
3,110,000	Forest Laboratories, Inc. 4.3750%, 2/1/19 (144A)	3,355,099
3,603,000	Forest Laboratories, Inc. 4.8750%, 2/15/21 (144A)	3,934,548
1,873,000	Fresenius Medical Care U.S. Finance II, Inc. 5.8750%, 1/31/22 (144A)	2,069,665
684,000	HCA, Inc. 3.7500%, 3/15/19	689,985
1,840,000	Life Technologies Corp. 6.0000%, 3/1/20	2,150,566
325,000	Life Technologies Corp. 5.0000%, 1/15/21	364,099
290,000	Perrigo Co. PLC 2.3000%, 11/8/18 (144A)	289,881
870,000	Perrigo Co. PLC 4.0000%, 11/15/23 (144A)	884,238
1,521,000	SABMiller Holdings, Inc. 2.2000%, 8/1/18 (144A)	1,537,050
1,074,000	Safeway, Inc. 4.7500%, 12/1/21	1,103,257
383,000	Smithfield Foods, Inc. 5.2500%, 8/1/18 (144A)	400,235
703,000	Tyson Foods, Inc. 6.6000%, 4/1/16	770,044
2,386,000	WM Wrigley Jr Co. 2.4000%, 10/21/18 (144A)	2,423,482
1,924,000	WM Wrigley Jr Co. 3.3750%, 10/21/20 (144A)	1,992,009

		23,172,843
Electric – 0.7%
1,096,000	CMS Energy Corp. 4.2500%, 9/30/15	1,141,678
610,000	IPALCO Enterprises, Inc. 5.0000%, 5/1/18	651,175
832,000	PPL WEM Holdings, Ltd. 3.9000%, 5/1/16 (144A)	871,236
543,000	PPL WEM Holdings, Ltd. 5.3750%, 5/1/21 (144A)	610,785

		3,274,874
Energy – 8.6%
4,373,000	Chesapeake Energy Corp. 5.3750%, 6/15/21	4,657,245
5,641,000	Chesapeake Energy Corp. 4.8750%, 4/15/22	5,838,435
1,391,000	Cimarex Energy Co. 5.8750%, 5/1/22	1,537,055
542,000	Cimarex Energy Co. 4.3750%, 6/1/24	552,163
204,000	Continental Resources, Inc. 7.1250%, 4/1/21	231,030

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2014

Schedule of Investments (unaudited)

As of June 30, 2014

Shares or Principal Amount		Value

Energy – (continued)
$2,884,000	Continental Resources, Inc. 5.0000%, 9/15/22	$3,136,350
1,083,000	Continental Resources, Inc. 3.8000%, 6/1/24 (144A)	1,094,702
548,000	Continental Resources, Inc. 4.9000%, 6/1/44 (144A)	566,247
2,028,000	DCP Midstream Operating LP 4.9500%, 4/1/22	2,226,442
840,000	DCP Midstream Operating LP 3.8750%, 3/15/23	850,439
1,084,000	Devon Energy Corp. 2.2500%, 12/15/18	1,096,665
72,000	El Paso LLC 6.5000%, 9/15/20	79,740
155,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	181,563
665,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	727,009
1,185,000	El Paso Pipeline Partners Operating Co. LLC 4.3000%, 5/1/24	1,193,461
702,000	Energy Transfer Partners LP 4.1500%, 10/1/20	742,171
1,844,000	EnLink Midstream Partners LP 4.4000%, 4/1/24	1,935,044
1,481,000	EnLink Midstream Partners LP 5.6000%, 4/1/44	1,653,540
257,000	Frontier Oil Corp. 6.8750%, 11/15/18	269,850
619,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	703,547
1,993,000	Nabors Industries, Inc. 5.0000%, 9/15/20	2,236,206
153,000	Nabors Industries, Inc. 4.6250%, 9/15/21	165,727
722,000	NGL Energy Partners LP / NGL Energy Finance Corp. 5.1250%, 7/15/19 (144A)	723,805
201,000	Petrohawk Energy Corp. 7.2500%, 8/15/18	210,045
1,020,000	Petrohawk Energy Corp. 6.2500%, 6/1/19	1,101,600
151,000	Southern Star Central Gas Pipeline, Inc. 6.0000%, 6/1/16 (144A)	161,575
291,000	Spectra Energy Partners LP 2.9500%, 9/25/18	302,069
1,445,000	Spectra Energy Partners LP 4.7500%, 3/15/24	1,565,530
3,137,000	Western Gas Partners LP 5.3750%, 6/1/21	3,552,361
480,000	Whiting Petroleum Corp. 6.5000%, 10/1/18	500,400
1,650,000	Whiting Petroleum Corp. 5.0000%, 3/15/19	1,736,625

		41,528,641
Finance Companies – 2.3%
3,308,000	CIT Group, Inc. 4.2500%, 8/15/17	3,450,657
497,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	557,883
2,063,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	2,235,776
671,000	CIT Group, Inc. 3.8750%, 2/19/19	681,468
614,000	GE Capital Trust I 6.3750%, 11/15/67‡	683,075
147,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	163,905
2,000,000	General Electric Capital Corp. 6.2500%µ	2,225,000
800,000	General Electric Capital Corp. 7.1250%µ	944,160

		10,941,924
Financial – 1.1%
1,906,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	1,925,967
3,239,000	LeasePlan Corp. NV 2.5000%, 5/16/18 (144A)	3,265,806

		5,191,773
Industrial – 0.4%
474,000	CBRE Services, Inc. 6.6250%, 10/15/20	503,032
470,000	Cintas Corp. No. 2 2.8500%, 6/1/16	485,764
520,000	Cintas Corp. No. 2 4.3000%, 6/1/21	560,808
436,000	URS Corp. 5.0000%, 4/1/22	444,283

		1,993,887
Insurance – 1.8%
456,000	American International Group, Inc. 5.6000%, 10/18/16	501,326
941,000	American International Group, Inc. 6.2500%, 3/15/37	1,052,744
2,076,000	American International Group, Inc. 8.1750%, 5/15/58‡	2,859,690
2,672,000	Primerica, Inc. 4.7500%, 7/15/22	2,910,743
1,076,000	Voya Financial, Inc. 5.6500%, 5/15/53‡	1,094,830

		8,419,333
Owned No Guarantee – 0.3%
737,000	CNOOC Nexen Finance 2014 ULC 4.2500%, 4/30/24	755,671
856,000	Korea National Oil Corp. 4.0000%, 10/27/16 (144A)	906,253

		1,661,924
Real Estate Investment Trusts (REITs) – 2.2%
1,964,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	2,076,639
754,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	873,147
2,036,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21 (144A)	2,357,833
874,000	Post Apartment Homes LP 4.7500%, 10/15/17	958,970
310,000	Reckson Operating Partnership LP 6.0000%, 3/31/16	333,626

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2014

Shares or Principal Amount		Value

Real Estate Investment Trusts (REITs) – (continued)
$276,000	Retail Opportunity Investments Partnership LP 5.0000%, 12/15/23	$295,408
387,000	Senior Housing Properties Trust 6.7500%, 4/15/20	447,101
453,000	Senior Housing Properties Trust 6.7500%, 12/15/21	529,242
855,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 5.0000%, 8/15/18	930,618
1,487,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 7.7500%, 3/15/20	1,800,367

		10,602,951
Technology – 4.0%
1,263,000	Amphenol Corp. 4.7500%, 11/15/14	1,282,426
1,112,000	Autodesk, Inc. 3.6000%, 12/15/22	1,102,701
840,000	Fidelity National Information Services, Inc. 3.8750%, 6/5/24	843,981
879,000	Fiserv, Inc. 3.1250%, 10/1/15	904,256
3,258,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	3,273,234
541,000	Seagate HDD Cayman 4.7500%, 1/1/25 (144A)	536,943
4,316,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	4,253,155
816,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	880,081
3,231,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	3,642,827
1,520,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	1,551,631
498,000	Xilinx, Inc. 2.1250%, 3/15/19	498,880
636,000	Xilinx, Inc. 3.0000%, 3/15/21	641,919

		19,412,034
Transportation – 1.5%
187,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	190,846
513,739	CSX Transportation, Inc. 8.3750%, 10/15/14	525,184
1,315,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	1,354,246
235,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	241,562
1,724,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 3.3750%, 3/15/18 (144A)	1,807,555
872,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 6/15/19 (144A)	873,609
142,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 4.8750%, 7/11/22 (144A)	155,387
850,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 4.2500%, 1/17/23 (144A)	879,791
300,000	Southwest Airlines Co. 5.2500%, 10/1/14	303,171
828,000	Southwest Airlines Co. 5.1250%, 3/1/17	902,780

		7,234,131

Total Corporate Bonds (cost $227,663,826)		239,310,638

Mortgage-Backed Securities – 18.4%
	Fannie Mae:
289,743	5.5000%, 1/1/25	316,795
891,404	5.0000%, 9/1/29	993,473
349,033	5.0000%, 1/1/30	388,799
185,737	5.5000%, 1/1/33	210,141
900,402	6.0000%, 12/1/35	1,020,075
302,403	6.0000%, 2/1/37	345,848
1,040,203	6.0000%, 9/1/37	1,139,749
887,401	6.0000%, 10/1/38	1,033,415
279,376	7.0000%, 2/1/39	300,069
840,194	5.5000%, 3/1/40	940,790
2,382,473	5.5000%, 4/1/40	2,680,927
243,372	4.5000%, 10/1/40	265,365
287,553	4.0000%, 12/1/40	305,742
457,009	5.5000%, 2/1/41	520,089
443,488	4.5000%, 4/1/41	482,030
709,838	4.5000%, 4/1/41	773,859
481,879	5.0000%, 4/1/41	536,600
719,019	4.5000%, 5/1/41	781,885
405,237	5.0000%, 5/1/41	452,218
813,251	5.5000%, 5/1/41	911,130
1,381,274	5.5000%, 6/1/41	1,550,778
989,934	5.0000%, 7/1/41	1,104,559
982,888	4.5000%, 8/1/41	1,072,219
831,867	4.5000%, 10/1/41	903,794
555,866	5.0000%, 10/1/41	619,738
714,692	4.0000%, 9/1/42	755,085
5,018,651	4.5000%, 9/1/42	5,457,048
749,829	4.0000%, 11/1/42	792,280
1,340,076	4.5000%, 11/1/42	1,457,147
3,231,016	4.5000%, 2/1/43	3,513,274
4,829,929	4.5000%, 2/1/43	5,279,148
1,644,108	4.0000%, 7/1/43	1,735,902
1,841,838	4.0000%, 8/1/43	1,944,644
554,198	4.0000%, 9/1/43	585,795
1,039,846	3.5000%, 1/1/44	1,074,910
2,299,532	3.5000%, 1/1/44	2,376,928
1,111,145	4.0000%, 2/1/44	1,173,778
1,252,128	3.5000%, 4/1/44	1,290,925
	Freddie Mac:
218,693	5.0000%, 1/1/19	232,142
169,645	5.0000%, 2/1/19	180,078
225,359	5.5000%, 8/1/19	239,275
359,390	5.0000%, 6/1/20	387,798
804,552	5.5000%, 12/1/28	908,570
650,609	5.5000%, 10/1/36	736,778
2,973,690	6.0000%, 4/1/40	3,400,308

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2014

Schedule of Investments (unaudited)

As of June 30, 2014

Shares or Principal Amount		Value

	Freddie Mac: (continued)
$611,177	4.5000%, 1/1/41	$666,075
1,309,856	5.0000%, 5/1/41	1,465,574
855,185	5.5000%, 5/1/41	975,500
180,333	4.5000%, 9/1/41	195,956
	Ginnie Mae:
504,234	4.0000%, 8/15/24	536,541
830,532	5.1000%, 1/15/32	940,639
918,915	4.9000%, 10/15/34	1,009,974
461,198	6.0000%, 11/20/34	520,416
1,954,030	5.5000%, 3/20/35	2,196,812
301,778	5.5000%, 9/15/35	346,448
502,816	5.5000%, 3/15/36	567,315
553,575	5.5000%, 3/20/36	618,660
274,044	6.0000%, 1/20/39	309,569
747,712	5.5000%, 8/15/39	887,845
1,120,473	5.5000%, 8/15/39	1,293,861
832,323	5.0000%, 9/15/39	935,159
1,703,094	5.0000%, 9/15/39	1,913,332
502,458	5.0000%, 10/15/39	554,710
868,182	5.0000%, 11/15/39	956,931
264,387	5.0000%, 1/15/40	291,918
195,223	5.0000%, 4/15/40	215,323
81,381	5.0000%, 5/15/40	90,504
292,860	5.0000%, 5/15/40	324,591
264,211	5.0000%, 7/15/40	290,530
853,077	5.0000%, 7/15/40	941,125
856,091	5.0000%, 2/15/41	960,535
1,016,992	4.5000%, 5/15/41	1,122,623
348,702	5.0000%, 5/15/41	393,275
213,044	5.0000%, 6/20/41	235,406
912,278	5.0000%, 6/20/41	1,011,670
234,088	4.5000%, 7/15/41	256,729
854,751	4.5000%, 7/15/41	934,274
1,985,277	4.5000%, 8/15/41	2,207,772
301,822	5.0000%, 9/15/41	336,381
245,638	5.5000%, 9/20/41	274,692
105,274	6.0000%, 10/20/41	119,842
347,485	6.0000%, 12/20/41	393,881
755,811	5.5000%, 1/20/42	845,333
342,105	6.0000%, 1/20/42	389,481
355,657	6.0000%, 2/20/42	404,464
259,555	6.0000%, 3/20/42	295,590
1,155,342	6.0000%, 4/20/42	1,315,056
462,763	3.5000%, 5/20/42	484,974
755,900	6.0000%, 5/20/42	860,131
1,334,126	5.5000%, 7/20/42	1,490,208
301,421	6.0000%, 7/20/42	342,838
293,855	6.0000%, 8/20/42	333,767
350,789	6.0000%, 9/20/42	399,217
293,589	6.0000%, 11/20/42	332,960
355,711	6.0000%, 2/20/43	405,257

Total Mortgage-Backed Securities (cost $87,562,526)		88,363,564

Preferred Stock – 2.0%
Capital Markets – 0.9%
6,300	Charles Schwab Corp., 6.0000%	158,949
48,475	Morgan Stanley, 6.8750%	1,317,065
67,350	Morgan Stanley, 7.1250%	1,877,044
28,900	State Street Corp., 5.9000%	757,180

		4,110,238
Commercial Banks – 0.6%
103,875	Wells Fargo & Co., 6.6250%	2,900,190
Construction & Engineering – 0.1%
21,000	Citigroup Capital XIII, 7.8750%	581,700
Consumer Finance – 0.4%
83,625	Discover Financial Services, 6.5000%	2,098,988

Total Preferred Stock (cost $9,040,336)		9,691,116

U.S. Treasury Notes/Bonds – 21.7%
$3,199,000	0.3750%, 1/31/16	3,203,623
26,244,000	0.2500%, 2/29/16†	26,218,360
2,392,000	0.3750%, 4/30/16	2,391,254
18,649,000	0.3750%, 5/31/16	18,632,253
715,000	1.0000%, 10/31/16	721,703
103,000	0.8750%, 11/30/16	103,636
5,063,000	0.8750%, 1/31/17	5,085,545
1,557,000	0.8750%, 2/28/17	1,562,717
2,378,000	0.7500%, 6/30/17	2,368,341
810,000	0.7500%, 10/31/17	802,153
940,000	0.7500%, 12/31/17	928,103
1,525,000	0.8750%, 1/31/18	1,510,346
1,210,000	0.7500%, 3/31/18	1,188,825
1,508,000	2.3750%, 5/31/18	1,572,090
5,030,000	1.3750%, 7/31/18	5,036,287
7,338,000	1.5000%, 8/31/18	7,376,407
6,861,000	2.7500%, 11/15/23	7,031,990
379,000	2.7500%, 2/15/24	387,616
3,633,000	2.5000%, 5/15/24	3,627,892
1,102,000	3.7500%, 11/15/43	1,190,160
6,602,000	3.6250%, 2/15/44	6,967,170
6,026,000	3.3750%, 5/15/44	6,066,489

Total U.S. Treasury Notes/Bonds (cost $103,073,017)		103,972,960

Money Market – 1.1%
5,419,077	Janus Cash Liquidity Fund LLC, 0.0737%°°,£ (cost $5,419,077)	5,419,077

Total Investments (total cost $467,281,560) – 100.2%		481,535,130

Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(899,046)

Net Assets – 100%		$480,636,084

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$435,534,404	90.4%
United Kingdom	17,605,084	3.6
Australia	5,589,852	1.2
Singapore	4,748,116	1.0
Taiwan	4,253,155	0.9
South Korea	4,179,487	0.9
Germany	3,414,999	0.7
Netherlands	3,265,806	0.7
Italy	2,188,556	0.4
China	755,671	0.2

Total	$481,535,130	100.0%

††	Includes Cash Equivalents of 1.1%.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 11

Notes to Schedule of Investments and Other Information (unaudited)

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

LP	Limited Partnership

LLC	Limited Liability Company

PLC	Public Limited Company

ULC	Unlimited Liability Company

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2014 is indicated in the table below:

		Value as a %
Portfolio	Value	of Net Assets

Janus Aspen Flexible Bond Portfolio	$82,401,839	17.1%

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2014, is noted below.

Portfolio	Aggregate Value

Janus Aspen Flexible Bond Portfolio	$5,994,138

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of period end.

°°	Rate shown is the 7-day yield as of June 30, 2014.

µ	This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

§	Schedule of Restricted and Illiquid Securities (as of June 30, 2014)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Flexible Bond Portfolio
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$1,309,457	$1,345,820	0.3%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2014. The issuer incurs all registration costs.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2014. Unless otherwise indicated, all information in the table is for the period ended June 30, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/13	Purchases	Sales	at 6/30/14	Gain/(Loss)	Income	at 6/30/14

Janus Aspen Flexible Bond Portfolio
Janus Cash Liquidity Fund LLC	7,446,236	232,446,423	(234,473,582)	5,419,077	$–	$3,159	$5,419,077

12 | JUNE 30, 2014

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Flexible Bond Portfolio
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$23,670,074	$–

Bank Loans and Mezzanine Loans	–	11,107,701	–

Corporate Bonds	–	239,310,638	–

Mortgage-Backed Securities	–	88,363,564	–

Preferred Stock	–	9,691,116	–

U.S. Treasury Notes/Bonds	–	103,972,960	–

Money Market	–	5,419,077	–

Total Assets	$–	$481,535,130	$–

Janus Aspen Series | 13

Statement of Assets and Liabilities

Janus Aspen
Flexible
Bond
As of June 30, 2014 (unaudited)	Portfolio

Assets:
Investments at cost	$467,281,560
Unaffiliated investments at value	$476,116,053
Affiliated investments at value	5,419,077
Non-interested Trustees’ deferred compensation	9,727
Receivables:
Investments sold	926,065
Portfolio shares sold	479,865
Dividends	51,631
Interest	3,185,654
Other assets	3,517
Total Assets	486,191,589
Liabilities:
Due to custodian	625,715
Payables:
Investments purchased	4,573,123
Portfolio shares repurchased	69,965
Advisory fees	203,871
Fund administration fees	3,982
Distribution fees and shareholder servicing fees	27,703
Non-interested Trustees’ fees and expenses	3,357
Non-interested Trustees’ deferred compensation fees	9,727
Accrued expenses and other payables	38,062
Total Liabilities	5,555,505
Net Assets	$480,636,084
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$463,646,512
Undistributed net investment income*	1,995,934
Undistributed net realized gain from investment and foreign currency transactions*	738,250
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	14,255,388
Total Net Assets	$480,636,084
Net Assets - Institutional Shares	$342,401,363
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	28,363,934
Net Asset Value Per Share	$12.07
Net Assets - Service Shares	$138,234,721
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	10,579,559
Net Asset Value Per Share	$13.07

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

14 | JUNE 30, 2014

Statement of Operations

Janus Aspen
Flexible
Bond
For the period ended June 30, 2014 (unaudited)	Portfolio

Investment Income:
Interest	$7,305,138
Dividends	291,530
Dividends from affiliates	3,159
Other Income	31,564
Total Investment Income	7,631,391
Expenses:
Advisory fees	1,193,921
Shareholder reports expense	29,569
Transfer agent fees and expenses	855
Registration fees	16,779
Custodian fees	8,679
Professional fees	35,292
Non-interested Trustees’ fees and expenses	6,420
Fund administration fees	18,975
Distribution fees and shareholder servicing fees - Service Shares	154,086
Other expenses	37,258
Total Expenses	1,501,834
Less: Excess Expense Reimbursement	(46,506)
Net Expenses after Waivers and Expense Offsets	1,455,328
Net Investment Income	6,176,063
Net Realized Gain on Investments:
Investments and foreign currency transactions	2,656,724
Total Net Realized Gain on Investments	2,656,724
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	10,248,870
Total Change in Unrealized Net Appreciation/Depreciation	10,248,870
Net Increase in Net Assets Resulting from Operations	$19,081,657

See Notes to Financial Statements.

Janus Aspen Series | 15

Statements of Changes in Net Assets

	Janus Aspen
	Flexible Bond
	Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2014	2013(1)

Operations:
Net investment income	$6,176,063	$11,098,174
Net realized gain on investments	2,656,724	2,066,163
Change in unrealized net appreciation/depreciation	10,248,870	(14,094,663)
Net Increase/(Decrease) in Net Assets Resulting from Operations	19,081,657	(930,326)
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(6,927,993)	(8,656,136)
Service Shares	(2,342,789)	(2,541,416)
Net Realized Gain from Investment Transactions*
Institutional Shares	–	(13,122,583)
Service Shares	–	(4,137,828)
Net Decrease from Dividends and Distributions to Shareholders	(9,270,782)	(28,457,963)
Capital Share Transactions:
Shares Sold
Institutional Shares	15,870,278	30,611,491
Service Shares	34,218,152	28,561,254
Reinvested Dividends and Distributions
Institutional Shares	6,927,993	21,778,719
Service Shares	2,342,789	6,679,244
Shares Repurchased
Institutional Shares	(31,617,508)	(67,704,325)
Service Shares	(18,483,135)	(39,229,010)
Net Increase/(Decrease) from Capital Share Transactions	9,258,569	(19,302,627)
Net Increase/(Decrease) in Net Assets	19,069,444	(48,690,916)
Net Assets:
Beginning of period	461,566,640	510,257,556
End of period	$480,636,084	$461,566,640

Undistributed Net Investment Income*	$1,995,934	$5,090,653

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

See Notes to Financial Statements.

16 | JUNE 30, 2014

Financial Highlights

Institutional Shares

For a share outstanding during the period ended June 30,	Janus Aspen Flexible Bond Portfolio
2014 (unaudited) and each year ended December 31	2014	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$11.82	$12.59	$12.27	$12.70	$12.56	$11.61
Income from Investment Operations:
Net investment income	0.16(1)	0.38	0.43	0.49	0.49	0.57
Net gain/(loss) on investments (both realized and unrealized)	0.33	(0.40)	0.57	0.32	0.51	0.94
Total from Investment Operations	0.49	(0.02)	1.00	0.81	1.00	1.51
Less Distributions:
Dividends (from net investment income)*	(0.24)	(0.30)	(0.44)	(0.49)	(0.50)	(0.55)
Distributions (from capital gains)*	–	(0.45)	(0.24)	(0.75)	(0.36)	(0.01)
Total Distributions	(0.24)	(0.75)	(0.68)	(1.24)	(0.86)	(0.56)
Net Asset Value, End of Period	$12.07	$11.82	$12.59	$12.27	$12.70	$12.56
Total Return**	4.17%	(0.06)%	8.34%	6.66%	8.06%	13.22%
Net Assets, End of Period (in thousands)	$342,401	$344,028	$381,593	$376,299	$368,544	$304,204
Average Net Assets for the Period (in thousands)	$346,333	$360,706	$378,140	$364,656	$351,717	$302,033
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.58%	0.56%	0.57%	0.57%	0.56%	0.59%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.56%	0.55%	0.55%	0.55%	0.56%	0.59%
Ratio of Net Investment Income to Average Net Assets***	2.71%	2.35%	2.87%	3.82%	4.04%	4.65%
Portfolio Turnover Rate	57%	138%	140%	164%	169%	271%

Service Shares

For a share outstanding during the period ended June 30,	Janus Aspen Flexible Bond Portfolio
2014 (unaudited) and each year ended December 31	2014	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$12.78	$13.56	$13.17	$13.54	$13.35	$12.32
Income from Investment Operations:
Net investment income	0.16(1)	0.38	0.40	0.48	0.51	0.55
Net gain/(loss) on investments (both realized and unrealized)	0.36	(0.44)	0.65	0.36	0.51	1.01
Total from Investment Operations	0.52	(0.06)	1.05	0.84	1.02	1.56
Less Distributions:
Dividends (from net investment income)*	(0.23)	(0.27)	(0.42)	(0.46)	(0.47)	(0.52)
Distributions (from capital gains)*	–	(0.45)	(0.24)	(0.75)	(0.36)	(0.01)
Total Distributions	(0.23)	(0.72)	(0.66)	(1.21)	(0.83)	(0.53)
Net Asset Value, End of Period	$13.07	$12.78	$13.56	$13.17	$13.54	$13.35
Total Return**	4.07%	(0.32)%	8.09%	6.47%	7.73%	12.89%
Net Assets, End of Period (in thousands)	$138,235	$117,539	$128,665	$98,058	$91,870	$73,555
Average Net Assets for the Period (in thousands)	$124,939	$124,401	$109,071	$90,661	$83,557	$55,100
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.83%	0.81%	0.82%	0.82%	0.81%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.81%	0.80%	0.80%	0.80%	0.81%	0.84%
Ratio of Net Investment Income to Average Net Assets***	2.46%	2.10%	2.60%	3.57%	3.79%	4.42%
Portfolio Turnover Rate	57%	138%	140%	164%	169%	271%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

Janus Aspen Series | 17

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Flexible Bond Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in income-producing securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

18 | JUNE 30, 2014

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2014 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Other Investments and Strategies

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and

20 | JUNE 30, 2014

liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans
The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets. Below are descriptions of the types of loans held by the Portfolio as of June 30, 2014.

•	Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as the London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

•	Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities
The Portfolio may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Portfolio’s yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Portfolio having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Portfolio’s sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater

22 | JUNE 30, 2014

than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
The Portfolio may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities
The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Portfolio may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

			Contractual
	Average Daily		Investment
	Net Assets		Advisory Fee (%)
Portfolio	of the Portfolio		(annual rate)

Janus Aspen Flexible Bond Portfolio	First $	300 Million	0.55
	Over $	300 Million	0.45

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees (applicable to Service Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least May 1, 2015. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Portfolio	Expense Limit (%)

Janus Aspen Flexible Bond Portfolio	0.65(1)

(1)	Effective May 1, 2014, the expense limit increased from 0.55% to 0.65%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares. Under the terms of the Plan, the Trust is authorized to

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2014 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $144,500 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2014.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $18,154 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2014. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2014, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

24 | JUNE 30, 2014

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Flexible Bond Portfolio	$467,635,376	$14,778,600	$(878,846)	$13,899,754

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2013, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2013

	No Expiration
Portfolio	Short-Term	Long-Term	Accumulated Capital Losses

Janus Aspen Flexible Bond Portfolio	$(1,631,922)	$–	$(1,631,922)

5.	Capital Share Transactions

	Janus Aspen Flexible Bond Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2014	2013(1)

Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,311,111	2,499,240
Reinvested dividends and distributions	575,893	1,855,828
Shares repurchased	(2,626,377)	(5,550,107)
Net Increase/(Decrease) in Portfolio Shares	(739,373)	(1,195,039)
Shares Outstanding, Beginning of Period	29,103,307	30,298,346
Shares Outstanding, End of Period	28,363,934	29,103,307
Transactions in Portfolio Shares – Service Shares
Shares sold	2,620,273	2,173,579
Reinvested dividends and distributions	179,938	526,497
Shares repurchased	(1,418,590)	(2,990,786)
Net Increase/(Decrease) in Portfolio Shares	1,381,621	(290,710)
Shares Outstanding, Beginning of Period	9,197,938	9,488,648
Shares Outstanding, End of Period	10,579,559	9,197,938

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

6.	Purchases and Sales of Investment Securities

For the period ended June 30, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Flexible Bond Portfolio	$94,438,884	$107,025,275	$179,935,332	$155,103,827

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2014 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

26 | JUNE 30, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

Janus Aspen Series | 27

Additional Information (unaudited) (continued)

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

28 | JUNE 30, 2014

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Janus Aspen Series | 29

Additional Information (unaudited) (continued)

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

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charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

36 | JUNE 30, 2014

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

Janus Aspen Series | 37

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2014. As the investing environment changes, so could opinions. These views are unique and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

38 | JUNE 30, 2014

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio.

Janus Aspen Series | 39

Useful Information About Your Portfolio Report (unaudited) (continued)

Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

40 | JUNE 30, 2014

Notes

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0814-70767	109-24-81114 08-14

semiannual report
June 30, 2014

Janus Aspen Series

Janus Aspen Forty Portfolio

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Janus Aspen Forty Portfolio (unaudited)

PORTFOLIO SNAPSHOT
We believe that constructing a concentrated portfolio of quality growth companies will allow us to outperform our benchmark over time. We define quality as companies that enjoy sustainable “moats” around their businesses, potentially allowing companies to grow faster, with higher returns, than their competitors. We believe the market often underestimates these companies’ sustainable, competitive advantage periods.
Doug Rao portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended June 30, 2014, the Portfolio’s Institutional Shares and Service Shares returned -0.21% and -0.33%, respectively, versus a return of 6.31% for the Portfolio’s primary benchmark, the Russell 1000 Growth Index. The Portfolio’s secondary benchmark, the S&P 500 Index, returned 7.14% for the period.

INVESTMENT ENVIRONMENT

U.S. large-cap growth equities posted gains during the period, lifted in part by evidence the economy was on stable footing and also confirmation that the Federal Reserve would be cautious in unwinding accommodative monetary policies supporting a stable but slow-growing economy.

OVERVIEW

We have focused on building a portfolio of companies that are well positioned to grow market share within their respective industries and that have built clear and sustainable competitive advantages around their businesses. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think focusing on such sustainable competitive advantages can be a meaningful driver of outperformance over long time horizons because the market may underestimate the duration of growth for these companies and the long-term potential return to shareholders. During the recent period, we were pleased to see a number of the companies we own continue to work hard to widen their competitive moats and find opportunities to grow in excess of the market. However, we also held stocks that fell during the period and negatively impacted performance. For most of the stocks that were large detractors from performance, we view the issues that affected their performance as short term in nature, and believe the competitive advantages held by these companies remain firmly in place.

Amazon, for example, was our largest detractor. The stock fell after it reported revenue growth below consensus expectations during the first quarter. This does not change our long-term outlook, however. We believe the company’s size, scale and efficiency has allowed it to be a disruptive force. The company has completely rewritten the rules for retail shopping and we believe it will continue to gain consumers’ wallet share as more shopping moves from physical stores to online and mobile purchases. Meanwhile, the company’s cloud business, Amazon Web Services, has come to market with scale and a disruptive pricing model for businesses seeking cloud-based services.

TJX Companies, the parent company of T.J. Maxx and Marshalls, was another large detractor from performance. Like Amazon, the stock fell due to earnings results that were below market expectations. We believe the disappointing results were due largely to weaker in-store traffic caused by bad weather during the first quarter. We have generally avoided traditional, brick and mortar retail companies in our portfolio because we think e-commerce growth is a headwind for these companies. Growth in e-commerce creates more price transparency and also makes it harder for retailers to manage inventory. However, as an off-price retailer, T.J. Maxx is a beneficiary when other retailers struggle with excess inventory. The company buys the excess inventory at a discount from other retailers and is able to distribute it quickly across its stores. Selling that inventory at a discount also makes the company less affected by the threat of greater price transparency posed by e-commerce growth. The fact that the company has had negative same-store sales growth only once in the last 32 years speaks to its long-term growth potential, in our view.

MasterCard was another detractor. Over the long term, we believe payments companies such as MasterCard are poised to benefit as consumers and businesses switch from cash and check to plastic and electronic payments.

Janus Aspen Series | 1

Janus Aspen Forty Portfolio (unaudited)

Among payments companies, we think MasterCard is particularly well positioned to benefit from this shift because a majority of its revenues are generated outside the U.S., where many markets have a lower penetration of card and electronic payments and are experiencing significantly faster electronic purchase volume growth. The stock fell during the first quarter after the company announced earnings that were below consensus estimates, but we believe the trend toward more plastic and electronic payments that will support MasterCard’s long-term growth is firmly in place.

While the aforementioned stocks detracted from performance, we were pleased by the results of many other companies in our Portfolio. Canadian Pacific Railway was our largest contributor to performance. A new CEO took over the firm in 2012, and has transformed the company by focusing on three key points: better service and reliability to customers, improved profitability through operating efficiency and new revenue opportunities. Since then, the CEO has put a fully capable team in place to execute on each of the above points, and success in each category has driven the outperformance we are seeing. Service metrics such as on-time deliveries and velocity have improved, operating margins have increased dramatically with more opportunity to expand, and the company has driven new revenues from such markets as domestic Canada container traffic, grain and crude by rail. Most recently, a new CFO has joined the company and had a positive impact on driving better capital allocation decisions, including commencing a share repurchase program that further benefits shareholders.

Delphi Automotive was another top contributor this period. Like many holdings in our Portfolio, we believe the company has several competitive advantages that allow for a long duration of growth. The auto parts supplier has benefited from some of the enduring megatrends improving today’s automobiles. Many of Delphi’s products either make the car more safe, more environmentally friendly (fuel efficient), or help connect the automobile to the world around it. An example of the latter trend would be infotainment systems in the dashboard of a car. While Delphi has benefited from these long-term tailwinds, it also has a distribution advantage with a global platform enabling the company to serve clients in China, North America and Europe. Finally, the company also emerged from bankruptcy with minimal liabilities and has located its workforce in lower cost centers, which gives it a cost advantage over its competitors. That cost advantage has increased margins, and allowed Delphi to reinvest profits and work as a partner with its clients to develop new content in vehicles.

Valeant Pharmaceuticals was another top contributor. For the past decade, the company has run a different playbook than much of the pharmaceutical industry when it comes to new drug development. High research and development costs have been value destructive for many pharmaceutical companies, but Valeant has largely avoided high R&D spending by making a series of value accretive acquisitions of pharmaceutical companies with lower product risk. Valeant then takes many of the costs out of those companies and essentially acts as a distributor of a number of valuable drugs, rather than a company dependent on new drug discovery for growth. Going forward, the Canadian-domiciled company can use its lower tax rate as an advantage when it competes against U.S. private equity firms that may also try to acquire pharmaceutical companies. Valeant can potentially pay a premium for an acquisition target in a deal that is still accretive to Valeant because it can move the acquired company into a lower tax structure.

OUTLOOK

After a weak start to the year due primarily to poor weather, the U.S. economy appears to be reaccelerating. We believe economic growth in other parts of the globe will remain fairly choppy, but given a backdrop of slow growth we expect accommodative monetary policies across most developed nations to continue. We believe the U.S. market is anticipating higher interest rates, but as long as a gradual rise in rates is accompanied by a strengthening economy, we do not believe it will derail equities.

On a broad basis, we believe large-cap equities are reasonably valued. However, after considerable multiple expansion in the back half of 2013 and early 2014, we believe companies will need to demonstrate earnings growth to achieve further stock price appreciation. We believe our portfolio is well positioned for this type of market environment, as we own companies with strong secular growth trends that should demonstrate above-market earnings growth over longer time horizons.

Thank you for your investment in Janus Aspen Forty Portfolio.

2 | JUNE 30, 2014

(unaudited)

Janus Aspen Forty Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Canadian Pacific Railway, Ltd. (U.S. Shares)	0.84%
Delphi Automotive PLC	0.47%
Valeant Pharmaceuticals International, Inc. (U.S. Shares)	0.32%
Gilead Sciences, Inc.	0.30%
Monsanto Co.	0.29%

5 Bottom Performers – Holdings

Contribution

Amazon.com, Inc.	–0.59%
TJX Cos., Inc.	–0.50%
MasterCard, Inc. – Class A	–0.43%
L Brands, Inc.	–0.35%
Panera Bread Co. – Class A	–0.27%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000®
	Portfolio Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	0.39%	11.87%	12.37%
Consumer Staples	–0.02%	0.18%	11.78%
Utilities	–0.03%	0.00%	0.15%
Materials	–0.04%	3.66%	4.55%
Other**	–0.06%	1.47%	0.00%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000®
	Portfolio Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	–2.27%	23.24%	26.94%
Consumer Discretionary	–1.53%	27.40%	19.19%
Health Care	–0.98%	20.30%	12.58%
Financials	–0.88%	9.84%	5.47%
Energy	–0.82%	0.00%	4.80%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Aspen Series | 3

Janus Aspen Forty Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2014

Google, Inc. – Class C Internet Software & Services	6.0%
Precision Castparts Corp. Aerospace & Defense	4.5%
Canadian Pacific Railway, Ltd. (U.S. Shares) Road & Rail	4.3%
Delphi Automotive PLC Auto Components	3.8%
Celgene Corp. Biotechnology	3.7%

22.3%

Asset Allocation – (% of Net Assets)
As of June 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2014

As of December 31, 2013

4 | JUNE 30, 2014

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014						Expense Ratios – per the May 1, 2014 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Forty Portfolio – Institutional Shares	–0.21%	21.52%	14.38%	9.59%	10.74%	0.55%

Janus Aspen Forty Portfolio – Service Shares	–0.33%	21.20%	14.10%	9.31%	10.42%	0.81%

Russell 1000® Growth Index	6.31%	26.92%	19.24%	8.20%	6.48%

S&P 500® Index	7.14%	24.61%	18.83%	7.78%	7.32%

Morningstar Quartile – Institutional Shares	–	4th	4th	1st	1st

Morningstar Ranking – based on total returns for Large Growth Funds	–	1,601/1,762	1,485/1,546	152/1,357	32/815

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2014 Morningstar, Inc. All Rights Reserved.

See important disclosures on the next page

Janus Aspen Series | 5

Janus Aspen Forty Portfolio (unaudited)

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – May 1, 1997

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Institutional Shares	$1,000.00	$997.90	$2.82	$1,000.00	$1,021.97	$2.86	0.57%

Service Shares	$1,000.00	$996.70	$4.06	$1,000.00	$1,020.73	$4.11	0.82%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6 | JUNE 30, 2014

Janus Aspen Forty Portfolio

Schedule of Investments (unaudited)

As of June 30, 2014

Shares		Value

Common Stock – 97.0%
Aerospace & Defense – 4.5%
141,790	Precision Castparts Corp.	$35,787,796
Auto Components – 3.8%
440,061	Delphi Automotive PLC	30,249,793
Biotechnology – 9.5%
56,002	Biogen Idec, Inc.*	17,657,990
348,800	Celgene Corp.*	29,954,944
269,823	Gilead Sciences, Inc.*	22,371,025
70,722	Pharmacyclics, Inc.*	6,344,471

		76,328,430
Capital Markets – 0.3%
104,832	E*TRADE Financial Corp.*	2,228,728
Chemicals – 3.6%
229,454	Monsanto Co.	28,622,092
Commercial Banks – 3.4%
620,515	U.S. Bancorp	26,880,710
Diversified Financial Services – 1.9%
80,262	IntercontinentalExchange Group, Inc.	15,161,492
Electronic Equipment, Instruments & Components – 1.5%
124,799	Amphenol Corp. – Class A	12,023,136
Health Care Technology – 1.0%
61,392	athenahealth, Inc.*	7,681,981
Hotels, Restaurants & Leisure – 5.3%
404,982	MGM Resorts International*	10,691,525
80,660	Panera Bread Co. – Class A*	12,085,287
254,697	Starbucks Corp.	19,708,454

		42,485,266
Information Technology Services – 3.1%
340,604	MasterCard, Inc. – Class A	25,024,176
Insurance – 2.5%
224,048	Aon PLC	20,184,484
Internet & Catalog Retail – 6.7%
78,228	Amazon.com, Inc.*	25,406,890
23,267	Priceline Group, Inc.*	27,990,201

		53,397,091
Internet Software & Services – 11.4%
77,286	CoStar Group, Inc.*	12,224,327
83,094	Google, Inc. – Class C*	47,802,316
49,230	LinkedIn Corp. – Class A*	8,441,468
934,500	Tencent Holdings, Ltd.	14,252,265
245,110	Yahoo!, Inc.*	8,610,714

		91,331,090
Machinery – 1.8%
92,079	Cummins, Inc.	14,206,869
Media – 5.8%
354,997	Comcast Corp. – Class A	19,056,239
784,003	Twenty-First Century Fox, Inc. – Class A	27,557,705

		46,613,944
Pharmaceuticals – 8.9%
331,319	Endo International PLC*	23,198,956
177,069	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	22,331,942
811,336	Zoetis, Inc.	26,181,813

		71,712,711
Professional Services – 2.2%
362,787	Nielsen Holdings NV	17,562,519
Real Estate Investment Trusts (REITs) – 2.6%
286,002	Crown Castle International Corp.	21,238,509
Road & Rail – 4.3%
190,176	Canadian Pacific Railway, Ltd. (U.S. Shares)	34,448,481
Semiconductor & Semiconductor Equipment – 2.4%
424,447	ARM Holdings PLC (ADR)	19,201,982
Software – 3.6%
498,019	Salesforce.com, Inc.*	28,924,943
Specialty Retail – 5.8%
561,420	Lowe’s Cos., Inc.	26,942,546
370,195	TJX Cos., Inc.	19,675,864

		46,618,410
Wireless Telecommunication Services – 1.1%
272,324	T-Mobile U.S., Inc.	9,155,533

Total Common Stock (cost $611,703,461)		777,070,166

Money Market – 1.6%
12,827,951	Janus Cash Liquidity Fund LLC, 0.0737%°°,£ (cost $12,827,951)	12,827,951

Total Investments (total cost $624,531,412) – 98.6%		789,898,117

Cash, Receivables and Other Assets, net of Liabilities – 1.4%		11,018,534

Net Assets – 100%		$800,916,651

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$699,663,447	88.6%
Canada	56,780,423	7.2
United Kingdom	19,201,982	2.4
China	14,252,265	1.8

Total	$789,898,117	100.0%

††	Includes Cash Equivalents of 1.6%.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

LLC	Limited Liability Company

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

°°	Rate shown is the 7-day yield as of June 30, 2014.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2014. Unless otherwise indicated, all information in the table is for the period ended June 30, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/13	Purchases	Sales	at 6/30/14	Gain/(Loss)	Income	at 6/30/14

Janus Aspen Forty Portfolio
Janus Cash Liquidity Fund LLC	13,728,000	152,792,514	(153,692,563)	12,827,951	$–	$3,193	$12,827,951

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Forty Portfolio
Assets
Investments in Securities:
Common Stock	$777,070,166	$–	$–

Money Market	–	12,827,951	–

Total Assets	$777,070,166	$12,827,951	$–

8 | JUNE 30, 2014

Statement of Assets and Liabilities

Janus Aspen
Forty
As of June 30, 2014 (unaudited)	Portfolio

Assets:
Investments at cost	$624,531,412
Unaffiliated investments at value	$777,070,166
Affiliated investments at value	12,827,951
Cash	826
Non-interested Trustees’ deferred compensation	16,225
Receivables:
Investments sold	13,572,716
Portfolio shares sold	196,061
Dividends	310,616
Foreign dividend tax reclaim	113,759
Other assets	8,521
Total Assets	804,116,841
Liabilities:
Payables:
Investments purchased	2,229,719
Portfolio shares repurchased	312,607
Advisory fees	303,129
Fund administration fees	6,587
Internal servicing cost	184
Distribution fees and shareholder servicing fees	101,561
Non-interested Trustees’ fees and expenses	6,105
Non-interested Trustees’ deferred compensation fees	16,225
Accrued expenses and other payables	224,073
Total Liabilities	3,200,190
Net Assets	$800,916,651
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$526,207,631
Undistributed net investment loss*	(321,305)
Undistributed net realized gain from investment and foreign currency transactions*	109,654,357
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	165,375,968
Total Net Assets	$800,916,651
Net Assets - Institutional Shares	$307,440,468
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	8,318,033
Net Asset Value Per Share	$36.96
Net Assets - Service Shares	$493,476,183
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	13,694,709
Net Asset Value Per Share	$36.03

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 9

Statement of Operations

Janus Aspen
Forty
For the period ended June 30, 2014 (unaudited)	Portfolio

Investment Income:
Interest	$6,278
Dividends	2,681,415
Dividends from affiliates	3,193
Foreign tax withheld	(52,973)
Total Investment Income	2,637,913
Expenses:
Advisory fees	2,076,095
Shareholder reports expense	85,087
Transfer agent fees and expenses	1,000
Registration fees	40,292
Custodian fees	13,789
Professional fees	30,936
Non-interested Trustees’ fees and expenses	12,258
Fund administration fees	32,506
Distribution fees and shareholder servicing fees - Service Shares	617,610
Other expenses	34,071
Total Expenses	2,943,644
Net Expenses after Waivers and Expense Offsets	2,943,644
Net Investment Loss	(305,731)
Net Realized Gain on Investments:
Investments and foreign currency transactions	109,813,982
Total Net Realized Gain on Investments	109,813,982
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(112,437,409)
Total Change in Unrealized Net Appreciation/Depreciation	(112,437,409)
Net Decrease in Net Assets Resulting from Operations	$(2,929,158)

See Notes to Financial Statements.

10 | JUNE 30, 2014

Statements of Changes in Net Assets

	Janus Aspen
	Forty
	Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2014	2013(1)

Operations:
Net investment income/(loss)	$(305,731)	$1,676,872
Net realized gain on investments	109,813,982	311,909,801
Change in unrealized net appreciation/depreciation	(112,437,409)	(50,019,249)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(2,929,158)	263,567,424
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(503,982)	(3,544,826)
Service Shares	(154,665)	(2,838,756)
Net Realized Gain from Investment Transactions*
Institutional Shares	(93,285,383)	–
Service Shares	(152,735,352)	–
Net Decrease from Dividends and Distributions to Shareholders	(246,679,382)	(6,383,582)
Capital Share Transactions:
Shares Sold
Institutional Shares	10,553,473	40,696,153
Service Shares	14,543,321	32,866,372
Reinvested Dividends and Distributions
Institutional Shares	93,789,365	3,544,826
Service Shares	152,890,017	2,838,756
Shares Repurchased
Institutional Shares	(57,717,727)	(305,138,229)
Service Shares	(45,932,988)	(108,967,925)
Net Increase/(Decrease) from Capital Share Transactions	168,125,461	(334,160,047)
Net Decrease in Net Assets	(81,483,079)	(76,976,205)
Net Assets:
Beginning of period	882,399,730	959,375,935
End of period	$800,916,651	$882,399,730

Undistributed Net Investment Income/(Loss)*	$(321,305)	$643,073

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

See Notes to Financial Statements.

Janus Aspen Series | 11

Financial Highlights

Institutional Shares

For a share outstanding during the period ended June 30,	Janus Aspen Forty Portfolio
2014 (unaudited) and each year ended December 31	2014	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$53.34	$40.95	$33.22	$35.74	$33.61	$22.97
Income from Investment Operations:
Net investment income	0.02(1)	0.38	0.47	0.23	0.19	0.08
Net gain/(loss) on investments (both realized and unrealized)	(0.22)	12.34	7.54	(2.62)	2.06	10.57
Total from Investment Operations	(0.20)	12.72	8.01	(2.39)	2.25	10.65
Less Distributions and Other:
Dividends (from net investment income)*	(0.09)	(0.33)	(0.28)	(0.13)	(0.12)	–(2)
Distributions (from capital gains)*	(16.09)	–	–	–	–	–
Return of capital	–	–	–	–	–	(0.01)
Total Distributions and Other	(16.18)	(0.33)	(0.28)	(0.13)	(0.12)	(0.01)
Net Asset Value, End of Period	$36.96	$53.34	$40.95	$33.22	$35.74	$33.61
Total Return**	(0.21)%	31.23%	24.16%	(6.69)%	6.72%	46.38%
Net Assets, End of Period (in thousands)	$307,440	$355,429	$488,374	$459,459	$567,322	$582,511
Average Net Assets for the Period (in thousands)	$320,927	$491,231	$512,799	$518,818	$553,994	$482,572
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.57%	0.55%	0.55%	0.70%	0.67%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.57%	0.55%	0.55%	0.70%	0.67%	0.68%
Ratio of Net Investment Income to Average Net Assets***	0.07%	0.31%	1.03%	0.56%	0.52%	0.05%
Portfolio Turnover Rate	29%	61%	10%	46%	36%	32%

Service Shares

For a share outstanding during the period ended June 30,	Janus Aspen Forty Portfolio
2014 (unaudited) and each year ended December 31	2014	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$52.40	$40.28	$32.72	$35.24	$33.17	$22.73
Income from Investment Operations:
Net investment income/(loss)	(0.04)(1)	–(2)	0.31	0.09	0.07	–(2)
Net gain/(loss) on investments (both realized and unrealized)	(0.22)	12.38	7.47	(2.52)	2.08	10.44
Total from Investment Operations	(0.26)	12.38	7.78	(2.43)	2.15	10.44
Less Distributions and Other:
Dividends (from net investment income)*	(0.02)	(0.26)	(0.22)	(0.09)	(0.08)	–(2)
Distributions (from capital gains)*	(16.09)	–	–	–	–	–
Return of capital	–	–	–	–	–	–(2)
Total Distributions and Other	(16.11)	(0.26)	(0.22)	(0.09)	(0.08)	–
Net Asset Value, End of Period	$36.03	$52.40	$40.28	$32.72	$35.24	$33.17
Total Return**	(0.33)%	30.89%	23.82%	(6.91)%	6.48%	45.95%
Net Assets, End of Period (in thousands)	$493,476	$526,971	$471,002	$417,408	$532,645	$639,979
Average Net Assets for the Period (in thousands)	$501,084	$486,845	$468,967	$475,743	$567,062	$520,592
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.82%	0.81%	0.80%	0.95%	0.92%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.82%	0.81%	0.80%	0.95%	0.92%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.17)%	0.04%	0.81%	0.31%	0.25%	(0.22)%
Portfolio Turnover Rate	29%	61%	10%	46%	36%	32%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the period.
(2)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

12 | JUNE 30, 2014

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Forty Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as nondiversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Janus Aspen Series | 13

Notes to Financial Statements (unaudited) (continued)

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that

14 | JUNE 30, 2014

reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2014 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by

Janus Aspen Series | 15

Notes to Financial Statements (unaudited) (continued)

governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Forty Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Forty Portfolio	Russell 1000® Growth Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s

16 | JUNE 30, 2014

performance-based fee structure has been in effect for at least 18 months. When the Portfolio’s performance-based fee structure has been in effect for at least 18 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. The Performance Adjustment began January 2012 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of the Portfolio’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) to the Institutional Shares.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the period ended June 30, 2014, the Portfolio recorded a Performance Adjustment of $(517,291).

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2014 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $144,500 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2014.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $18,154 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2014. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2014, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2014 are noted below.

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Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Forty Portfolio	$624,609,539	$172,748,349	$(7,459,771)	$165,288,578

5.	Capital Share Transactions

	Janus Aspen Forty Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2014	2013(1)

Transactions in Portfolio Shares – Institutional Shares
Shares sold	205,214	909,273
Reinvested dividends and distributions	2,552,786	80,463
Shares repurchased	(1,103,819)	(6,252,548)
Net Increase/(Decrease) in Portfolio Shares	1,654,181	(5,262,812)
Shares Outstanding, Beginning of Period	6,663,852	11,926,664
Shares Outstanding, End of Period	8,318,033	6,663,852
Transactions in Portfolio Shares – Service Shares
Shares sold	286,734	726,178
Reinvested dividends and distributions	4,268,286	65,591
Shares repurchased	(916,715)	(2,428,486)
Net Increase/(Decrease) in Portfolio Shares	3,638,305	(1,636,717)
Shares Outstanding, Beginning of Period	10,056,404	11,693,121
Shares Outstanding, End of Period	13,694,709	10,056,404

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

6.	Purchases and Sales of Investment Securities

For the period ended June 30, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Forty Portfolio	$238,696,496	$334,984,726	$–	$–

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2014 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 19

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

20 | JUNE 30, 2014

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited) (continued)

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

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•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Aspen Series | 23

Additional Information (unaudited) (continued)

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

24 | JUNE 30, 2014

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

Janus Aspen Series | 25

Additional Information (unaudited) (continued)

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

26 | JUNE 30, 2014

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited) (continued)

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

28 | JUNE 30, 2014

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

Janus Aspen Series | 29

Additional Information (unaudited) (continued)

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

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Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2014. As the investing environment changes, so could opinions. These views are unique and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

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Useful Information About Your Portfolio Report (unaudited) (continued)

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio.

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Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0814-70660	109-24-81115 08-14

semiannual report
June 30, 2014

Janus Aspen Series

Janus Aspen Global Allocation Portfolio – Moderate

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Janus Aspen Global Allocation Portfolio - Moderate (unaudited)

PORTFOLIO SNAPSHOT
Broad global diversification allows flexibility to capture the best performing asset classes regardless of geographies. In addition, we seek to dampen the portfolio’s overall volatility through the use of alternatives. This coupled with access to Janus Capital Group’s innovative investment expertise and solutions should provide superior risk-adjusted returns over the long term.
Enrique Chang co-portfolio manager	Dan Scherman co-portfolio manager

PERFORMANCE OVERVIEW

Janus Aspen Global Allocation Portfolio – Moderate’s Institutional Shares and Service Shares returned 5.35% and 5.22%, respectively, for the six-month period ended June 30, 2014. This compares with a return of 6.18% for its primary benchmark, the MSCI All Country World Index, and a 5.73% return for its secondary benchmark, the Global Moderate Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (60%) and the Barclays Global Aggregate Bond Index (40%).

MARKET ENVIRONMENT

The global economy continued its long, slow recovery during the period, led modestly by the U.S., which appeared to overcome a winter weather-impaired first quarter with improving economic metrics. Europe’s economy, meanwhile, remained fragile but positive. Equity and fixed income markets responded well to the European Central Bank’s move to negative real interest rates in an effort to combat deflation, weak sentiment and soft manufacturing data in the euro zone. Geopolitical events also remained at the forefront, led by sectarian conflict in Iraq that contributed to a spike in oil prices. There also appeared to be growing investor concerns that the long-lasting equity rally can’t persist, although markets moved higher almost universally. Emerging markets rebounded from relative weakness to developed markets, led by India, where the landslide election victory of a pro-business party prompted hopes for economic progress. A rebound in emerging market currencies, which benefited from easing global liquidity, also helped fuel the gains. Meanwhile, fixed income markets performed well as 10-year and 30-year Treasury yields fell during the period.

PERFORMANCE DISCUSSION

Janus Aspen Global Allocation Portfolio – Moderate invests across a broad set of Janus, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 45% to 65% equity investments, 30% to 45% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Portfolio is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk.

The Portfolio’s exposure to fixed income and alternatives contributed to its underperformance relative to its primary benchmark. Individual detractors were led by Janus Diversified Alternatives Fund, Janus Forty Fund and Janus Twenty Fund. Contributors were led by Janus Global Bond Fund, INTECH U.S. Value Fund and Janus International Equity Fund. The latter three benefited in part from their large position sizes.

OUTLOOK

We are concerned about the resilience and duration of the equity markets’ rally, but we are also eyeing fixed income positioning in anticipation of a less benign interest rate environment. We believe a moderate underweight to fixed income is appropriate at this time.

Eventually, we anticipate inflation will return and interest rates will rise, causing bonds to fall. Equity market volatility is also likely to return at some point. If both happen simultaneously, it would be a difficult environment for even an asset diversified portfolio such as ours. Therefore, non-correlated assets, such as the Janus Diversified Alternatives Fund among others, could play an increased role.

Thank you for investing in Janus Aspen Global Allocation Portfolio – Moderate.

Janus Aspen Series | 1

Janus Aspen Global Allocation Portfolio - Moderate (unaudited)

Janus Aspen Global Allocation Portfolio – Moderate (% of Net Assets)

As of June 30, 2014

Janus Global Bond Fund – Class N Shares	26.9%
Janus International Equity Fund – Class N Shares	12.5
INTECH U.S. Value Fund – Class I Shares	8.2
Janus Diversified Alternatives Fund – Class N Shares	7.7
INTECH International Fund – Class I Shares	7.6
Perkins Large Cap Value Fund – Class N Shares	5.2
INTECH U.S. Growth Fund – Class I Shares	4.2
Janus Overseas Fund – Class N Shares	4.0
Janus Short-Term Bond Fund – Class N Shares	3.8
Janus Aspen Global Research Portfolio – Institutional Shares	3.2
Janus Global Real Estate Fund – Class I Shares	2.8
Janus Global Select Fund – Class I Shares	2.3
Janus Emerging Markets Fund – Class I Shares	2.2
Janus Triton Fund – Class N Shares	2.2
Perkins Small Cap Value Fund – Class N Shares	2.1
Janus Fund – Class N Shares	1.5
Janus Forty Fund – Class N Shares	1.4
Janus Twenty Fund – Class D Shares	1.3
Janus Contrarian Fund – Class I Shares	1.1
Janus Asia Equity Fund – Class I Shares	0.3

Janus Aspen Global Allocation Portfolio - Moderate At A Glance

Asset Allocation – (% of Net Assets)
As of June 30, 2014

*Includes Cash and Other of (0.5)%.

2 | JUNE 30, 2014

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014				Expense Ratios – per the May 1, 2014 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Global Allocation Portfolio – Moderate – Institutional Shares	5.35%	16.79%	12.41%	3.73%	1.05%

Janus Aspen Global Allocation Portfolio – Moderate – Service Shares	5.22%	16.55%	12.26%	3.23%	1.22%

MSCI All Country World IndexSM	6.18%	22.95%	14.56%

Global Moderate Allocation Index	5.73%	16.59%	9.35%

Morningstar Quartile – Institutional Shares	–	2nd	1st

Morningstar Ranking – based on total returns for World Allocation Funds	–	182/496	50/372

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through May 1, 2015.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, portfolio holdings and other details.

Performance of the Janus Global Allocation Portfolio depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Until three years from inception, Janus Capital may recover expenses previously waived or reimbursed if the expense ratio falls below certain limits.

See important disclosures on the next page.

Janus Aspen Series | 3

Janus Aspen Global Allocation Portfolio - Moderate (unaudited)

Returns shown do not represent actual returns since they do not include insurance charges. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

Effective January 17, 2014, Enrique Chang and Dan Scherman are Co-Portfolio Managers of the Portfolio.

*	The Portfolio’s inception date – August 31, 2011

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)††

Institutional Shares	$1,000.00	$1,053.50	$2.04	$1,000.00	$1,022.81	$2.01	0.40%

Service Shares	$1,000.00	$1,052.20	$2.85	$1,000.00	$1,022.02	$2.81	0.56%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.
††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Portfolio invests.

4 | JUNE 30, 2014

Janus Aspen Global Allocation Portfolio – Moderate

Schedule of Investments (unaudited)

As of June 30, 2014

Shares		Value

Mutual Funds£ – 100.5%
Alternative Funds – 10.5%
90,415	Janus Diversified Alternatives Fund* - Class N Shares	$892,392
28,751	Janus Global Real Estate Fund – Class I Shares	328,909

		1,221,301
Equity Funds – 59.3%
91,211	INTECH International Fund* – Class I Shares	878,361
23,363	INTECH U.S. Growth Fund* – Class I Shares	491,315
71,407	INTECH U.S. Value Fund* – Class I Shares	946,138
3,231	Janus Asia Equity Fund* – Class I Shares	32,144
8,953	Janus Aspen Global Research Portfolio – Institutional Shares	367,260
5,753	Janus Contrarian Fund* – Class I Shares	132,444
28,209	Janus Emerging Markets Fund* – Class I Shares	254,164
3,866	Janus Forty Fund* – Class N Shares	159,902
4,080	Janus Fund* – Class N Shares	175,401
19,770	Janus Global Select Fund* – Class I Shares	266,301
101,528	Janus International Equity Fund* – Class N Shares	1,451,853
11,954	Janus Overseas Fund* – Class N Shares	461,436
10,287	Janus Triton Fund* – Class N Shares	251,941
2,296	Janus Twenty Fund* – Class D Shares	149,023
35,516	Perkins Large Cap Value Fund* – Class N Shares	598,447
8,960	Perkins Small Cap Value Fund* – Class N Shares	242,714

		6,858,844
Fixed Income Funds – 30.7%
293,088	Janus Global Bond Fund – Class N Shares	3,106,734
143,526	Janus Short-Term Bond Fund – Class N Shares	440,626

		3,547,360

Total Investments (total cost $10,790,491) – 100.5%		11,627,505

Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(58,210)

Net Assets – 100%		$11,569,295

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 5

Notes to Schedule of Investments and Other Information (unaudited)

Barclays Global Aggregate Bond Index	Provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality and maturity.

Global Moderate Allocation Index	An internally calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and Barclays Global Aggregate Bond Index (40%).

MSCI All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

*	Non-income producing security.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2014. Unless otherwise indicated, all information in the table is for the period ended June 30, 2014..

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/13	Purchases	Sales	at 6/30/14	Gain/(Loss)	Income	at 6/30/14

Janus Aspen Global Allocation Portfolio – Moderate
INTECH International Fund- Class I Shares	85,176	15,870	(9,835)	91,211	$8,293	$–	$878,361
INTECH U.S. Growth Fund – Class I Shares	21,345	3,667	(1,649)	23,363	1,803	–	491,315
INTECH U.S. Value Fund – Class I Shares	64,536	12,532	(5,661)	71,407	(8,933)	–	946,138
Janus Asia Equity Fund – Class I Shares	–	3,617	(386)	3,231	–	–	32,144
Janus Aspen Global Research Portfolio – Institutional Shares	8,018	1,653	(718)	8,953	315	2,481	367,260
Janus Contrarian Fund – Class I Shares	5,228	956	(431)	5,753	233	–	132,444
Janus Diversified Alternatives Fund – Class N Shares	81,360	19,343	(10,288)	90,415	(3,138)	–	892,392
Janus Emerging Market Fund – Class I Shares	21,840	9,078	(2,709)	28,209	(1,382)	–	254,164
Janus Forty Fund – Class N Shares	2,688	1,642	(464)	3,866	(3,734)	–	159,902
Janus Fund – Class N Shares	3,799	512	(231)	4,080	437	–	175,401
Janus Global Bond Fund – Class N Shares	262,060	61,135	(30,107)	293,088	(3,115)	42,156	3,106,734
Janus Global Real Estate Fund – Class I Shares	22,114	9,284	(2,647)	28,751	(969)	1,155	328,909
Janus Global Select Fund – Class I Shares	17,391	3,853	(1,474)	19,770	153	–	266,301
Janus International Equity Fund – Class N Shares	90,886	18,969	(8,327)	101,528	3,894	–	1,451,853
Janus Overseas Fund – Class N Shares	11,243	2,083	(1,372)	11,954	(3,032)	–	461,436
Janus Short-Term Bond Fund – Class N Shares	126,183	35,165	(17,822)	143,526	(151)	1,643	440,626
Janus Triton Fund – Class N Shares	9,297	1,795	(805)	10,287	(171)	–	251,941
Janus Twenty Fund – Class D Shares	2,510	334	(548)	2,296	(6,085)	–	149,023
Perkins Large Cap Value Fund – Class N Shares	31,829	6,343	(2,656)	35,516	(2,878)	–	598,447
Perkins Small Cap Value Fund – Class N Shares	8,068	1,625	(733)	8,960	(359)	–	242,714

					$(18,819)	$47,435	$11,627,505

6 | JUNE 30, 2014

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Global Allocation Portfolio – Moderate
Assets
Investments in Securities:
Mutual Funds
Alternative Funds	$1,221,301	$–	$–
Equity Funds	6,858,844	–	–
Fixed Income Funds	3,547,360	–	–

Total Assets	$11,627,505	$–	$–

Janus Aspen Series | 7

Statement of Assets and Liabilities

Janus Aspen Global
Allocation Portfolio -
As of June 30, 2014 (unaudited)	Moderate

Assets:
Investments at cost	$10,790,491
Affiliated investments at value	11,627,505
Non-interested Trustees’ deferred compensation	235
Receivables:
Investments sold	7,069
Portfolio shares sold	11,432
Dividends from affiliates	9,324
Due from adviser	4,178
Total Assets	11,659,743
Liabilities:
Payables:
Investments purchased	9,324
Portfolio shares repurchased	19,764
Advisory fees	468
Fund administration fees	94
Internal servicing cost	2
Distribution fees and shareholder servicing fees	2,307
Non-interested Trustees’ fees and expenses	74
Non-interested Trustees’ deferred compensation fees	235
Accrued expenses and other payables	58,180
Total Liabilities	90,448
Net Assets	$11,569,295
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$10,747,507
Undistributed net investment income*	10,825
Undistributed net realized loss from investment and foreign currency transactions*	(26,095)
Unrealized net appreciation of investments and non-interested Trustees’ deferred compensation	837,058
Total Net Assets	$11,569,295
Net Assets - Institutional Shares	$174,123
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	13,746
Net Asset Value Per Share	$12.67
Net Assets - Service Shares	$11,395,172
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	899,168
Net Asset Value Per Share	$12.67

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

8 | JUNE 30, 2014

Statement of Operations

Janus Aspen Global
Allocation Portfolio -
For the period ended June 30, 2014 (unaudited)	Moderate

Investment Income:
Dividends from affiliates	$47,435
Total Investment Income	47,435
Expenses:
Advisory fees	2,586
Internal servicing expense - Service Shares	13
Shareholder reports expense	25,514
Transfer agent fees and expenses	388
Registration fees	1,762
Professional fees	19,937
Non-interested Trustees’ fees and expenses	195
Fund administration fees	445
Distribution fees and shareholder servicing fees - Service Shares	12,723
Other expenses	3,075
Total Expenses	66,638
Less: Excess Expense Reimbursement	(37,892)
Net Expenses after Waivers and Expense Offsets	28,746
Net Investment Income	18,689
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	(18,819)
Capital gain distributions from Underlying Funds	1,834
Total Net Realized Loss on Investments	(16,985)
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	556,967
Total Change in Unrealized Net Appreciation/Depreciation	556,967
Net Increase in Net Assets Resulting from Operations	$558,671

See Notes to Financial Statements.

Janus Aspen Series | 9

Statements of Changes in Net Assets

	Janus Aspen
	Global Allocation
	Portfolio - Moderate
For the period ended June 30 (unaudited) and the year ended December 31	2014	2013(1)

Operations:
Net investment income	$18,689	$126,324
Net realized gain/(loss) from investments in affiliates	(16,985)	311,221
Change in unrealized net appreciation/depreciation	556,967	249,045
Net Increase in Net Assets Resulting from Operations	558,671	686,590
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(326)	(2,569)
Service Shares	(16,356)	(115,173)
Net Realized Gain from Investment Transactions*
Institutional Shares	(3,121)	(2,087)
Service Shares	(204,349)	(115,262)
Net Decrease from Dividends and Distributions to Shareholders	(224,152)	(235,091)
Capital Share Transactions:
Shares Sold
Service Shares	2,064,741	9,181,213
Reinvested Dividends and Distributions
Institutional Shares	3,447	4,656
Service Shares	220,705	230,435
Shares Repurchased
Service Shares	(913,253)	(756,133)
Net Increase from Capital Share Transactions	1,375,640	8,660,171
Net Increase in Net Assets	1,710,159	9,111,670
Net Assets:
Beginning of period	9,859,136	747,466
End of period	$11,569,295	$9,859,136

Undistributed Net Investment Income*	$10,825	$8,818

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

See Notes to Financial Statements.

10 | JUNE 30, 2014

Financial Highlights

Institutional Shares

For a share outstanding during the period ended June 30, 2014 (unaudited) and the year	Janus Aspen Global Allocation Portfolio – Moderate
or period ended December 31	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$12.28	$11.00	$9.79	$10.00
Income from Investment Operations:
Net investment income	0.03(2)	0.17	0.20	0.17
Net gain/(loss) on investments (both realized and unrealized)	0.61	1.47	1.32	(0.21)
Total from Investment Operations	0.64	1.64	1.52	(0.04)
Less Distributions:
Dividends (from net investment income)*	(0.02)	(0.20)	(0.18)	(0.17)
Distributions (from capital gains)*	(0.23)	(0.16)	(0.13)	–
Total Distributions	(0.25)	(0.36)	(0.31)	(0.17)
Net Asset Value, End of Period	$12.67	$12.28	$11.00	$9.79
Total Return**	5.26%	14.90%	15.63%	(0.38)%
Net Assets, End of Period (in thousands)	$174	$165	$144	$125
Average Net Assets for the Period (in thousands)	$167	$154	$137	$123
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	1.14%	2.92%	24.54%	69.84%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.40%	0.49%	0.60%	1.00%
Ratio of Net Investment Income to Average Net Assets***	0.51%	1.45%	1.87%	5.27%
Portfolio Turnover Rate	10%	68%	42%	7%

Service Shares

For a share outstanding during the period ended June 30, 2014 (unaudited) and the year	Janus Aspen Global Allocation Portfolio – Moderate
or period ended December 31	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$12.28	$10.98	$9.79	$10.00
Income from Investment Operations:
Net investment income	0.02(2)	0.16	0.17	0.17
Net gain/(loss) on investments (both realized and unrealized)	0.62	1.45	1.33	(0.21)
Total from Investment Operations	0.64	1.61	1.50	(0.04)
Less Distributions:
Dividends (from net investment income)*	(0.02)	(0.15)	(0.18)	(0.17)
Distributions (from capital gains)*	(0.23)	(0.16)	(0.13)	–
Total Distributions	(0.25)	(0.31)	(0.31)	(0.17)
Net Asset Value, End of Period	$12.67	$12.28	$10.98	$9.79
Total Return**	5.22%	14.69%	15.44%	(0.38)%
Net Assets, End of Period (in thousands)	$11,395	$9,694	$603	$124
Average Net Assets for the Period (in thousands)	$10,316	$4,800	$316	$123
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	1.28%	2.42%	26.76%	70.08%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.56%	0.66%	0.73%	1.00%(4)
Ratio of Net Investment Income to Average Net Assets***	0.36%	2.58%	2.78%	5.28%
Portfolio Turnover Rate	10%	68%	42%	7%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 31, 2011 (inception date) through December 31, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the period.
(3)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Portfolio invests.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would be 1.25% without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Aspen Series | 11

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Global Allocation Portfolio – Moderate (the “Portfolio”) is a series fund. The Portfolio operates as a “fund of funds,” meaning substantially all of the Portfolio’s assets will be invested in other Janus funds (the “underlying funds”). The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Underlying Funds
The Portfolio invests in a variety of underlying funds to pursue its target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Portfolio has a target allocation, which is how the Portfolio’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Portfolio’s asset class allocations generally will vary over short-term periods. The Portfolio’s long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Portfolio’s and underlying funds’ prospectuses. The Trustees of the underlying Janus funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to fund shareholders.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
The Portfolio’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Portfolio invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the underlying funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances

12 | JUNE 30, 2014

in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The underlying funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income of the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Additionally, the Portfolio, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would

Janus Aspen Series | 13

Notes to Financial Statements (unaudited) (continued)

use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

The Portfolio classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year except that the Portfolio now classifies each of its investments in underlying funds as Level 1. Previously, the Portfolio classified each of its investments in underlying funds as Level 2.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2014 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Transfers Out
of Level 2
Portfolio	to Level 1

Janus Aspen Global Allocation Portfolio - Moderate	$9,893,950

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average	Investment
	Daily Net	Advisory
	Assets	Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Global Allocation Portfolio - Moderate	All Asset Levels	0.05

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that

14 | JUNE 30, 2014

the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees (applicable to Service Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate noted below. Janus Capital has agreed to continue the waiver until at least May 1, 2015. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Expense
Portfolio	Limit (%)

Janus Aspen Global Allocation Portfolio - Moderate	0.14(1)

(1)	Effective May 1, 2014, the expense limit decreased from 0.39% to 0.14%.

For a period of three years subsequent to the Portfolio’s commencement of operations, Janus Capital may recover from the Portfolio fees and expenses previously waived or reimbursed, which could be then considered a deferral, if the Portfolio’s expense ratio, including recovered expenses, fails below the expense limit. The recoupment for such reimbursement expires August 31, 2014. For the period ended June 30, 2014, total reimbursement by Janus Capital was $37,892 for the Portfolio. For the period ended June 30, 2014, Janus Capital recovered $0 from the Portfolio. As of June 30, 2014, the aggregate amount of recoupment that may potentially be made to Janus Capital is $298,563.

Effective March 1, 2014, Wilshire Associates Inc. (“Wilshire”), a global investment technology, investment consulting, and investment management firm, no longer acts as a consultant to Janus Capital. Wilshire provided research and advice regarding asset allocation methodologies, which Janus Capital may have used when determining asset class allocations for the Portfolio. For its consulting services, Janus Capital paid Wilshire an annual fee, payable monthly, that was comprised of a combination of an initial program establishment fee, fixed fee, and an asset-based fee.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2014 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $144,500 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2014.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to each Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $18,154 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2014. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

As of June 30, 2014, shares of the Portfolio were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of	% of
	Class	Portfolio
Portfolio	Owned	Owned

Janus Aspen Global Allocation Portfolio - Moderate - Institutional Shares	100%	2%
Janus Aspen Global Allocation Portfolio - Moderate - Service Shares	2	1

Janus Aspen Series | 15

Notes to Financial Statements (unaudited) (continued)

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Global Allocation Portfolio - Moderate	$10,835,106	$807,852	$(15,453)	$792,399

4.	Capital Share Transactions

	Janus Aspen Global
	Allocation Portfolio- Moderate
For the period ended June 30 (unaudited) and the year ended December 31	2014	2013(1)

Transactions in Portfolio Shares – Institutional Shares:
Shares sold	–	–
Reinvested dividends and distributions	273	383
Shares repurchased	–	–
Net Increase/(Decrease) in Portfolio Shares	273	383
Shares Outstanding, Beginning of Period	13,473	13,090
Shares Outstanding, End of Period	13,746	13,473
Transactions in Portfolio Shares – Service Shares:
Shares sold	166,142	778,006
Reinvested dividends and distributions	17,461	18,883
Shares repurchased	(73,527)	(62,764)
Net Increase/(Decrease) in Portfolio Shares	110,076	734,125
Shares Outstanding, Beginning of Period	789,092	54,967
Shares Outstanding, End of Period	899,168	789,092

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

5.	Purchases and Sales of Investment Securities

For the period ended June 30, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Global Allocation Portfolio - Moderate	$2,276,979	$1,077,397	$–	$–

16 | JUNE 30, 2014

6.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2014 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 17

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

18 | JUNE 30, 2014

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Aspen Series | 19

Additional Information (unaudited) (continued)

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

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•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited) (continued)

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

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Additional Information (unaudited) (continued)

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

24 | JUNE 30, 2014

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited) (continued)

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

26 | JUNE 30, 2014

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

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Additional Information (unaudited) (continued)

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

28 | JUNE 30, 2014

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2014. As the investing environment changes, so could opinions. These views are unique and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

Janus Aspen Series | 29

Useful Information About Your Portfolio Report (unaudited) (continued)

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio.

30 | JUNE 30, 2014

Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 31

Notes

32 | JUNE 30, 2014

Notes

Janus Aspen Series | 33

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0814-70954	109-24-81125 08-14

semiannual report
June 30, 2014

Janus Aspen Series

Janus Aspen Global Research Portfolio

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Janus Aspen Global Research Portfolio (unaudited)

PORTFOLIO SNAPSHOT We are bottom-up, fundamental investors. We believe a deep, independent research process and high-conviction investing will deliver exceptional results.	Team-Based Approach Led by Jim Goff, Director of Research

PERFORMANCE OVERVIEW

Janus Aspen Global Research Portfolio’s Institutional Shares and Service Shares returned 5.92% and 5.78%, respectively, over the six-month period ended June 30, 2014, while its primary benchmark, the MSCI World Index, and its secondary benchmark, the MSCI All Country World Index, returned 6.18% and 6.18%, respectively.

MARKET ENVIRONMENT

After recovering from volatility in late March and early April due to selling pressure on momentum stocks and geopolitical tensions between Russia and Ukraine, global equities rebounded to post healthy gains. Among catalysts were an interest rate cut by the European Central Bank and its other measures designed to boost inflation and economic growth in the euro zone. Stronger investor confidence in European peripheral countries was reflected in some of their sovereign bond yields dipping below 3%. Emerging markets also showed notable improvement, led primarily by India, where investors warmed to a pro-business party winning a national election. A spike in oil prices due to a sectarian conflict in Iraq weighed on sentiment briefly, but was later offset by Federal Reserve Chairwoman Janet Yellen’s positive outlook for the U.S. economy. Meanwhile, a strengthening yen and lack of progress on Prime Minister Shinzo Abe’s economic reforms weighed on Japanese stocks.

PERFORMANCE DISCUSSION

Our seven global sector teams employ a bottom-up, fundamental approach to identify what we consider the best global opportunities. Our analysts take a long-term view of companies with a focus on value creation and duration of growth, which lead to high returns on invested capital. The Portfolio directly captures the insights of our teams through their highest-conviction ideas. In building a diversified portfolio, we seek to minimize macroeconomic risks while generating superior performance over longer periods.

Our financial holdings, led lower by Sberbank of Russia and Deutsche Bank, were the most significant relative detractors during the period. Sberbank, Russia’s largest bank, suffered as a proxy for the broader Russian market, which sold off over the Ukraine crisis. We reduced our position, but continued to hold shares based on its historical ability to generate high returns on equity despite the environment and that its stock traded at a significant discount to global peers at period end. We believe the discount should slowly diminish longer term as geopolitical tensions ease.

Deutsche Bank, another detractor, was seen as being exposed to higher litigation costs in the U.S. after French bank BNP Paribas, which is also held in the Portfolio, agreed to an $8.9 billion settlement regarding U.S. sanction violations against Sudan, Iran and other countries. The fact that market expectations for the settlement rose from $1 billion to $8.9 billion within a month indicated the fines were difficult to quantify. Deutsche Bank also traded lower following an unexpected equity issuance. Additionally, trading volumes in its best business segment, fixed income, remained depressed. Despite these concerns, we believe Deutsche Bank’s cost-restructuring efforts will reward shareholders longer term.

Within our U.S. holdings and for the Portfolio overall, Whole Foods Market weighed the most on performance. The natural and organic foods grocery operator declined on disappointing long-term guidance due to increased competitive pressures. We believe Whole Foods will continue to gain market share and will be aggressive in acquiring store sites and consumers from competitors to grow long term, but we recognize that effort will also lead to slower earnings growth over the short-to-intermediate term. We are continuing to analyze the competitive environment to assess whether that will restrict the long-term growth we anticipate for Whole Foods.

Our industrials holdings, led by Canadian Pacific Railway, were our largest relative contributors. Canadian Pacific, the Portfolio’s largest holding, benefited from increased investor appreciation for its ongoing cost improvements under new management. Consistent with our approach, we invested in Canadian Pacific because of management’s focus on improving shareholder returns. The company reported better-than-expected earnings in April despite difficult winter weather conditions and began a stock repurchase program. Management also reaffirmed guidance regardless of the lower volumes in the first quarter. Subsequently, freight volumes increased as the economy recovered from the first quarter slowdown.

Janus Aspen Series | 1

Janus Aspen Global Research Portfolio (unaudited)

Shire led the strong relative performance of our health care holdings. The Ireland-based specialty pharmaceutical firm rebuffed buyout attempts from U.S.-based AbbVie, citing undervaluation, during the period. However, it subsequently accepted a higher bid from AbbVie. We favor Shire for its dominant position in the attention deficit and hyperactivity disorder (ADHD) market as well as its portfolio of drugs for rare diseases.

EOG Resources also aided performance. The exploration and production oil and gas company benefited from a strong earnings report and significantly higher-than-expected production volume. We think the company’s intense focus on finding more oil-directed shale opportunities and ability to recover more oil from its wells will lead to higher value than peers.

OUTLOOK

In what we consider a not-cheap, not-expensive market, stock selection is paramount. Overall, it’s hard to argue for broader multiple expansions or massive shifts in risk tolerance. What we can see, however, is a differentiation at the company level. Today, large-cap multiples are clustered around the average to as great an extent as seen in at least 20 years. If businesses are priced alike but perform differently, investors have the opportunity to make money on the companies that outperform their competitors. That is why we see stock-picking opportunities.

Risk levels are down. Statistics tell us that, but so do headlines. While investors ran for cover when Cyprus twitched in 2013, the conflicts in Iraq and Ukraine hardly slowed the rally. The quarter started with a shift away from momentum stocks and saw downward pressure, but the concern was short-lived and sharpest in the sectors with loftier valuations. With Spanish sovereign debt trading near the levels of U.S. Treasurys, it is clear the market’s euro-obsession is a thing of the past. The sharp re-rating in India following a pro-business election result also shows how a little confidence boosts markets.

As macro concerns in Europe dissipate, the focus turns to which companies can do more with less. Economic growth remains slow in Europe, but businesses there have room to expand margins through efficiency improvements. U.S. margins have recovered from the global financial crisis while European margins lag. Naturally, not all businesses have the ability or determination to drive margin expansion. It is important to pick those that can.

In the global environment of slow but improving economic growth, companies with strong competitive advantages and ones that can create growth internally can do well. Investors are willing to pay more for these businesses, which encourages us, as markets do not seem to be differentiating among companies. The investors we speak of include companies with flush balance sheets looking for major acquisitions.

To us, little says more about the mix of low growth, risk tolerance and company differentiation than the flurry of merger and acquisition transactions this year. Deal levels in the U.S. are up from recent years. While some transactions, especially in health care, reflect an effort to lower tax rates, the buyouts broadly reflect that businesses are more optimistic and willing to spend money to grow. The market is rewarding the acquired and the acquirer. We would expect to see more deals, including more trans-Atlantic acquisitions outside of health care driven by tax planning. It should be a boon to equity markets.

Thank you for your investment in Janus Aspen Global Research Portfolio.

2 | JUNE 30, 2014

(unaudited)

Janus Aspen Global Research Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Shire PLC	0.45%
Canadian Pacific Railway, Ltd.	0.44%
EOG Resources, Inc.	0.34%
AP Moeller – Maersk A/S – Class B	0.32%
Anadarko Petroleum Corp.	0.29%

5 Bottom Performers – Holdings

Contribution

Whole Foods Market, Inc.	–0.30%
Sberbank of Russia (ADR)	–0.21%
Deutsche Bank AG	–0.18%
Koninklijke Vopak NV	–0.17%
ARM Holdings PLC	–0.16%

3 Top Performers – Sectors*

		Portfolio Weighting	MSCI
	Portfolio Contribution	(Average % of Equity)	World IndexSM Weighting

Industrials	1.00%	20.22%	20.30%
Health Care	0.29%	12.38%	12.24%
Consumer	–0.03%	14.26%	14.29%

4 Bottom Performers – Sectors*

		Portfolio Weighting	MSCI
	Portfolio Contribution	(Average % of Equity)	World IndexSM Weighting

Financials	–0.92%	21.16%	21.48%
Technology	–0.34%	9.48%	9.55%
Communications	–0.25%	9.32%	9.27%
Energy	–0.13%	12.92%	12.85%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

Janus Aspen Series | 3

Janus Aspen Global Research Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2014

Canadian Pacific Railway, Ltd. Road & Rail	2.5%
AP Moeller – Maersk A/S – Class B Marine	2.0%
AIA Group, Ltd. Insurance	2.0%
Apple, Inc. Technology Hardware, Storage & Peripherals	1.9%
Enterprise Products Partners LP Oil, Gas & Consumable Fuels	1.5%

9.9%

Asset Allocation – (% of Net Assets)
As of June 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2014

As of December 31, 2013

4 | JUNE 30, 2014

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014						Expense Ratios – per the May 1, 2014 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Global Research Portfolio – Institutional Shares	5.92%	25.06%	14.54%	6.33%	8.60%	0.53%

Janus Aspen Global Research Portfolio – Service Shares	5.78%	24.75%	14.25%	6.06%	8.32%	0.78%

MSCI World IndexSM	6.18%	24.05%	14.99%	7.25%	7.12%

MSCI All Country World IndexSM	6.18%	22.95%	14.28%	7.46%	N/A**

Morningstar Quartile – Institutional Shares	–	2nd	3rd	4th	3rd

Morningstar Ranking – based on total returns for World Stock Funds	–	290/1,127	432/777	376/480	107/202

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2014 Morningstar, Inc. All Rights Reserved.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Global Research Portfolio (unaudited)

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – September 13, 1993
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Institutional Shares	$1,000.00	$1,059.20	$2.76	$1,000.00	$1,022.12	$2.71	0.54%

Service Shares	$1,000.00	$1,057.80	$4.03	$1,000.00	$1,020.88	$3.96	0.79%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6 | JUNE 30, 2014

Janus Aspen Global Research Portfolio

Schedule of Investments (unaudited)

As of June 30, 2014

Shares		Value

Common Stock – 98.6%
Aerospace & Defense – 0.8%
26,622	Precision Castparts Corp.	$6,719,393
Air Freight & Logistics – 0.8%
40,174	Panalpina Welttransport Holding AG	6,361,865
Airlines – 0.9%
169,752	United Continental Holdings, Inc.*	6,971,715
Auto Components – 1.4%
391,000	NGK Spark Plug Co., Ltd.	11,032,461
Automobiles – 1.4%
21,965	Hyundai Motor Co.	4,982,670
145,363	Maruti Suzuki India, Ltd.	5,896,097

		10,878,767
Beverages – 2.6%
105,115	PepsiCo, Inc.	9,390,974
26,466	Pernod Ricard SA	3,178,022
148,055	SABMiller PLC	8,583,486

		21,152,482
Biotechnology – 4.1%
16,877	Biogen Idec, Inc.*	5,321,487
78,760	Celgene Corp.*	6,763,909
103,666	Gilead Sciences, Inc.*	8,594,948
57,787	Medivation, Inc.*	4,454,222
128,760	NPS Pharmaceuticals, Inc.*	4,255,518
43,564	Pharmacyclics, Inc.*	3,908,126

		33,298,210
Capital Markets – 3.6%
286,287	Blackstone Group LP	9,573,437
145,219	Deutsche Bank AG	5,109,061
60,256	T Rowe Price Group, Inc.	5,086,209
497,940	UBS AG	9,137,699

		28,906,406
Chemicals – 2.2%
975,520	Alent PLC	6,112,963
61,323	LyondellBasell Industries NV – Class A	5,988,191
44,540	Monsanto Co.	5,555,919

		17,657,073
Commercial Banks – 6.0%
102,713	BNP Paribas SA	6,967,776
4,081,000	China Construction Bank Corp.	3,085,683
131,518	Citigroup, Inc.	6,194,498
797,588	HSBC Holdings PLC	8,092,026
114,867	JPMorgan Chase & Co.	6,618,637
215,185	Sberbank of Russia (ADR)	2,179,824
1,892,500	Seven Bank, Ltd.	7,735,166
313,478	Turkiye Halk Bankasi A/S	2,352,972
120,165	U.S. Bancorp	5,205,548

		48,432,130
Commercial Services & Supplies – 0.5%
80,669	Tyco International, Ltd. (U.S. Shares)	3,678,506
Communications Equipment – 1.6%
148,289	CommScope Holding Co., Inc.*	3,429,925
48,392	Motorola Solutions, Inc.	3,221,455
494,596	Telefonaktiebolaget LM Ericsson – Class B	5,979,194

		12,630,574
Consumer Finance – 0.7%
63,185	American Express Co.	5,994,361
Containers & Packaging – 1.0%
161,990	Crown Holdings, Inc.*	8,060,622
Diversified Financial Services – 1.5%
509,838	ING Groep NV*	7,162,234
25,640	IntercontinentalExchange Group, Inc.	4,843,396

		12,005,630
Electric Utilities – 0.6%
124,423	Brookfield Infrastructure Partners LP	5,190,928
Electrical Equipment – 0.9%
156,178	Sensata Technologies Holding NV*	7,306,007
Electronic Equipment, Instruments & Components – 2.2%
22,366	Amphenol Corp. – Class A	2,154,740
25,600	Keyence Corp.	11,169,829
74,252	TE Connectivity, Ltd. (U.S. Shares)	4,591,744

		17,916,313
Energy Equipment & Services – 2.8%
41,218	Core Laboratories NV	6,885,879
56,040	Helmerich & Payne, Inc.	6,506,805
52,012	National Oilwell Varco, Inc.	4,283,188
231,760	Petrofac, Ltd.	4,770,911

		22,446,783
Food & Staples Retailing – 1.5%
140,044	Kroger Co.	6,922,375
122,316	Whole Foods Market, Inc.	4,725,067

		11,647,442
Food Products – 1.5%
40,862	Hershey Co.	3,978,733
107,709	Nestle SA	8,346,050

		12,324,783
Health Care Equipment & Supplies – 0.7%
53,863	Zimmer Holdings, Inc.	5,594,211
Health Care Providers & Services – 2.6%
68,923	Aetna, Inc.	5,588,277
89,400	Catamaran Corp. (U.S. Shares)*	3,947,904
82,146	Express Scripts Holding Co.*	5,695,182
88,594	Omnicare, Inc.	5,897,703

		21,129,066
Hotels, Restaurants & Leisure – 0.8%
1,188,963	Bwin.Party Digital Entertainment PLC	1,954,173
53,216	Starbucks Corp.	4,117,854

		6,072,027
Household Durables – 0.2%
112,000	Sony Corp.	1,859,848
Household Products – 1.1%
133,016	Colgate-Palmolive Co.	9,069,031
Industrial Conglomerates – 0.5%
52,077	Danaher Corp.	4,100,022
Information Technology Services – 2.3%
84,349	Amdocs, Ltd. (U.S. Shares)	3,907,889
121,792	MasterCard, Inc. – Class A	8,948,058
25,969	Visa, Inc. – Class A	5,471,928

		18,327,875

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Janus Aspen Global Research Portfolio

Schedule of Investments (unaudited)

As of June 30, 2014

Shares		Value

Insurance – 3.8%
3,173,200	AIA Group, Ltd.	$15,947,477
67,761	Aon PLC	6,104,589
382,356	Prudential PLC	8,773,925

		30,825,991
Internet & Catalog Retail – 1.4%
8,943	Amazon.com, Inc.*	2,904,508
3,231	Priceline Group, Inc.*	3,886,893
335,300	Rakuten, Inc.	4,333,179

		11,124,580
Internet Software & Services – 2.2%
32,943	eBay, Inc.*	1,649,127
33,526	Facebook, Inc. – Class A*	2,255,964
9,440	Google, Inc. – Class A*	5,519,285
9,440	Google, Inc. – Class C*	5,430,643
106,793	Youku Tudou, Inc. (ADR)*	2,548,081

		17,403,100
Leisure Products – 0.4%
84,429	Mattel, Inc.	3,290,198
Machinery – 0.5%
45,339	Dover Corp.	4,123,582
Marine – 2.0%
6,550	AP Moeller – Maersk A/S – Class B	16,277,850
Media – 3.6%
64,798	CBS Corp. – Class B	4,026,548
113,674	Comcast Corp. – Class A	6,102,020
76,299	Liberty Global PLC*	3,228,211
42,282	Liberty Global PLC – Class A*	1,869,710
17,430	Time Warner Cable, Inc.	2,567,439
175,299	Twenty-First Century Fox, Inc. – Class A	6,161,760
58,462	Walt Disney Co.	5,012,532

		28,968,220
Metals & Mining – 0.7%
183,905	ThyssenKrupp AG	5,360,906
Oil, Gas & Consumable Fuels – 10.8%
68,376	Anadarko Petroleum Corp.	7,485,121
218,642	EnCana Corp. (U.S. Shares)	5,184,002
151,542	Enterprise Products Partners LP	11,864,223
57,824	EOG Resources, Inc.	6,757,313
363,300	Inpex Corp.	5,523,566
78,593	Keyera Corp.	5,790,792
144,984	Koninklijke Vopak NV	7,086,915
147,423	MEG Energy Corp.*	5,373,775
105,835	Noble Energy, Inc.†	8,197,979
98,522	Phillips 66	7,924,124
131,333	Royal Dutch Shell PLC (ADR)	10,817,899
91,806	Valero Energy Corp.	4,599,481

		86,605,190
Pharmaceuticals – 4.8%
75,193	AstraZeneca PLC (ADR)	5,587,592
77,785	Endo International PLC*	5,446,506
30,665	Jazz Pharmaceuticals PLC*	4,508,061
24,300	Roche Holding AG	7,249,436
77,801	Shire PLC	6,084,132
77,288	Teva Pharmaceutical Industries, Ltd. (ADR)	4,051,437
42,485	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	5,358,208

		38,285,372
Professional Services – 0.8%
17,167	IHS, Inc. – Class A*	2,329,047
73,318	Verisk Analytics, Inc. – Class A*	4,400,546

		6,729,593
Real Estate Investment Trusts (REITs) – 1.7%
64,174	American Tower Corp.	5,774,377
211,807	Lexington Realty Trust	2,331,995
28,241	Simon Property Group, Inc.	4,695,913
16,468	Ventas, Inc.	1,055,599

		13,857,884
Real Estate Management & Development – 2.0%
137,687	Brookfield Asset Management, Inc. – Class A (U.S. Shares)	6,060,982
45,382	Jones Lang LaSalle, Inc.	5,735,831
182,000	Mitsubishi Estate Co., Ltd.	4,493,849

		16,290,662
Road & Rail – 2.9%
109,087	Canadian Pacific Railway, Ltd.	19,765,309
33,512	Kansas City Southern	3,602,875

		23,368,184
Semiconductor & Semiconductor Equipment – 2.5%
533,262	ARM Holdings PLC	8,039,217
417,097	Atmel Corp.*	3,908,199
1,727	Samsung Electronics Co., Ltd.	2,256,691
1,371,000	Taiwan Semiconductor Manufacturing Co., Ltd.	5,808,933

		20,013,040
Software – 2.2%
156,529	Microsoft Corp.	6,527,259
139,100	Nexon Co., Ltd.	1,327,966
28,600	Nintendo Co., Ltd.	3,423,586
71,910	Oracle Corp.	2,914,512
53,743	Solera Holdings, Inc.	3,608,843

		17,802,166
Specialty Retail – 2.5%
1,889,000	Chow Tai Fook Jewellery Group, Ltd.	2,885,830
89,925	Lowe’s Cos., Inc.	4,315,501
45,458	PetSmart, Inc.	2,718,388
42,581	Tiffany & Co.	4,268,745
34,922	Ulta Salon Cosmetics & Fragrance, Inc.	3,192,220
40,197	Williams-Sonoma, Inc.	2,885,341

		20,266,025
Technology Hardware, Storage & Peripherals – 1.9%
168,125	Apple, Inc.†	15,623,856
Textiles, Apparel & Luxury Goods – 1.8%
32,686	Cie Financiere Richemont SA	3,430,445
58,399	NIKE, Inc. – Class B	4,528,842
344,861	Prada SpA	2,440,663
1,239,000	Samsonite International SA	4,084,598

		14,484,548

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2014

Schedule of Investments (unaudited)

As of June 30, 2014

Shares		Value

Tobacco – 1.9%
174,536	Imperial Tobacco Group PLC	$7,854,852
213,900	Japan Tobacco, Inc.	7,798,723

		15,653,575
Trading Companies & Distributors – 0.1%
13,003	NOW, Inc.*	470,839
Wireless Telecommunication Services – 1.3%
131,574	T-Mobile U.S., Inc.	4,423,518
3,960,700	Tower Bersama Infrastructure Tbk PT	2,691,738
1,053,842	Vodafone Group PLC	3,516,473

		10,631,729

Total Common Stock (cost $634,503,262)		794,221,621

Preferred Stock – 1.0%
Automobiles – 1.0%
32,760	Volkswagen AG (cost $8,664,789)	8,603,229

Total Investments (total cost $643,168,051) – 99.6%		802,824,850

Cash, Receivables and Other Assets, net of Liabilities – 0.4%		2,870,836

Net Assets – 100%		$805,695,686

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$450,994,680	56.2%
United Kingdom	80,187,649	10.0
Japan	58,698,173	7.3
Canada	51,480,972	6.4
Switzerland	34,525,495	4.3
Hong Kong	22,917,905	2.9
Germany	19,073,196	2.4
Denmark	16,277,850	2.0
Netherlands	14,249,149	1.8
France	10,145,798	1.3
South Korea	7,239,361	0.9
Sweden	5,979,194	0.7
India	5,896,097	0.7
Taiwan	5,808,933	0.7
China	5,633,764	0.7
Israel	4,051,437	0.5
Indonesia	2,691,738	0.3
Italy	2,440,663	0.3
Turkey	2,352,972	0.3
Russia	2,179,824	0.3

Total	$802,824,850	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI World IndexSM	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

LP	Limited Partnership

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2014, is noted below.

Portfolio	Aggregate Value

Janus Aspen Global Research Portfolio	$11,987,072

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2014. Unless otherwise indicated, all information in the table is for the period ended June 30, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/13	Purchases	Sales	at 6/30/14	Gain/(Loss)	Income	at 6/30/14

Janus Aspen Global Research Portfolio
Janus Cash Liquidity Fund LLC	2,815,221	32,253,542	(35,068,763)	–	$–	$633	$–

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Global Research Portfolio
Assets
Investments in Securities:
Common Stock	$794,221,621	$–	$–

Preferred Stock	–	8,603,229	–

Total Assets	$794,221,621	$8,603,229	$–

10 | JUNE 30, 2014

Statement of Assets and Liabilities

Janus Aspen Global
As of June 30, 2014 (unaudited)	Research Portfolio

Assets:
Investments at cost	$643,168,051
Investments at value	$802,824,850
Cash denominated in foreign currency(1)	339,669
Non-interested Trustees’ deferred compensation	16,331
Receivables:
Investments sold	6,010,404
Portfolio shares sold	50,644
Dividends	615,141
Foreign dividend tax reclaim	443,799
Other assets	4,078
Total Assets	810,304,916
Liabilities:
Due to custodian	3,505,928
Payables:
Portfolio shares repurchased	623,911
Advisory fees	344,967
Fund administration fees	6,606
Distribution fees and shareholder servicing fees	43,836
Non-interested Trustees’ fees and expenses	5,689
Non-interested Trustees’ deferred compensation fees	16,331
Accrued expenses and other payables	61,962
Total Liabilities	4,609,230
Net Assets	$805,695,686
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$857,043,810
Undistributed net investment income*	3,848,447
Undistributed net realized loss from investment and foreign currency transactions*	(214,858,955)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	159,662,384
Total Net Assets	$805,695,686
Net Assets - Institutional Shares	$591,275,673
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	14,413,287
Net Asset Value Per Share	$41.02
Net Assets - Service Shares	$214,420,013
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,310,728
Net Asset Value Per Share	$40.37

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Includes cost of $338,757.

See Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Operations

Janus Aspen Global
For the period ended June 30, 2014 (unaudited)	Research Portfolio

Investment Income:
Dividends	$9,286,926
Dividends from affiliates	633
Other Income	35
Foreign tax withheld	(411,579)
Total Investment Income	8,876,015
Expenses:
Advisory fees	1,937,521
Shareholder reports expense	27,907
Transfer agent fees and expenses	987
Registration fees	4,973
Custodian fees	35,106
Professional fees	43,801
Non-interested Trustees’ fees and expenses	12,862
Fund administration fees	31,958
Distribution fees and shareholder servicing fees - Service Shares	254,027
Other expenses	29,628
Total Expenses	2,378,770
Net Expenses after Waivers and Expense Offsets	2,378,770
Net Investment Income	6,497,245
Net Realized Gain on Investments:
Investments and foreign currency transactions	17,429,442
Total Net Realized Gain on Investments	17,429,442
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	21,209,285
Total Change in Unrealized Net Appreciation/Depreciation	21,209,285
Net Increase in Net Assets Resulting from Operations	$45,135,972

See Notes to Financial Statements.

12 | JUNE 30, 2014

Statements of Changes in Net Assets

	Janus Aspen
	Global Research
	Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2014	2013(1)

Operations:
Net investment income	$6,497,245	$6,824,991
Net realized gain on investments	17,429,442	87,686,349
Change in unrealized net appreciation/depreciation	21,209,285	87,964,428
Net Increase in Net Assets Resulting from Operations	45,135,972	182,475,768
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(4,010,290)	(6,621,479)
Service Shares	(1,311,659)	(2,000,333)
Net Realized Gain from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions to Shareholders	(5,321,949)	(8,621,812)
Capital Share Transactions:
Shares Sold
Institutional Shares	4,877,455	11,334,106
Service Shares	13,781,845	30,673,784
Reinvested Dividends and Distributions
Institutional Shares	4,010,290	6,621,479
Service Shares	1,311,659	2,000,333
Shares Repurchased
Institutional Shares	(35,660,683)	(76,458,898)
Service Shares	(13,764,662)	(29,473,782)
Net Decrease from Capital Share Transactions	(25,444,096)	(55,302,978)
Net Increase in Net Assets	14,369,927	118,550,978
Net Assets:
Beginning of period	791,325,759	672,774,781
End of period	$805,695,686	$791,325,759

Undistributed Net Investment Income*	$3,848,447	$2,673,151

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights

Institutional Shares

For a share outstanding during the period ended June 30,	Janus Aspen Global Research Portfolio
2014 (unaudited) and each year ended December 31	2014	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$38.99	$30.74	$25.83	$30.13	$26.18	$19.27
Income from Investment Operations:
Net investment income	0.34(1)	0.38	0.37	0.31	0.20	0.29
Net gain/(loss) on investments (both realized and unrealized)	1.97	8.29	4.79	(4.44)	3.92	6.94
Total from Investment Operations	2.31	8.67	5.16	(4.13)	4.12	7.23
Less Distributions:
Dividends (from net investment income)*	(0.28)	(0.42)	(0.25)	(0.17)	(0.17)	(0.32)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.28)	(0.42)	(0.25)	(0.17)	(0.17)	(0.32)
Net Asset Value, End of Period	$41.02	$38.99	$30.74	$25.83	$30.13	$26.18
Total Return**	5.92%	28.43%	20.08%	(13.74)%	15.83%	37.70%
Net Assets, End of Period (in thousands)	$591,276	$588,619	$516,001	$490,539	$648,827	$639,936
Average Net Assets for the Period (in thousands)	$580,974	$550,131	$505,342	$587,144	$623,284	$558,029
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.54%	0.53%	0.55%	0.70%	0.65%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.54%	0.53%	0.55%	0.70%	0.65%	0.63%
Ratio of Net Investment Income to Average Net Assets***	1.73%	0.99%	1.19%	1.05%	0.76%	1.35%
Portfolio Turnover Rate	17%	101%	56%	88%	86%	206%

Service Shares

For a share outstanding during the period ended June 30,	Janus Aspen Global Research Portfolio
2014 (unaudited) and each year ended December 31	2014	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$38.40	$30.31	$25.51	$29.80	$25.93	$19.10
Income from Investment Operations:
Net investment income	0.28(1)	0.25	0.23	0.19	0.12	0.24
Net gain/(loss) on investments (both realized and unrealized)	1.94	8.22	4.79	(4.34)	3.88	6.87
Total from Investment Operations	2.22	8.47	5.02	(4.15)	4.00	7.11
Less Distributions:
Dividends (from net investment income)*	(0.25)	(0.38)	(0.22)	(0.14)	(0.13)	(0.28)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.25)	(0.38)	(0.22)	(0.14)	(0.13)	(0.28)
Net Asset Value, End of Period	$40.37	$38.40	$30.31	$25.51	$29.80	$25.93
Total Return**	5.78%	28.12%	19.77%	(13.95)%	15.52%	37.40%
Net Assets, End of Period (in thousands)	$214,420	$202,707	$156,774	$140,029	$172,885	$144,294
Average Net Assets for the Period (in thousands)	$206,019	$181,844	$149,451	$165,580	$151,800	$114,103
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.79%	0.78%	0.80%	0.95%	0.90%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.79%	0.78%	0.80%	0.95%	0.90%	0.88%
Ratio of Net Investment Income to Average Net Assets***	1.48%	0.75%	0.94%	0.81%	0.50%	1.08%
Portfolio Turnover Rate	17%	101%	56%	88%	86%	206%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

14 | JUNE 30, 2014

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Global Research Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Janus Aspen Series | 15

Notes to Financial Statements (unaudited) (continued)

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between

16 | JUNE 30, 2014

the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2014 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
The Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities (also known as “A Shares”).

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Global Research Portfolio	0.60

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Global Research Portfolio	MSCI World IndexSM

18 | JUNE 30, 2014

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The Performance Adjustment is based on a rolling 36-month performance measurement period. The Performance Adjustment began February 2007 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of the Portfolio’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) to the Institutional Shares.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the period ended June 30, 2014, the Portfolio recorded a Performance Adjustment of $(391,092).

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2014 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $144,500 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2014.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $18,154 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2014. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2014, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign

20 | JUNE 30, 2014

currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Global Research Portfolio	$644,150,494	$172,567,514	$(13,893,158)	$158,674,356

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2013, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2013

	December 31,	No Expiration		Accumulated
Portfolio	2017	Short-Term	Long-Term	Capital Losses

Janus Aspen Global Research Portfolio	$(232,005,326)	$–	$–	$(232,005,326)

5.	Capital Share Transactions

	Janus Aspen Global Research Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2014	2013(1)

Transactions in Portfolio Shares – Institutional Shares
Shares sold	123,397	329,792
Reinvested dividends and distributions	97,836	194,916
Shares repurchased	(904,294)	(2,213,254)
Net Increase/(Decrease) in Portfolio Shares	(683,061)	(1,688,546)
Shares Outstanding, Beginning of Period	15,096,348	16,784,894
Shares Outstanding, End of Period	14,413,287	15,096,348
Transactions in Portfolio Shares – Service Shares
Shares sold	355,469	904,243
Reinvested dividends and distributions	32,515	59,891
Shares repurchased	(356,433)	(856,826)
Net Increase/(Decrease) in Portfolio Shares	31,551	107,308
Shares Outstanding, Beginning of Period	5,279,177	5,171,869
Shares Outstanding, End of Period	5,310,728	5,279,177

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

6.	Purchases and Sales of Investment Securities

For the period ended June 30, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Global Research Portfolio	$134,151,583	$156,233,562	$–	$–

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2014 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

22 | JUNE 30, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

Janus Aspen Series | 23

Additional Information (unaudited) (continued)

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

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Additional Information (unaudited) (continued)

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited) (continued)

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

28 | JUNE 30, 2014

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

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Additional Information (unaudited) (continued)

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

32 | JUNE 30, 2014

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

Janus Aspen Series | 33

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2014. As the investing environment changes, so could opinions. These views are unique and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

34 | JUNE 30, 2014

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio.

Janus Aspen Series | 35

Useful Information About Your Portfolio Report (unaudited) (continued)

Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

36 | JUNE 30, 2014

Notes

Janus Aspen Series | 37

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0814-70662	109-24-81112 08-14

semiannual report
June 30, 2014

Janus Aspen Series

Janus Aspen Global Technology Portfolio

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Janus Aspen Global Technology Portfolio (unaudited)

PORTFOLIO SNAPSHOT
Our mission is to find companies that benefit from the high pace of change in technology. We believe technology markets are complex, adaptive systems that demonstrate emergent properties and inherently unpredictable changes. We construct a portfolio with special attention to downside risk that seeks to balance resilience and optionality. Combined with deep fundamental industry analysis and thoughtful valuation and scenario analysis we seek to invest in stocks that have the potential to outperform without relying on difficult predictions about the future.
Brinton Johns co-portfolio manager	J. Bradley Slingerlend co-portfolio manager

PERFORMANCE OVERVIEW

During the six months ended June 30, 2014, Janus Aspen Global Technology Portfolio’s Institutional Shares and Service Shares returned 5.09% and 5.00%, respectively. By comparison, the Portfolio’s primary and secondary benchmarks, the S&P 500 Index and the MSCI World Information Technology Index, returned 7.14% and 7.30%, respectively.

INVESTMENT ENVIRONMENT

After a sell-off in some of its highly-valued subsectors in late March and early April, the information technology sector rebounded to outperform broader global indices. Driven by sector heavyweight Apple, the hardware subsector was easily the largest contributor in the period. A well-received earnings report was a key factor in Apple’s strong return. Semiconductors were also important contributors, as they benefited from growing demand, particularly in their auto and industrial markets. With inventories low, production lead times lengthened and pricing firmed. System software was also strong, including gains from giant Microsoft. Data processing, meanwhile, was among subsectors with negative returns. Generally, investors moved away from higher valuation mid-cap and small-cap companies to those with lower valuations, primarily in legacy IT companies.

PERFORMANCE DISCUSSION

Since we believe technology markets are complex, we construct a portfolio with special attention to downside risk that seeks to balance resilience and optionality. We believe our focus on less-volatile stocks than the secondary benchmark’s holdings, and in companies that can benefit from the high pace of change in technology, can provide superior performance longer term.

Our underweight in hardware weighed the most on relative performance, followed by our holdings in semiconductors relative to our secondary benchmark.

Individually, ARM Holdings was our largest detractor. The UK semiconductor intellectual property licensing firm suffered from concerns over the slowing of the high-end smartphone market, its key market segment. ARM has two other markets it is pursuing, embedded systems and networking, but those are small compared to mobile, so it’s unclear if those areas will be sufficient to pick up the slack. The company also reported results that were in line with market expectations, although its income from royalties was somewhat soft. More importantly, the company’s licensing revenue growth, a leading indicator of future royalties, remained strong. Additionally, we think its royalty income will improve later this year based on production forecasts by semiconductor manufacturers. We believe the company will continue to benefit from growth in smartphones and revenue licensing from semiconductor manufacturers.

E-commerce leader Amazon.com also weighed on performance. The stock declined early in the period after management reported quarterly profits and revenue below market estimates and gave relatively modest revenue guidance. Despite the headline numbers, the company had improved returns on invested capital, better international profits and lower capital expenditures, which we think could position it for higher profitability and strong free-cash-flow generation going forward. Later in the period, management lowered its profitability guidance based on continued investment in its various businesses. We added to our position based on our belief that the company’s competitive advantages (including a low overhead cost structure that enables an aggressive pricing structure and faster shipping) will continue to cause consumers to shift an increasing amount of their general merchandise spending toward it.

Janus Aspen Series | 1

Janus Aspen Global Technology Portfolio (unaudited)

MasterCard also detracted from performance after a strong 2013. The global card payment network operator disappointed investors with both its quarterly earnings and net revenue (revenue minus rebates and incentives) coming in below expectations. Management also guided its 2014 revenue near the low end of its longer-term target. We sold our position due to its reduced risk/reward profile.

Our holdings and underweight in IT consulting as well as our underweight in data processing were the most significant contributors to relative performance.

Apple, the Portfolio’s largest holding, was easily the top contributor for the period. The computer and mobile device maker reported good quarterly financial results, with stronger-than-expected iPhone sales offsetting weaker iPad volumes and driving higher margins. Sell-through data we track indicates the iPhone has grown its market share in many key markets, such as the U.S., UK, France, Germany, China and Japan. Apple’s iTunes accounts have also grown significantly over the past year, indicating strength in its ecosystem that we feel could be monetized in the future. Additionally, Apple announced it would significantly increase its stock buyback program. We continue to appreciate the computer and mobile device maker’s growing ecosystem and likely significant upgrades to its popular iPhone, as well as new products and services to drive future growth.

Real estate website operator Zillow was also a top contributor on strong gains during the period. With more people signing up to rent, sell or mortgage properties, Zillow reported a surprise quarterly profit during the period. Because of its network effect, the operator of the most-visited real estate websites in the U.S. continues to gain listings and layer on new businesses. We believe the company has significantly pulled away from its competition, so its future growth prospects remain bright.

Microsoft, another top contributor, benefited after management announced it would launch its Office software on the iPad, which we think could be a significant growth driver. We appreciate that Microsoft is moving to a subscription-based business model and away from licensing its software. We also like the company’s exposure to the cloud through Exchange and Enterprise Office 365. There remain vulnerable parts to Microsoft’s business, but with PCs leveling off we see more upside opportunity than previously.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Portfolio.

OUTLOOK

There is a pause in enterprise IT spending because many architecture decisions are being made as part of the transition from moving on-premises servers to the cloud. We are therefore avoiding infrastructure-related hardware and software companies. However, we think this environment is favorable for mission-critical software companies, such as Oracle and Microsoft, two Top 5 holdings in the Portfolio. We also have considerable confidence in software-as-a-service, cloud-based software companies as likely winners over the next five years, but are awaiting valuations to fall to more attractive levels. Several of those stocks are starting to near levels in which we think initiating positions make sense.

In consumer IT, the Internet of Things (IoT) as an investment theme looks promising longer term, but nearer term it’s difficult to identify actionable ideas that would be direct beneficiaries. Historically, consumer IT has been a hit-driven market. Some products like Nest and Dropcam have sold 500,000 to 1 million units, but we would like to see hundreds of those types of products selling several million units as an indication the market is taking off. In other areas, smartphones continue to demonstrate good growth, although tablet computer sales have continued to disappoint.

While investors are beginning to question the multiyear growth rate and overall market for tablets, PC sales have improved somewhat for semiconductor makers. Handset and data center demand have also been good for the chip stocks. More interesting has been strong demand in the industrial market, particularly autos. Industrials are important because they haven’t had significant orders for three years; they are just now cleaning out inventory and starting to order again. We own semiconductor makers and electronic connector makers that would benefit from a rebound in the industrials market.

With the pace of disruption accelerating, it’s more important than ever to be vigilant and thoughtful about every potential technology investment. In our effort to always become better investors, we like to take a cross-disciplinary approach to thinking.

Here is a question you might not have thought about before: what does investing have to do with standup comedy and magic?

There are a couple characteristics that all three disciplines have in common. To begin with, all of these fields require a passion for perfection. It requires an enormous amount of dedication and focus to constantly learn and hone the art of investing, delivering a knee-slapping, hilarious standup

2 | JUNE 30, 2014

(unaudited)

show, or a mesmerizingly, mind-boggling magic performance. All of these skills require a near obsession in order to transform a passion into an art form. The second thing all three art forms require is presence – the ability to step outside one’s self-centered world and really focus on what matters – a sort of vigilance that is hard to develop, and even harder to perfect. In standup comedy, the comedian must be ever focused on the vibe of the audience, empathically sensing their emotions and reactions in order to work the crowd and involve the audience in the narrative. Magicians must also focus deeply on their subjects and surroundings in order to create a convincing alternative reality. Similarly, investors must be vigilantly focused on every piece of available information in order to construct the proper circumstances for winning long term investments and portfolio construction. All three require an intense observational skill in order to achieve successful performances over and over again.

Standup comedy specifically shares an attribute with investing that we call nonlinear thinking. Comedians, at their core, observe human behavior. In fact, many comics consider themselves “observational” performers. They are constantly on the hunt for patterns and correlations that are not obvious to folks as they go through their everyday life. Then, in pointing out a non-obvious connection between two things that initially seem unrelated or glossed over by conventional wisdom, they create a spark – a spark that turns into a big laugh as the audience says to themselves, “That’s so funny because it’s so true!”

Investors likewise are always trying to connect nonobvious dots – we use the acronym ABCD for “always be connecting dots.” We see the world as a giant puzzle ready to be solved if only we can discern which pieces fit together. Then, when we connect a few seemingly disparate pieces of information, we find insight which informs our investing. The things a standup comedian points out, and the ideas we connect for investment themes are worlds apart, but when we draw those connections they start to become obvious.

Magicians also share a specific attribute with investing – leveraging cognitive bias. Cognitive bias is a term for the way our brains try to trick us. Over time we’ve been wired for simpler worlds – wake up, hunt and gather, secure shelter, and enjoy ourselves. But, the world has become increasingly complex, and our brains have developed impulsive shortcuts that make us believe one thing is true, when in fact something completely different explains the situation. Magicians are the kings at exploiting this misfiring of the brain – they take advantage of vulnerabilities in our ability to accurately perceive the world around us.

Likewise, as investors we fall victim to many biases of impulsive or emotional thinking. For example, we anchor on a prior cost basis, or we over-emphasize recent information above more relevant data points. All of these shortcuts work against superior long-term performance. So while magicians exploit bias, investors must remain vigilant to never be fooled by impulsive thinking.

This comparison of the three seemingly unrelated fields largely comes back to the idea of presence – the hardest thing we do every day is to simply be in the moment, 100% focused with vigilance and attention. This is an obsession that all great investors, standups and magicians are constantly perfecting. If a standup isn’t paying attention all the time, they will miss their next great joke opportunity – and if they fail to follow cues from the audience, they will lose the reaction. If a magician fails to pull off a trick leveraging the brain’s built-in biases, the illusion is revealed and the mystery is lost. The standup and the magician lose their audiences if they lose focus, much like the investor loses long-term performance if they fail to connect dots, avoid cognitive bias, and pay attention. Technology investing is a dynamic environment with a rising pace of change – this creates an even higher burden for presence and the ability to connect unrelated dots. Using these methods, we are able to focus on finding the signal in the noise of data points.

Thank you for your investment in Janus Aspen Global Technology Portfolio.

Janus Aspen Series | 3

Janus Aspen Global Technology Portfolio (unaudited)

Janus Aspen Global Technology Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	1.76%
Zillow, Inc. – Class A	0.62%
Microsoft Corp.	0.53%
Cadence Design Systems, Inc.	0.50%
Taiwan Semiconductor Manufacturing Co., Ltd.	0.41%

5 Bottom Performers – Holdings

Contribution

ARM Holdings PLC	–0.47%
Amazon.com, Inc.	–0.32%
MasterCard, Inc. – Class A	–0.28%
ChannelAdvisor Corp.	–0.25%
ANSYS, Inc.	–0.21%

5 Top Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(Average % of Equity)	S&P 500® Index Weighting

Consumer Discretionary	0.53%	7.79%	12.14%
Financials	0.47%	4.13%	16.17%
Industrials	0.19%	4.18%	10.74%
Consumer Staples	0.08%	0.23%	9.65%
Telecommunication Services	0.04%	0.62%	2.39%

5 Bottom Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(Average % of Equity)	S&P 500® Index Weighting

Information Technology	–1.34%	79.94%	18.71%
Energy	–0.59%	0.00%	10.31%
Health Care	–0.44%	0.89%	13.34%
Utilities	–0.34%	0.00%	3.04%
Materials	–0.05%	0.00%	3.51%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4 | JUNE 30, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2014

Apple, Inc. Technology Hardware, Storage & Peripherals	10.9%
Google, Inc. – Class C Internet Software & Services	9.5%
Microsoft Corp. Software	4.3%
Oracle Corp. Software	4.1%
QUALCOMM, Inc. Communications Equipment	3.9%

32.7%

Asset Allocation – (% of Net Assets)
As of June 30, 2014

Emerging markets comprised 8.1% of total net assets.

*Includes Securities Sold Short of (0.5)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2014

As of December 31, 2013

Janus Aspen Series | 5

Janus Aspen Global Technology Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014						Expense Ratios – per the May 1, 2014 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Global Technology Portfolio – Institutional Shares	5.09%	30.77%	19.27%	9.91%	–0.55%	0.77%

Janus Aspen Global Technology Portfolio – Service Shares	5.00%	30.32%	19.00%	9.65%	–0.80%	1.02%

S&P 500® Index	7.14%	24.61%	18.83%	7.78%	4.05%

MSCI World Information Technology Index	7.30%	30.29%	16.15%	6.81%	–1.68%**

Morningstar Quartile – Institutional Shares	–	3rd	2nd	2nd	3rd

Morningstar Ranking – based on total returns for Technology Funds	–	115/203	77/202	62/194	87/141

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore a fund’s performance, may decline in response to such risks.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking and/or rating for the period.

See important disclosures on the next page.

6 | JUNE 30, 2014

(unaudited)

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – January 18, 2000
**	The MSCI World Information Technology Index since inception returns are calculated from January 31, 2000.

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Institutional Shares	$1,000.00	$1,050.90	$3.92	$1,000.00	$1,020.98	$3.86	0.77%

Service Shares	$1,000.00	$1,050.00	$5.13	$1,000.00	$1,019.79	$5.06	1.01%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series | 7

Janus Aspen Global Technology Portfolio

Schedule of Investments (unaudited)

As of June 30, 2014

Shares		Value

Common Stock – 99.6%
Communications Equipment – 5.0%
43,786	CommScope Holding Co., Inc.*	$1,012,770
72,130	QUALCOMM, Inc.	5,712,696
53,222	Telefonaktiebolaget LM Ericsson – Class B	643,403

		7,368,869
Consumer Finance – 1.9%
24,336	American Express Co.	2,308,756
9,182	Discover Financial Services	569,101

		2,877,857
Electrical Equipment – 1.6%
51,984	Sensata Technologies Holding NV*	2,431,811
Electronic Equipment, Instruments & Components – 11.1%
43,601	Amphenol Corp. – Class A	4,200,520
40,153	Belden, Inc.	3,138,359
800	Keyence Corp.	349,057
134,014	National Instruments Corp.	4,340,713
70,313	TE Connectivity, Ltd. (U.S. Shares)	4,348,156

		16,376,805
Food & Staples Retailing – 0.2%
7,665	Whole Foods Market, Inc.	296,099
Health Care Technology – 0.7%
7,142	athenahealth, Inc.*,#	893,679
10,370	Castlight Health, Inc.*,#	157,624

		1,051,303
Household Durables – 0.6%
50,200	Sony Corp.	833,610
Information Technology Services – 2.7%
51,845	Amdocs, Ltd. (U.S. Shares)	2,401,979
16,791	Gartner, Inc.*	1,184,101
11,518	QIWI PLC (ADR)#	464,521

		4,050,601
Internet & Catalog Retail – 4.7%
6,390	Amazon.com, Inc.*	2,075,344
21,497	Coupons.com, Inc.*,#	565,586
20,120	Ctrip.com International, Ltd. (ADR)*	1,288,485
18,146	MakeMyTrip, Ltd.*	637,469
2,397	Netflix, Inc.*	1,056,118
901	Priceline Group, Inc.*	1,083,903
7,167	Qunar Cayman Islands, Ltd. (ADR)*,#	204,618

		6,911,523
Internet Software & Services – 18.9%
81,650	Care.com, Inc.*	1,033,689
41,552	ChannelAdvisor Corp.*	1,095,311
5,255	Demandware, Inc.*	364,540
30,928	Endurance International Group Holdings, Inc.*,#	472,889
15,910	Facebook, Inc. – Class A*	1,070,584
24,282	Google, Inc. – Class C*	13,968,949
5,727	GrubHub, Inc.*,#	202,793
2,721	LinkedIn Corp. – Class A*	466,570
14,328	MercadoLibre, Inc.#	1,366,891
10,878	Shutterstock, Inc.*	902,657
91,000	Tencent Holdings, Ltd.	1,387,861
12,097	Twitter, Inc.*	495,614
35,509	Yahoo!, Inc.*	1,247,431
22,138	Yandex NV – Class A*	788,998
41,912	Youku Tudou, Inc. (ADR)*	1,000,020
14,282	Zillow, Inc. – Class A*,#	2,041,326

		27,906,123
Media – 3.3%
19,966	Comcast Corp. – Class A	1,071,775
47,343	SFX Entertainment, Inc.*,#	383,478
13,494	Time Warner Cable, Inc.	1,987,666
16,304	Walt Disney Co.	1,397,905

		4,840,824
Oil, Gas & Consumable Fuels – 0.4%
25,738	Apptio, Inc.*,§	584,114
Professional Services – 1.2%
9,554	Corporate Executive Board Co.	651,774
6,221	IHS, Inc. – Class A*	844,003
11,269	Paylocity Holding Corp.*,#	243,748

		1,739,525
Real Estate Investment Trusts (REITs) – 2.4%
38,792	American Tower Corp.	3,490,504
Semiconductor & Semiconductor Equipment – 11.0%
274,868	ARM Holdings PLC	4,143,786
274,258	Atmel Corp.*	2,569,798
10,046	Avago Technologies, Ltd.	724,015
50,829	Freescale Semiconductor, Ltd.*,#	1,194,482
27,000	MediaTek, Inc.	456,692
137,766	ON Semiconductor Corp.*	1,259,181
969	Samsung Electronics Co., Ltd.	1,266,203
28,680	SK Hynix, Inc.*	1,376,311
11,422	SunEdison Semiconductor, Ltd.*	193,375
737,000	Taiwan Semiconductor Manufacturing Co., Ltd.	3,122,672

		16,306,515
Software – 21.7%
16,530	Advent Software, Inc.	538,382
33,689	ANSYS, Inc.*	2,554,300
32,068	Blackbaud, Inc.	1,146,110
204,337	Cadence Design Systems, Inc.*	3,573,854
11,810	Guidewire Software, Inc.*	480,195
151,141	Microsoft Corp.	6,302,580
9,450	NetSuite, Inc.*,#	821,016
25,892	NICE Systems, Ltd. (ADR)	1,056,653
10,132	Nintendo Co., Ltd.	1,212,859
51,674	Okta, Inc.*,§	612,947
150,867	Oracle Corp.†	6,114,639
32,356	PROS Holdings, Inc.*	855,493
37,188	RealPage, Inc.*	835,986
15,850	Salesforce.com, Inc.*	920,568
17,571	SAP AG (ADR)#	1,352,967
14,958	Solera Holdings, Inc.	1,004,430
29,146	SS&C Technologies Holdings, Inc.*	1,288,836
3,663	Tyler Technologies, Inc.*	334,102
4,359	Workday, Inc. – Class A*	391,700
34,385	Zendesk, Inc.*	597,611

		31,995,228
Technology Hardware, Storage & Peripherals – 11.8%
173,063	Apple, Inc.†	16,082,745
49,218	Logitech International SA#	641,177
6,117	Stratasys, Ltd.*,#	695,075

		17,418,997

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2014

Schedule of Investments (unaudited)

As of June 30, 2014

Shares		Value

Wireless Telecommunication Services – 0.4%
38,330	RingCentral, Inc. – Class A*,#	$579,933

Total Common Stock (cost $111,171,590)		147,060,241

Money Market – 0.2%
344,000	Janus Cash Liquidity Fund LLC, 0.0737%°°,£ (cost $344,000)	344,000

Investment Purchased with Cash Collateral From Securities Lending – 5.6%
8,260,759	Janus Cash Collateral Fund LLC, 0.0689%°°,£ (cost $8,260,759)	8,260,759

Total Investments (total cost $119,776,349) – 105.4%		155,665,000

Securities Sold Short – (0.5)%
Common Stock Sold Short – (0.5)%
Commercial Services & Supplies – (0.1)%
4,830	ADT Corp.	(168,760)
Household Durables – (0.2)%
15,600	Nikon Corp.	(237,617)
Semiconductor & Semiconductor Equipment – (0.2)%
2,176	Cree, Inc.*	(108,691)
2,805	Synaptics, Inc.*	(254,245)

		(362,936)

Total Securities Sold Short (proceeds $690,976)		(769,313)

Liabilities, net of Cash, Receivables and Other Assets – (4.9)%		(7,150,326)

Net Assets – 100%		$147,745,361

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$133,437,638	85.7%
United Kingdom	4,143,786	2.7
China	3,880,984	2.5
Taiwan	3,579,364	2.3
South Korea	2,642,514	1.7
Japan	2,395,526	1.5
Germany	1,352,967	0.9
Russia	1,253,519	0.8
Israel	1,056,653	0.7
Sweden	643,403	0.4
Switzerland	641,177	0.4
India	637,469	0.4

Total	$155,665,000	100.0%

††	Includes Cash Equivalents of 5.5%.

Summary of Investments by Country – (Short Positions) (unaudited)

		% of Securities
Country	Value	Sold Short

United States	$(531,696)	69.1%
Japan	(237,617)	30.9

Total	$(769,313)	100.0%

Schedule of Forward Currency Contracts, Open

	Currency	Currency	Unrealized
Counterparty/Currency and Settlement Date	Units Sold	Value	Depreciation

Credit Suisse International:
British Pound 7/17/14	178,000	$304,549	$(5,856)
Japanese Yen 7/17/14	39,100,000	386,072	(4,802)

		690,621	(10,658)

HSBC Securities (USA), Inc.:
British Pound 7/24/14	40,000	68,434	(673)
Japanese Yen 7/24/14	46,600,000	460,155	(3,470)

		528,589	(4,143)

JPMorgan Chase & Co.:
British Pound 7/10/14	135,000	230,993	(4,882)
Japanese Yen 7/10/14	46,800,000	462,073	(3,948)

		693,066	(8,830)

RBC Capital Markets Corp.:
British Pound 7/31/14	261,000	446,502	(2,149)
Japanese Yen 7/31/14	34,300,000	338,718	(2,609)

		785,220	(4,758)

Total		$2,697,496	$(28,389)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Notes to Schedule of Investments and Other Information (unaudited)

MSCI World Information Technology Index	A capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

LLC	Limited Liability Company

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2014, is noted below.

Portfolio	Aggregate Value

Janus Aspen Global Technology Portfolio	$3,209,990

°°	Rate shown is the 7-day yield as of June 30, 2014.

#	Loaned security; a portion or all of the security is on loan at June 30, 2014.

§	Schedule of Restricted and Illiquid Securities (as of June 30, 2014)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Global Technology Portfolio
Apptio, Inc.	5/2/13	$584,114	$584,114	0.4%
Okta, Inc.	5/23/14	612,947	612,947	0.4

Total		$1,197,061	$1,197,061	0.8%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2014. The issuer incurs all registration costs.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2014. Unless otherwise indicated, all information in the table is for the period ended June 30, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/13	Purchases	Sales	at 6/30/14	Gain/(Loss)	Income	at 6/30/14

Janus Aspen Global Technology Portfolio
Janus Cash Collateral Fund LLC	–	24,163,278	(15,902,519)	8,260,759	$–	$37,788(1)	$8,260,759
Janus Cash Liquidity Fund LLC	3,210,971	25,885,681	(28,752,652)	344,000	–	641	344,000

Total					$–	$38,429	$8,604,759

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

10 | JUNE 30, 2014

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Global Technology Portfolio
Assets
Investments in Securities:
Common Stock
Oil, Gas & Consumable Fuels	$–	$–	$584,114
Software	31,382,281	–	612,947
All Other	114,480,899	–	–

Money Market	–	344,000	–

Investment Purchased with Cash Collateral From Securities Lending	–	8,260,759	–

Total Assets	$145,863,180	$8,604,759	$1,197,061

Liabilities
Investments in Securities Sold Short:
Common Stock	$769,313	$–	$–

Other Financial Instruments(a) – Liabilities:
Forward Currency Contracts	$–	$28,389	$–

Total Liabilities	$769,313	$28,389	$–

(a)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Janus Aspen Series | 11

Statement of Assets and Liabilities

Janus Aspen
Global
Technology
As of June 30, 2014 (unaudited)	Portfolio

Assets:
Investments at cost	$119,776,349
Unaffiliated investments at value(1)	$147,060,241
Affiliated investments at value	8,604,759
Cash denominated in foreign currency(2)	7,821
Deposits with broker for short sales	690,976
Non-interested Trustees’ deferred compensation	2,990
Receivables:
Investments sold	511,494
Portfolio shares sold	151,117
Dividends	49,802
Foreign dividend tax reclaim	37,689
Other assets	14,205
Total Assets	157,131,094
Liabilities:
Due to custodian	89,486
Collateral for securities loaned (Note 3)	8,260,759
Short sales, at value(3)	769,313
Forward currency contracts	28,389
Payables:
Investments purchased	52,815
Portfolio shares repurchased	47,504
Advisory fees	76,547
Fund administration fees	1,196
Distribution fees and shareholder servicing fees	28,249
Non-interested Trustees’ fees and expenses	1,040
Non-interested Trustees’ deferred compensation fees	2,990
Accrued expenses and other payables	27,445
Total Liabilities	9,385,733
Net Assets	$147,745,361
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$96,991,062
Undistributed net investment loss*	(37,961)
Undistributed net realized gain from investment and foreign currency transactions*	15,010,377
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	35,781,883
Total Net Assets	$147,745,361
Net Assets - Institutional Shares	$8,416,191
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,040,971
Net Asset Value Per Share	$8.08
Net Assets - Service Shares	$139,329,170
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	16,941,618
Net Asset Value Per Share	$8.22

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Unaffiliated investments at value includes $8,054,998 of securities loaned. See Note 3 in Notes to Financial Statements.
(2)	Includes cost of $7,821.
(3)	Includes proceeds of $690,976.

See Notes to Financial Statements.

12 | JUNE 30, 2014

Statement of Operations

Janus Aspen
Global
Technology
For the period ended June 30, 2014 (unaudited)	Portfolio

Investment Income:
Affiliated securities lending income, net	$37,788
Interest proceeds from short sales	403
Dividends	739,510
Dividends from affiliates	641
Foreign tax withheld	(9,559)
Total Investment Income	768,783
Expenses:
Advisory fees	453,376
Shareholder reports expense	15,505
Transfer agent fees and expenses	474
Registration fees	344
Custodian fees	12,975
Professional fees	33,897
Non-interested Trustees’ fees and expenses	2,352
Short sales dividend expense	3,024
Short sales interest expense	1,779
Stock loan fees	1,864
Fund administration fees	5,867
Distribution fees and shareholder servicing fees - Service Shares	167,827
Other expenses	12,928
Total Expenses	712,212
Net Expenses after Waivers and Expense Offsets	712,212
Net Investment Income	56,571
Net Realized Gain on Investments:
Investments and foreign currency transactions	15,143,863
Short sales	47,056
Written options contracts	78,190
Total Net Realized Gain on Investments	15,269,109
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(8,175,716)
Short sales	(51,490)
Written options contracts	(20,626)
Total Change in Unrealized Net Appreciation/Depreciation	(8,247,832)
Net Increase in Net Assets Resulting from Operations	$7,077,848

See Notes to Financial Statements.

Janus Aspen Series | 13

Statements of Changes in Net Assets

	Janus Aspen
	Global Technology
	Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2014	2013(1)

Operations:
Net investment income/(loss)	$56,571	$(91,452)
Net realized gain on investments	15,269,109	13,583,004
Change in unrealized net appreciation/depreciation	(8,247,832)	24,718,634
Net Increase in Net Assets Resulting from Operations	7,077,848	38,210,186
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	–	–
Service Shares	–	–
Net Realized Gain from Investment Transactions*
Institutional Shares	(512,641)	–
Service Shares	(8,474,670)	–
Net Decrease from Dividends and Distributions to Shareholders	(8,987,311)	–
Capital Share Transactions:
Shares Sold
Institutional Shares	1,198,509	2,230,402
Service Shares	12,224,359	16,679,525
Reinvested Dividends and Distributions
Institutional Shares	512,641	–
Service Shares	8,474,670	–
Shares Repurchased
Institutional Shares	(525,741)	(1,775,344)
Service Shares	(15,688,324)	(24,270,923)
Net Increase/(Decrease) from Capital Share Transactions	6,196,114	(7,136,340)
Net Increase in Net Assets	4,286,651	31,073,846
Net Assets:
Beginning of period	143,458,710	112,384,864
End of period	$147,745,361	$143,458,710

Undistributed Net Investment Loss*	$(37,961)	$(94,532)

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

See Notes to Financial Statements.

14 | JUNE 30, 2014

Financial Highlights

Institutional Shares

For a share outstanding during the period ended June 30, 2014	Janus Aspen Global Technology Portfolio
(unaudited) and each year ended December 31	2014	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$8.20	$6.04	$5.05	$5.53	$4.43	$2.82
Income from Investment Operations:
Net investment income/(loss)	0.01(1)	–(2)	0.02	0.03	(0.04)	(0.04)
Net gain/(loss) on investments (both realized and unrealized)	0.40	2.16	0.97	(0.51)	1.14	1.65
Total from Investment Operations	0.41	2.16	0.99	(0.48)	1.10	1.61
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(0.53)	–	–	–	–	–
Total Distributions	(0.53)	–	–	–	–	–
Net Asset Value, End of Period	$8.08	$8.20	$6.04	$5.05	$5.53	$4.43
Total Return**	5.09%	35.76%	19.60%	(8.68)%	24.83%	57.09%
Net Assets, End of Period (in thousands)	$8,416	$7,346	$4,987	$4,275	$4,803	$2,835
Average Net Assets for the Period (in thousands)	$7,520	$6,188	$4,947	$4,972	$3,825	$2,218
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.77%	0.77%	0.76%	0.80%	0.87%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.77%	0.77%	0.76%	0.80%	0.87%	0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.31%	0.16%	0.14%	(0.10)%	(0.23)%	(0.31)%
Portfolio Turnover Rate	39%	39%	56%	83%	79%	101%

Service Shares

For a share outstanding during the period ended June 30,	Janus Aspen Global Technology Portfolio
2014 (unaudited) and each year ended December 31	2014	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$8.34	$6.16	$5.17	$5.66	$4.55	$2.90
Income from Investment Operations:
Net investment income/(loss)	–(1)(2)	(0.01)	0.01	–(2)	(0.01)	–(2)
Net gain/(loss) on investments (both realized and unrealized)	0.41	2.19	0.98	(0.49)	1.12	1.65
Total from Investment Operations	0.41	2.18	0.99	(0.49)	1.11	1.65
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(0.53)	–	–	–	–	–
Total Distributions	(0.53)	–	–	–	–	–
Net Asset Value, End of Period	$8.22	$8.34	$6.16	$5.17	$5.66	$4.55
Total Return**	5.00%	35.39%	19.15%	(8.66)%	24.40%	56.90%
Net Assets, End of Period (in thousands)	$139,329	$136,113	$107,398	$73,246	$112,809	$99,472
Average Net Assets for the Period (in thousands)	$136,121	$117,904	$99,664	$94,128	$101,085	$78,097
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.01%	1.02%	1.01%	1.04%	1.13%	1.22%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.01%	1.02%	1.01%	1.04%	1.13%	1.22%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.07%	(0.09)%	(0.10)%	(0.36)%	(0.50)%	(0.56)%
Portfolio Turnover Rate	39%	39%	56%	83%	79%	101%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the period.
(2)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Aspen Series | 15

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Global Technology Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

16 | JUNE 30, 2014

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2014 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of June 30, 2014.

There were no transfers between Level 1, Level 2 and Level 3 during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2014 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk,

18 | JUNE 30, 2014

equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.

During the period, the Portfolio entered into forward contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

The following table provides average ending monthly contract amounts on sold forward contracts during the period ended June 30, 2014.

Portfolio	Sold

Janus Aspen Global Technology Portfolio	$348,538,571

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value.” Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations.

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

During the period, the Portfolio purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.

20 | JUNE 30, 2014

The following table provides average ending monthly market value amounts on purchased call options during the period ended June 30, 2014.

Portfolio	Purchased Call Options

Janus Aspen Global Technology Portfolio	$16,976

During the period, the Portfolio wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

The following table provides average ending monthly market value amounts on written put options during the period ended June 30, 2014.

Portfolio	Written Put Options

Janus Aspen Global Technology Portfolio	$34,807

Written option activity for the period ended June 30, 2014 is indicated in the table below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Global Technology Portfolio
Options outstanding at December 31, 2013	125	$31,525
Options written	463	103,075
Options closed	(533)	(112,965)
Options expired	–	–
Options exercised	(55)	(21,635)

Options outstanding at June 30, 2014	–	$–

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2014.

Fair Value of Derivative Instruments as of June 30, 2014

Derivatives not accounted	Liability Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value

Janus Aspen Global Technology Portfolio
Currency Contracts	Forward currency contracts	$28,389

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2014.

The effect of Derivative Instruments on the Statement of Operations for the period ended June 30, 2014

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as
hedging instruments	Investments and foreign currency transactions	Written options contracts	Total

Janus Aspen Global Technology Portfolio
Currency Contracts	$(77,267)	$–	$(77,267)
Equity Contracts	17,375*	78,190	95,565

Total	$(59,892)	$78,190	$18,298

*	Amounts relate to purchased options.

Change in Unrealized Net Appreciation/(Depreciation) on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation	Written options contracts	Total

Janus Aspen Global Technology Portfolio
Currency Contracts	$(150,945)	$–	$(150,945)
Equity Contracts	(30,382)*	(20,626)	(51,008)

Total	$(181,327)	$(20,626)	$(201,953)

*	Amounts relate to purchased options.

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
The Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or

22 | JUNE 30, 2014

confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities (also known as “A Shares”).

Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, the Portfolio does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of June 30, 2014” table located in Note 2 of these Notes to Financial Statements.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts	Gross Amounts in the
Counterparty	of Recognized Assets	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

Deutsche Bank AG	$8,054,998	$–	$(8,054,998)	$–

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts	Gross Amounts in the
Counterparty	of Recognized Liabilities	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse International	$10,658	$–	$–	$10,658
Goldman Sachs International	769,313	–	(677,648)	91,665
HSBC Securities (USA), Inc.	4,143	–	–	4,143
JPMorgan Chase & Co.	8,830	–	–	8,830
RBC Capital Markets Corp.	4,758	–	–	4,758

Total	$797,702	$–	$(677,648)	$120,054

*	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Portfolio does not exchange collateral on its forward currency contracts with its counterparties; however, the Portfolio will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts.

The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of

24 | JUNE 30, 2014

its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Portfolio is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees, disclosed on the Statement of Operations, on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Global Technology Portfolio	All Asset Levels	0.64

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees (applicable to Service Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

annual rate shown below. Janus Capital has agreed to continue the waiver until at least May 1, 2015. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Portfolio	Expense Limit (%)

Janus Aspen Global Technology Portfolio	1.08(1)

(1)	Effective May 1, 2014, the expense limit increased from 0.97% to 1.08%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2014 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $144,500 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2014.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $18,154 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2014. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a

26 | JUNE 30, 2014

registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2014, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Global Technology Portfolio	$119,968,089	$36,977,448	$(1,280,537)	$35,696,911

Information on the tax components of securities sold short as of June 30, 2014 is as follows:

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	(Appreciation)	Depreciation	(Appreciation)

Janus Aspen Global Technology Portfolio	$(690,976)	$(138,117)	$59,780	$(78,337)

6.	Capital Share Transactions

	Janus Aspen Global Technology Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2014	2013(1)

Transactions in Portfolio Shares – Institutional Shares
Shares sold	146,036	320,790
Reinvested dividends and distributions	64,080	–
Shares repurchased	(65,335)	(250,333)
Net Increase/(Decrease) in Portfolio Shares	144,781	70,457
Shares Outstanding, Beginning of Period	896,190	825,733
Shares Outstanding, End of Period	1,040,971	896,190
Transactions in Portfolio Shares – Service Shares
Shares sold	1,474,546	2,341,161
Reinvested dividends and distributions	1,041,114	–
Shares repurchased	(1,895,992)	(3,456,339)
Net Increase/(Decrease) in Portfolio Shares	619,668	(1,115,178)
Shares Outstanding, Beginning of Period	16,321,950	17,437,128
Shares Outstanding, End of Period	16,941,618	16,321,950

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Global Technology Portfolio	$55,953,034	$56,417,661	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2014 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

28 | JUNE 30, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

Janus Aspen Series | 29

Additional Information (unaudited) (continued)

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

30 | JUNE 30, 2014

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

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Additional Information (unaudited) (continued)

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited) (continued)

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

34 | JUNE 30, 2014

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

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Additional Information (unaudited) (continued)

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

36 | JUNE 30, 2014

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

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Additional Information (unaudited) (continued)

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

38 | JUNE 30, 2014

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

Janus Aspen Series | 39

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2014. As the investing environment changes, so could opinions. These views are unique and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

40 | JUNE 30, 2014

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio.

Janus Aspen Series | 41

Useful Information About Your Portfolio Report (unaudited) (continued)

Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

42 | JUNE 30, 2014

Notes

Janus Aspen Series | 43

Notes

44 | JUNE 30, 2014

Notes

Janus Aspen Series | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0814-70661	109-24-81119 08-14

semiannual report
June 30, 2014

Janus Aspen Series

Janus Aspen INTECH U.S. Low Volatility Portfolio

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Janus Aspen INTECH U.S. Low Volatility Portfolio (unaudited)

PORTFOLIO SNAPSHOT
We seek to add value using natural stock price volatility through a mathematically based, risk-managed process. We do not pick individual stocks or forecast excess returns, but use natural stock price volatility and correlation characteristics.
Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended June 30, 2014, Janus Aspen INTECH U.S. Low Volatility Portfolio’s Service Shares returned 8.74%. This compares to the 7.14% return posted by the S&P 500 Index, the Portfolio’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investment process is designed to determine potentially more mean-variance efficient (returns that are maximized for a given level of risk) equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios with similar returns to the S&P 500 Index over time, but with lower return volatility. In particular, the Portfolio attempts to achieve market-like returns over the long-term and lower the volatility of the Portfolio’s absolute returns.

The investment process begins with the stocks in the Portfolio’s benchmark, the S&P 500 Index. Within specific risk constraints, INTECH’s mathematical process attempts to identify stocks that have high volatility relative to the index, and low correlation to one another. Once the stocks are identified and the portfolio of stocks is constructed, it is then rebalanced and re-optimized periodically. The Portfolio aims to generate market-like returns over time with significantly lower return fluctuations. Although the Portfolio may underperform its benchmark in strong up markets, the strategy seeks to reduce losses in down markets. Therefore, while some downside protection and a more consistent experience are expected over the long term, the tracking-error (a divergence between the price behavior of the Portfolio versus its benchmark) relative to the S&P 500 Index is expected to be high.

PERFORMANCE REVIEW

On average, the Portfolio was overweight lower beta stocks or stocks with lower sensitivity to market movements which tend to be less volatile. On average, lower beta stocks outperformed higher beta stocks and the overall market year to date. Consequently, the Portfolio’s overweight to lower beta stocks contributed to the Portfolio’s relative return. However, the Portfolio’s overweight to lower volatility stocks as measured by the standard deviation detracted as higher volatility stocks on average outperformed since the beginning of the year.

From a sector perspective, the Portfolio’s overweight to consumer staples and underweight allocation to the information technology sector detracted. Consistent with its volatility reduction objective, the Portfolio benefited from an overweight to the defensive utilities sector, which was the best performing sector over the period. Over the past six months, the Portfolio’s overall average active sector positioning contributed to the strategy’s relative return.

OUTLOOK

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

Over time, we believe that the Portfolio will achieve its investment objective of producing returns that are similar to the S&P 500 Index, but with lower absolute volatility.

Thank you for your investment in Janus Aspen INTECH U.S. Low Volatility Portfolio.

Janus Aspen Series | 1

Janus Aspen INTECH U.S. Low Volatility Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2014

General Mills, Inc. Food Products	4.2%
Southern Co. Electric Utilities	4.0%
Kimberly-Clark Corp. Household Products	3.8%
Procter & Gamble Co. Household Products	3.7%
Altria Group, Inc. Tobacco	3.3%

19.0%

Asset Allocation – (% of Net Assets)
As of June 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2014

As of December 31, 2013

2 | JUNE 30, 2014

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014				Expense Ratio – per the May 1, 2014 prospectus
	Fiscal	One	Since	Total Annual Fund	Total Annual Fund Operating
	Year-to-Date	Year	Inception*	Operating Expenses	Expenses After Expense Recoupment

Janus Aspen INTECH U.S. Low Volatility Portfolio – Service Shares	8.74%	17.96%	18.06%	0.94%	0.98%

S&P 500® Index	7.14%	24.61%	21.47%

Morningstar Quartile – Service Shares	–	4th	4th

Morningstar Ranking – based on total returns for Large Blend Funds	–	1,536/1,622	1,376/1,538

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through May 1, 2015.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

The proprietary mathematical process used by INTECH may not achieve the desired results. Since the portfolio is periodically re-balanced, this may result in a higher portfolio turnover rate and higher expenses compared to a “buy and hold” or index fund strategy. INTECH’s low volatility strategy may underperform its benchmark during certain periods of up markets and may not achieve the desired level of protection in down markets.

Until three years from inception, Janus Capital may recover expenses previously waived or reimbursed if the expense ratio falls below certain limits. The expenses shown reflect Janus Capital’s recoupment of previously waived or reimbursed expenses of the Portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See important disclosures on the next page.

Janus Aspen Series | 3

Janus Aspen INTECH U.S. Low Volatility Portfolio (unaudited)

When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – September 6, 2012

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in the share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Service Shares	$1,000.00	$1,087.40	$4.09	$1,000.00	$1,020.88	$3.96	0.79%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectus for more information regarding waivers and/or reimbursements.

4 | JUNE 30, 2014

Janus Aspen INTECH U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

As of June 30, 2014

Shares		Value

Common Stock – 97.9%
Aerospace & Defense – 3.1%
9,400	Boeing Co.	$1,195,962
2,000	General Dynamics Corp.	233,100
21,400	Lockheed Martin Corp.	3,439,622
25,500	Northrop Grumman Corp.	3,050,565
26,600	Raytheon Co.	2,453,850

		10,373,099
Air Freight & Logistics – 0.2%
1,300	CH Robinson Worldwide, Inc.	82,927
4,300	FedEx Corp.	650,934

		733,861
Airlines – 0.3%
39,700	Southwest Airlines Co.	1,066,342
Auto Components – 0.6%
1,100	BorgWarner, Inc.	71,709
7,700	Delphi Automotive PLC	529,298
48,700	Goodyear Tire & Rubber Co.	1,352,886

		1,953,893
Beverages – 1.7%
5,000	Coca-Cola Co.	211,800
12,000	Constellation Brands, Inc. – Class A*	1,057,560
48,000	PepsiCo, Inc.	4,288,320

		5,557,680
Building Products – 0.3%
15,500	Allegion PLC	878,540
Capital Markets – 0.1%
500	Ameriprise Financial, Inc.	60,000
5,100	E*TRADE Financial Corp.*	108,426

		168,426
Chemicals – 2.0%
1,800	CF Industries Holdings, Inc.	432,954
10,700	FMC Corp.	761,733
6,000	Praxair, Inc.	797,040
18,200	Sherwin-Williams Co.	3,765,762
9,600	Sigma-Aldrich Corp.	974,208

		6,731,697
Commercial Banks – 0.8%
5,600	BB&T Corp.	220,808
14,600	M&T Bank Corp.#	1,811,130
5,000	Regions Financial Corp.	53,100
14,200	U.S. Bancorp	615,144
1,000	Wells Fargo & Co.	52,560

		2,752,742
Commercial Services & Supplies – 0.2%
2,400	Cintas Corp.	152,496
3,500	Republic Services, Inc.	132,895
3,300	Stericycle, Inc.*	390,786

		676,177
Communications Equipment – 1.6%
5,200	Cisco Systems, Inc.	129,220
2,700	F5 Networks, Inc.*	300,888
48,100	Harris Corp.	3,643,575
19,900	Juniper Networks, Inc.*	488,346
3,400	Motorola Solutions, Inc.	226,338
5,100	QUALCOMM, Inc.	403,920

		5,192,287
Construction Materials – 0%
2,100	Vulcan Materials Co.	133,875
Containers & Packaging – 0%
2,500	Ball Corp.	156,700
Diversified Consumer Services – 0.7%
3,200	Graham Holdings Co. – Class B	2,297,952
3,200	H&R Block, Inc.	107,264

		2,405,216
Diversified Financial Services – 1.1%
24,200	CME Group, Inc.	1,716,990
8,302	IntercontinentalExchange Group, Inc.	1,568,248
3,600	McGraw Hill Financial, Inc.	298,908
4,300	NASDAQ OMX Group, Inc.	166,066

		3,750,212
Diversified Telecommunication Services – 0.5%
3,600	AT&T, Inc.	127,296
19,400	CenturyLink, Inc.	702,280
15,700	Verizon Communications, Inc.	768,201

		1,597,777
Electric Utilities – 7.2%
12,600	American Electric Power Co., Inc.	702,702
8,100	Duke Energy Corp.	600,939
15,700	Edison International	912,327
10,500	Entergy Corp.	861,945
37,500	Exelon Corp.	1,368,000
11,500	FirstEnergy Corp.	399,280
9,900	NextEra Energy, Inc.	1,014,552
17,400	Northeast Utilities	822,498
8,100	Pepco Holdings, Inc.	222,588
5,000	Pinnacle West Capital Corp.	289,200
73,800	PPL Corp.	2,622,114
291,400	Southern Co.	13,223,732
27,000	Xcel Energy, Inc.	870,210

		23,910,087
Electronic Equipment, Instruments & Components – 0.1%
5,800	FLIR Systems, Inc.	201,434
8,200	Jabil Circuit, Inc.	171,380

		372,814
Energy Equipment & Services – 0.4%
3,100	Cameron International Corp.*	209,901
3,100	FMC Technologies, Inc.*	189,317
5,300	Helmerich & Payne, Inc.	615,383
4,600	Nabors Industries, Ltd.	135,102
1,100	National Oilwell Varco, Inc.	90,585
2,100	Schlumberger, Ltd. (U.S. Shares)	247,695

		1,487,983
Food & Staples Retailing – 2.9%
2,100	Costco Wholesale Corp.	241,836
700	CVS Caremark Corp.	52,759
9,700	Kroger Co.	479,471
21,400	Safeway, Inc.	734,876
24,100	Sysco Corp.	902,545

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 5

Janus Aspen INTECH U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

As of June 30, 2014

Shares		Value

Food & Staples Retailing – (continued)
95,800	Wal-Mart Stores, Inc.	$7,191,706
4,000	Whole Foods Market, Inc.	154,520

		9,757,713
Food Products – 11.2%
87,000	ConAgra Foods, Inc.	2,582,160
266,700	General Mills, Inc.	14,012,418
47,400	Hershey Co.	4,615,338
16,100	Hormel Foods Corp.	794,535
11,100	JM Smucker Co.	1,182,927
152,600	Kellogg Co.	10,025,820
3,100	Keurig Green Mountain, Inc.	386,291
41,300	McCormick & Co., Inc.	2,956,667
300	Mead Johnson Nutrition Co.	27,951
17,900	Tyson Foods, Inc. – Class A	671,966

		37,256,073
Gas Utilities – 0.2%
13,100	AGL Resources, Inc.	720,893
Health Care Equipment & Supplies – 1.6%
1,600	Baxter International, Inc.	115,680
14,600	Becton Dickinson and Co.	1,727,180
7,600	CR Bard, Inc.	1,086,876
1,900	Edwards Lifesciences Corp.*	163,096
5,600	Intuitive Surgical, Inc.*	2,306,080
800	Varian Medical Systems, Inc.*	66,512

		5,465,424
Health Care Providers & Services – 8.9%
44,264	Aetna, Inc.	3,588,925
22,300	Cardinal Health, Inc.	1,528,888
32,300	Cigna Corp.	2,970,631
26,200	DaVita HealthCare Partners, Inc.*	1,894,784
19,000	Express Scripts Holding Co.*	1,317,270
36,300	Humana, Inc.	4,636,236
36,200	Laboratory Corp. of America Holdings*	3,706,880
13,700	McKesson Corp.	2,551,077
33,800	Quest Diagnostics, Inc.#	1,983,722
2,300	Tenet Healthcare Corp.*	107,962
41,900	UnitedHealth Group, Inc.	3,425,325
15,500	WellPoint, Inc.	1,667,955

		29,379,655
Hotels, Restaurants & Leisure – 2.3%
1,500	Chipotle Mexican Grill, Inc.*	888,765
46,900	McDonald’s Corp.	4,724,706
6,600	Wynn Resorts, Ltd.	1,369,896
9,400	Yum! Brands, Inc.	763,280

		7,746,647
Household Durables – 0.5%
17,500	Garmin, Ltd.#	1,065,750
2,000	Harman International Industries, Inc.	214,860
5,900	Lennar Corp. – Class A	247,682
5,900	PulteGroup, Inc.	118,944

		1,647,236
Household Products – 10.1%
81,400	Clorox Co.#	7,439,960
19,700	Colgate-Palmolive Co.	1,343,146
112,200	Kimberly-Clark Corp.	12,478,884
154,000	Procter & Gamble Co.	12,102,860

		33,364,850
Independent Power and Renewable Electricity Producers – 0.4%
32,800	NRG Energy, Inc.	1,220,160
Industrial Conglomerates – 0.1%
2,000	Roper Industries, Inc.	292,020
Information Technology Services – 0.9%
3,400	Alliance Data Systems Corp.*	956,250
27,100	Cognizant Technology Solutions Corp. – Class A*	1,325,461
4,500	MasterCard, Inc. – Class A	330,615
6,700	Total System Services, Inc.	210,447

		2,822,773
Insurance – 0.8%
13,400	Aflac, Inc.	834,150
600	Aon PLC	54,054
12,500	Assurant, Inc.	819,375
2,900	Cincinnati Financial Corp.	139,316
11,400	Progressive Corp.	289,104
5,800	Torchmark Corp.	475,136

		2,611,135
Internet & Catalog Retail – 0.9%
200	Amazon.com, Inc.*	64,956
1,400	Expedia, Inc.	110,264
3,900	Netflix, Inc.*	1,718,340
1,000	Priceline Group, Inc.*	1,203,000

		3,096,560
Internet Software & Services – 1.0%
8,900	eBay, Inc.*	445,534
22,700	Facebook, Inc. – Class A*	1,527,483
400	Google, Inc. – Class A*	233,868
400	Google, Inc. – Class C*	230,112
18,200	VeriSign, Inc.#	888,342
1,100	Yahoo!, Inc.*	38,643

		3,363,982
Life Sciences Tools & Services – 0.3%
9,500	Agilent Technologies, Inc.	545,680
4,700	PerkinElmer, Inc.	220,148
1,400	Thermo Fisher Scientific, Inc.	165,200

		931,028
Machinery – 0.5%
1,300	Caterpillar, Inc.	141,271
14,700	Deere & Co.	1,331,085
400	Stanley Black & Decker, Inc.	35,128

		1,507,484
Media – 0.6%
8,700	Cablevision Systems Corp. – Class A	153,555
3,500	Comcast Corp. – Class A	187,880
1,000	Omnicom Group, Inc.	71,220
6,100	Time Warner Cable, Inc.	898,530
8,000	Viacom, Inc. – Class B	693,840

		2,005,025
Metals & Mining – 0.9%
111,200	Newmont Mining Corp.	2,828,928
5,900	United States Steel Corp.#	153,636

		2,982,564

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 | JUNE 30, 2014

Schedule of Investments (unaudited)

As of June 30, 2014

Shares		Value

Multi-Utilities – 3.8%
16,800	Ameren Corp.	$686,784
3,200	CenterPoint Energy, Inc.	81,728
14,700	CMS Energy Corp.	457,905
97,900	Consolidated Edison, Inc.	5,652,746
6,200	Dominion Resources, Inc.	443,424
9,100	DTE Energy Co.	708,617
2,300	Integrys Energy Group, Inc.	163,599
9,400	NiSource, Inc.	369,796
22,800	PG&E Corp.	1,094,856
24,900	Public Service Enterprise Group, Inc.	1,015,671
6,300	SCANA Corp.	339,003
7,100	Sempra Energy	743,441
7,100	TECO Energy, Inc.	131,208
13,000	Wisconsin Energy Corp.	609,960

		12,498,738
Multiline Retail – 0.4%
4,000	Dollar General Corp.*	229,440
8,200	Dollar Tree, Inc.*	446,572
2,500	Kohl’s Corp.	131,700
8,500	Target Corp.	492,575

		1,300,287
Oil, Gas & Consumable Fuels – 3.9%
97,400	Cabot Oil & Gas Corp.	3,325,236
47,400	Chesapeake Energy Corp.	1,473,192
2,800	ConocoPhillips	240,044
4,100	CONSOL Energy, Inc.	188,887
22,000	Denbury Resources, Inc.	406,120
1,100	EOG Resources, Inc.	128,546
10,400	EQT Corp.	1,111,760
800	Exxon Mobil Corp.	80,544
7,300	Occidental Petroleum Corp.	749,199
5,400	ONEOK, Inc.	367,632
17,100	Peabody Energy Corp.	279,585
3,000	QEP Resources, Inc.	103,500
15,200	Range Resources Corp.	1,321,640
35,900	Southwestern Energy Co.*	1,633,091
17,900	Spectra Energy Corp.	760,392
14,500	Williams Cos., Inc.	844,045

		13,013,413
Pharmaceuticals – 5.1%
15,900	Actavis PLC*,#	3,546,495
300	Forest Laboratories, Inc.*	29,700
74,600	Johnson & Johnson	7,804,652
47,100	Merck & Co., Inc.	2,724,735
28,100	Mylan, Inc.*	1,448,836
6,200	Perrigo Co. PLC	903,712
7,600	Pfizer, Inc.	225,568
4,900	Zoetis, Inc.	158,123

		16,841,821
Professional Services – 0.5%
1,300	Equifax, Inc.	94,302
28,900	Nielsen Holdings NV	1,399,049

		1,493,351
Real Estate Investment Trusts (REITs) – 1.7%
13,500	Apartment Investment & Management Co. – Class A	435,645
4,500	AvalonBay Communities, Inc.	639,855
5,900	Boston Properties, Inc.	697,262
1,100	Crown Castle International Corp.	81,686
15,900	Equity Residential	1,001,700
1,200	Essex Property Trust, Inc.	221,892
11,800	HCP, Inc.	488,284
14,400	Health Care REIT, Inc.	902,448
3,300	Prologis, Inc.	135,597
1,500	Public Storage	257,025
700	Simon Property Group, Inc.	116,396
8,600	Ventas, Inc.	551,260

		5,529,050
Real Estate Management & Development – 0.1%
5,800	CBRE Group, Inc. – Class A*	185,832
Road & Rail – 0.2%
2,900	CSX Corp.	89,349
1,700	Norfolk Southern Corp.	175,151
4,200	Union Pacific Corp.	418,950

		683,450
Semiconductor & Semiconductor Equipment – 1.8%
3,000	Broadcom Corp. – Class A	111,360
900	Intel Corp.	27,810
152,900	Micron Technology, Inc.*	5,038,055
14,300	Xilinx, Inc.	676,533

		5,853,758
Software – 0.4%
29,300	Electronic Arts, Inc.*	1,050,991
1,200	Intuit, Inc.	96,636
400	Microsoft Corp.	16,680

		1,164,307
Specialty Retail – 5.7%
2,200	AutoNation, Inc.*	131,296
19,900	AutoZone, Inc.*	10,671,176
4,000	CarMax, Inc.*	208,040
3,800	Gap, Inc.	157,966
11,400	Home Depot, Inc.	922,944
13,100	L Brands, Inc.	768,446
32,300	O’Reilly Automotive, Inc.*	4,864,380
3,800	PetSmart, Inc.	227,240
2,300	Ross Stores, Inc.	152,099
17,800	Staples, Inc.	192,952
10,700	TJX Cos., Inc.	568,705

		18,865,244
Technology Hardware, Storage & Peripherals – 2.1%
54,600	Apple, Inc.	5,073,978
3,500	EMC Corp.	92,190
6,100	Hewlett-Packard Co.	205,448
37,300	NetApp, Inc.	1,362,196
2,600	Western Digital Corp.	239,980

		6,973,792
Textiles, Apparel & Luxury Goods – 0.6%
2,900	Coach, Inc.	99,151
9,000	Michael Kors Holdings, Ltd.*	797,850
2,900	NIKE, Inc. – Class B	224,895
1,100	PVH Corp.	128,260
700	Ralph Lauren Corp.	112,483
4,000	Under Armour, Inc. – Class A*	237,960
4,000	VF Corp.	252,000

		1,852,599

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Janus Aspen INTECH U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

As of June 30, 2014

Shares		Value

Thrifts & Mortgage Finance – 0.5%
73,000	Hudson City Bancorp, Inc.	$717,590
53,000	People’s United Financial, Inc.	804,010

		1,521,600
Tobacco – 6.1%
264,400	Altria Group, Inc.	11,088,936
108,900	Lorillard, Inc.	6,639,633
43,800	Reynolds American, Inc.	2,643,330

		20,371,899

Total Common Stock (cost $293,517,196)		324,219,771

Money Market – 1.7%
5,721,348	Janus Cash Liquidity Fund LLC, 0.0737%°°,£ (cost $5,721,348)	5,721,348

Investment Purchased with Cash Collateral From Securities Lending – 3.7%
12,378,668	Janus Cash Collateral Fund LLC, 0.0689%°°,£ (cost $12,378,668)	12,378,668

Total Investments (total cost $311,617,212) – 103.3%		342,319,787

Liabilities, net of Cash, Receivables and Other Assets – (3.3)%		(11,082,586)

Net Assets – 100%		$331,237,201

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2014

Notes to Schedule of Investments and Other Information (unaudited)

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

LLC	Limited Liability Company

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

°°	Rate shown is the 7-day yield as of June 30, 2014.

#	Loaned security; a portion or all of the security is on loan at June 30, 2014.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2014. Unless otherwise indicated, all information in the table is for the period ended June 30, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/13	Purchases	Sales	at 6/30/14	Gain/(Loss)	Income	at 6/30/14

Janus Aspen INTECH U.S. Low Volatility Portfolio
Janus Cash Collateral Fund LLC	–	42,082,444	(29,703,776)	12,378,668	$–	$2,702(1)	$12,378,668
Janus Cash Liquidity Fund LLC	4,650,289	91,076,059	(90,005,000)	5,721,348	–	2,203	5,721,348

Total					$–	$4,905	$18,100,016

(1)	Net of Income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen INTECH U.S. Low Volatility Portfolio
Assets
Investments in Securities:
Common Stock	$324,219,771	$–	$–

Money Market	–	5,721,348	–

Investments Purchased with Cash Collateral From Securities Lending	–	12,378,668	–

Total Assets	$324,219,771	$18,100,016	$–

Janus Aspen Series | 9

Statement of Assets and Liabilities

Janus Aspen
INTECH U.S.
Low Volatility
As of June 30, 2014 (unaudited)	Portfolio

Assets:
Investments at cost	$311,617,212
Unaffiliated investments at value(1)	$324,219,771
Affiliated investments at value	18,100,016
Cash	618
Non-interested Trustees’ deferred compensation	6,687
Receivables:
Portfolio shares sold	1,492,528
Dividends	422,198
Other assets	283
Total Assets	344,242,101
Liabilities:
Collateral for securities loaned (Note 2)	12,378,668
Payables:
Portfolio shares repurchased	380,912
Advisory fees	130,890
Fund administration fees	2,618
Internal servicing cost	65
Distribution fees and shareholder servicing fees	65,445
Non-interested Trustees’ fees and expenses	1,671
Non-interested Trustees’ deferred compensation fees	6,687
Accrued expenses and other payables	37,944
Total Liabilities	13,004,900
Net Assets	$331,237,201
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$297,412,995
Undistributed net investment income*	1,021,144
Undistributed net realized gain from investment and foreign currency transactions*	2,099,237
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	30,703,825
Total Net Assets	$331,237,201
Net Assets - Service Shares	$331,237,201
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	25,000,812
Net Asset Value Per Share	$13.25

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Unaffiliated investments at value includes $12,118,406 of securities loaned. See Note 2 in Notes to Financial Statements.

See Notes to Financial Statements.

10 | JUNE 30, 2014

Statement of Operations

Janus Aspen
INTECH U.S.
Low Volatility
For the period ended June 30, 2014 (unaudited)	Portfolio

Investment Income:
Affiliated securities lending income, net	$2,702
Dividends	3,005,541
Dividends from affiliates	2,203
Other Income	19
Foreign tax withheld	(1,711)
Total Investment Income	3,008,754
Expenses:
Advisory fees	636,292
Internal servicing expense	321
Shareholder reports expense	10,284
Transfer agent fees and expenses	419
Registration fees	37
Custodian fees	7,521
Professional fees	16,033
Non-interested Trustees’ fees and expenses	4,982
Fund administration fees	11,359
Distribution fees and shareholder servicing fees	318,146
Other expenses	8,095
Total Expenses	1,013,489
Net Expenses after Waivers and Expense Offsets	1,013,489
Net Investment Income	1,995,265
Net Realized Gain on Investments:
Investments and foreign currency transactions	2,169,319
Total Net Realized Gain on Investments	2,169,319
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	19,032,690
Total Change in Unrealized Net Appreciation/Depreciation	19,032,690
Net Increase in Net Assets Resulting from Operations	$23,197,274

See Notes to Financial Statements.

Janus Aspen Series | 11

Statements of Changes in Net Assets

	Janus Aspen
	INTECH U.S. Low Volatility
	Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2014	2013(1)

Operations:
Net investment income	$1,995,265	$1,300,276
Net realized gain/(loss) on investments	2,169,319	1,133,648
Change in unrealized net appreciation/depreciation	19,032,690	11,790,158
Net Increase in Net Assets Resulting from Operations	23,197,274	14,224,082
Dividends and Distributions to Shareholders:
Net Investment Income*	(1,010,886)	(1,274,475)
Net Realized Gain from Investment Transactions*	(703,954)	(493,963)
Net Decrease from Dividends and Distributions to Shareholders	(1,714,840)	(1,768,438)
Capital Share Transactions:
Shares Sold	132,822,227	179,454,895
Reinvested Dividends and Distributions	1,714,840	1,768,438
Shares Repurchased	(17,511,561)	(18,019,642)
Net Increase from Capital Share Transactions	117,025,506	163,203,691
Net Increase in Net Assets	138,507,940	175,659,335
Net Assets:
Beginning of period	192,729,261	17,069,926
End of period	$331,237,201	$192,729,261

Undistributed Net Investment Income*	$1,021,144	$36,765

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

See Notes to Financial Statements.

12 | JUNE 30, 2014

Financial Highlights

Service Shares

For a share outstanding during the period ended June 30, 2014 (unaudited) and each year or	Janus Aspen INTECH U.S. Low Volatility Portfolio
period ended December 31	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$12.25	$9.92	$10.00
Income from Investment Operations:
Net investment income	0.10(2)	0.09	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.97	2.37	(0.08)
Total from Investment Operations	1.07	2.46	(0.04)
Less Distributions:
Dividends (from net investment income)*	(0.04)	(0.10)	(0.04)
Distributions (from capital gains)*	(0.03)	(0.03)	–
Total Distributions	(0.07)	(0.13)	(0.04)
Net Asset Value, End of Period	$13.25	$12.25	$9.92
Total Return**	8.74%	24.84%	(0.45)%
Net Assets, End of Period (in thousands)	$331,237	$192,729	$17,070
Average Net Assets for the Period (in thousands)	$257,681	$80,670	$7,270
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.79%	0.98%	2.69%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.79%	0.98%	1.01%
Ratio of Net Investment Income to Average Net Assets***	1.56%	1.61%	2.20%
Portfolio Turnover Rate	13%	21%	2%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from September 6, 2012 (inception date) through December 31, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

Janus Aspen Series | 13

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen INTECH U.S. Low Volatility Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

14 | JUNE 30, 2014

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the

Janus Aspen Series | 15

Notes to Financial Statements (unaudited) (continued)

reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2014 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep

16 | JUNE 30, 2014

arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, the Portfolio does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts	Gross Amounts in the
Counterparty	of Recognized Assets	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

Deutsche Bank AG	$12,118,406	$–	$(12,118,406)	$–

*	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Portfolio does not exchange collateral on its forward currency contracts with its counterparties; however, the Portfolio will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts.

The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen INTECH U.S. Low Volatility Portfolio	All Asset Levels	0.50

18 | JUNE 30, 2014

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least May 1, 2015. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Portfolio	Expense Limit (%)

Janus Aspen INTECH U.S. Low Volatility Portfolio	0.74(1)

(1)	Effective May 1, 2014, the expense limit decreased from 0.75% to 0.74%.

For a period of three years subsequent to the Portfolio’s commencement of operations, Janus Capital may recover from the Portfolio fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Portfolio’s expense ratio, including recovered expenses, falls below the expense limit. For the period ended June 30, 2014, Janus Capital recovered $0 from the Portfolio. As of June 30, 2014, the aggregate amount of recoupment that may potentially be made to Janus Capital is $0. The recoupment of such reimbursements expires September 6, 2015.

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Portfolio. Janus Capital owns approximately 97% of INTECH. Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Portfolio to Janus Capital (calculated after any fee waivers and expense reimbursements).

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2014 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $144,500 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2014.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

connection with the investment advisory services Janus Capital (or the subadviser) provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $18,154 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2014. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2014, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen INTECH U.S. Low Volatility Portfolio	$311,677,474	$31,837,570	$(1,195,257)	$30,642,313

20 | JUNE 30, 2014

5.	Capital Share Transactions

	Janus Aspen INTECH U.S. Low Volatility Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2014	2013(1)

Transactions in Portfolio Shares – Service Shares
Shares sold	10,515,345	15,440,216
Reinvested dividends and distributions	129,032	145,231
Shares repurchased	(1,379,776)	(1,570,066)
Net Increase/(Decrease) in Portfolio Shares	9,264,601	14,015,381
Shares Outstanding, Beginning of Period	15,736,211	1,720,830
Shares Outstanding, End of Period	25,000,812	15,736,211

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

6.	Purchases and Sales of Investment Securities

For the period ended June 30, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen INTECH U.S. Low Volatility Portfolio	$146,215,852	$33,096,057	$–	$–

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2014 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 21

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

22 | JUNE 30, 2014

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited) (continued)

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

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•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited) (continued)

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

Janus Aspen Series | 27

Additional Information (unaudited) (continued)

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

28 | JUNE 30, 2014

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited) (continued)

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

30 | JUNE 30, 2014

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

32 | JUNE 30, 2014

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s investment personnel as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s investment personnel may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2014. As the investing environment changes, so could opinions. These views are unique and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

Janus Aspen Series | 33

Useful Information About Your Portfolio Report (unaudited) (continued)

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio.

34 | JUNE 30, 2014

Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 35

Notes

36 | JUNE 30, 2014

Notes

Janus Aspen Series | 37

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0814-70955	109-24-81127 08-14

semiannual report
June 30, 2014

Janus Aspen Series

Janus Aspen Janus Portfolio

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Janus Aspen Janus Portfolio (unaudited)

PORTFOLIO SNAPSHOT
We believe that buying high-quality growth franchises with sustainable, projected above-average earnings growth outlook should allow us to outperform the benchmark and peers over the long term. We perform in-depth, fundamental research to build a diversified, moderately positioned portfolio aiming to deliver peer- and index-beating returns while managing for risk and volatility.
Barney Wilson portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended June 30, 2014, Janus Aspen Janus Portfolio’s Institutional Shares and Service Shares returned 4.86% and 4.73%, respectively. Meanwhile, the Portfolio’s primary benchmark, the Russell 1000 Growth Index, returned 6.31% and its secondary benchmark, the S&P 500 Index, returned 7.14%. Another benchmark we use to measure performance, the Core Growth Index, returned 6.73% during the last six months. The Core Growth Index is an internally calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000 Growth Index and the S&P 500 Index.

INVESTMENT ENVIRONMENT

U.S. large-cap growth equities continued to climb in the first half of 2014, lifted in part by confirmation that the economy was on stable footing and also confirmation that the Federal Reserve would be cautious in unwinding accommodative monetary policies supporting a stable, but slow-growing economy. The European Central Bank’s move to cut interest rates and take other measures designed to stimulate euro-zone growth was also a boost to equity markets broadly.

PERFORMANCE DISCUSSION

The Portfolio had positive returns but underperformed its primary benchmark during the period. We seek to identify companies with clearly definable and sustainable long-term growth drivers. These companies often have a high barrier to entry, a notable edge in an attractive industry with high growth potential, or a strong management team that has a clear vision for the future course of their company. We take a long-term view with the companies we invest in, and believe a collection of companies with these competitive advantages should lead to compounded growth in excess of the market over longer time horizons. As we look across the portfolio we continue to be encouraged about the competitive advantages of most companies we own, and believe the potential for long-term growth for those companies is still in place. However, we also held several stocks that fell during the period and negatively impacted our performance.

Our holdings in the consumer discretionary sector were a large detractor from relative performance. Two stocks within the sector, Amazon and L Brands, were among the largest detractors from the Portfolio’s performance during the period. Amazon fell in the first quarter after the company reported revenue growth below consensus expectations. We continue to like the long-term outlook for the company, however. We believe the company’s size, scale and efficiency has allowed it to be a disruptive force. The company has completely rewritten the rules for retail shopping and we believe it will continue to gain consumers’ wallet share as more shopping moves from physical stores to online and mobile purchases. Meanwhile, the company’s cloud business, Amazon Web Services, has come to market with scale and a disruptive pricing model for businesses seeking cloud-based services.

L Brands fell in the first quarter after the company reported a disappointing holiday sales season. We sold the position during the period, due to concerns about how the mall-based retailer will navigate a transition as more shopping moves from physical stores to mobile and online channels.

Whole Foods Market was the Portfolio’s largest detractor. The stock fell after the company announced disappointing earnings results. We are currently reviewing the future growth potential for the company, which is facing a more competitive landscape from other natural and organic grocers.

While the aforementioned stocks negatively impacted performance we were pleased with the results of many of the other companies we own. Our holdings in the industrial sector were a large contributor to relative performance. Two stocks within the sector, Canadian Pacific Railway and Sensata Technologies, were among the top contributors to the Portfolio’s performance. In our view, Canadian Pacific Railway has experienced a

Janus Aspen Series | 1

Janus Aspen Janus Portfolio (unaudited)

significant transformation since a new CEO took over in 2012. When the new CEO came on board, he focused the efforts of the company on three key points: better service and reliability to customers, improved profitability through operating efficiency and new revenue opportunities. Since then, the CEO has put in a fully capable team around him to execute on each of the above points, and success in each category continues to drive the outperformance we are seeing. Service metrics such as on-time deliveries and velocity have improved, operating margins have increased dramatically with more opportunity to expand and the company has driven new revenues from such markets as domestic Canada container traffic, grain and crude by rail. Most recently, a new CFO has joined the company and had a positive impact on driving better capital allocation decisions, including commencing a share repurchase program that further benefits shareholders.

Sensata also put up impressive results during the period. The company creates sensors and controls that go into a number of durable goods. We believe Sensata is poised for long-term growth as sensors continue to be used more heavily in automobiles. We also think the company will benefit from the greater penetration of electronic appliances in emerging markets, as many of these appliances use Sensata technology. The stock was up this period due to an anticipated pick-up in demand for European high-end luxury automobiles, which tend to have a high level of Sensata content in their vehicles.

Outside of the industrial sector, Apple was a top contributor. The stock was up in part due to anticipation of a larger form-factor iPhone. The stock has also been driven up in recent months as the market has gotten confirmation that Apple does, in fact, have a place in emerging markets such as China, where smartphones are experiencing the highest growth. The bear case against Apple had been that the company would experience little growth in those markets as it faces stiff competition from cheaper smartphone options. However, the success of Apple phones that are being offered by some of China’s largest mobile carriers has disproved that theory. We maintained our conviction in Apple during a volatile time period for the stock over the last 12 months. Our view is that Apple is a strong brand, and that as consumers get more familiar with Apple products, they get more deeply entrenched in the Apple ecosystem, branching out to buy new Apple products and returning to the brand when it is time to update existing ones. We see evidence in this trend by the fact that household spending on Apple products continues to increase. We also think Apple’s management team has made favorable capital allocation decisions by reducing its share count recently.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Portfolio.

OUTLOOK

We expect moderate growth for the U.S. economy in the coming months and a reasonable backdrop for equity investing. Among the positives we see are continued, gradual improvement in the housing market and an improving employment picture. The U.S. deficit is also much lower, which in our view, diminishes the risk of policy errors by the government such as extreme taxation. The reduced threat of policy errors by the government could in turn encourage more capital spending by companies.

We continue to find investment opportunities among U.S. large-cap stocks. On a broad basis, we do not think the market is overvalued, especially in a low-rate, low-inflation environment. However, multiples have expanded considerably since 2013. We have mentioned this in previous commentaries, but after multiple expansion, we would expect companies to need to demonstrate earnings growth to experience further stock price appreciation. We believe this bodes well for our investment process. If we are correct in identifying competitively advantaged companies with sustainable, long-term growth drivers in place, we believe those companies should be able to put up earnings growth in excess of the market.

Thank you for your investment in Janus Aspen Janus Portfolio.

2 | JUNE 30, 2014

(unaudited)

Janus Aspen Janus Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	0.89%
Canadian Pacific Railway, Ltd. (U.S. Shares)	0.49%
Cadence Design Systems, Inc.	0.47%
Sensata Technologies Holding NV	0.41%
Union Pacific Corp.	0.35%

5 Bottom Performers – Holdings

Contribution

Whole Foods Market, Inc.	–0.57%
Amazon.com, Inc.	–0.23%
L Brands, Inc.	–0.23%
Sally Beauty Holdings, Inc.	–0.21%
ARM Holdings PLC	–0.20%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Industrials	0.61%	15.26%	12.37%
Financials	0.33%	3.96%	5.47%
Other**	0.03%	–1.30%	0.00%
Materials	0.01%	2.69%	4.55%
Utilities	0.00%	0.93%	0.15%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	–0.69%	18.20%	19.19%
Consumer Staples	–0.64%	6.92%	11.78%
Information Technology	–0.35%	32.23%	26.94%
Energy	–0.26%	4.90%	4.80%
Health Care	–0.08%	15.60%	12.58%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Aspen Series | 3

Janus Aspen Janus Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2014

Apple, Inc. Technology Hardware, Storage & Peripherals	5.8%
Google, Inc. – Class C Internet Software & Services	3.0%
Comcast Corp. – Class A Media	2.8%
Starbucks Corp. Hotels, Restaurants & Leisure	2.7%
American Tower Corp. Real Estate Investment Trusts (REITs)	2.7%

17.0%

Asset Allocation – (% of Net Assets)
As of June 30, 2014

*Includes Cash and Other of (0.9)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2014

As of December 31, 2013

4 | JUNE 30, 2014

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014						Expense Ratios – per the May 1, 2014 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Janus Portfolio – Institutional Shares	4.86%	25.01%	16.82%	7.04%	7.99%	0.54%

Janus Aspen Janus Portfolio – Service Shares	4.73%	24.69%	16.53%	6.77%	7.69%	0.79%

Russell 1000® Growth Index	6.31%	26.92%	19.24%	8.20%	8.71%

S&P 500® Index	7.14%	24.61%	18.83%	7.78%	9.30%

Core Growth Index	6.73%	25.77%	19.05%	8.01%	9.05%

Morningstar Quartile – Institutional Shares	–	3rd	3rd	3rd	3rd

Morningstar Ranking – based on total returns for Large Growth Funds	–	1,110/1,762	1,033/1,546	961/1,357	363/574

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Janus Portfolio (unaudited)

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – September 13, 1993

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Institutional Shares	$1,000.00	$1,048.60	$2.74	$1,000.00	$1,022.12	$2.71	0.54%

Service Shares	$1,000.00	$1,047.30	$4.01	$1,000.00	$1,020.88	$3.96	0.79%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6 | JUNE 30, 2014

Janus Aspen Janus Portfolio

Schedule of Investments (unaudited)

As of June 30, 2014

Shares		Value

Common Stock – 100.9%
Aerospace & Defense – 3.1%
50,246	Honeywell International, Inc.	$4,670,366
52,361	Precision Castparts Corp.	13,215,916

		17,886,282
Beverages – 3.5%
121,293	Diageo PLC	3,872,974
22,943	Pernod Ricard SA	2,754,982
243,076	SABMiller PLC	14,092,327

		20,720,283
Biotechnology – 6.9%
11,681	Alexion Pharmaceuticals, Inc.*	1,825,156
38,025	Biogen Idec, Inc.*	11,989,663
125,384	Celgene Corp.*	10,767,978
91,335	Gilead Sciences, Inc.*	7,572,585
50,807	Medivation, Inc.*	3,916,204
49,140	Pharmacyclics, Inc.*	4,408,349

		40,479,935
Capital Markets – 0.4%
30,697	T Rowe Price Group, Inc.	2,591,134
Chemicals – 3.5%
26,635	Air Products & Chemicals, Inc.	3,425,794
75,202	Monsanto Co.	9,380,697
32,122	PPG Industries, Inc.	6,750,438
15,342	Rockwood Holdings, Inc.	1,165,839

		20,722,768
Communications Equipment – 2.9%
78,160	Motorola Solutions, Inc.	5,203,111
148,011	QUALCOMM, Inc.	11,722,471

		16,925,582
Electric Utilities – 1.0%
140,319	Brookfield Infrastructure Partners LP	5,854,109
Electrical Equipment – 2.1%
262,210	Sensata Technologies Holding NV*	12,266,184
Electronic Equipment, Instruments & Components – 2.5%
79,646	Amphenol Corp. – Class A	7,673,096
117,024	TE Connectivity, Ltd. (U.S. Shares)	7,236,764

		14,909,860
Energy Equipment & Services – 0.4%
38,679	Dresser-Rand Group, Inc.*	2,465,013
Food & Staples Retailing – 1.2%
183,887	Whole Foods Market, Inc.	7,103,555
Health Care Equipment & Supplies – 0.5%
28,319	Zimmer Holdings, Inc.	2,941,211
Health Care Providers & Services – 1.6%
44,154	Aetna, Inc.	3,580,006
127,907	Catamaran Corp. (U.S. Shares)*	5,648,373

		9,228,379
Health Care Technology – 0.6%
27,355	athenahealth, Inc.*	3,422,931
Hotels, Restaurants & Leisure – 4.3%
8,982	Chipotle Mexican Grill, Inc.*	5,321,925
89,690	Dunkin’ Brands Group, Inc.	4,108,699
204,389	Starbucks Corp.	15,815,621

		25,246,245
Household Products – 1.4%
122,788	Colgate-Palmolive Co.	8,371,686
Industrial Conglomerates – 1.0%
76,606	Danaher Corp.	6,031,190
Information Technology Services – 3.2%
127,286	MasterCard, Inc. – Class A	9,351,703
44,599	Visa, Inc. – Class A	9,397,455

		18,749,158
Insurance – 1.0%
64,544	Aon PLC	5,814,769
Internet & Catalog Retail – 3.3%
24,830	Amazon.com, Inc.*	8,064,288
39,331	Ctrip.com International, Ltd. (ADR)*	2,518,757
5,103	Priceline Group, Inc.*	6,138,909
213,400	Rakuten, Inc.	2,757,830

		19,479,784
Internet Software & Services – 6.4%
7,947	CoStar Group, Inc.*	1,256,977
66,981	Facebook, Inc. – Class A*	4,507,151
21,353	Google, Inc. – Class A*,†	12,484,458
30,496	Google, Inc. – Class C*	17,543,739
8,716	LinkedIn Corp. – Class A*	1,494,533
14,467	Twitter, Inc.*	592,713

		37,879,571
Leisure Products – 0.5%
76,656	Mattel, Inc.	2,987,284
Machinery – 1.7%
134,395	Colfax Corp.*	10,017,803
Media – 5.8%
307,734	Comcast Corp. – Class A	16,519,161
364,607	Twenty-First Century Fox, Inc. – Class A	12,815,936
55,593	Walt Disney Co.	4,766,544

		34,101,641
Oil, Gas & Consumable Fuels – 4.5%
56,946	Antero Resources Corp.*	3,737,366
108,981	Enterprise Products Partners LP	8,532,122
43,515	EOG Resources, Inc.	5,085,163
114,054	Noble Energy, Inc.	8,834,623

		26,189,274
Personal Products – 0.3%
26,802	Estee Lauder Cos., Inc. – Class A	1,990,317
Pharmaceuticals – 5.7%
73,560	Endo International PLC*	5,150,671
61,964	Jazz Pharmaceuticals PLC*	9,109,328
49,261	Johnson & Johnson	5,153,686
25,312	Perrigo Co. PLC	3,689,477
37,431	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	4,720,798
166,939	Zoetis, Inc.	5,387,121

		33,211,081
Professional Services – 0.9%
85,901	Verisk Analytics, Inc. – Class A*	5,155,778

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Janus Aspen Janus Portfolio

Schedule of Investments (unaudited)

As of June 30, 2014

Shares		Value

Real Estate Investment Trusts (REITs) – 3.5%
175,617	American Tower Corp.	$15,802,018
4,423,715	Colony American Homes Holdings III LP – Private Placement*,§	4,866,086

		20,668,104
Real Estate Management & Development – 0.6%
114,124	CBRE Group, Inc. – Class A*	3,656,533
Road & Rail – 3.3%
62,869	Canadian Pacific Railway, Ltd. (U.S. Shares)	11,388,091
82,339	Union Pacific Corp.	8,213,315

		19,601,406
Semiconductor & Semiconductor Equipment – 4.0%
862,944	ARM Holdings PLC	13,009,354
461,286	Atmel Corp.*	4,322,250
130,293	Freescale Semiconductor, Ltd.*	3,061,886
755,942	Taiwan Semiconductor Manufacturing Co., Ltd.	3,202,929

		23,596,419
Software – 5.9%
52,351	ANSYS, Inc.*	3,969,253
814,329	Cadence Design Systems, Inc.*	14,242,614
13,164	Concur Technologies, Inc.*	1,228,728
14,330	NetSuite, Inc.*	1,244,990
82,571	Oracle Corp.	3,346,603
181,991	Salesforce.com, Inc.*	10,570,037

		34,602,225
Specialty Retail – 5.2%
5,015	AutoZone, Inc.*	2,689,244
155,001	Home Depot, Inc.	12,548,881
58,990	PetSmart, Inc.	3,527,602
199,223	Sally Beauty Holdings, Inc.*	4,996,513
63,413	TJX Cos., Inc.	3,370,401
34,260	Ulta Salon Cosmetics & Fragrance, Inc.	3,131,706

		30,264,347
Technology Hardware, Storage & Peripherals – 5.8%
367,809	Apple, Inc.†	34,180,490
Trading Companies & Distributors – 1.8%
40,472	MSC Industrial Direct Co., Inc. – Class A	3,870,742
25,588	WW Grainger, Inc.	6,506,261

		10,377,003
Wireless Telecommunication Services – 0.6%
110,267	T-Mobile U.S., Inc.	3,707,177

Total Common Stock (cost $448,913,124)		593,396,511

Counterparty/Reference Asset
OTC Purchased Option – Call – 0%
Morgan Stanley & Co. International PLC: Zimmer Holdings, Inc. expires December 2014 222 contracts exercise price $105.00 (premiums paid $120,536)		125,459

Total Investments (total cost $449,033,660) – 100.9%		593,521,970

Liabilities, net of Cash, Receivables and Other Assets – (0.9)%		(5,414,092)

Net Assets – 100%		$588,107,878

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$529,555,555	89.2%
United Kingdom	30,974,655	5.2
Canada	21,757,262	3.7
Taiwan	3,202,929	0.5
Japan	2,757,830	0.5
France	2,754,982	0.5
China	2,518,757	0.4

Total	$593,521,970	100.0%

Schedule of Forward Currency Contracts, Open

	Currency	Currency	Unrealized
Counterparty/Currency and Settlement Date	Units Sold	Value	Depreciation

Credit Suisse International:
British Pound 7/17/14	1,640,000	$2,805,959	$(53,957)
Euro 7/17/14	382,000	523,068	(4,033)
Japanese Yen 7/17/14	63,800,000	629,959	(7,835)

		3,958,986	(65,825)

HSBC Securities (USA), Inc.:
British Pound 7/24/14	3,400,000	5,816,859	(57,191)
Euro 7/24/14	540,000	739,435	(9,172)
Japanese Yen 7/24/14	74,500,000	735,656	(5,547)

		7,291,950	(71,910)

JPMorgan Chase & Co.:
British Pound 7/10/14	3,490,000	5,971,601	(126,211)
Euro 7/10/14	382,000	523,053	(3,124)
Japanese Yen 7/10/14	36,000,000	355,441	(2,308)

		6,850,095	(131,643)

RBC Capital Markets Corp.:
British Pound 7/31/14	3,230,000	5,525,674	(26,599)
Japanese Yen 7/31/14	63,000,000	622,136	(4,791)

		6,147,810	(31,390)

Total		$24,248,841	$(300,768)

Schedule of OTC Written Options – Puts

Counterparty/Reference Asset	Value

Credit Suisse International:
Oracle Corp. expires September 2014 1,557 contracts exercise price $34.00	$(24,821)
Zimmer Holdings, Inc. expires December 2014 112 contracts exercise price $100.00	(51,322)
Morgan Stanley & Co. International PLC: Zimmer Holdings, Inc. expires December 2014 110 contracts exercise price $100.00	(50,405)

Total OTC Written Options – Puts (premiums received $341,973)	$(126,548)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2014

Notes to Schedule of Investments and Other Information (unaudited)

Core Growth Index	An internally-calculated, hypothetical combination of total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

LP	Limited Partnership

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2014, is noted below.

Portfolio	Aggregate Value

Janus Aspen Janus Portfolio	$38,372,200

§	Schedule of Restricted and Illiquid Securities (as of June 30, 2014)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Janus Portfolio
Colony American Homes Holdings III LP – Private Placement	1/30/13	$4,429,260	$4,866,086	0.8%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2014. The issuer incurs all registration costs.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2014. Unless otherwise indicated, all information in the table is for the period ended June 30, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/13	Purchases	Sales	at 6/30/14	Gain/(Loss)	Income	at 6/30/14

Janus Aspen Janus Portfolio
Janus Cash Liquidity Fund LLC	8,086,000	9,247,077	(17,333,077)	–	$–	$98	$–

Janus Aspen Series | 9

Notes to Schedule of Investments and Other Information (unaudited) (continued)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Janus Portfolio
Assets
Investments in Securities:
Common Stock
Real Estate Investments Trusts (REITs)	$15,802,018	$–	$4,866,086
All Other	572,728,407	–	–

OTC Purchased Option – Call	–	125,459	–

Total Assets	$588,530,425	$125,459	$4,866,086

Liabilities
Other Financial Instruments(a) – Liabilities:
Forward Currency Contracts	$–	$300,768	$–
Options Written, at Value	–	126,548	–

Total Liabilities	$–	$427,316	$–

(a)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

10 | JUNE 30, 2014

Statement of Assets and Liabilities

Janus Aspen
Janus
As of June 30, 2014 (unaudited)	Portfolio

Assets:
Investments at cost	$449,033,660
Investments at value	$593,521,970
Closed foreign currency contracts	1,301
Non-interested Trustees’ deferred compensation	11,919
Receivables:
Investments sold	3,165,037
Portfolio shares sold	118,620
Dividends	267,188
Foreign dividend tax reclaim	30,719
Other assets	985
Total Assets	597,117,739
Liabilities:
Due to custodian	5,538,378
Forward currency contracts	300,768
Closed foreign currency contracts	17,055
Options written, at value(1)	126,548
Payables:
Investments purchased	2,198,977
Portfolio shares repurchased	461,991
Advisory fees	237,067
Fund administration fees	4,816
Distribution fees and shareholder servicing fees	33,821
Non-interested Trustees’ fees and expenses	4,266
Non-interested Trustees’ deferred compensation fees	11,919
Accrued expenses and other payables	74,255
Total Liabilities	9,009,861
Net Assets	$588,107,878
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$465,657,120
Undistributed net investment income*	1,059,811
Undistributed net realized loss from investment and foreign currency transactions*	(23,013,162)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	144,404,109
Total Net Assets	$588,107,878
Net Assets - Institutional Shares	$423,179,147
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	12,738,774
Net Asset Value Per Share	$33.22
Net Assets - Service Shares	$164,928,731
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,038,459
Net Asset Value Per Share	$32.73

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Premiums received $341,973

See Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Operations

Janus Aspen
Janus
For the period ended June 30, 2014 (unaudited)	Portfolio

Investment Income:
Dividends	$2,738,234
Dividends from affiliates	98
Foreign tax withheld	(24,222)
Total Investment Income	2,714,110
Expenses:
Advisory fees	1,408,821
Shareholder reports expense	28,486
Transfer agent fees and expenses	816
Registration fees	16,328
Custodian fees	16,015
Professional fees	35,765
Non-interested Trustees’ fees and expenses	9,390
Fund administration fees	23,419
Distribution fees and shareholder servicing fees - Service Shares	202,936
Other expenses	28,271
Total Expenses	1,770,247
Net Expenses after Waivers and Expense Offsets	1,770,247
Net Investment Income	943,863
Net Realized Gain on Investments:
Investments and foreign currency transactions	68,659,928
Written options contracts	145,775
Total Net Realized Gain on Investments	68,805,703
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(42,577,477)
Written options contracts	69,202
Total Change in Unrealized Net Appreciation/Depreciation	(42,508,275)
Net Increase in Net Assets Resulting from Operations	$27,241,291

See Notes to Financial Statements.

12 | JUNE 30, 2014

Statements of Changes in Net Assets

	Janus Aspen
	Janus
	Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2014	2013(1)

Operations:
Net investment income	$943,863	$3,319,375
Net realized gain on investments	68,805,703	90,205,215
Change in unrealized net appreciation/depreciation	(42,508,275)	58,688,099
Net Increase in Net Assets Resulting from Operations	27,241,291	152,212,689
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(1,075,832)	(3,138,566)
Service Shares	(262,134)	(1,160,889)
Net Realized Gain from Investment Transactions*
Institutional Shares	(30,030,116)	–
Service Shares	(11,901,662)	–
Net Decrease from Dividends and Distributions to Shareholders	(43,269,744)	(4,299,455)
Capital Share Transactions:
Shares Sold
Institutional Shares	3,830,963	8,001,039
Service Shares	5,259,237	8,110,591
Reinvested Dividends and Distributions
Institutional Shares	31,105,948	3,138,566
Service Shares	12,163,796	1,160,889
Shares Repurchased
Institutional Shares	(33,955,097)	(55,778,112)
Service Shares	(18,751,490)	(60,561,625)
Net Decrease from Capital Share Transactions	(346,643)	(95,928,652)
Net Increase/(Decrease) in Net Assets	(16,375,096)	51,984,582
Net Assets:
Beginning of period	604,482,974	552,498,392
End of period	$588,107,878	$604,482,974

Undistributed Net Investment Income*	$1,059,811	$1,453,914

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights

Institutional Shares

For a share outstanding during the period ended June 30,	Janus Aspen Janus Portfolio
2014 (unaudited) and each year ended December 31	2014	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$34.20	$26.45	$22.84	$24.26	$21.43	$15.81
Income from Investment Operations:
Net investment income	0.07(1)	0.16	0.27	0.20	0.16	0.12
Net gain/(loss) on investments (both realized and unrealized)	1.58	7.83	3.92	(1.48)	2.91	5.60
Total from Investment Operations	1.65	7.99	4.19	(1.28)	3.07	5.72
Less Distributions:
Dividends (from net investment income)*	(0.09)	(0.24)	(0.14)	(0.14)	(0.24)	(0.10)
Distributions (from capital gains)*	(2.54)	–	(0.44)	–	–	–
Total Distributions	(2.63)	(0.24)	(0.58)	(0.14)	(0.24)	(0.10)
Net Asset Value, End of Period	$33.22	$34.20	$26.45	$22.84	$24.26	$21.43
Total Return**	4.86%	30.34%	18.59%	(5.30)%	14.52%	36.26%
Net Assets, End of Period (in thousands)	$423,179	$433,603	$374,860	$352,646	$424,037	$441,921
Average Net Assets for the Period (in thousands)	$418,552	$399,973	$377,786	$393,230	$409,886	$380,924
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.54%	0.54%	0.53%	0.62%	0.70%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.54%	0.54%	0.53%	0.62%	0.70%	0.68%
Ratio of Net Investment Income to Average Net Assets***	0.40%	0.65%	1.08%	0.81%	0.60%	0.59%
Portfolio Turnover Rate	34%	50%	38%	90%	43%	56%

Service Shares

For a share outstanding during the period ended
June 30, 2014 (unaudited) and each year ended	Janus Aspen Janus Portfolio
December 31	2014	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$33.74	$26.13	$22.60	$24.03	$21.11	$15.59
Income from Investment Operations:
Net investment income	0.02(1)	0.02	0.17	0.09	0.03	0.07
Net gain on investments (both realized and unrealized)	1.57	7.79	3.91	(1.41)	2.97	5.52
Total from Investment Operations	1.59	7.81	4.08	(1.32)	3.00	5.59
Less Distributions:
Dividends (from net investment income)*	(0.06)	(0.20)	(0.11)	(0.11)	(0.08)	(0.07)
Distributions (from capital gains)*	(2.54)	–	(0.44)	–	–	–
Total Distributions	(2.60)	(0.20)	(0.55)	(0.11)	(0.08)	(0.07)
Net Asset Value, End of Period	$32.73	$33.74	$26.13	$22.60	$24.03	$21.11
Total Return**	4.73%	29.99%	18.28%	(5.54)%	14.26%	35.93%
Net Assets, End of Period (in thousands)	$164,929	$170,880	$177,638	$179,012	$242,135	$2,046,895
Average Net Assets for the Period (in thousands)	$164,635	$174,538	$184,029	$216,273	$962,905	$1,528,802
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.79%	0.79%	0.78%	0.87%	0.92%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.79%	0.79%	0.78%	0.87%	0.92%	0.92%
Ratio of Net Investment Income to Average Net Assets***	0.15%	0.41%	0.82%	0.56%	0.39%	0.32%
Portfolio Turnover Rate	34%	50%	38%	90%	43%	56%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

14 | JUNE 30, 2014

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Janus Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Janus Aspen Series | 15

Notes to Financial Statements (unaudited) (continued)

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that

16 | JUNE 30, 2014

reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2014 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of June 30, 2014.

There were no transfers between Level 1, Level 2 and Level 3 during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2014 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk,

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.

During the period, the Portfolio entered into forward contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

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The following table provides average ending monthly contract amounts on sold forward contracts during the period ended June 30, 2014.

Portfolio	Sold

Janus Aspen Janus Portfolio	$302,474,429

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value.” Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations.

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

During the period, the Portfolio purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

The following table provides average ending monthly market value amounts on purchased call options during the period ended June 30, 2014.

Portfolio	Purchased Call Options

Janus Aspen Janus Portfolio	$484,776

During the period, the Portfolio wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

The following table provides average ending monthly market value amounts on written put options during the period ended June 30, 2014.

Portfolio	Written Put Options

Janus Aspen Janus Portfolio	$75,584

Written option activity for the period ended June 30, 2014 is indicated in the table below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Janus Portfolio
Options outstanding at December 31, 2013	1,715	$168,070
Options written	1,779	341,973
Options closed	(1,715)	(168,070)
Options expired	–	–
Options exercised	–	–

Options outstanding at June 30, 2014	1,779	$341,973

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2014.

Fair Value of Derivative Instruments as of June 30, 2014

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Aspen Janus Portfolio
Currency Contracts			Forward currency contracts	$300,768
Equity Contracts	Unaffiliated investments at value	$125,459*	Options written, at value	126,548

Total		$125,459		$427,316

*	Amounts relate to purchased options.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2014.

The effect of Derivative Instruments on the Statement of Operations for the period ended June 30, 2014

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investment and foreign
hedging instruments	currency transactions	Written options contracts	Total

Janus Aspen Janus Portfolio
Currency Contracts	$(891,903)	$–	$(891,903)
Equity Contracts	532,488*	145,775	678,263

Total	$(359,415)	$145,775	$(213,640)

*	Amounts relate to purchased options.

Change in Unrealized Net Appreciation/(Depreciation) on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation	Written options contracts	Total

Janus Aspen Janus Portfolio
Currency Contracts	$(56,103)	$–	$(56,103)
Equity Contracts	(663,527)*	69,202	(594,325)

Total	$(719,630)	$69,202	$(650,428)

*	Amounts relate to purchased options.

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks

20 | JUNE 30, 2014

took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, the Portfolio does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of June 30, 2014” table located in Note 2 of these Notes to Financial Statements.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts	Gross Amounts in the
Counterparty	of Recognized Assets	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

Morgan Stanley & Co. International PLC	$125,459	$(50,405)	$–	$75,054

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts	Gross Amounts in the
Counterparty	of Recognized Liabilities	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse International	$141,968	$–	$–	$141,968
HSBC Securities (USA), Inc.	71,910	–	–	71,910
JPMorgan Chase & Co.	131,643	–	–	131,643
Morgan Stanley & Co. International PLC	50,405	(50,405)	–	–
RBC Capital Markets Corp.	31,390	–	–	31,390

Total	$427,316	$(50,405)	$–	$376,911

*	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Portfolio does not exchange collateral on its forward currency contracts with its counterparties; however, the Portfolio will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts.

The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

22 | JUNE 30, 2014

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Janus Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Janus Portfolio	Core Growth Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 12 months. When the Portfolio’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. The Performance Adjustment began July 2011 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of the Portfolio’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) to the Institutional Shares.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the period ended June 30, 2014, the Portfolio recorded a Performance Adjustment of $(431,482).

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2014 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $144,500 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2014.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $18,154 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2014. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

24 | JUNE 30, 2014

During the period ended June 30, 2014, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Janus Portfolio	$447,403,927	$149,587,160	$(3,469,117)	$146,118,043

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2013, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2013

		Accumulated
Portfolio	December 31, 2017	Capital Losses

Janus Aspen Janus Portfolio(1)	$(93,222,242)	$(93,222,242)

(1)	Capital loss carryover is subject to annual limitations, $(23,370,699) should be available in the next fiscal year.

6.	Capital Share Transactions

	Janus Aspen Janus Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2014	2013(1)

Transactions in Portfolio Shares – Institutional Shares
Shares sold	112,660	270,005
Reinvested dividends and distributions	941,463	106,005
Shares repurchased	(994,557)	(1,869,564)
Net Increase/(Decrease) in Portfolio Shares	59,566	(1,493,554)
Shares Outstanding, Beginning of Period	12,679,208	14,172,762
Shares Outstanding, End of Period	12,738,774	12,679,208

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

	Janus Aspen Janus Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2014	2013(1)

Transactions in Portfolio Shares – Service Shares
Shares sold	159,297	277,787
Reinvested dividends and distributions	373,581	39,977
Shares repurchased	(558,676)	(2,051,746)
Net Increase/(Decrease) in Portfolio Shares	(25,798)	(1,733,982)
Shares Outstanding, Beginning of Period	5,064,257	6,798,239
Shares Outstanding, End of Period	5,038,459	5,064,257

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Janus Portfolio	$201,668,689	$232,769,180	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2014 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

26 | JUNE 30, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

Janus Aspen Series | 27

Additional Information (unaudited) (continued)

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

28 | JUNE 30, 2014

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Janus Aspen Series | 29

Additional Information (unaudited) (continued)

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

30 | JUNE 30, 2014

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited) (continued)

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

32 | JUNE 30, 2014

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

36 | JUNE 30, 2014

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

Janus Aspen Series | 37

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2014. As the investing environment changes, so could opinions. These views are unique and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

38 | JUNE 30, 2014

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio.

Janus Aspen Series | 39

Useful Information About Your Portfolio Report (unaudited) (continued)

Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

40 | JUNE 30, 2014

Notes

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0814-70663	109-24-81111 08-14

semiannual report
June 30, 2014

Janus Aspen Series

Janus Aspen Overseas Portfolio

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Janus Aspen Overseas Portfolio (unaudited)

PORTFOLIO SNAPSHOT The Portfolio invests opportunistically. We believe our fundamental research uncovers stocks in which the market price does not reflect a company’s long-term fundamentals.	Brent Lynn portfolio manager

PERFORMANCE OVERVIEW

Janus Aspen Overseas Portfolio’s Institutional Shares and Service Shares returned 4.80% and 4.67%, respectively, over the six-month period ended June 30, 2014. The Portfolio’s primary benchmark, the MSCI All Country World ex-U.S. Index returned 5.56%, and its secondary benchmark, the MSCI EAFE Index returned 4.78% during the period.

INVESTMENT ENVIRONMENT

The landslide election victory of the pro-business Bharatiya Janata Party (BJP) and new Prime Minister Narendra Modi in India, and more stability in the global economy contributed to a rebound in emerging market equities over the second half of the period and gains for broader global indices. We believe Modi’s strong mandate could be a seminal event for the country and ultimately accelerate medium and long-term economic growth in India.

Elsewhere, China’s economic growth slowed, although in a measured manner; significantly, new leadership continued enacting important economic reforms that should have beneficial effects long-term. Brazil’s market also performed well in anticipation of the country’s fall election; however, inflation and economic growth remained problems. Developed markets lagged emerging markets, with the U.S. and Europe leading the Pacific region. Japan’s economy was stable in the period, although lack of progress in Prime Minister Shinzo Abe’s economic reforms disappointed investors. The U.S. economy, meanwhile, continued to improve, as did Europe’s, particularly for the peripheral countries that were most negatively impacted by the region’s sovereign debt crisis.

PERFORMANCE DISCUSSION

The Portfolio’s emerging market exposure helped performance during the period, led by our holdings and significant overweight in India, although our holdings and overweight in another emerging market, Russia, detracted.

I didn’t foresee that protests in Ukraine in March would lead to perhaps the most dramatic escalation in geopolitical tension since the Cold War. While I believed cooler heads would ultimately prevail, geopolitical risk rose significantly. As a result, I sold our largest Russian position, Sberbank, despite my view that the Russian bank has an extremely strong franchise and undervalued stock price. Another Russian holding, TCS Group Holding, was also among the Portfolio’s top detractors. I believe the credit card company has a developed cost-effective business model for identifying creditworthy customers and has significant growth potential in Russia.

UK-based oil and gas exploration and production firm Ophir Energy also weighed on performance after the company reported disappointing drilling results offshore Gabon in Western Africa. Despite this disappointment, we believe that Ophir has further potentially exciting exploration prospects in Africa as well as opportunities to sell down existing discoveries.

Two of the Portfolio’s top contributors were from India and were beneficiaries of improved market sentiment surrounding the likelihood of more investment-friendly policies under the BJP and Modi. Our opportunistic investment approach often leads us to companies we believe have strong long-term growth prospects and compelling valuations that have been punished by the market because of short-term headwinds. These types of stocks often respond very strongly when investors become less risk averse and short-term focused and once again are willing to look at companies’ longer-term potential and valuation.

Two of our largest contributors, Adani Enterprises and Reliance Industries, had been very negatively impacted by government policy gridlock in India prior to the political rise of Modi last fall. The potential for government action and policy reform helped both stocks during the period. Energy conglomerate Reliance had suffered from government gridlock on natural gas pricing and regulation, while integrated power provider Adani encountered regulatory issues pertaining to coal and electricity pricing.

Janus Aspen Series | 1

Janus Aspen Overseas Portfolio (unaudited)

Reliance also reported good earnings in its latest quarter; we think it is poised for a growth cycle in all of its key businesses – oil refining, petrochemicals, oil and gas production, retail and telecommunications.

The Portfolio’s largest holding, Li & Fung, also saw strong gains to contribute to the Portfolio’s performance. The world leader in outsourcing logistics to retailers announced a potential spin-off of its portfolio of owned and licensed brands, which had struggled over the past few years. I believe a refocusing on organic growth in the company’s core retail outsourcing business could drive a higher valuation for the company.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Portfolio.

OUTLOOK

Although some of our holdings bounced during the latter half of the period, I continue to believe that many of the Portfolio’s holdings remain dramatically undervalued. I believe some improvement in investor risk tolerance will result in significant revaluation of companies with strong long-term prospects but somewhat uncertain short-term outlooks.

In terms of positioning, I trimmed some of the stocks that had performed strongly during the period and added several new companies, as well as adding to existing positions. I believe the Portfolio is invested in strong companies with exciting medium and long-term prospects trading at attractive valuations. I am very excited about the potential for Janus Overseas Portfolio.

Thank you for your continued investment in Janus Aspen Overseas Portfolio.

2 | JUNE 30, 2014

(unaudited)

Janus Aspen Overseas Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Li & Fung, Ltd.	1.13%
Adani Enterprises, Ltd.	1.05%
Reliance Industries, Ltd.	0.90%
State Bank of India	0.88%
DLF, Ltd.	0.84%

5 Bottom Performers – Holdings

Contribution

Morgan Stanley & Co. International PLC Sberbank of Russia Total Return Swap	–0.81%
Ophir Energy PLC	–0.75%
TCS Group Holding PLC (GDR)	–0.60%
ARM Holdings PLC	–0.60%
Shangri-La Asia, Ltd.	–0.44%

5 Top Performers – Sectors*

		Portfolio Weighting	MSCI All Country World ex-U.S.
	Portfolio Contribution	(Average % of Equity)	IndexSM Weighting

Financials	1.70%	18.10%	26.68%
Industrials	1.31%	14.65%	11.12%
Telecommunication Services	0.26%	0.00%	5.38%
Consumer Staples	0.25%	1.83%	9.90%
Health Care	0.14%	7.28%	8.14%

5 Bottom Performers – Sectors*

		Portfolio Weighting	MSCI All Country World ex-U.S.
	Portfolio Contribution	(Average % of Equity)	IndexSM Weighting

Information Technology	–2.68%	16.16%	6.76%
Energy	–0.64%	18.84%	9.22%
Materials	–0.12%	3.04%	8.61%
Utilities	–0.09%	0.39%	3.47%
Other**	0.05%	1.21%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Aspen Series | 3

Janus Aspen Overseas Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2014

Li & Fung, Ltd. Textiles, Apparel & Luxury Goods	7.2%
Reliance Industries, Ltd. Oil, Gas & Consumable Fuels	6.1%
United Continental Holdings, Inc. Airlines	5.1%
Petroleo Brasileiro SA (ADR) Oil, Gas & Consumable Fuels	4.1%
Nintendo Co., Ltd. Software	3.7%

26.2%

Asset Allocation – (% of Net Assets)
As of June 30, 2014

Emerging markets comprised 42.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2014

As of December 31, 2013

4 | JUNE 30, 2014

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014						Expense Ratios – per the May 1, 2014 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Overseas Portfolio – Institutional Shares	4.80%	23.79%	7.78%	11.52%	10.74%	0.51%

Janus Aspen Overseas Portfolio – Service Shares	4.67%	23.49%	7.51%	11.24%	10.60%	0.76%

MSCI All Country World ex-U.S. IndexSM	5.56%	21.75%	11.11%	7.75%	N/A**

MSCI EAFE® Index	4.78%	23.57%	11.77%	6.93%	5.48%

Morningstar Quartile – Institutional Shares	–	1st	4th	1st	1st

Morningstar Ranking – based on total returns for Foreign Large Blend Funds	–	100/804	666/698	3/482	4/184

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

Investments in derivatives can be highly volatile and involve additional risks than if the underlying securities were held directly. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Overseas Portfolio (unaudited)

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – May 2, 1994
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Institutional Shares	$1,000.00	$1,048.00	$2.64	$1,000.00	$1,022.22	$2.61	0.52%

Service Shares	$1,000.00	$1,046.70	$3.91	$1,000.00	$1,020.98	$3.86	0.77%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6 | JUNE 30, 2014

Janus Aspen Overseas Portfolio

Schedule of Investments (unaudited)

As of June 30, 2014

Shares		Value

Common Stock – 97.5%
Air Freight & Logistics – 1.6%
146,058	Panalpina Welttransport Holding AG	$23,129,419
Airlines – 5.1%
1,748,187	United Continental Holdings, Inc.*,†	71,798,040
Automobiles – 0.2%
1,129,300	SAIC Motor Corp., Ltd. – Class Aß	2,784,575
Beverages – 1.1%
175,583	Remy Cointreau SA	16,153,107
Commercial Banks – 5.1%
631,052	Axis Bank, Ltd.	20,134,588
398,160	Punjab National Bank	6,568,912
674,425	State Bank of India	30,124,279
1,099,898	TCS Group Holding PLC (GDR)*	7,204,332
1,124,139	Turkiye Halk Bankasi A/S	8,437,809

		72,469,920
Communications Equipment – 3.2%
3,781,118	Telefonaktiebolaget LM Ericsson – Class B†	45,710,114
Construction & Engineering – 1.6%
9,553,400	Louis XIII Holdings, Ltd.	7,235,743
2,305,363	UGL, Ltd.	14,866,719

		22,102,462
Electrical Equipment – 0.3%
225,232	Havells India, Ltd.	4,391,163
Food & Staples Retailing – 1.1%
712,669	X5 Retail Group NV (GDR)*	15,386,524
Food Products – 0.1%
46,586,847	Chaoda Modern Agriculture Holdings, Ltd.ß	1,983,647
Hotels, Restaurants & Leisure – 4.9%
10,246,515	Bwin.Party Digital Entertainment PLC	16,841,112
6,566,400	Melco Crown Philippines Resorts Corp.*	1,724,357
5,454,465	Melco International Development, Ltd.	16,503,730
302,885	Orascom Development Holding AG*	6,883,750
16,913,835	Shangri-La Asia, Ltd.	26,494,020

		68,446,969
Household Durables – 2.3%
430,900	Iida Group Holdings Co., Ltd.	6,547,093
6,586,500	MRV Engenharia e Participacoes SA	22,243,228
5,510,620	PDG Realty SA Empreendimentos e Participacoes	3,642,148

		32,432,469
Independent Power and Renewable Electricity Producers – 0.5%
7,057,844	Adani Power, Ltd.*	7,340,674
Industrial Conglomerates – 1.4%
11,777,583	John Keells Holdings PLC	19,876,366
Information Technology Services – 1.3%
436,610	QIWI PLC (ADR)#	17,608,481
Internet & Catalog Retail – 4.1%
27,120	ASOS PLC*	1,373,658
675,211	Ctrip.com International, Ltd. (ADR)*,#	43,240,513
381,602	MakeMyTrip, Ltd.*	13,405,678

		58,019,849
Internet Software & Services – 2.8%
1,642,764	Youku Tudou, Inc. (ADR)*,#	39,196,349
Media – 0.6%
491,200	Fuji Media Holdings, Inc.	8,535,018
Metals & Mining – 3.0%
2,759,977	Fortescue Metals Group, Ltd.	11,319,166
3,376,046	Hindustan Zinc, Ltd.	9,391,628
772,641	Outokumpu OYJ*	7,770,313
3,969,576	Turquoise Hill Resources, Ltd.*	13,282,769

		41,763,876
Oil, Gas & Consumable Fuels – 21.4%
1,550,084	Africa Oil Corp.*	10,606,067
848,054	Africa Oil Corp. – Private Placement*,§	5,903,724
2,465,335	Athabasca Oil Corp.*	17,700,315
2,180,754	Cairn Energy PLC	7,463,352
1,218,001	Cobalt International Energy, Inc.*	22,350,318
549,314	Euronav NV*	6,720,983
1,343,952	Karoon Gas Australia, Ltd.*	3,889,931
6,400,377	Ophir Energy PLC*	24,127,775
2,145,867	Pacific Rubiales Energy Corp.#	43,605,208
3,954,905	Petroleo Brasileiro SA (ADR)†,#	57,860,260
5,114,549	Reliance Industries, Ltd.	86,353,726
515,178	Trilogy Energy Corp.	14,099,913

		300,681,572
Pharmaceuticals – 7.9%
321,459	Endo International PLC*	22,508,559
9,752,300	Genomma Lab Internacional SAB de CV – Class B*	26,454,892
325,063	Jazz Pharmaceuticals PLC*	47,787,512
171,509	Mallinckrodt PLC*,#	13,724,150

		110,475,113
Real Estate Investment Trusts (REITs) – 1.7%
4,945,900	Concentradora Fibra Hotelera Mexicana SA de CV	8,952,062
7,822,186	Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	9,822,506
2,328,300	Prologis Property Mexico SA de CV*	4,941,114

		23,715,682
Real Estate Management & Development – 7.1%
937,603	Countrywide PLC	8,254,706
11,891,350	DLF, Ltd.	42,521,364
86,676,732	Evergrande Real Estate Group, Ltd.#	33,663,255
853,148	Kennedy Wilson Europe Real Estate PLC*	16,058,844

		100,498,169
Road & Rail – 0.8%
1,040,305	Globaltrans Investment PLC (GDR)	11,911,492
Semiconductor & Semiconductor Equipment – 3.7%
2,884,056	ARM Holdings PLC	43,478,727
912,000	Sumco Corp.	8,355,573

		51,834,300
Software – 5.0%
1,999,200	Nexon Co., Ltd.	19,086,054
430,100	Nintendo Co., Ltd.	51,485,463

		70,571,517
Textiles, Apparel & Luxury Goods – 7.2%
67,979,940	Li & Fung, Ltd.	100,695,429

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Janus Aspen Overseas Portfolio

Schedule of Investments (unaudited)

As of June 30, 2014

Shares		Value

Trading Companies & Distributors – 2.4%
4,383,510	Adani Enterprises, Ltd.	$33,167,879

Total Common Stock (cost $1,339,815,766)		1,372,680,175

Warrants – 0%
Industrial Conglomerates – 0%
348,229	John Keells Holdings PLC expires 11/12/15*	160,084
348,229	John Keells Holdings PLC expires 11/11/16*	190,016

Total Warrants (cost $165,463)		350,100

Money Market – 1.2%
16,485,000	Janus Cash Liquidity Fund LLC, 0.0737%°°,£ (cost $16,485,000)	16,485,000

Investment Purchased with Cash Collateral From Securities Lending – 5.2%
72,241,624	Janus Cash Collateral Fund LLC, 0.0689%°°,£ (cost $72,241,624)	72,241,624

Total Investments (total cost $1,428,707,853) – 103.9%		1,461,756,899

Liabilities, net of Cash, Receivables and Other Assets – (3.9)%		(54,288,218)

Net Assets – 100%		$1,407,468,681

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$282,954,047	19.4%
India	253,399,891	17.3
Hong Kong	150,928,922	10.3
China	120,868,339	8.3
Canada	105,197,996	7.2
United Kingdom	101,539,330	6.9
Japan	94,009,201	6.4
Brazil	83,745,636	5.7
Russia	52,110,829	3.6
Sweden	45,710,114	3.1
Mexico	40,348,068	2.8
Australia	30,075,816	2.1
Switzerland	30,013,169	2.1
Sri Lanka	20,226,466	1.4
Turkey	18,260,315	1.2
France	16,153,107	1.1
Finland	7,770,313	0.5
Belgium	6,720,983	0.5
Philippines	1,724,357	0.1

Total	$1,461,756,899	100.0%

††	Includes Cash Equivalents of 6.1%.

Schedule of Forward Currency Contracts, Open

	Currency	Currency	Unrealized
Counterparty/Currency and Settlement Date	Units Sold	Value	Depreciation

Credit Suisse International: Japanese Yen 7/17/14	1,710,000,000	$16,884,479	$(210,011)

HSBC Securities (USA), Inc.: Japanese Yen 7/24/14	2,465,000,000	24,340,842	(183,531)

JPMorgan Chase & Co.: Japanese Yen 7/10/14	2,175,000,000	21,474,531	(185,002)

RBC Capital Markets Corp.: Japanese Yen 7/31/14	2,330,000,000	23,009,141	(177,196)

Total		$85,708,993	$(755,740)

Total Return Swap outstanding at June 30, 2014

	Notional	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Portfolio	by the Portfolio	Termination Date	Appreciation

Credit Suisse International	$13,120,343	1 month USD LIBOR plus 75 basis points	Moscow Exchange	12/15/15	$620,824

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2014

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World ex-U.S. IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

LIBOR	London Interbank Offered Rate

LLC	Limited Liability Company

PLC	Public Limited Company

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2014, is noted below.

Portfolio	Aggregate Value

Janus Aspen Overseas Portfolio	$162,886,000

ß	Security is illiquid.

°°	Rate shown is the 7-day yield as of June 30, 2014.

#	Loaned security; a portion or all of the security is on loan at June 30, 2014.

§	Schedule of Restricted and Illiquid Securities (as of June 30, 2014)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Overseas Portfolio
Africa Oil Corp. – Private Placement	10/17/13	$6,845,546	$5,903,724	0.4%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2014. The issuer incurs all registration costs.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2014. Unless otherwise indicated, all information in the table is for the period ended June 30, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/13	Purchases	Sales	at 6/30/14	Gain/(Loss)	Income	at 6/30/14

Janus Aspen Overseas Portfolio
Janus Cash Collateral Fund LLC	–	204,340,895	(132,099,271)	72,241,624	$–	$608,800(1)	$72,241,624
Janus Cash Liquidity Fund LLC	10,292,000	189,165,768	(182,972,768)	16,485,000	–	3,009	16,485,000

Total					$–	$611,809	$88,726,624

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Aspen Series | 9

Notes to Schedule of Investments and Other Information (unaudited) (continued)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Overseas Portfolio
Assets
Investments in Securities:
Common Stock
Food Products	$–	$–	$1,983,647
Oil, Gas & Consumable Fuels	294,777,848	5,903,724	–
All Other	1,070,014,956	–	–

Warrants	350,100	–	–

Money Market	–	16,485,000	–

Investment Purchased with Cash Collateral From Securities Lending	–	72,241,624	–

Total Investments in Securities	$1,365,142,904	$94,630,348	$1,983,647

Other Financial Instruments(a) – Assets:
Outstanding Swap Contracts at Value	$–	$620,824	$–

Total Assets	$1,365,142,904	$95,251,172	$1,983,647

Liabilities
Other Financial Instruments(a) – Liabilities:
Forward Currency Contracts	$–	$755,740	$–

(a)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

10 | JUNE 30, 2014

Statement of Assets and Liabilities

Janus Aspen
Overseas
As of June 30, 2014 (unaudited)	Portfolio

Assets:
Investments at cost	$1,428,707,853
Unaffiliated investments at value(1)	$1,373,030,275
Affiliated investments at value	88,726,624
Cash denominated in foreign currency(2)	1,737,476
Restricted cash (Note 1)	13,655,743
Outstanding swap contracts at value	620,824
Non-interested Trustees’ deferred compensation	28,539
Receivables:
Investments sold	6,002,627
Portfolio shares sold	367,672
Dividends	6,524,264
Foreign dividend tax reclaim	876,035
Other assets	75,179
Total Assets	1,491,645,258
Liabilities:
Due to custodian	1,103,722
Collateral for securities loaned (Note 3)	72,241,624
Forward currency contracts	755,740
Closed foreign currency contracts	9,949
Payables:
Investments purchased	2,695,405
Portfolio shares repurchased	1,691,670
Advisory fees	551,572
Fund administration fees	11,637
Distribution fees and shareholder servicing fees	197,903
Non-interested Trustees’ fees and expenses	10,212
Non-interested Trustees’ deferred compensation fees	28,539
Foreign tax liability	4,707,066
Accrued expenses and other payables	171,538
Total Liabilities	84,176,577
Net Assets	$1,407,468,681
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,381,326,526
Undistributed net investment income*	6,562,826
Undistributed net realized loss from investment and foreign currency transactions*	(8,621,313)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation(3)	28,200,642
Total Net Assets	$1,407,468,681
Net Assets - Institutional Shares	$450,239,229
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	11,628,754
Net Asset Value Per Share	$38.72
Net Assets - Service Shares	$957,229,452
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	25,482,608
Net Asset Value Per Share	$37.56

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Unaffiliated investments at value includes $66,968,294 of securities loaned. See Note 3 in Notes to Financial Statements.
(2)	Includes cost of $1,735,709.
(3)	Net of foreign tax on investments of $4,707,066.

See Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Operations

Janus Aspen
Overseas
For the period ended June 30, 2014 (unaudited)	Portfolio

Investment Income:
Affiliated securities lending income, net	$608,800
Dividends	21,173,887
Dividends from affiliates	3,009
Other Income	73
Foreign tax withheld	(729,508)
Total Investment Income	21,056,261
Expenses:
Advisory fees	3,125,283
Shareholder reports expense	78,629
Transfer agent fees and expenses	1,339
Registration fees	18,795
Custodian fees	175,726
Professional fees	46,758
Non-interested Trustees’ fees and expenses	21,744
Fund administration fees	54,889
Distribution fees and shareholder servicing fees - Service Shares	1,155,017
Other expenses	50,135
Total Expenses	4,728,315
Net Expenses after Waivers and Expense Offsets	4,728,315
Net Investment Income	16,327,946
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	13,663,169
Swap contracts	(14,898,315)
Total Net Realized Loss on Investments	(1,235,146)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	52,747,890
Swap contracts	(4,933,717)
Total Change in Unrealized Net Appreciation/Depreciation	47,814,173
Net Increase in Net Assets Resulting from Operations	$62,906,973

(1)	Net of foreign tax on investments of $4,707,066.

See Notes to Financial Statements.

12 | JUNE 30, 2014

Statements of Changes in Net Assets

	Janus Aspen
	Overseas
	Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2014	2013(1)

Operations:
Net investment income	$16,327,946	$15,253,709
Net realized gain/(loss) on investments	(1,235,146)	177,923,785
Change in unrealized net appreciation/depreciation(2)	47,814,173	(3,438,815)
Net Increase in Net Assets Resulting from Operations	62,906,973	189,738,679
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(12,880,526)	(14,251,769)
Service Shares	(26,900,277)	(29,615,708)
Net Realized Gain from Investment Transactions*
Institutional Shares	(41,589,855)	–
Service Shares	(90,878,483)	–
Net Decrease from Dividends and Distributions to Shareholders	(172,249,141)	(43,867,477)
Capital Share Transactions:
Shares Sold
Institutional Shares	8,647,275	20,881,049
Service Shares	30,595,925	71,773,120
Reinvested Dividends and Distributions
Institutional Shares	54,470,381	14,251,769
Service Shares	117,778,760	29,615,708
Shares Repurchased
Institutional Shares	(32,756,169)	(119,910,821)
Service Shares	(90,145,266)	(243,707,047)
Net Increase/(Decrease) from Capital Share Transactions	88,590,906	(227,096,222)
Net Decrease in Net Assets	(20,751,262)	(81,225,020)
Net Assets:
Beginning of period	1,428,219,943	1,509,444,963
End of period	$1,407,468,681	$1,428,219,943

Undistributed Net Investment Income*	$6,562,826	$30,015,683

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.
(2)	Net of foreign tax on investments of $4,707,066.

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights

Institutional Shares

For a share outstanding during the period ended June 30,	Janus Aspen Overseas Portfolio
2014 (unaudited) and each year ended December 31	2014	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$42.02	$37.96	$38.15	$57.10	$45.89	$26.49
Income from Investment Operations:
Net investment income	0.53(1)(2)	1.40	0.98	0.42	0.41	0.43
Net gain/(loss) on investments (both realized and unrealized)	1.48	3.91	3.39	(18.65)	11.15	20.22
Total from Investment Operations	2.01	5.31	4.37	(18.23)	11.56	20.65
Less Distributions:
Dividends (from net investment income)*	(1.26)	(1.25)	(0.27)	(0.23)	(0.35)	(0.21)
Distributions (from capital gains)*	(4.05)	–	(4.29)	(0.49)	–	(1.04)
Total Distributions	(5.31)	(1.25)	(4.56)	(0.72)	(0.35)	(1.25)
Net Asset Value, End of Period	$38.72	$42.02	$37.96	$38.15	$57.10	$45.89
Total Return**	4.80%	14.56%	13.59%	(32.25)%	25.33%	79.15%
Net Assets, End of Period (in thousands)	$450,239	$453,796	$492,360	$473,616	$751,518	$716,237
Average Net Assets for the Period (in thousands)	$439,134	$458,592	$490,614	$632,218	$708,368	$554,581
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.52%	0.51%	0.49%	0.65%	0.68%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.52%	0.51%	0.49%	0.65%	0.68%	0.70%
Ratio of Net Investment Income to Average Net Assets***	2.56%(2)	1.23%	1.09%	0.66%	0.47%	0.64%
Portfolio Turnover Rate	15%	30%	36%	32%	30%	44%

Service Shares

For a share outstanding during the period ended
June 30, 2014 (unaudited) and each year ended	Janus Aspen Overseas Portfolio
December 31	2014	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$40.92	$37.03	$37.38	$56.04	$45.08	$26.07
Income from Investment Operations:
Net investment income	0.46(1)(2)	1.12	0.87	0.27	0.20	0.34
Net gain/(loss) on investments (both realized and unrealized)	1.43	3.96	3.31	(18.25)	11.03	19.86
Total from Investment Operations	1.89	5.08	4.18	(17.98)	11.23	20.20
Less Distributions:
Dividends (from net investment income)*	(1.20)	(1.19)	(0.24)	(0.19)	(0.27)	(0.15)
Distributions (from capital gains)*	(4.05)	–	(4.29)	(0.49)	–	(1.04)
Total Distributions	(5.25)	(1.19)	(4.53)	(0.68)	(0.27)	(1.19)
Net Asset Value, End of Period	$37.56	$40.92	$37.03	$37.38	$56.04	$45.08
Total Return**	4.64%	14.28%	13.30%	(32.41)%	25.02%	78.66%
Net Assets, End of Period (in thousands)	$957,229	$974,424	$1,017,085	$896,544	$1,475,804	$1,254,824
Average Net Assets for the Period (in thousands)	$937,059	$971,802	$998,304	$1,232,913	$1,328,827	$1,001,144
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.77%	0.76%	0.74%	0.90%	0.93%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.77%	0.76%	0.74%	0.90%	0.93%	0.95%
Ratio of Net Investment Income to Average Net Assets***	2.31%(2)	0.99%	0.89%	0.41%	0.21%	0.39%
Portfolio Turnover Rate	15%	30%	36%	32%	30%	44%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the period.
(2)	Net investment income per share and Ratio of Net Investment income to Average Net Assets include a special dividend from Evergrande Real Estate Group, Ltd. in June 2014. The impact of the special dividend to Net investment income per share and Ratio of Net Investment Income to Average Net Assets is $0.18 and 0.36%, respectively.

See Notes to Financial Statements.

14 | JUNE 30, 2014

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Overseas Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Janus Aspen Series | 15

Notes to Financial Statements (unaudited) (continued)

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of June 30, 2014, Janus Aspen Overseas Portfolio had restricted cash in the amount of $13,655,743. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates, as well as investment quota for China A Shares. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would

16 | JUNE 30, 2014

use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2014 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of June 30, 2014.

There were no transfers between Level 1, Level 2 and Level 3 during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2014 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment

18 | JUNE 30, 2014

and foreign currency transactions” on the Statement of Operations.

During the period, the Portfolio entered into forward contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

The following table provides average ending monthly contract amounts on sold forward contracts during the period ended June 30, 2014.

Portfolio	Sold

Janus Aspen Overseas Portfolio	$11,929,714,286

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap agreements traditionally were privately negotiated and entered into in the OTC market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now requires certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

During the period, the Portfolio entered into total return swaps on equity securities or indices to increase exposure to equity risk. These total return swaps require the Portfolio to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Portfolio will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The following table provides average ending monthly notional amounts on total return swaps which are long the reference asset during the period ended June 30, 2014.

Portfolio	Long

Janus Aspen Overseas Portfolio	$1,954,342,310

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2014.

Fair Value of Derivative Instruments as of June 30, 2014

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Aspen Overseas Portfolio
Currency Contracts			Forward currency contracts	$755,740
Equity Contracts	Outstanding swap contracts at value	$620,824

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Notes to Financial Statements (unaudited) (continued)

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2014.

The effect of Derivative Instruments on the Statement of Operations for the period ended June 30, 2014

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investment and foreign
hedging instruments	currency transactions	Swap contracts	Total

Janus Aspen Overseas Portfolio
Currency Contracts	$(22,377)	$–	$(22,377)
Equity Contracts	–	(14,898,315)	(14,898,315)

Total	$(22,377)	$(14,898,315)	$(14,920,692)

Change in Unrealized Net Appreciation/(Depreciation) on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation	Swap contracts	Total

Janus Aspen Overseas Portfolio
Currency Contracts	$(6,044,143)	$–	$(6,044,143)
Equity Contracts	–	(4,933,717)	(4,933,717)

Total	$(6,044,143)	$(4,933,717)	$(10,977,860)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Act provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly

20 | JUNE 30, 2014

significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

China A Shares
The Chinese government may permit a foreign investor to invest in China A Shares as a licensed Qualified Foreign Institutional Investor (“QFII”). QFII licenses are granted by the China Securities Regulatory Commission and investment quota is granted by the State Administration of Foreign Exchange. Janus Capital has been granted a QFII license and investment quota.

People’s Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital.

During the period ended June 30, 2014, Janus Capital, in its capacity as a QFII, invested in China A Shares on behalf of the Portfolio. With respect to direct China A Shares investments, as a general matter, any capital invested and profits generated cannot be repatriated for a minimum of one year. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, the Portfolio’s investment in China A Shares would be subject to the Portfolio’s limit of investing up to 15% of its net assets in illiquid investments. Current Chinese tax law is unclear whether capital gains realized on the Portfolio’s investments in A shares will be subject to tax. Because management believes it is more likely than not that Chinese capital gains tax ultimately will not be imposed, the Portfolio does not accrue for such taxes.

As of June 30, 2014, the Portfolio has available investment quota of $290. The Portfolio is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances and may incur substantial delays in gaining access to its assets.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
The Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities (also known as “A Shares”).

Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, the Portfolio does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of June 30, 2014” table located in Note 2 of these Notes to Financial Statements.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts of	Gross Amounts in the
Counterparty	Recognized Assets	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse International	$620,824	$(210,011)	$(410,813)	$–
Deutsche Bank AG	66,968,294	–	(66,968,294)	–

Total	$67,589,118	$(210,011)	$(67,379,107)	$–

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts of	Gross Amounts in the
Counterparty	Recognized Liabilities	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse International	$210,011	$(210,011)	$–	$–
HSBC Securities (USA), Inc.	183,531	–	–	183,531
JPMorgan Chase & Co.	185,002	–	–	185,002
RBC Capital Markets Corp.	177,196	–	–	177,196

Total	$755,740	$(210,011)	$–	$545,729

*	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available

22 | JUNE 30, 2014

pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Portfolio does not exchange collateral on its forward currency contracts with its counterparties; however, the Portfolio will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts.

The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Overseas Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Overseas Portfolio	MSCI All Country World ex-U.S. IndexSM

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 15 months. When the Portfolio’s performance-based fee structure has been in effect for at least 15 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. The Performance Adjustment began October 2011 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

24 | JUNE 30, 2014

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of the Portfolio’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) to the Institutional Shares.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the period ended June 30, 2014, the Portfolio recorded a Performance Adjustment of $(1,217,295).

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2014 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $144,500 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2014.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $18,154 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2014. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2014, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Overseas Portfolio	$1,435,016,833	$295,012,903	$(268,272,837)	$26,740,066

6.	Capital Share Transactions

	Janus Aspen Overseas Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2014	2013(1)

Transactions in Portfolio Shares – Institutional Shares
Shares sold	210,904	534,674
Reinvested dividends and distributions	1,408,595	398,613
Shares repurchased	(789,924)	(3,103,058)
Net Increase/(Decrease) in Portfolio Shares	829,575	(2,169,771)
Shares Outstanding, Beginning of Period	10,799,179	12,968,950
Shares Outstanding, End of Period	11,628,754	10,799,179
Transactions in Portfolio Shares – Service Shares
Shares sold	765,053	1,894,258
Reinvested dividends and distributions	3,139,093	851,348
Shares repurchased	(2,235,987)	(6,395,923)
Net Increase/(Decrease) in Portfolio Shares	1,668,159	(3,650,317)
Shares Outstanding, Beginning of Period	23,814,449	27,464,766
Shares Outstanding, End of Period	25,482,608	23,814,449

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

26 | JUNE 30, 2014

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Overseas Portfolio	$200,524,321	$292,582,820	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2014 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 27

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

28 | JUNE 30, 2014

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited) (continued)

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

30 | JUNE 30, 2014

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

32 | JUNE 30, 2014

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

34 | JUNE 30, 2014

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

36 | JUNE 30, 2014

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

Janus Aspen Series | 37

Additional Information (unaudited) (continued)

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

38 | JUNE 30, 2014

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2014. As the investing environment changes, so could opinions. These views are unique and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

Janus Aspen Series | 39

Useful Information About Your Portfolio Report (unaudited) (continued)

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio.

40 | JUNE 30, 2014

Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0814-70769	109-24-81120 08-14

semiannual report
June 30, 2014

Janus Aspen Series

Janus Aspen Perkins Mid Cap Value Portfolio

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

PORTFOLIO SNAPSHOT
The Portfolio seeks to invest in what we believe are fundamentally and financially strong mid-sized companies exhibiting favorable risk-reward characteristics. We believe in the timeless adage of the power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in companies we believe have favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building a diversified portfolio of high-quality, undervalued stocks.
Tom Perkins co-portfolio manager	Jeff Kautz co-portfolio manager	Kevin Preloger co-portfolio manager

PERFORMANCE OVERVIEW

During the six months ended June 30, 2014, Janus Aspen Perkins Mid Cap Value Portfolio’s Institutional Shares and Service Shares returned 7.27% and 7.10%, respectively, while its benchmark, the Russell Midcap Value Index, returned 11.14%. Our holdings in financials, information technology and industrials weighed the most on relative performance, while our holdings in materials and consumer staples contributed.

MARKET COMMENTARY

After a good finish to an unusually strong 2013, the market was choppy early in the period. During the understandable pause, the market dealt with steady but uninspiring earnings, international and weather-related economic uncertainties, simmering geopolitical threats and a change in Federal Reserve (Fed) leadership. Volatility had some brief spikes, providing us with several opportunities to initiate positions in what we consider high-quality stocks, but generally remained at low levels. Most importantly, interest rates as measured by 10-year Treasurys actually declined, which led to strong returns from rate-sensitive industries, such as utilities and real estate investment trusts (REITs).

Gains in equities accelerated during the second quarter. The unbridled stock run-up investors have enjoyed of late has now passed the five-year mark without a meaningful decline in more than two years. Equities may continue to rise in the short term, of course, but these most recent gains have only escalated what we see as embedded risks in the current loftier valuations. Helping to fuel the rise in equity prices has been both multiple expansion and share repurchase programs. In 2013, most of the return of the S&P 500 was due to price-to-earnings expansion. Coupled with this was share repurchase activity that totaled $598.1 billion last year and $188 billion in the first quarter of 2014, the highest amount in a quarter since 2007, based on data from Birinyi Associates.

The U.S. economy continued its sluggish recovery for this point in an economic cycle, and even contracted worse than had been expected in the first quarter due to weather. At its most recent meeting, the Fed downgraded its view of gross domestic product (GDP) growth for the year to 2.1%-2.3%, implying the second half must improve to offset the decline early in the year. Merger and Acquisition (M&A) activity picked up considerably with additional acceleration probable given robust cash levels on corporate balance sheets, very low debt costs, attractive offshore tax rates, and limited top line growth. Activist involvement has also been a catalyst for notable share price appreciation although much of the activity has been very short term in nature. The labor market is showing more signs of surface strength, with recent stronger job growth and small business confidence approaching pre-crisis levels. However, the labor participation rate remains stuck at a multidecade low and pockets of wage growth are being offset by weakness in other areas. Recent consumer spending weakness and the past month’s unexpected rise in consumer prices could also prove troublesome.

The latest geopolitical flare-up that market participants seemed to ignore was the outbreak of sectarian violence in Iraq. Given the repercussions on other fragile governments in the region, it would seem this violence would be difficult to contain. Higher oil prices might also result.

DETRACTORS

KBR, a global engineering and construction company, was our largest individual detractor. In spite of strong growth in KBR’s ammonia and oil and gas divisions, the lack of big project wins in its gas monetization business hurt the company’s stock, as investors’ concern about its earnings

Janus Aspen Series | 1

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

outlook increased. While the company is extremely well positioned internationally in the liquefied natural gas (LNG) market, its lack of North American wins, where shale gas has increased LNG’s attractiveness, has been noticeable.

ADT, the largest provider of residential home security, suffered under threats of increased competition from telecommunication and cable companies. With over 25% market share, ADT is the most visible target for increased competition. The company’s first quarter results, while beating earnings estimates, showed new deterioration in churn rates and subscriber acquisition costs, which led to a decline in the period. While we consider the company to have one of the strongest product offerings and superior customer service, the continued risk of increased competition led us to reconsider the downside risk. As a result, we exited the stock.

Business lender CIT Group also pulled back on disappointing earnings and a reduced outlook for capital return. With high tangible common equity to tangible assets and a significant deferred tax asset valuation allowance, CIT is one of the best capitalized financial institutions in the world, in our view. While its stock trades at a reasonable valuation on tangible book value and below adjusted tangible book value, the upside realization may be slower than anticipated since regulators remain very restrictive on the pace of capital return, which keeps CIT’s return on equity depressed. Based on the reduced earnings outlook near term, we trimmed CIT, but it remains a large holding given its strong balance sheet and long-term earnings potential, in our view.

CONTRIBUTORS

PPL, our largest contributor, was granted regulatory “fast tracking” for its UK utilities, which should provide better returns and regulatory visibility for the next eight years. PPL’s year-end and quarterly earnings results were also positively impacted by higher rates at its Kentucky utility and better-than-expected earnings in its unregulated power supply business. Additionally, the 10-year Treasury interest rate decreased during the period, which led to many yield-focused investors increasing their holdings across the sector. We think that PPL has a favorable long-term outlook, given its regulated utility business has been outperforming management guidance and the company would benefit from potential improvement in long-term U.S. power prices. PPL was the Portfolio’s largest holding at period end.

Canadian Pacific Railway, another top contributor, benefited as the negative impacts of weather earlier in the year were less than anticipated. Management also announced new initiatives to focus on growing revenues with a target of 10% annual growth over the next five years. Lastly, management said it will be returning more capital to shareholders in the form of dividends and stock buybacks. Canadian Pacific was our second-largest holding as of period end. The tailwinds of operating efficiency improvements and our visibility to its long-term earnings growth continue.

Plains GP Holdings, the general partner of Plains All American Pipeline, also aided the Portfolio’s performance. Engaged in the transportation and storage of energy products, Plains GP has benefited from increasing crude oil volume growth in the U.S. The company reported a very solid earnings report and raised its second quarter earnings before interest, taxes, depreciation and amortization (EBITDA) guidance and highlighted its robust $7.5 billion project backlog. The company also benefited from the announcement that the government would begin to allow very limited crude condensate exports, since the company’s crude oil transportation and storage assets are located in some of the most prolific oil and gas basins across the country. Additionally, Plains GP gained from investors looking for high-yield growth stocks in the low interest rate environment. We continue to believe that the company is well positioned for the continued energy infrastructure build-out across North America.

MARKET OUTLOOK

We believe equities continue to be the most attractive long-term investment choice compared to other asset classes. However, at this point most reward-to-risk ratios we are finding in the market appear less favorable than normal, given current valuations although there are some notable exceptions. General investor complacency also remains high, with extremely light trading volumes and multiyear lows in the Chicago Board of Options Exchange Volatility Index (a general measure of market volatility). It would not take much negative news for equities to quickly reverse course, exposing investors to what could be some painful losses if an overdue correction begins to materialize. As such, we believe a more cautious portfolio of higher quality stocks which trade at less of a premium to the market average price earnings ratio is warranted. Focus on these types of stocks should allow us to outperform both our benchmark and peers over a full market cycle.

In this type of climate, we believe that our risk-disciplined investment philosophy makes even more sense than usual. Our fundamental equity research focuses on evaluating downside exposure first and foremost, before analyzing

2 | JUNE 30, 2014

(unaudited)

upside potential. We are much more concerned about limiting downside risk should markets decline rather than maximizing gains in hopes that everything goes well. By striving to minimize downside losses while participating in upside market gains, we seek to compound at a higher rate.

Our research typically leads us to high-quality companies with healthy balance sheets, earnings stability, solid recurring free cash flows and attractive competitive moats. Higher-quality companies may not be cheap on an absolute basis at the moment, but they continue to offer strong relative value, especially in terms of their solid defensive characteristics. Add in the healthy dividend yields being generated by many of these stocks, and we are confident that our portfolios continue to be well positioned for the current environment, both in terms of minimizing loss potential as well as providing competitive long-term gains.

Within our largest absolute weighting, financial services, we remain underweight in property REITs, and slightly overweight in regional banks, insurance and asset managers. The relative overweight in health care has decreased, as we have trimmed various holdings as they approached our price targets. We have an overweight in industrials which comprises businesses that we believe are less economically cyclical, such as top holdings waste hauler Republic Services and commercial fire and security provider Tyco International. This defensiveness is also highlighted by our relative underweight in materials that tend to be economically sensitive. Our relative overweight in consumer staples and underweight in the consumer discretionary area also exposes the portfolio to less economic cyclicality, in our view. The Portfolio’s longstanding underweight in utilities continues, as those stocks are trading at the higher end of their historical relative valuation range.

Given the above-average risk we are seeing in the market, we remain confident in our investment methodology and current portfolio holdings. We believe our strategies are well positioned to navigate any potential volatility while striving to deliver consistently attractive risk-adjusted performance long term. While we are well aware of the less-than-optimal relative returns that our strategy has provided in the recent past, the absolute returns are very competitive in this near zero interest rate environment. This most recent quarter is much more in line with what we as a firm generally attempt to achieve in terms of keeping a close pace with the overall market that continues to rally while maintaining a high-quality, risk-sensitive portfolio. We continue to believe volatility and a market correction could occur at any time and our portfolio of what we believe are high-quality stocks will provide a solid defense in that market environment.

Thank you for your investment in Janus Aspen Perkins Mid Cap Value Portfolio.

Janus Aspen Series | 3

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Janus Aspen Perkins Mid Cap Value Portfolio At A Glance

5 Top Performers – Holdings

Contribution

PPL Corp.	0.49%
Canadian Pacific Railway, Ltd. (U.S. Shares)	0.47%
Plains GP Holdings LP – Class A	0.41%
Molson Coors Brewing Co. – Class B	0.36%
Republic Services, Inc.	0.34%

5 Bottom Performers – Holdings

Contribution

KBR, Inc.	–0.31%
ADT Corp.	–0.27%
CIT Group, Inc.	–0.20%
Rogers Communications, Inc. – Class B	–0.14%
CA, Inc.	–0.14%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Value
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Materials	0.37%	1.94%	5.36%
Consumer Staples	0.10%	6.13%	2.74%
Consumer Discretionary	0.07%	6.39%	8.63%
Energy	0.00%	8.96%	7.24%
Health Care	–0.02%	10.37%	8.76%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Value
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Financials	–1.19%	30.80%	32.28%
Information Technology	–1.03%	8.30%	10.79%
Industrials	–0.52%	16.63%	11.65%
Telecommunication Services	–0.48%	2.12%	0.69%
Utilities	–0.44%	5.04%	11.86%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4 | JUNE 30, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2014

PPL Corp. Electric Utilities	2.7%
Canadian Pacific Railway, Ltd. (U.S. Shares) Road & Rail	2.4%
Republic Services, Inc. Commercial Services & Supplies	2.3%
Torchmark Corp. Insurance	2.2%
Plains GP Holdings LP – Class A Oil, Gas & Consumable Fuels	2.2%

11.8%

Asset Allocation – (% of Net Assets)
As of June 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2014

As of December 31, 2013

Janus Aspen Series | 5

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014						Expense Ratios – per the May 1, 2014 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception	Operating Expenses

Janus Aspen Perkins Mid Cap Value Portfolio – Institutional Shares	7.27%	19.98%	15.75%	9.33%	12.12%#	0.58%

Janus Aspen Perkins Mid Cap Value Portfolio – Service Shares	7.10%	19.67%	15.38%	8.97%	11.47%*	0.83%

Russell Midcap® Value Index	11.14%	27.76%	22.97%	10.66%	12.99%**

Morningstar Quartile – Service Shares	–	4th	4th	3rd	3rd

Morningstar Ranking – based on total returns for Mid-Cap Value Funds	–	417/438	362/382	208/324	168/292

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

See important disclosures on the next page.

6 | JUNE 30, 2014

(unaudited)

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

#	Institutional Shares inception date – May 1, 2003
*	Service Shares inception date – December 31, 2002
**	The Russell Midcap® Value Index’s since inception returns are calculated from December 31, 2002.

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Institutional Shares	$1,000.00	$1,072.70	$3.13	$1,000.00	$1,021.77	$3.06	0.61%

Service Shares	$1,000.00	$1,071.00	$4.42	$1,000.00	$1,020.53	$4.31	0.86%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series | 7

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments (unaudited)

As of June 30, 2014

Shares or Principal Amount		Value

Common Stock – 95.1%
Aerospace & Defense – 1.4%
7,613	General Dynamics Corp.	$887,295
15,000	Rockwell Collins, Inc.	1,172,100

		2,059,395
Auto Components – 0.7%
11,022	TRW Automotive Holdings Corp.*	986,689
Beverages – 2.0%
28,925	Dr Pepper Snapple Group, Inc.	1,694,426
17,524	Molson Coors Brewing Co. – Class B	1,299,580

		2,994,006
Capital Markets – 4.1%
30,479	Carlyle Group LP	1,035,067
18,840	Northern Trust Corp.	1,209,716
27,450	Raymond James Financial, Inc.	1,392,538
10,600	State Street Corp.	712,956
19,572	T Rowe Price Group, Inc.	1,652,073

		6,002,350
Commercial Banks – 6.1%
49,075	CIT Group, Inc.	2,245,672
74,846	Fifth Third Bancorp	1,597,962
33,524	First Republic Bank	1,843,485
11,578	M&T Bank Corp.	1,436,251
64,848	Zions Bancorporation	1,911,070

		9,034,440
Commercial Services & Supplies – 4.5%
90,009	Republic Services, Inc.	3,417,642
69,299	Tyco International, Ltd. (U.S. Shares)	3,160,034

		6,577,676
Communications Equipment – 0.9%
18,791	Motorola Solutions, Inc.	1,250,917
Construction & Engineering – 1.5%
19,329	Jacobs Engineering Group, Inc.*	1,029,849
51,195	KBR, Inc.	1,221,001

		2,250,850
Consumer Finance – 1.0%
23,813	Discover Financial Services	1,475,930
Containers & Packaging – 1.3%
39,033	Crown Holdings, Inc.*	1,942,282
Electric Utilities – 2.7%
113,570	PPL Corp.	4,035,142
Electrical Equipment – 1.3%
57,658	Babcock & Wilcox Co.	1,871,579
Energy Equipment & Services – 2.4%
19,615	Ensco PLC – Class A	1,090,006
33,945	Frank’s International NV	835,047
9,946	Oceaneering International, Inc.	777,081
33,248	Weatherford International PLC*	764,704

		3,466,838
Food & Staples Retailing – 3.1%
34,832	Casey’s General Stores, Inc.	2,448,341
57,471	Sysco Corp.	2,152,289

		4,600,630
Food Products – 2.1%
16,342	JM Smucker Co.	1,741,567
19,726	McCormick & Co., Inc.	1,412,184

		3,153,751
Gas Utilities – 0.9%
24,685	AGL Resources, Inc.	1,358,416
Health Care Equipment & Supplies – 3.4%
26,200	Stryker Corp.	2,209,184
12,147	Thoratec Corp.*	423,444
10,500	Varian Medical Systems, Inc.*	872,970
15,003	Zimmer Holdings, Inc.	1,558,212

		5,063,810
Health Care Providers & Services – 3.0%
24,551	Laboratory Corp. of America Holdings*	2,514,023
4,419	McKesson Corp.	822,862
28,328	Patterson Cos., Inc.	1,119,239

		4,456,124
Information Technology Services – 0.9%
21,455	Heartland Payment Systems, Inc.	884,160
10,653	Teradata Corp.*	428,251

		1,312,411
Insurance – 8.2%
48,070	Allstate Corp.	2,822,670
35,117	Arthur J Gallagher & Co.	1,636,452
52,557	Marsh & McLennan Cos., Inc.	2,723,504
15,557	RenaissanceRe Holdings, Ltd.	1,664,599
39,300	Torchmark Corp.	3,219,456

		12,066,681
Leisure Products – 1.1%
40,370	Mattel, Inc.	1,573,219
Life Sciences Tools & Services – 1.4%
17,060	Thermo Fisher Scientific, Inc.	2,013,080
Machinery – 0.5%
8,746	Stanley Black & Decker, Inc.	768,074
Marine – 1.7%
20,841	Kirby Corp.*	2,441,315
Media – 1.0%
20,678	Omnicom Group, Inc.	1,472,687
Metals & Mining – 0.7%
36,809	Goldcorp, Inc. (U.S. Shares)	1,027,339
Multi-Utilities – 2.2%
52,031	Alliant Energy Corp.	3,166,607
Multiline Retail – 1.1%
16,562	Macy’s, Inc.	960,927
10,675	Nordstrom, Inc.	725,153

		1,686,080
Oil, Gas & Consumable Fuels – 6.3%
13,569	Anadarko Petroleum Corp.	1,485,398
21,036	Noble Energy, Inc.	1,629,449
20,093	Plains All American Pipeline LP	1,206,585
100,497	Plains GP Holdings LP – Class A	3,214,899
29,574	QEP Resources, Inc.	1,020,303
8,768	Whiting Petroleum Corp.*	703,632

		9,260,266

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2014

Schedule of Investments (unaudited)

As of June 30, 2014

Shares or Principal Amount		Value

Pharmaceuticals – 1.7%
22,486	Teva Pharmaceutical Industries, Ltd. (ADR)	$1,178,716
38,536	Zoetis, Inc.	1,243,557

		2,422,273
Real Estate Investment Trusts (REITs) – 9.8%
12,500	Alexandria Real Estate Equities, Inc.	970,500
11,279	AvalonBay Communities, Inc.	1,603,761
32,603	Equity Lifestyle Properties, Inc.	1,439,748
23,929	Home Properties, Inc.	1,530,499
28,417	Host Hotels & Resorts, Inc.	625,458
32,922	Potlatch Corp.	1,362,971
9,633	Public Storage	1,650,615
44,390	Redwood Trust, Inc.	864,273
10,800	Taubman Centers, Inc.	818,748
80,649	Two Harbors Investment Corp.	845,201
83,230	Weyerhaeuser Co.	2,754,081

		14,465,855
Road & Rail – 3.5%
19,518	Canadian Pacific Railway, Ltd. (U.S. Shares)	3,535,491
14,957	Kansas City Southern	1,608,027

		5,143,518
Semiconductor & Semiconductor Equipment – 2.9%
44,674	Altera Corp.	1,552,868
24,755	Analog Devices, Inc.	1,338,503
27,737	Microchip Technology, Inc.	1,353,843

		4,245,214
Software – 4.3%
42,732	CA, Inc.	1,228,118
25,645	Check Point Software Technologies, Ltd.*	1,718,984
27,970	Informatica Corp.*	997,130
16,510	MICROS Systems, Inc.*	1,121,029
31,202	Synopsys, Inc.*	1,211,262

		6,276,523
Textiles, Apparel & Luxury Goods – 1.8%
16,497	Ralph Lauren Corp.	2,650,903
Thrifts & Mortgage Finance – 0.8%
52,717	Washington Federal, Inc.	1,182,442
Trading Companies & Distributors – 1.1%
17,134	MSC Industrial Direct Co., Inc. – Class A	1,638,696
Wireless Telecommunication Services – 1.7%
60,469	Rogers Communications, Inc. – Class B	2,433,723

Total Common Stock (cost $108,573,868)		139,827,731

Repurchase Agreement – 4.4%
$6,500,000	ING Financial Markets LLC, 0.0500%, dated 6/30/14, maturing 7/1/14 to be repurchased at $6,500,009 collateralized by $6,931,546 in U.S. Treasuries 0% – 3.3750%, 9/4/14 – 5/15/44 with a value of $6,630,015 (cost $6,500,000)	6,500,000

Total Investments (total cost $115,073,868) – 99.5%		146,327,731

Cash, Receivables and Other Assets, net of Liabilities – 0.5%		734,256

Net Assets – 100%		$147,061,987

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$136,433,478	93.2%
Canada	6,996,553	4.8
Israel	2,897,700	2.0

Total	$146,327,731	100.0%

††	Includes Cash Equivalents of 4.4%.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Notes to Schedule of Investments and Other Information (unaudited)

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

ADR	American Depositary Receipt

LP	Limited Partnership

LLC	Limited Liability Company

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Perkins Mid Cap Value Portfolio
Assets
Investments in Securities:
Common Stock	$139,827,731	$–	$–

Repurchase Agreement	–	6,500,000	–

Total Assets	$139,827,731	$6,500,000	$–

10 | JUNE 30, 2014

Statement of Assets and Liabilities

Janus Aspen
Perkins
Mid Cap
Value
As of June 30, 2014 (unaudited)	Portfolio

Assets:
Investments at cost(1)	$115,073,868
Investments at value	$139,827,731
Repurchase agreements at value	6,500,000
Cash	38,525
Non-interested Trustees’ deferred compensation	2,980
Receivables:
Investments sold	758,216
Portfolio shares sold	33,900
Dividends	258,854
Interest	9
Other assets	698
Total Assets	147,420,913
Liabilities:
Payables:
Investments purchased	168,450
Portfolio shares repurchased	75,477
Advisory fees	66,163
Fund administration fees	1,204
Distribution fees and shareholder servicing fees	21,090
Non-interested Trustees’ fees and expenses	1,072
Non-interested Trustees’ deferred compensation fees	2,980
Accrued expenses and other payables	22,490
Total Liabilities	358,926
Net Assets	$147,061,987
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$106,596,510
Undistributed net investment income*	829,208
Undistributed net realized gain from investment and foreign currency transactions*	8,381,376
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	31,254,893
Total Net Assets	$147,061,987
Net Assets - Institutional Shares	$43,416,416
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,333,289
Net Asset Value Per Share	$18.61
Net Assets - Service Shares	$103,645,571
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,679,134
Net Asset Value Per Share	$18.25

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Includes cost of repurchase agreement of $6,500,000.

See Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Operations

Janus Aspen
Perkins
Mid Cap
Value
For the period ended June 30, 2014 (unaudited)	Portfolio

Investment Income:
Interest	$818
Dividends	1,955,188
Other Income	25
Foreign tax withheld	(14,946)
Total Investment Income	1,941,085
Expenses:
Advisory fees	356,652
Shareholder reports expense	8,611
Transfer agent fees and expenses	514
Registration fees	19,036
Custodian fees	9,565
Professional fees	27,811
Non-interested Trustees’ fees and expenses	2,273
Fund administration fees	5,813
Distribution fees and shareholder servicing fees - Service Shares	124,454
Other expenses	10,476
Total Expenses	565,205
Less: Excess Expense Reimbursement	(2,395)
Net Expenses after Waivers and Expense Offsets	562,810
Net Investment Income	1,378,275
Net Realized Gain on Investments:
Investments and foreign currency transactions	8,486,917
Total Net Realized Gain on Investments	8,486,917
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(67,760)
Total Change in Unrealized Net Appreciation/Depreciation	(67,760)
Net Increase in Net Assets Resulting from Operations	$9,797,432

See Notes to Financial Statements.

12 | JUNE 30, 2014

Statements of Changes in Net Assets

	Janus Aspen
	Perkins Mid Cap Value
	Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2014	2013(1)

Operations:
Net investment income	$1,378,275	$1,446,815
Net realized gain on investments	8,486,917	14,196,811
Change in unrealized net appreciation/depreciation	(67,760)	16,908,468
Net Increase in Net Assets Resulting from Operations	9,797,432	32,552,094
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(356,825)	(547,122)
Service Shares	(780,556)	(1,094,505)
Net Realized Gain from Investment Transactions*
Institutional Shares	(4,053,085)	(873,788)
Service Shares	(9,773,119)	(1,911,967)
Net Decrease from Dividends and Distributions to Shareholders	(14,963,585)	(4,427,382)
Capital Share Transactions:
Shares Sold
Institutional Shares	4,716,284	13,300,288
Service Shares	5,018,994	21,570,337
Reinvested Dividends and Distributions
Institutional Shares	4,409,910	1,420,910
Service Shares	10,553,675	3,006,472
Shares Repurchased
Institutional Shares	(9,358,610)	(20,318,051)
Service Shares	(13,088,379)	(25,788,356)
Net Increase/(Decrease) from Capital Share Transactions	2,251,874	(6,808,400)
Net Increase/(Decrease) in Net Assets	(2,914,279)	21,316,312
Net Assets:
Beginning of period	149,976,266	128,659,954
End of period	$147,061,987	$149,976,266

Undistributed Net Investment Income*	$829,208	$588,314

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior period amounts were disclosed in thousands.

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights

Institutional Shares

For a share outstanding during the period ended June 30, 2014	Janus Aspen Perkins Mid Cap Value Portfolio
(unaudited) and each year ended December 31	2014	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$19.30	$15.81	$15.37	$15.91	$13.85	$10.71
Income from Investment Operations:
Net investment income	0.20(1)	0.24	0.24	0.16	0.13	0.05
Net gain/(loss) on investments (both realized and unrealized)	1.19	3.82	1.37	(0.58)	2.03	3.48
Total from Investment Operations	1.39	4.06	1.61	(0.42)	2.16	3.53
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.22)	(0.15)	(0.12)	(0.10)	(0.07)
Distributions (from capital gains)*	(1.91)	(0.35)	(1.02)	–	–	(0.31)
Return of capital	–	–	–	–	–	(0.01)
Total Distributions	(2.08)	(0.57)	(1.17)	(0.12)	(0.10)	(0.39)
Net Asset Value, End of Period	$18.61	$19.30	$15.81	$15.37	$15.91	$13.85
Total Return**	7.27%	26.09%	11.14%	(2.64)%	15.66%	33.69%
Net Assets, End of Period (in thousands)	$43,416	$44,998	$41,829	$41,295	$38,892	$31,424
Average Net Assets for the Period (in thousands)	$43,481	$44,335	$41,170	$42,054	$35,949	$20,308
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.62%	0.58%	0.58%	0.83%	0.92%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.61%	0.58%	0.58%	0.83%	0.92%	0.95%
Ratio of Net Investment Income to Average Net Assets***	2.11%	1.19%	1.51%	0.97%	0.99%	0.93%
Portfolio Turnover Rate	31%	71%	49%	52%	65%	77%

Service Shares

For a share outstanding during the period ended June 30, 2014	Janus Aspen Perkins Mid Cap Value Portfolio
(unaudited) and each year ended December 31	2014	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$18.98	$15.57	$15.18	$15.74	$13.72	$10.63
Income from Investment Operations:
Net investment income	0.17(1)	0.16	0.19	0.11	0.08	0.04
Net gain/(loss) on investments (both realized and unrealized)	1.16	3.80	1.35	(0.58)	2.01	3.41
Total from Investment Operations	1.33	3.96	1.54	(0.47)	2.09	3.45
Less Distributions:
Dividends (from net investment income)*	(0.15)	(0.20)	(0.13)	(0.09)	(0.07)	(0.04)
Distributions (from capital gains)*	(1.91)	(0.35)	(1.02)	–	–	(0.31)
Return of capital	–	–	–	–	–	(0.01)
Total Distributions	(2.06)	(0.55)	(1.15)	(0.09)	(0.07)	(0.36)
Net Asset Value, End of Period	$18.25	$18.98	$15.57	$15.18	$15.74	$13.72
Total Return**	7.10%	25.81%	10.79%	(2.98)%	15.28%	33.14%
Net Assets, End of Period (in thousands)	$103,646	$104,978	$86,831	$78,895	$82,754	$77,766
Average Net Assets for the Period (in thousands)	$100,966	$98,703	$84,211	$83,879	$76,667	$64,356
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.86%	0.83%	0.86%	1.19%	1.27%	1.38%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.86%	0.83%	0.86%	1.19%	1.27%	1.38%
Ratio of Net Investment Income to Average Net Assets***	1.85%	0.93%	1.22%	0.63%	0.61%	0.53%
Portfolio Turnover Rate	31%	71%	49%	52%	65%	77%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

14 | JUNE 30, 2014

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Perkins Mid Cap Value Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Janus Aspen Series | 15

Notes to Financial Statements (unaudited) (continued)

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that

16 | JUNE 30, 2014

reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2014 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, the Portfolio does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts	Gross Amounts in the
Counterparty	of Recognized Assets	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

ING Financial Markets LLC	$6,500,000	$–	$(6,500,000)	$–

*	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Portfolio, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by the Portfolio are fully collateralized,

18 | JUNE 30, 2014

and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements
Repurchase agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Perkins Mid Cap Value Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Perkins Mid Cap Value Portfolio	Russell Midcap® Value Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The Performance Adjustment is based on a rolling 36-month performance measurement period. The Performance Adjustment began February 2007 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month.

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The application of an expense limit, if any, will have a positive effect upon the Portfolio’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of the Portfolio’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) to the Institutional Shares.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the period ended June 30, 2014, the Portfolio recorded a Performance Adjustment of $(99,161).

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees (applicable to Service Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least May 1, 2015. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Expense
Portfolio	Limit (%)

Janus Aspen Perkins Mid Cap Value Portfolio	0.77(1)

(1)	Effective May 1, 2014, the expense limit decreased from 0.86% to 0.77%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Portfolio. Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Portfolio to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital).

Perkins or its predecessors have been in the investment management business since 1984 and serves as investment adviser or subadviser to other Janus registered investment companies and other accounts. Janus Capital owns 100% of Perkins.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts

20 | JUNE 30, 2014

credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2014 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $144,500 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2014.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $18,154 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2014. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Perkins Mid Cap Value Portfolio	$115,144,348	$31,677,783	$(494,400)	$31,183,383

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

5.	Capital Share Transactions

	Janus Aspen Perkins Mid Cap Value Portfolio
For the period ended June 30 (unaudited) and the year ended December 31	2014	2013(1)

Transactions in Portfolio Shares – Institutional Shares
Shares sold	243,401	753,806
Reinvested dividends and distributions	238,373	81,630
Shares repurchased	(480,007)	(1,150,084)
Net Increase/(Decrease) in Portfolio Shares	1,767	(314,648)
Shares Outstanding, Beginning of Period	2,331,522	2,646,170
Shares Outstanding, End of Period	2,333,289	2,331,522
Transactions in Portfolio Shares – Service Shares
Shares sold	262,601	1,238,440
Reinvested dividends and distributions	581,469	175,645
Shares repurchased	(697,266)	(1,459,295)
Net Increase/(Decrease) in Portfolio Shares	146,804	(45,210)
Shares Outstanding, Beginning of Period	5,532,330	5,577,540
Shares Outstanding, End of Period	5,679,134	5,532,330

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

6.	Purchases and Sales of Investment Securities

For the period ended June 30, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Perkins Mid Cap Value Portfolio	$42,782,237	$52,935,930	$–	$–

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2014 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

22 | JUNE 30, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

Janus Aspen Series | 23

Additional Information (unaudited) (continued)

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

24 | JUNE 30, 2014

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Janus Aspen Series | 25

Additional Information (unaudited) (continued)

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

26 | JUNE 30, 2014

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series | 27

Additional Information (unaudited) (continued)

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

28 | JUNE 30, 2014

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

Janus Aspen Series | 29

Additional Information (unaudited) (continued)

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

30 | JUNE 30, 2014

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

32 | JUNE 30, 2014

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

Janus Aspen Series | 33

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2014. As the investing environment changes, so could opinions. These views are unique and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

34 | JUNE 30, 2014

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio.

Janus Aspen Series | 35

Useful Information About Your Portfolio Report (unaudited) (continued)

Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

36 | JUNE 30, 2014

Notes

Janus Aspen Series | 37

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0814-70956	109-24-81122 08-14

semiannual report
June 30, 2014

Janus Aspen Series

Janus Aspen Preservation Series – Growth (formerly named Janus Aspen Protected Series – Growth)

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Janus Aspen Preservation Series - Growth (unaudited)

PORTFOLIO SNAPSHOT
Janus Aspen Preservation Series – Growth is a growth fund with a protection feature that seeks to minimize and cap losses. This is the only U.S. fund series that offers potential upside based on stock market participation and a level of certainty in falling markets.
Jonathan Coleman portfolio manager

PERFORMANCE REVIEW

Janus Aspen Preservation Series – Growth Institutional Shares and Service Shares returned 2.47% and 2.33%, respectively, for the six-month period ended June 30, 2014. The Portfolio’s primary benchmark, the Russell 1000 Growth Index, returned 6.31% during the period. Its secondary benchmark, the Preservation Series – Growth Blended Index, returned 3.81% during the period.

INVESTMENT ENVIRONMENT

U.S. large-cap growth equities continued to climb in the first half of 2014, lifted in part by confirmation that the economy was on stable footing and also confirmation that the Federal Reserve would be cautious in unwinding accommodative monetary policies supporting a stable but slow-growing economy. The European Central Bank’s move to cut interest rates and take other measures designed to stimulate euro-zone growth was also a boost to equity markets broadly.

PERFORMANCE DISCUSSION

We slightly decreased our exposure to equities during the period. We entered the year at 99.00% exposure to equities and ended at 98.24% exposure, with the protection component comprising the rest of the portfolio.

The protection component can be comprised of cash and cash equivalents, U.S. Treasurys, short index futures and other instruments designed to reduce equity market exposure. Depending on the market environment, the Portfolio can be invested in any variation in either component. In rising markets, we expect there to be more assets in the equity component as compared with falling markets during which we expect to have more allocated to the protection component. The protection feature, however, affects the Portfolio’s ability to respond to changing equity market conditions and the Portfolio’s ability to capture certain market gains.

During the course of the period, the average allocation to the protection component was approximately 5.43%. The average allocation was higher than the beginning or ending period as we increased the allocation in reaction to market volatility in April. In declining markets, we expect the protection component to contribute to performance. In rising markets, we expect the protection component to detract from relative performance. As markets rose during the six-month period, our allocation to the protection component played a role in our underperformance.

In addition to the protection component allocation, the Portfolio has a protection feature that is designed to minimize and ultimately cap any losses at a maximum of 20%. As the Net Asset Value (NAV) of the Portfolio rises to new levels, the Protected NAV (PNAV) also rises. Over time, this could lead to a situation where an investor could potentially limit losses. We feel this is an attractive feature, providing investors with a level of downside protection, given the significant uncertainty evident in the global economy and markets.

In the equity component of our Portfolio, we emphasize companies with sustainable, long-term growth drivers. We focus on companies with clear, definable growth stories such as a high barrier to entry, a winning management team with a clear vision for the future, stable and recurring revenue streams, or a definable edge in an attractive industry with high growth potential. These competitive advantages should allow the companies to grow regardless of the economy. As we look across the portfolio we continue to be encouraged about the competitive advantages of most companies we own, and believe the potential for long-term growth for those companies is still in place. However, we also held several stocks that fell during the period and caused the equity component of our Portfolio to lag the benchmark.

Whole Foods Market was the Portfolio’s largest detractor. The stock fell after the company announced disappointing earnings results. We are currently reviewing the future growth potential for the company, which is facing a more

Janus Aspen Series | 1

Janus Aspen Preservation Series - Growth (unaudited)

competitive landscape from other natural and organic grocers.

L Brands was another detractor. The stock fell in the first quarter after the company reported a disappointing holiday sales season. We sold the position during the period, due to concerns about how the mall-based retailer will navigate a transition as more shopping moves from physical stores to mobile and online channels.

TJX Companies, the parent company of T.J. Maxx and Marshalls, was another large detractor from performance. The stock fell due to earnings results that were below market expectations. In our view, the disappointing results were due largely to weaker in-store traffic caused by bad weather during the first quarter. We believe the retailer has become a core destination for consumers seeking off-price retail, and has also become an important distribution channel for name brands by serving as a clearing mechanism for products. However, we trimmed the position during the period due to questions about changing consumer behavior as more shopping takes place online and outside of physical stores.

While the aforementioned stocks negatively impacted performance we were pleased with the results of many of the other companies we own. Apple was the top contributor to the Portfolio’s performance. The stock was up in part due to anticipation of a larger form-factor iPhone. The stock has also been driven up in recent months as the market has gotten confirmation that Apple does, in fact, have a place in emerging markets such as China, where smartphones are experiencing the highest growth. The bear case against Apple had been that the company would experience little growth in those markets as it faces stiff competition from cheaper smartphone options. However, the success of Apple phones that are being offered by some of China’s largest mobile carriers has disproved that theory. We maintained our conviction in Apple during a volatile time period for the stock over the last 12 months. Our view is that Apple is a strong brand, and that as consumers get more familiar with Apple products, they get more deeply entrenched in the Apple ecosystem, branching out to buy new Apple products and returning to the brand when it is time to update existing ones. We see evidence in this trend by the fact that household spending on Apple products continues to increase. We also think Apple’s management team has made favorable capital allocation decisions by reducing its share count recently.

Canadian Pacific was another top contributor. In our view, Canadian Pacific Railway has experienced a significant transformation since a new CEO took over in 2012. When the new CEO came on board, he focused the efforts of the company on three key points: better service and reliability to customers, improved profitability through operating efficiency and new revenue opportunities. Since then, the CEO has put a fully capable team around him to execute on each of the above points, and success in each category continues to drive the outperformance we are seeing. Service metrics such as on-time deliveries and velocity have improved, operating margins have increased dramatically with more opportunity to expand and the company has driven new revenues from such markets as domestic Canada container traffic, grain and crude by rail. Most recently, a new CFO has joined the company and had a positive impact on driving better capital allocation decisions, including commencing a share repurchase program that further benefits shareholders.

Cadence Design Systems was also a top contributor to the Portfolio’s performance. The company provides software to the semiconductor industry to help them design microchips. We continue to have strong conviction in the long-term growth of the company, however. We believe Cadence is one of the few companies tied to the semiconductor industry with considerable pricing power. In our view, Cadence is one of only two companies that semiconductor manufacturers can use to design chips. Going forward, we think both competitors will benefit from growth in the number of semiconductor engineers, who depend on design software to function. The stock was up during the period as the company started returning more cash to shareholders. An improving environment for semiconductor manufacturers also helped lift the stock.

DERIVATIVES

This Portfolio invests in derivatives, primarily options to periodically hedge market risk. The purpose of the option strategy is an attempt to reduce the risk in the portfolio. The Portfolio may also utilize options or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (CBOE VIX) or another volatility index. Such investments would be used in accordance with the risk methodology under the Capital Protection Agreement and would be designed in an effort to limit losses in a sharp market decline. There is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could impact the ability to increase returns. During the period, this strategy detracted from relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Portfolio.

2 | JUNE 30, 2014

(unaudited)

OUTLOOK

We expect moderate growth for the U.S. economy in the coming months and a reasonable backdrop for equity investing. Among the positives we see are continued, gradual improvement in the housing market and an improving employment picture. The U.S. deficit is also much lower, which in our view, diminishes the risk of policy errors by the government such as extreme taxation. The reduced threat of policy errors by the government could in turn encourage more capital spending by companies.

We continue to find investment opportunities among U.S. large-cap stocks. On a broad basis, we do not think the market is overvalued, especially in a low-rate, low-inflation environment. However, multiples have expanded considerably since 2013. We have mentioned this in previous commentaries, but after multiple expansion, we would expect companies to need to demonstrate earnings growth to experience further stock price appreciation. We believe this bodes well for our investment process. If we are correct in identifying competitively advantaged companies with sustainable, long-term growth drivers in place, we believe those companies should be able to put up earnings growth in excess of the market.

Thank you for your investment in Janus Aspen Preservation Series – Growth.

Janus Aspen Series | 3

Janus Aspen Preservation Series - Growth (unaudited)

Janus Aspen Preservation Series - Growth At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	0.68%
Canadian Pacific Railway, Ltd.	0.48%
Cadence Design Systems, Inc.	0.43%
Sensata Technologies Holding NV	0.42%
Union Pacific Corp.	0.35%

5 Bottom Performers – Holdings

Contribution

Whole Foods Market, Inc.	–0.55%
S&P 500® E-mini Future – expired June 2014	–0.38%
L Brands, Inc.	–0.26%
TJX Cos., Inc.	–0.22%
Sally Beauty Holdings, Inc.	–0.20%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Industrials	0.65%	14.97%	12.37%
Financials	0.38%	3.06%	5.47%
Materials	0.02%	2.62%	4.55%
Utilities	–0.02%	–0.05%	0.15%
Telecommunication Services	–0.04%	0.61%	2.17%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Protection Component**	–0.98%	6.15%	0.00%
Energy	–0.66%	3.74%	4.80%
Consumer Staples	–0.62%	6.62%	11.78%
Consumer Discretionary	–0.56%	17.35%	19.19%
Information Technology	–0.49%	30.20%	26.94%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | JUNE 30, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2014

Apple, Inc. Technology Hardware, Storage & Peripherals	4.9%
Comcast Corp. – Class A Media	2.9%
Starbucks Corp. Hotels, Restaurants & Leisure	2.8%
American Tower Corp. Real Estate Investment Trusts (REITs)	2.8%
Google, Inc. – Class C Internet Software & Services	2.6%

16.0%

Asset Allocation – (% of Net Assets)
As of June 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2014

As of December 31, 2013

Janus Aspen Series | 5

Janus Aspen Preservation Series - Growth (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014				Expense Ratios – per the May 1, 2014 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Preservation Series – Growth – Institutional Shares	2.47%	21.70%	14.69%	3.95%	1.37%

Janus Aspen Preservation Series – Growth – Service Shares	2.33%	21.43%	14.43%	4.20%	1.62%

Russell 1000® Growth Index	6.31%	26.92%	21.17%

Preservation Series – Growth Blended Index	3.81%	15.58%	12.40%

Morningstar Quartile – Institutional Shares	–	4th	4th

Morningstar Ranking – based on total returns for Large Growth Funds	–	1,580/1,762	1,689/1,714

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through May 1, 2015, and include a Capital Protection Fee that can fluctuate between 0.60% and 0.75%.

The Portfolio is not a capital guaranteed or insured portfolio. As with all investments, there are inherent risks when investing in the Portfolio including, but not limited to, allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk and counterparty risk, each as disclosed in the Portfolio’s Prospectuses. The protection feature only covers shareholders who hold their shares on the termination date, and is subject to various conditions and the financial payment capabilities of BNP Paribas, the Capital Protection Provider, as described in the Notes to Financial Statements.

The Capital Protection Agreement is a financial product that is intended to protect the Portfolio against significant market declines and does not in any way constitute any form of insurance. The Capital Protection Provider is not an insurance company or an insurance provider, nor is it acting as an adviser or subadviser for the Portfolio.

The Portfolio’s asset allocation will vary over time depending on market conditions and therefore the Portfolio’s allocation to each investment component could change as frequently as daily resulting in a higher portfolio turnover rate than other mutual funds. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Portfolio’s performance.

Amounts owed by the Capital Protection Provider under the Capital Protection Agreement are owed directly to the Portfolio and not to the Portfolio’s shareholders. As a result, a shareholder’s ability to receive the Protected NAV from the Portfolio is dependent on the Portfolio’s ability to collect any settlement amount due from the Capital Protection Provider, and/or its parent guarantor pursuant to the terms of the Capital Protection Agreement. Portfolio transactions involving a counterparty, such as the Capital Protection Provider and/or its parent guarantor, are subject to the risk that the counterparty will not fulfill its obligation to the Portfolio. Counterparty risk may arise because of the counterparty’s financial condition (i.e. financial difficulties, bankruptcy or insolvency), market activities or developments, or other reasons, whether foreseen or not. As such the Portfolio’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent guarantor’s, financial condition.

See important disclosures on the next page.

6 | JUNE 30, 2014

(unaudited)

Although the risk allocation methodology is designed so that the NAV of any share class does not fall below its Protected NAV, there is the possibility that the risk allocation methodology may not work as designed and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Portfolio will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and commence the liquidation process as soon as possible following the event.

It is possible that under the terms of the Capital Protection Agreement, the Portfolio’s allocation to the Equity Component could drop to a low level or be eliminated altogether, especially during periods of heightened volatility in the equity markets. This would reduce the Portfolio’s ability to participate in upward equity market movements and therefore, represents loss of opportunity compared to a portfolio that is fully invested in equities and may cause the Portfolio to underperform its primary benchmark and/or other similarly situated growth funds. As a result, the Portfolio may not achieve its investment objective.

The Portfolio uses short index futures and other types of derivatives in attempt to hedge risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

Effective January 28, 2014, Janus Aspen Protected Series – Growth changed its name to Janus Aspen Preservation Series – Growth. Additionally the Portfolio changed the name of its secondary benchmark index from Protected Series – Growth Blended Index to Preservation Series – Growth Blended Index.

*	The Portfolio’s inception date – January 3, 2012

Janus Aspen Series | 7

Janus Aspen Preservation Series - Growth (unaudited)

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Institutional Shares	$1,000.00	$1,024.70	$6.98	$1,000.00	$1,017.90	$6.95	1.39%

Service Shares	$1,000.00	$1,023.30	$8.23	$1,000.00	$1,016.66	$8.20	1.64%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

8 | JUNE 30, 2014

Janus Aspen Preservation Series – Growth(1)

Schedule of Investments (unaudited)

As of June 30, 2014

Shares/Principal/Contract Amounts		Value

Common Stock – 97.8%
Aerospace & Defense – 3.1%
617	Honeywell International, Inc.	$57,350
641	Precision Castparts Corp.	161,789

		219,139
Beverages – 3.6%
1,468	Diageo PLC	46,874
290	Pernod Ricard SA	34,823
2,994	SABMiller PLC	173,577

		255,274
Biotechnology – 6.9%
137	Alexion Pharmaceuticals, Inc.*	21,406
444	Biogen Idec, Inc.*	139,998
1,556	Celgene Corp.*	133,629
1,123	Gilead Sciences, Inc.*	93,108
575	Medivation, Inc.*	44,321
607	Pharmacyclics, Inc.*	54,454

		486,916
Chemicals – 3.3%
224	Air Products & Chemicals, Inc.	28,811
927	Monsanto Co.	115,634
397	PPG Industries, Inc.	83,429
39	Rockwood Holdings, Inc.	2,964

		230,838
Communications Equipment – 2.9%
927	Motorola Solutions, Inc.	61,710
1,755	QUALCOMM, Inc.	138,996

		200,706
Electrical Equipment – 2.1%
3,211	Sensata Technologies Holding NV*	150,211
Electronic Equipment, Instruments & Components – 2.6%
987	Amphenol Corp. – Class A	95,088
1,412	TE Connectivity, Ltd. (U.S. Shares)	87,318

		182,406
Energy Equipment & Services – 0.4%
486	Dresser-Rand Group, Inc.*	30,973
Food & Staples Retailing – 1.2%
2,137	Whole Foods Market, Inc.	82,552
Health Care Equipment & Supplies – 0.5%
344	Zimmer Holdings, Inc.	35,728
Health Care Providers & Services – 1.5%
481	Aetna, Inc.	39,000
1,552	Catamaran Corp. (U.S. Shares)*	68,536

		107,536
Health Care Technology – 0.6%
322	athenahealth, Inc.*	40,292
Hotels, Restaurants & Leisure – 4.5%
110	Chipotle Mexican Grill, Inc.*	65,176
1,102	Dunkin’ Brands Group, Inc.	50,483
2,548	Starbucks Corp.	197,164

		312,823
Household Products – 1.4%
1,490	Colgate-Palmolive Co.	101,588
Industrial Conglomerates – 1.1%
1,017	Danaher Corp.	80,068
Information Technology Services – 3.3%
1,557	MasterCard, Inc. – Class A	114,393
546	Visa, Inc. – Class A	115,047

		229,440
Insurance – 1.0%
791	Aon PLC	71,261
Internet & Catalog Retail – 3.3%
297	Amazon.com, Inc.*	96,460
462	Ctrip.com International, Ltd. (ADR)*	29,586
59	Priceline Group, Inc.*	70,977
2,400	Rakuten, Inc.	31,016

		228,039
Internet Software & Services – 6.3%
97	CoStar Group, Inc.*	15,342
784	Facebook, Inc. – Class A*	52,755
280	Google, Inc. – Class A*	163,708
322	Google, Inc. – Class C*	185,240
102	LinkedIn Corp. – Class A*	17,490
174	Twitter, Inc.*	7,129

		441,664
Leisure Products – 0.5%
874	Mattel, Inc.	34,060
Machinery – 1.7%
1,611	Colfax Corp.*	120,084
Media – 5.9%
3,736	Comcast Corp. – Class A	200,549
4,442	Twenty-First Century Fox, Inc. – Class A	156,136
695	Walt Disney Co.	59,589

		416,274
Oil, Gas & Consumable Fuels – 3.1%
689	Antero Resources Corp.*	45,219
545	EOG Resources, Inc.	63,689
1,401	Noble Energy, Inc.	108,521

		217,429
Personal Products – 0.4%
331	Estee Lauder Cos., Inc. – Class A	24,580
Pharmaceuticals – 5.6%
891	Endo International PLC*	62,388
737	Jazz Pharmaceuticals PLC*	108,347
578	Johnson & Johnson	60,470
300	Perrigo Co. PLC	43,728
433	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	54,610
1,941	Zoetis, Inc.	62,636

		392,179
Professional Services – 0.9%
992	Verisk Analytics, Inc. – Class A*	59,540
Real Estate Investment Trusts (REITs) – 2.8%
2,157	American Tower Corp.	194,087
Real Estate Management & Development – 0.7%
1,424	CBRE Group, Inc. – Class A*	45,625
Road & Rail – 3.9%
947	Canadian Pacific Railway, Ltd.	171,585
1,014	Union Pacific Corp.	101,147

		272,732

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Janus Aspen Preservation Series – Growth(1)

Schedule of Investments (unaudited)

As of June 30, 2014

Shares/Principal/Contract Amounts		Value

Semiconductor & Semiconductor Equipment – 4.1%
10,699	ARM Holdings PLC	$161,293
5,730	Atmel Corp.*	53,690
1,613	Freescale Semiconductor, Ltd.*	37,906
1,720	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	36,791

		289,680
Software – 6.0%
744	ANSYS, Inc.*	56,410
9,736	Cadence Design Systems, Inc.*	170,283
163	Concur Technologies, Inc.*	15,214
176	NetSuite, Inc.*	15,291
962	Oracle Corp.	38,990
2,175	Salesforce.com, Inc.*	126,324

		422,512
Specialty Retail – 5.3%
68	AutoZone, Inc.*	36,464
1,893	Home Depot, Inc.	153,257
663	PetSmart, Inc.	39,647
2,527	Sally Beauty Holdings, Inc.*	63,377
737	TJX Cos., Inc.	39,172
423	Ulta Salon Cosmetics & Fragrance, Inc.	38,667

		370,584
Technology Hardware, Storage & Peripherals – 4.9%
3,695	Apple, Inc.†	343,376
Trading Companies & Distributors – 1.8%
496	MSC Industrial Direct Co., Inc. – Class A	47,438
315	WW Grainger, Inc.	80,095

		127,533
Wireless Telecommunication Services – 0.6%
1,310	T-Mobile U.S., Inc.	44,042

Total Common Stock (cost $5,708,754)		6,861,771

U.S. Treasury Notes/Bonds – 0.4%
$15,000	0.8750%, 11/30/16	15,092
15,000	1.3750%, 12/31/18	14,938

Total U.S. Treasury Notes/Bonds (cost $30,004)		30,030

Money Market – 2.6%
180,627	Janus Cash Liquidity Fund LLC, 0.0737%°°,£ (cost $180,627)	180,627

Capital Protection Agreement – 0%
1	Janus Aspen Preservation Series - Growth with BNP Paribas Prime Brokerage, Inc. exercise price at 6/30/14 $10.51-$10.58§ (cost $0)	0

Total Investments (total cost $5,919,385) – 100.8%		7,072,428

Liabilities, net of Cash, Receivables and Other Assets – (0.8)%		(58,170)

Net Assets – 100%		$7,014,258

(1)	Formerly named Janus Aspen Protected Series - Growth

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$6,263,737	88.6%
United Kingdom	381,744	5.4
Canada	294,731	4.2
Taiwan	36,791	0.5
France	34,823	0.5
Japan	31,016	0.4
China	29,586	0.4

Total	$7,072,428	100.0%

††	Includes Cash Equivalents of 2.6%.

Schedule of OTC Purchased Option – Zero Strike Call

Counterparty/	Premium to		Unrealized
Reference Asset	be Paid	Value	Depreciation

BNP Paribas: BNP IVIX Index expires December 2014 34,460 contracts exercise price $0.00	$(102,694)	$101,181	$(1,513)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2014

Notes to Schedule of Investments and Other Information (unaudited)

BNP IVIX Index	A volatility strategy index sponsored by BNP Paribas.

Citigroup 3-Month U.S. Treasury Bill Index	An unmanaged index that represents the performance of three-month Treasury bills. The index reflects reinvestment of all distributions and changes in market prices.

Preservation Series – Growth Blended Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000® Growth Index (60%) and the Citigroup 3-Month U.S. Treasury Bill Index (40%).

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt

LLC	Limited Liability Company

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2014, is noted below.

Portfolio	Aggregate Value

Janus Aspen Preservation Series – Growth	$178,890

°°	Rate shown is the 7-day yield as of June 30, 2014.

§	Schedule of Restricted and Illiquid Securities (as of June 30, 2014)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Preservation Series – Growth
Capital Protection Agreement	1/3/12	$0	$0	0.0%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2014. The issuer incurs all registration costs.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2014. Unless otherwise indicated, all information in the table is for the period ended June 30, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/13	Purchases	Sales	at 6/30/14	Gain/(Loss)	Income	at 6/30/14

Janus Aspen Preservation Series – Growth
Janus Cash Liquidity Fund LLC	98,514	2,264,113	(2,182,000)	180,627	$–	$119	$180,627

Janus Aspen Series | 11

Notes to Schedule of Investments and Other Information (unaudited) (continued)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Aspen Preservation Series – Growth
Assets
Investments in Securities:

Common Stock	$6,861,771	$–	$–

U.S. Treasury Notes/Bonds	–	30,030	–

Money Market	–	180,627	–

Total Investments in Securities	$6,861,771	$210,657	$–

Other Financial Instruments(a) - Assets
Capital Protection Agreement	$–	$–	$0

Total Assets	$6,861,771	$210,657	$0

Liabilities
Other Financial Instruments(a) - Liabilities
OTC Purchased Options – Zero Strike Calls	$–	$1,513	$–

(a)	Other financial instruments include the capital protection agreement, futures, forward currency, written options, zero strike options, and swap contracts. Forward currency contracts, zero strike options, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date. The capital protection agreement is reported at its market value at measurement date.

12 | JUNE 30, 2014

Statement of Assets and Liabilities

Janus Aspen
Preservation
As of June 30, 2014 (unaudited)	Series - Growth(1)

Assets:
Investments at cost	$5,919,385
Unaffiliated investments at value	$6,891,801
Affiliated investments at value	180,627
Capital protection agreement	–
Non-interested Trustees’ deferred compensation	142
Receivables:
Investments sold	355,630
Dividends	3,564
Foreign dividend tax reclaim	316
Interest	12
Due from adviser	11,733
Other assets	7
Total Assets	7,443,832
Liabilities:
Due to custodian	778
Purchased options - zero strike calls(2)	1,513
Payables:
Investments purchased	368,106
Advisory fees	3,655
Capital protection fee	3,445
Fund administration fees	57
Distribution fees and shareholder servicing fees	712
Non-interested Trustees’ fees and expenses	49
Non-interested Trustees’ deferred compensation fees	142
Accrued expenses and other payables	51,117
Total Liabilities	429,574
Net Assets	$7,014,258
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$5,379,501
Undistributed net investment loss*	(23,398)
Undistributed net realized gain from investment and foreign currency transactions*	506,599
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,151,556
Total Net Assets	$7,014,258
Net Assets - Institutional Shares	$3,518,073
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	266,055
Net Asset Value Per Share	$13.22
Protected Net Asset Value Per Share(3)	$10.58
Net Assets - Service Shares	$3,496,185
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	266,143
Net Asset Value Per Share	$13.14
Protected Net Asset Value Per Share(3)	$10.51

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Formerly named Janus Aspen Protected Series - Growth.
(2)	Premium to be paid of $102,694.
(3)	The Protected NAV is the protection feature of the Portfolio and is calculated at 80% of the highest previously achieved NAV, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items. Shareholders cannot transact purchases or redemptions at the Protected NAV.

See Notes to Financial Statements.

Janus Aspen Series | 13

Statement of Operations

Janus Aspen
Preservation
For the period ended June 30, 2014 (unaudited)	Series - Growth(1)

Investment Income:
Interest	$166
Dividends	27,435
Dividends from affiliates	119
Foreign tax withheld	(127)
Total Investment Income	27,593
Expenses:
Advisory fees	21,389
Capital protection fee	20,523
Shareholder reports expense	19,423
Transfer agent fees and expenses	424
Registration fees	23,792
Custodian fees	9,344
Professional fees	28,485
Non-interested Trustees’ fees and expenses	113
Fund administration fees	275
Distribution fees and shareholder servicing fees - Service Shares	4,166
Other expenses	3,413
Total Expenses	131,347
Less: Excess Expense Reimbursement	(80,383)
Net Expenses after Waivers and Expense Offsets	50,964
Net Investment Loss	(23,371)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	581,921
Futures contracts	(29,735)
Purchased options - zero strike calls	(15,544)
Total Net Realized Gain on Investments	536,642
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(357,420)
Purchased options - zero strike calls	8,846
Total Change in Unrealized Net Appreciation/Depreciation	(348,574)
Net Increase in Net Assets Resulting from Operations	$164,697

(1)	Formerly named Janus Aspen Protected Series - Growth.

See Notes to Financial Statements.

14 | JUNE 30, 2014

Statements of Changes in Net Assets

	Janus Aspen
	Preservation Series - Growth(1)
For the period ended June 30 (unaudited) and the year ended December 31	2014	2013(2)

Operations:
Net investment loss	$(23,371)	$(21,949)
Net realized gain on investments	536,642	494,933
Change in unrealized net appreciation/depreciation	(348,574)	964,500
Net Increase in Net Assets Resulting from Operations	164,697	1,437,484
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	–	–
Service Shares	–	–
Net Realized Gain from Investment Transactions*
Institutional Shares	(63,757)	(141,300)
Service Shares	(63,770)	(141,300)
Net Decrease from Dividends and Distributions to Shareholders	(127,527)	(282,600)
Capital Share Transactions:
Reinvested Dividends and Distributions
Institutional Shares	63,757	141,300
Service Shares	63,770	141,300
Net Increase from Capital Share Transactions	127,527	282,600
Net Increase in Net Assets	164,697	1,437,484
Net Assets:
Beginning of period	6,849,561	5,412,077
End of period	$7,014,258	$6,849,561

Undistributed Net Investment Loss*	$(23,398)	$(27)

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Formerly named Janus Aspen Protected Series - Growth.
(2)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

See Notes to Financial Statements.

Janus Aspen Series | 15

Financial Highlights

Institutional Shares

For a share outstanding during the period ended June 30, 2014 (unaudited) and each year or period	Janus Aspen Preservation Series – Growth(1)
ended December 31	2014	2013	2012(2)

Net Asset Value, Beginning of Period	$13.14	$10.84	$10.00
Income from Investment Operations:
Net investment income/(loss)	(0.04)(3)	0.01	0.01
Net gain on investments (both realized and unrealized)	0.36	2.86	0.83
Total from Investment Operations	0.32	2.87	0.84
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(0.24)	(0.57)	–
Total Distributions	(0.24)	(0.57)	–
Net Asset Value, End of Period	$13.22	$13.14	$10.84
Total Return**	2.47%	26.66%	8.40%
Net Assets, End of Period (in thousands)	$3,518	$3,434	$2,709
Average Net Assets for the Period (in thousands)	$3,398	$3,009	$2,689
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.78%	3.95%	4.52%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.39%	1.41%	1.42%
Ratio of Net Investment Loss to Average Net Assets***	(0.57)%	(0.24)%	(0.02)%
Portfolio Turnover Rate	54%	67%	107%

Service Shares

For a share outstanding during the period ended June 30, 2014 (unaudited) and each year or period	Janus Aspen Preservation Series – Growth(1)
ended December 31	2014	2013	2012(2)

Net Asset Value, Beginning of Period	$13.08	$10.81	$10.00
Income from Investment Operations:
Net investment loss	(0.05)(3)	(0.01)	(0.01)
Net gain on investments (both realized and unrealized)	0.35	2.85	0.82
Total from Investment Operations	0.30	2.84	0.81
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(0.24)	(0.57)	–
Total Distributions	(0.24)	(0.57)	–
Net Asset Value, End of Period	$13.14	$13.08	$10.81
Total Return**	2.33%	26.45%	8.10%
Net Assets, End of Period (in thousands)	$3,496	$3,416	$2,703
Average Net Assets for the Period (in thousands)	$3,379	$2,998	$2,686
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	4.03%	4.20%	4.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.64%	1.66%	1.67%
Ratio of Net Investment Loss to Average Net Assets***	(0.82)%	(0.49)%	(0.27)%
Portfolio Turnover Rate	54%	67%	107%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Aspen Protected Series – Growth.
(2)	Period from January 3, 2012 (inception date) through December 31, 2012.
(3)	Per share amounts are calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

16 | JUNE 30, 2014

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Preservation Series – Growth (formerly named Janus Aspen Protected Series – Growth) (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Capital Protection Agreement
BNP Paribas Prime Brokerage, Inc., a U.S. registered broker-dealer, is the Portfolio’s Capital Protection Provider. Pursuant to the Capital Protection Agreement entered into by the Capital Protection Provider and the Portfolio, the Capital Protection Provider has agreed to provide capital protection to protect against a decrease in the NAV per share for each share class of the Portfolio below 80% of the highest NAV per share for the share class attained since the inception of the share class, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items, provided the terms and conditions of the Capital Protection Agreement are satisfied and the agreement is not otherwise void. For this capital protection, the Portfolio pays the Capital Protection Provider, under the Capital Protection Agreement, a fee equal to 0.75% of the aggregate protected amount, which is calculated daily and paid monthly. Because the capital protection fee is based on the aggregate protected assets of the Portfolio rather than on the Portfolio’s total net assets, it can fluctuate between 0.60% and 0.75% of the Portfolio’s total net assets.

BNP Paribas, the Parent Guarantor and the Capital Protection Provider’s ultimate parent company, has provided an irrevocable guaranty pursuant to which it guarantees any and all financial obligations of the Capital Protection Provider to pay or deliver payment on its obligations under the Capital Protection Agreement to the extent that the Capital Protection Provider is obligated to pay. The Capital Protection Provider is a subsidiary of the Parent Guarantor and is a U.S. registered broker-dealer. Under the Parent Guaranty, the Parent Guarantor can assert the same defenses, rights, set offs, or counterclaims as the Capital Protection Provider would have under the Capital Protection Agreement.

Neither the Capital Protection Provider nor the Parent Guarantor is an insurance company or an insurance provider. Nor is the Capital Protection Provider, the Parent Guarantor, or any of their affiliates acting as an investment adviser or subadviser to the Portfolio. The Settlement Amount under the Capital Protection Agreement is owed directly to the Portfolio and not the Portfolio’s investors. Therefore, as a shareholder you will not have any action against or recourse to the Capital Protection Provider or the Parent Guarantor. Further, no shareholder will have any right to receive payment, or any other rights whatsoever, under the Capital Protection Agreement or the Parent Guaranty.

The Capital Protection Agreement is valued at the greater of $0.00 or the Protected NAV less the NAV per share, which approximates fair value.

The Protected NAV for each share class as well as the percentages of the Portfolio’s assets that are allocated between the Equity Component and the Protection Component will be posted on the Janus website at janus.com/variable-insurance. Please refer to the Portfolio’s Prospectuses for information regarding how the Protection works in the event it is triggered and the Portfolio proceeds to liquidation, as well as how the Protection is calculated to help you understand the 80% protection of the NAV per share.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”).

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Expenses include the fee paid to the Capital Protection Provider. Because the fee is based on the aggregate protected assets of the Portfolio, it can fluctuate between 0.60% and 0.75% of the Portfolio’s net assets.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized

18 | JUNE 30, 2014

appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

Because the payment of dividends and distributions could have the effect of reducing the Portfolio’s NAV as a result of the reduction in the aggregate value of the Portfolio’s assets, any such distribution made during the term of the Capital Protection Agreement, including distributions made before the investment by the shareholder, will reduce the Protected NAV of each share class and therefore the amount of protection afforded to the Portfolio by the Capital Protection Provider. This means that the Protected NAV could be less than 80% of the highest previously attained NAV. Janus Capital intends to estimate dividends payable prior to any distribution date in an effort to minimize the impact of such distributions to the Protected NAV. There is no guarantee that Janus Capital will be successful in doing so. Incorrect estimates could impact the dividend calculation methodology and affect the Protected NAV per share. Please refer to the Portfolio’s Prospectuses for additional examples of how distributions will affect the Protected NAV.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy.

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2014 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of June 30, 2014.

There were no transfers between Level 1, Level 2 and Level 3 during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2014 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

20 | JUNE 30, 2014

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations, equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments. Such collateral is in the possession of the Portfolio’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Portfolio sold futures on equity indices to decrease exposure to equity risk.

The following table provides average ending monthly market value amounts on sold futures contracts during the period ended June 30, 2014.

Portfolio	Sold

Janus Aspen Preservation Series - Growth	$66,973

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

option) a financial instrument at an agreed upon price. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

The Portfolio may also utilize swaps, options, exchange-traded funds, exchange-traded notes, or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (“VIX”) or another volatility index. Such investments would be used in accordance with the risk methodology under the Capital Protection Agreement and would be designed in an effort to limit losses in a sharp market decline. There is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could impact the ability to increase returns. There are costs associated with entering into such investments, which can impact returns. The Capital Protection Provider may be the entity used to enter into a transaction related to the VIX and, if so, would receive compensation.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

During the period, the Portfolio purchased call options on various equity indices for the purpose of increasing exposure to broad equity risk.

The following table provides average ending monthly market value amounts on purchased call options during the period ended June 30, 2014.

Portfolio	Purchased Call Options

Janus Aspen Preservation Series - Growth	$63,758

22 | JUNE 30, 2014

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2014.

Fair Value of Derivative Instruments as of June 30, 2014

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Aspen Preservation Series - Growth
Capital Protection Agreement	Capital protection agreement	$0
Equity Contracts			Purchased options - zero strike calls	$1,513

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2014.

The effect of Derivative Instruments on the Statement of Operations for the period ended June 30, 2014

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as		Purchased options -
hedging instruments	Futures contracts	zero strike calls	Total

Janus Aspen Preservation Series - Growth
Equity Contracts	$(29,735)	$(15,544)	$(45,279)

Change in Unrealized Net Appreciation/(Depreciation) on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’	Purchased options -
hedging instruments	deferred compensation	zero strike calls	Total

Janus Aspen Preservation Series - Growth
Capital Protection Agreement	$0	$–	$0
Equity Contracts	–	8,846	8,846

Total	$0	$8,846	$8,846

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
As with all investments, there are inherent risks when investing in the Portfolio. The Portfolio’s participation in the Capital Protection Agreement also subjects the Portfolio to certain risks not generally associated with equity funds, including but not limited to, allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk, and counterparty risk. For information relating to these and other risks of investing in the Portfolio as well as other general information about the Portfolio, please refer to the Portfolio’s Prospectuses and statements of additional information.

The financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. Redemptions, particularly a large redemption, may impact the allocation process, and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Portfolio will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and will proceed with the liquidation process as soon as possible following the event. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty, such as the Capital Protection Provider, are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A shareholder’s ability to receive the Protected NAV from the Portfolio is dependent on the Portfolio’s ability to collect any settlement from the Capital Protection Provider pursuant to the terms of the Capital Protection Agreement or from BNP Paribas, the parent company of the Capital Protection Provider (the “Parent Guarantor”), under a separate parent guaranty. As such, the Portfolio’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent company’s, financial condition. As an added measure of protection, the Parent Guarantor has issued an absolute, irrevocable and continuing guaranty pursuant to which it guarantees any and all financial obligations of the Capital Protection Provider under the Capital Protection Agreement. There is, however, a risk that the Capital Protection Provider’s parent company may not fulfill its obligations under the guaranty it has issued. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may also be exposed to counterparty risk through participation in various programs including, but not limited to, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties. Under the terms of the Capital Protection Agreement, the Protected NAV of each share class will be reduced by any reductions in the NAV per share resulting from such events as, but not limited to, (i) the bankruptcy, insolvency, reorganization or default of a contractual counterparty of the Portfolio, including counterparties to derivatives transactions, and entities that hold cash or other assets of the Portfolio; (ii) any trade or pricing error of the Portfolio; and (iii) any realized or unrealized losses on any investment of the Portfolio in money market funds.

Emerging Market Investing
Within the parameters of its investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result

24 | JUNE 30, 2014

from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, the Portfolio does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of June 30, 2014” table located in Note 2 of these Notes to Financial Statements.

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts	Gross Amounts in the
Counterparty	of Recognized Liabilities	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

BNP Paribas	$1,513	$–	$–	$1,513

*	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
The Portfolio may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average	Investment
	Daily	Advisory
	Net Assets	Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Preservation Series - Growth	All Asset Levels	0.64

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee and the capital protection fee, but excluding the distribution and shareholder servicing fees (applicable to Service Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least May 1, 2015. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Expense
Portfolio	Limit (%)

Janus Aspen Preservation Series - Growth	1.35 - 1.50(1),*

(1)	Effective May 1, 2014, the expense limit decreased from 1.38% - 1.53% to 1.35% - 1.50%.
*	Varies based on the amount of the Capital Protection Fee.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s

26 | JUNE 30, 2014

actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2014 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $144,500 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2014.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $18,154 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2014. The Portfolio’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2014, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

As of June 30, 2014, shares of the Portfolio were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of	% of
	Class	Portfolio
Portfolio	Owned	Owned

Janus Preservation Series - Growth - Institutional Shares	100%	50%
Janus Preservation Series - Growth - Service Shares	100	50

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Preservation Series - Growth	$5,957,494	$1,163,639	$(48,705)	$1,114,934

6.	Capital Share Transactions

	Janus Aspen Preservation Series - Growth
For the period ended June 30 (unaudited) and the year ended December 31	2014	2013(1)

Transactions in Portfolio Shares – Institutional Shares:
Shares sold	–	–
Reinvested dividends and distributions	4,841	11,214
Shares repurchased	–	–
Net Increase/(Decrease) in Portfolio Shares	4,841	11,214
Shares Outstanding, Beginning of Period	261,214	250,000
Shares Outstanding, End of Period	266,055	261,214
Transactions in Portfolio Shares – Service Shares:
Shares sold	–	–
Reinvested dividends and distributions	4,875	11,268
Shares repurchased	–	–
Net Increase/(Decrease) in Portfolio Shares	4,875	11,268
Shares Outstanding, Beginning of Period	261,268	250,000
Shares Outstanding, End of Period	266,143	261,268

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Preservation Series - Growth	$3,471,456	$3,594,045	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2014 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

28 | JUNE 30, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

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Additional Information (unaudited) (continued)

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

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Additional Information (unaudited) (continued)

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited) (continued)

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

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charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

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Additional Information (unaudited) (continued)

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

Janus Aspen Series | 37

Additional Information (unaudited) (continued)

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

38 | JUNE 30, 2014

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

Janus Aspen Series | 39

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2014. As the investing environment changes, so could opinions. These views are unique and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

40 | JUNE 30, 2014

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio.

Janus Aspen Series | 41

Useful Information About Your Portfolio Report (unaudited) (continued)

Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

42 | JUNE 30, 2014

Notes

Janus Aspen Series | 43

Notes

44 | JUNE 30, 2014

Notes

Janus Aspen Series | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0814-70664	109-24-81126 08-14

Item 2 — Code of Ethics
Not applicable to semiannual reports.
Item 3 — Audit Committee Financial Expert
Not applicable to semiannual reports.
Item 4 — Principal Accountant Fees and Services
Not applicable to semiannual reports.
Item 5 — Audit Committee of Listed Registrants
Not applicable.
Item 6 — Investments
(a)	Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.
Item 7 — Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable to this Registrant.
Item 8 — Portfolio Managers of Closed-End Management Investment Companies
Not applicable to this Registrant.
Item 9 — Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable to this Registrant.
Item 10 — Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.
Item 11 — Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12 — Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a)under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to this Registrant.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Janus Aspen Series

By:	/s/ Bruce Koepfgen
Bruce Koepfgen,
President and Chief Executive Officer of Janus Aspen Series (Principal Executive Officer)

Date:	August 29, 2014
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce Koepfgen
Bruce Koepfgen,
President and Chief Executive Officer of Janus Aspen Series (Principal Executive Officer)

Date:	August 29, 2014

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Aspen Series (Principal Accounting Officer and Principal Financial Officer)

Date:	August 29, 2014